UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Penn Mutual

Penn Series Funds, Inc.
Annual Report
As of December 31, 2019

Available through Penn Mutual Variable Products

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for the Funds available under your variable annuity or variable life insurance contract will no longer be sent by mail unless you specifically request paper copies of the reports from The Penn Mutual Life Insurance Company or The Penn Insurance and Annuity Company, as applicable, or your financial intermediary. Instead, the reports will be made available on our website at www.pennmutual.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper and free of charge. You can contact us at (800) 523-0650 or contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds available under your insurance contract.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your financial professional regularly to make sure that your asset allocation remains on target.

Stocks continued to climb the wall of worry with investors tuning out the constant political noise coming from Washington, D.C. The dramatic recovery in U.S. equity markets since the 2018 mini bear market frustrated bearish investors again. In a world with persistent low or negative interest rates, investors are increasingly turning to equity markets for income. Economic growth in the United States transitioned back towards the two percent range during 2019 as the benefits of the 2017 Tax Cuts and Jobs Act gradually faded. Despite this moderate growth, overall the U.S. economy (especially the U.S. consumer) has been resilient to the global economic downturn. The longest running U.S. economic expansion on record now stands at 126 months. U.S. labor market conditions also remain near record setting territory with long-anticipated wage gains beginning to take hold. Despite tightness across the labor market, the Federal Reserve’s (Fed) favorite inflation gauge, core personal consumption expenditure, remains stubbornly below its two percent target. Secular disinflationary forces such as technology, globalization and an aging demographic continue to keep a lid on inflation and inflation expectations. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 31.02 percent for the full twelve-month period ending December 31.

On a relative basis, large capitalization stocks provided higher returns than mid and small capitalization stocks during the year. Large capitalization stocks, as measured by the Russell 1000 Index, returned 31.43 percent, while mid capitalization stocks, as measured by the Russell Midcap Index returned 30.54 percent and small capitalization stocks, as measured by the Russell 2000 Index, returned 25.52 percent. From a style perspective, growth stocks outperformed value stocks in all market capitalizations, with the widest disparity being in the large capitalization space. For instance, large cap growth stocks, as measured by the Russell 1000 Growth Index returned 36.39 percent while large cap value stocks, as measured by the Russell 1000 Value Index returned 26.54 percent.

International markets, although having a strong absolute year, underperformed domestic markets on a relative basis as developed international stocks returned 22.01 percent, as measured by the MSCI EAFE Index and emerging market stocks posted an 18.42 percent return, as measured by the MSCI Emerging Markets Index. For the second consecutive year, global economic growth was disappointing as the narrative fully turned from synchronized global growth in early 2018 to synchronized downturn today. The International Monetary Fund now expects a three percent global growth rate for 2019, the slowest since the financial crisis. China and its primary trading partners are bearing the brunt of the U.S./China trade war with foreign central bankers running out of options for additional monetary stimulus.

High yield fixed-income securities outperformed investment-grade bonds during the twelve-month period. High yield bonds, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned a strong 14.32 percent and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72 percent for the year. The Fed quickly reversed course to easier policy after its four-year tightening cycle concluded at the December 2018 Federal Open Market Committee (FOMC) meeting. The Fed implemented three, quarter point rate cuts at consecutive FOMC meetings beginning in July. The benign inflationary environment in the United States provided the Fed flexibility to implement ‘insurance’ cuts to help extend the record-setting economic expansion.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

David M. O’Malley

President and Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 4.89% for the twelve-month period ending December 31, 2019, compared to the 4.03% return for its benchmark, the Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Index, for the same period.

The Federal Reserve (Fed) quickly reversed course to easier monetary policy this year following four rate hikes in 2018. The Fed’s pivot contributed to a strong rebound in performance across almost all financial asset classes. The bond market was no exception as interest rates declined and prices rose across the entire Treasury yield curve. The 2-year Treasury note fell more than 90 basis points to finish the year at 1.57%. The Fed lowered short-term rates three times during the second half of the year but is likely to pause on additional cuts until U.S. economic growth weakens materially from current levels.

Fund positioning slightly long duration (interest rate risk) benefited performance in the declining rate environment. We are currently positioned neutral relative to the benchmark given the likely pause in Fed rate cuts but will remain opportunistic with duration and yield curve management in 2020. Fund holdings of Treasury Inflation Protected securities (TIPs) detracted from relative performance during 2019 as inflation expectations declined despite continued tightness across the labor market.

Corporate bond spreads tightened throughout the year with positive news on a ‘Phase One’ U.S./China trade agreement in December boosting demand for all spread sectors to close out 2019. Our overweight positioning in corporate credit contributed to the year’s positive results. Structured security spreads, including collateralized loan obligations, also tightened but trailed the strength of the corporate sector. We are gradually increasing Fund exposure to more attractively priced structured securities, including short duration mortgage-backed securities (MBS).

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2009 would have grown to $11,944. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg Barclays Capital U.S. Government Credit 1–3 Year Bond Index, during the same period. A $10,000 investment in the Bloomberg Barclays Capital U.S. Government Credit 1–3 Year Bond Index on December 31, 2009 would have grown to $11,654.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Limited Maturity Bond Fund	4.89%	2.26%	1.79%

Bloomberg Barclays Capital U.S. Government/Credit 1-3 year Index	4.03%	1.67%	1.54%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]
Corporate Bonds	54.5%
Asset Backed Securities	23.9%
Commercial Mortgage Backed Securities	12.4%
U.S Treasury Obligation	7.7%
Municipal Bonds	1.5%
Residential Mortgage Backed Securities	—%[2]

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.
[2]	Less than 0.05%.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned 9.21% for the twelve-month period ending December 31, 2019, compared to the 8.72% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund finished in the top quartile among actively managed core bond funds during the period as measured by Morningstar.

2019 witnessed a significant rebound in financial market performance following a weak close to 2018. Investment grade corporate bond spreads tightened by 60 basis points during the year and outperformed duration-matched Treasuries by nearly 700 basis points. Structured securities lagged the strong results in the corporate sector but still generated outperformance versus Treasuries.

The long-anticipated bond bear market ended almost as quickly as it started with Treasury yields falling throughout 2019. 10-year Treasury yields declined more than 75 basis points and closed the year at 1.92%. The Federal Reserve followed the lead of the bond market and cut interest rates three times beginning at the July Federal Open Market Committee (FOMC) meeting. Disappointing global economic conditions, partly resulting from the U.S.-China trade dispute, led to a surge in the volume of sovereign debt trading with negative yields, peaking at $17 trillion in August.

Duration (interest rate risk) management and yield curve positioning benefited Fund performance during the year while holdings of Treasury Inflation Protected securities (TIPs) detracted. We are currently positioned neutral in duration relative to the benchmark but will remain opportunistic with duration and yield curve management in 2020.

Fund holdings of corporate bonds and structured securities, including collateralized loan obligations, represented another source of value added performance during 2019. Our underweight exposure to U.S. government agency mortgage-backed securities (MBS) also benefitted returns versus the benchmark as fears of higher prepayments capped performance in the MBS sector. We are gradually reducing our overweight positioning in corporate credit and adding more attractively valued structured securities, including agency MBS.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Quality Bond Fund on December 31, 2009 would have grown to $14,688. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2009 would have grown to $14,445.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Quality Bond Fund	9.21%	3.62%	3.92%

Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]
Corporate Bonds	49.0%

Commercial Mortgage Backed Securities	17.3%
Asset Backed Securities	15.2%

Residential Mortgage Backed Securities	11.0%
Municipal Bonds	3.6%
U.S Treasury Obligation	3.3%
Exchange Traded Funds	0.6%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 15.68% for the twelve-month period ending December 31, 2019, compared to the 14.00% return for its benchmark, the CSFB High Yield Bond Index for the same time period.

2019 was a very strong period across equity and all fixed income asset classes. Rebounding off a weak fourth quarter of 2018, the reversal in psychology was largely driven by an abrupt change in Federal Reserve posture with respect to its interest rate trajectory and balance sheet holdings of Treasuries and mortgages. In response, 10-year Treasury rates declined about 75 basis points during the year, and about 120 basis points from November 2018. The other major overhangs in the market, the U.S.-China trade dispute, BREXIT and the United States-Mexico-Canada Agreement trade deal also concluded favorably. The combination led to a very strong rally at year-end and set the stage for further spread tightening coming into 2020.

The CSFB High Bond Yield Index returned 2.1% in December 2019, capping off an impressive 14% return for the year. December was an anomaly as it was driven by material outperformance in CCC credit and lower- rated energy bonds, as opposed to the prior 11 months of the year which was “quality” led. For example BB-rated bonds outperformed CCCs by over 400 basis points in 2019, an unusual phenomenon in the context of a 30% return in the S&P 500 Index. The energy sector was a notable laggard generating a total return of about 6%.

During 2019, the Fund outperformed its benchmark by 168 basis points due largely to its up- in-quality orientation and lack of material credit issues in the portfolio. The Fund added risk selectively during the fourth quarter in credits such as Denbury Resources Inc., FXI Holdings Inc., Scientific Games Corp, Hexion Inc., Commscope Inc., and Blue Racer Midstream LLC. Despite adding some energy risk in the fourth quarter, the high yield market’s largest sector, the Fund exited the year still underweight the subsector on a risk-adjusted basis. The Fund’s bank loan exposure stood at about 2%. Syndicated leveraged loans materially underperformed the high yield market in 2019 as underwriting issues began to appear, and investor appetite waned for the asset class as interest rates fell.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the High Yield Bond Fund on December 31, 2009 would have grown to $20,108. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2009 would have grown to $20,306.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

High Yield Bond Fund	15.68%	6.30%	7.24%

CSFB High Yield Bond Index	14.00%	6.02%	7.34%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]

BB/B Rated	33.9%

BB Rated	25.2%

BBB/BB Rated & Above	19.5%

B Rated	11.9%

B/CCC Rated	5.5%

Loan Agreements	2.3%

Not Rated	1.7%

Equity Securities	—%[2]

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.
[2]	Less than 0.05%.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 24.53% for the twelve-month period ending December 31, 2019, compared to the 31.49% return of its benchmark, the S&P 500 Index for the same time period.

The portfolio posted a positive return but underperformed its all-equity S&P 500 Index in the 2019 calendar year. However, it outperformed its Morningstar and Lipper peer groups. The portfolio’s equity holdings posted a positive return, outpacing the S&P 500 Index benchmark. The portfolio’s fixed income holdings posted a positive return during the one-year period, outperforming the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

U.S. stocks surged in 2019, as equities bounced back strongly from deep losses in the fourth quarter of 2018, with several major indexes hitting new all-time highs in the latter part of the year. A major driver of U.S. market performance was that the Federal Reserve — instead of continuing to raise short-term interest rates in 2019 — decided to keep rates steady in the first half of the year but then reduced rates three times starting in late July as a “midcycle adjustment” of its monetary policy. U.S.-China trade discussions were another major driver of market sentiment in 2019.

Overall, given we are late in an economic cycle and markets are pricing in quite a lot of good news, we are defensively positioned and believe there is potential for significant downside risk. We remain focused on identifying high-quality businesses with strong and/or improving fundamentals that we believe will be solid performers across a variety of market environments.

Our overall fixed income weight declined from the prior year, as we eliminated our position in U.S. Treasuries on strength. Our largest exposure in fixed income remains in high yield, where we are focused on short-duration and/or idiosyncratic issues. Our position in investment-grade decreased during the year as spreads tightened, although we continue to hold a sizable position in mostly high-quality, shorter-duration corporates.

Within equities, the information technology sector detracted from relative returns due to stock selection, although the negative impact was partially offset by a beneficial overweight allocation. Analog semiconductor company Maxim Integrated Products advanced but lagged sector peers due to soft demand in its industrial segment, including in China, and slower auto sales. No other sector detracted during the period. Conversely, the financials sector drove relative outperformance due to stock selection. S&P Global outperformed during the year amid strong corporate debt issuance and a healthy equity market backdrop. Security selection in the health care sector also aided relative results; however, an overweight position had a negative impact. Within the sector, Danaher outperformed on continued strong execution and news in February it will buy GE’s biopharma business, which sells supplies and equipment for developing and producing biologic drugs, for $21 billion. An underweight position in the energy sector also contributed to relative performance.

Risk assets persevered to deliver a strong rally from the marked downturn at the end of 2018, seeming to shrug off the myriad risks that headlined 2019, from Brexit concerns and U.S.-China trade tensions to sluggish global growth and disappointing manufacturing data. While current valuations suggest markets expect headwinds to recede and growth to accelerate, modest earnings growth expectations, upcoming U.S. election uncertainty, and the muted impact from accommodative monetary policy have created a scenario where we believe risk is skewed to the downside. With valuations stretched across asset classes, markets are susceptible to a pullback should headwinds persist or negative shocks arise. Given our position late in the cycle and the risks facing the global economy, we have a cautious view and continue to position the portfolio conservatively.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Flexibly Managed Fund on December 31, 2009 would have grown to $30,175. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2009 would have grown to $35,666.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Flexibly Managed Fund	24.53%	10.32%	11.68%

S&P 500 Index	31.49%	11.70%	13.56%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]
Consumer, Non-cyclical	24.7%
Industrial	16.6%
Technology	14.0%
Financial	13.5%
Communications	13.1%
Utilities	10.3%
Consumer, Cyclical	6.7%
Energy	0.7%
Asset Backed Securities	0.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 21.66% for the twelve-month period ending December 31, 2019, compared to its benchmarks, the S&P 500 Index’s return of 31.49% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 8.72% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund, which is a passively managed S&P 500 Index fund. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

The Fund is actively managed and seeks to outperform its benchmark while generating consistent excess performance. Fund equity performance slightly trailed its benchmark in 2019 while the Fund’s fixed income allocation outperformed its benchmark. The Fund finished in the top 20% among actively managed balanced funds as measured by Morningstar.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Balanced Fund on December 31, 2009 would have grown to $24,571. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2009 would have grown to $35,666. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2009 would have grown to $14,445.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Balanced Fund	21.66%	8.05%	9.41%

S&P 500 Index	31.49%	11.70%	13.56%

Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Asset Allocation Target as of 12/31/19

Index 500	60.0%

Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 30.41% for the twelve-month period ending December 31, 2019, compared to the 36.39% return for its benchmark, the Russell 1000 Growth Index for the same time period.

The portfolio delivered positive returns for the twelve-months ended December 31, 2019, but underperformed the benchmark Russell 1000 Growth Index. Overall, both stock selection and sector allocation were responsible for relative outperformance. Information technology was the largest relative underperformer, followed by financials and health care. Consumer staples and utilities were major relative contributors.

U.S. stocks surged in 2019, with several major indexes hitting all-time highs in the second half of the year. The Federal Reserve’s decision to keep rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment. Speculation arose numerous times during the year that the two countries were “close” to reaching an agreement, though occasional tensions seemed to reduce its likelihood. A preliminary “phase one” trade deal was not officially struck until December. As part of the agreement, the U.S. would lower or cancel the scheduled tariff rate on various Chinese goods. The agreement would also require “structural reforms and other changes to China’s economic and trade regime in the areas of intellectual property, technology transfer, agriculture, financial services, and currency and foreign exchange.” Large-cap shares outperformed their smaller peers. As measured by various Russell indices, growth stocks soundly outperformed value across all market capitalizations.

In information technology, stock choices and an underweight exposure detracted from relative results. Our underweight position in Apple hurt as shares marched higher over the past 12 months, driven by accelerating growth of services and wearables, along with improving conditions for iPhone sales in China. We maintain an underweight position relative to the benchmark due to concerns over saturation and elongation of replacement cycles for smartphones and Apple’s ability to monetize its installed base of users as hardware reaches parity and operating systems become less differentiated.

Security selection in financials also weighed on relative performance, driven by holdings in TD Ameritrade Holding. Shares of the company underperformed over the past year due to unfavorable interest rate cuts by the Federal Reserve and fee pressure among online brokers that eventually pressured the company to drop its trading commissions to zero. TD Ameritrade Holding boasts a defensible, capital-light, and scalable model with attractive operating margins that we feel should drive organic growth and return value to shareholders without taking on credit or balance sheet risk.

An underweight exposure and unfavorable stock choices in health care hindered relative results. Within the sector, a position in Cigna held back relative performance. In contrast, the consumer staples sector contributed to relative returns due to an underweight allocation. Utilities also aided relative performance due to an out-of-benchmark allocation.

At a recent press briefing in New York, T. Rowe Price managers observed that the long duration of the current bull market is not a particular concern. Rather than dying of old age, bull markets often succumb to one of four ills: an economic downturn, regulatory or policy uncertainty, Federal Reserve policy errors, or valuation excess. On balance, current signals suggest slightly positive returns for the market in 2020, with a highly accommodative Federal Reserve likely to offset significant volatility caused by the regulatory and political environment. Nevertheless, the possibility of extreme outcomes in either a negative or positive direction appears higher than in recent years.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Large Growth Stock Fund on December 31, 2009 would have grown to $39,410. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2009 would have grown to $41,234.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Large Growth Stock Fund	30.41%	13.87%	14.70%

Russell 1000 Growth Index	36.39%	14.63%	15.22%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]

Communications	30.2%

Technology	25.3%

Consumer, Non-cyclical	16.3%

Financial	9.3%

Consumer, Cyclical	8.5%

Industrial	7.7%

Utilities	1.4%

Energy	0.7%

Basic Materials	0.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 39.78% for the twelve-month period ending December 31, 2019, compared to the 36.39% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and decline in Brexit uncertainty helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the U.S. and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the U.S. Federal Reserve (Fed) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the U.S. Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates further — sending them deeper into negative territory — restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefitted from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors plus the fading of certain global risk factors mentioned above hastened spread tightening in the latter part of the period. At the same, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Stock selection and, to a lesser extent, an underweight allocation in both the consumer discretionary and health care sectors contributed to the portfolio’s performance relative to the Russell 1000 Growth Index. Within the consumer discretionary sector, not holding shares of internet retailer Amazon.com and holding shares of luxury goods company LVMH benefited relative returns. Within the health care sector, not holding shares of pharmaceutical company Abbvie and health insurance and Medicare/Medicaid provider UnitedHealth Group supported relative results as both stocks underperformed the benchmark.

Security selection in the financials sector also aided relative performance. Notably, the portfolio’s holdings of global alternative asset manager Blackstone Group and overweight position in credit rating agency Moody’s contributed to relative returns as both stocks advanced throughout the reporting period.

Elsewhere, not holding shares of aerospace company Boeing and network equipment company Cisco Systems, an overweight position in IT servicing firm Accenture and holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing further supported relative performance.

Security selection and an underweight position in the information technology sector weakened relative performance over the reporting period. Within this sector, the portfolio’s underweight positions in computer and personal electronics maker Apple and software giant Microsoft, overweight position in IT consulting and technology services provider Cognizant Technology Solutions and not holding computer graphics processors maker NVIDIA detracted from relative results.

Stock selection in the communication services sector also negatively impacted relative returns. Notably, not holding shares of social media company Facebook dampened relative results as the stock performed strongly over the reporting period.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Security selection and an overweight position in the consumer staples sector further hindered relative performance. Within this sector, holding shares of household products manufacturer Reckitt Benckiser and overweighting shares of global consumer products company Colgate-Palmolive held back relative returns.

Stocks in other sectors that also detracted from relative performance included the timing of the portfolio’s position in animal health services firm Elanco Animal Health and electronic brokerage firm TD Ameritrade, as well an overweight position in diversified industrial growth company Fortive.

Penn Mutual Asset Management, LLC

Investment Adviser

MFS Investments

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Large Cap Growth Fund on December 31, 2009 would have grown to $30,217. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2009 would have grown to $41,234.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Large Cap Growth Fund	39.78%	13.80%	11.69%

Russell 1000 Growth Index	36.39%	14.63%	15.22%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]

Technology	24.7%

Consumer, Non-cyclical	23.0%

Industrial	13.0%

Financial	12.2%

Consumer, Cyclical	11.6%

Communications	10.5%

Basic Materials	5.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 27.27% for the twelve-month period ending December 31, 2019, compared to the 36.39% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Easing geopolitical tensions, reduced recession fears and central bank support drove U.S. equities sharply higher over 2019. The U.S.-China trade war dampened the U.S. manufacturing sector and weighed on business confidence. However, consumers’ resilience helped the U.S. economy maintain slow but steady growth. Acknowledging the downside risks to the economy, the U.S. Federal Reserve stopped raising its benchmark interest rate in the first half of the year, then cut rates three times to try to prolong the economic cycle. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal.

U.S. large-cap growth stocks advanced during the year. Within the Russell 1000 Growth Index, information technology and communication services were the top-performing sectors for the year. All sectors had positive performance, with energy posting the smallest gain.

Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The portfolio underperformed the Index in this reporting period due to unfavorable results from both stock selection and sector allocations.

The information technology and communication services sectors were the chief drivers of the Fund’s relative underperformance. The portfolio’s lack of exposure to some of the largest benchmark holdings within these two sectors weighed on relative performance as these index-heavyweights performed very strongly in 2019. Although nearly all of the IT and communication services stocks owned in the portfolio performed well, they lagged the stronger performance of other stocks in the Index. The materials sector was another relatively weak spot for the Fund, with both stock selection and an overweight allocation detracting from performance.

Conversely, the consumer discretionary sector was a relative standout. Our stock selection here was favorable, particularly as two holdings that are not included in the Index were among the top contributors to the Fund’s performance. An underweight allocation to the consumer staples sector and stock selection in financials were also advantageous to performance.

As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Large Core Growth Fund on December 31, 2009 would have grown to $34,197. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2009 would have grown to $41,234.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Large Core Growth Fund	27.27%	12.21%	13.08%

Russell 1000 Growth Index	36.39%	14.63%	15.22%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]

Communications	32.6%

Technology	24.0%

Consumer, Non-cyclical	20.9%

Industrial	8.8%

Consumer, Cyclical	5.4%

Basic Materials	5.3%

Financial	3.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 23.53% for the twelve-month period ending December 31, 2019, compared to the 26.54% return for its benchmark, the Russell 1000 Value Index for the same time period.

After declining sharply at the end of 2018, equity markets rebounded dramatically in January, as strong corporate earnings and optimism about a trade truce between the U.S. and China calmed investors. Trade war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the U.S. Quality-growth and lower-volatility stocks, which had been strong performers, lagged, and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers.

For the year, the portfolio rose in absolute terms but underperformed its benchmark, the Russell 1000 Value Index. Stock selection in healthcare detracted, while selection in energy contributed. The portfolio’s cash balance detracted, while an overweight to industrials contributed.

Healthcare provider Cigna detracted during the year on concerns around the future profitability of its recently acquired Express Scripts pharmacy benefit management business and around political rhetorical regarding Medicare For All. Biotechnology company Biogen detracted after announcing that Phase 3 trials for its Alzheimer’s treatment would be discontinued. Online travel agency Expedia detracted. Challenged fundamental performance was initially perceived as being due to an issue in the online travel market; however, poor execution by management was more likely the root cause.

Defense contractor Raytheon contributed on increasing investor confidence around its merger with United Technologies. Shares of homebuilder D.R. Horton contributed amid improved sentiment on housing, as the 10-year rate rallied significantly. Financial services company Wells Fargo outperformed, helped by the appointment of a new CEO after a lengthy search process.

Strong absolute market returns without corresponding fundamental profit growth concern us, especially with many valuation measures at or above prior market peaks. In addition to uncertainty surrounding U.S.-China trade negotiations, the 2020 presidential campaign and impeachment proceedings may sour investor sentiment and cloud the planning horizon for corporate capital expenditure. Given this backdrop, the markets could become more challenging, creating opportunities for those willing to be liquidity providers in times of stress.

We continue to evaluate at the company level, watching for signs of demand changing precipitately. In terms of late-cycle dynamics, we rigorously assess companies’ abilities to manage cost pressures such as labor. We seek to own attractively valued companies that are good businesses and exhibit signs of improving success. Our portfolio’s holdings have attractive fundamentals that are consistent with our philosophy — high free-cash-flow yields, low earnings variability and low leverage. These well-managed companies deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Large Cap Value Fund on December 31, 2009 would have grown to $25,706. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2009 would have grown to $30,505.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Large Cap Value Fund	23.53%	6.88%	9.90%

Russell 1000 Value Index	26.54%	8.29%	11.80%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]

Financial	28.8%

Consumer, Non-cyclical	21.0%

Communications	12.4%

Consumer, Cyclical	12.0%

Industrial	11.5%

Energy	8.7%

Technology	4.7%

Basic Materials	0.9%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 29.70% for the twelve-month period ending December 31, 2019, compared to the 26.54% return for its benchmark, the Russell 1000 Value Index for the same time period.

Despite the backdrop of continued trade war fears and mixed economic indicators, equity markets rallied during the period as an accommodating U.S. Federal Reserve (Fed) and a continuation of historically low unemployment levels provided a tailwind for equity market returns.

After holding interest rates steady in the first half of 2019, the Fed cut its benchmark rate in late July, its first reduction in a decade. The Fed followed with additional quarter point cuts in September and October, bringing rates to a range of 1.50% — 1.75% in an effort to keep the U.S. economy strong amid China trade tensions and weakening economic data from overseas.

Key economic indicators were mixed amid continued slow growth overall in the U.S economy. The U.S. unemployment rate fell to 3.5% in November, matching September for the lowest since 1989.

Overseas, Boris Johnson’s overwhelming election victory in December appeared to settle the Brexit question, which has represented a market overhang for some time, in favor of Britain’s departure from the European Union.

In the U.S., the S&P 500 Index posted a robust 31.49% return during the period. Globally, the MSCI EAFE Index returned 22.01%, while the MSCI EM Index posted an 18.42% gain. Large cap stocks outperformed their small cap counterparts during the period.

The Fund’s outperformance versus the Index during the period was primarily the result of strong stock selection, while sector allocation results also contributed, to a lesser extent, to relative performance. Among U.S. large-cap equities, growth stocks outperformed value stocks during the period by a wide margin. All 11 of the economic sectors within the Index registered positive returns, with information technology, industrials, and financials delivering the strongest returns.

Strong broad-based stock selection boosted relative performance results over the period, with positive stock selection results registered in 9 of the 11 sectors. Stock selection contributed most in the financials, utilities, and consumer staples sectors. Additionally, an overweight to the strong-performing industrials sector and underweight to the energy sector aided relative performance results.

The Fund’s top relative contributor for the period was an overweight position in Gardner Denver Holdings, a leading manufacturer of flow control equipment such as vacuum systems, pump, air, and gas compressors. Investors are optimistic about synergies and opportunities for the company upon completion of a merger with an industrials competitor. Bristol-Myers Squibb, a health care biotechnology company which has been a leader in the multiple myeloma treatment space, was a top contributor during the period. Shares of the stock rose during the period after announcements of positive results across a number of its products in trial stages. The company continues to hold a robust pipeline of drugs in development. Elsewhere, overweight positions in information technology holdings NXP Semiconductors, Leidos Holdings, and Qualcomm contributed to relative performance along with underexposure to pharmaceuticals company Pfizer, which lagged the broader market.

Unfavorable stock selection within communication services and industrials detracted from relative performance. The Fund’s top relative detractor during the period was an underweight exposure to JPMorgan Chase, a large component of the benchmark that outperformed the broader market. An overweight exposure to DuPont de Nemours, an agricultural, specialty materials and chemicals developer, represented a drag on relative results. Elsewhere, the Fund’s positions in multinational luxury fashion company Tapestry and industrial conglomerate Textron hurt relative results as well as not owning AT&T.

Penn Mutual Asset Management, LLC

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

An investment of $10,000 in the Large Core Value Fund on December 31, 2009 would have grown to $26,785. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2009 would have grown to $30,505.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Large Core Value Fund	29.70%	8.68%	10.35%

Russell 1000 Value Index	26.54%	8.29%	11.80%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]

Financial	27.6%

Consumer, Non-cyclical	23.7%

Industrial	10.4%

Communications	8.9%

Energy	8.4%

Utilities	7.2%

Consumer, Cyclical	6.6%

Technology	4.6%

Basic Materials	2.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 31.06% for the twelve-month period ending December 31, 2019, compared to the 31.49% return for its benchmark, the S&P 500 Index for the same time period.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Despite the uncertainty over the U.S.-China trade agreement, better than expected economic data, low interest rates and robust domestic demand were primary drivers of Fund performance during the reporting period. Specifically, the prospect of more accommodative monetary conditions allowed large-cap companies to finish the quarter with a gain of 13.5%. U.S. large cap equities rebounded from a sharp decline in May amid trade tensions to end the quarter at a record high as factors bolstered the sentiment, including apparent progress and favorable communications related to trade negotiations between the United States and China, as well as developments that further reinforced the idea that the Federal Reserve will be on hold for some time to come. U.S. equities posted modestly constructive results for the third quarter; interest rate-sensitive and defensive sectors established leadership over the quarter. The flight to safety and dramatic decline in interest rates bolstered the relatively strong results from these defensive and interest rate-sensitive sectors.

Turning to November, a better than expected October jobs report helped provide support for the rally of U.S. equities. Easing trade tensions led to better risk appetite and relatively lackluster economic data bolstered views of continued easy money policies. U.S. markets were still a little jittery in early December as President Trump announced the reimposition of steel and aluminum tariffs on Brazil and Argentina, but the announcement later in the month of a “Phase One” trade deal with China carried equity markets into a strong close for 2019. Information technology, financials and communication services were the top three sectors that contributed to the outperformance of U.S. large cap equities while materials, utilities and energy were the bottom three contributors over the period. Fueled by an improving trade environment as well as solid earnings beats, the technology sector was the best performing equity sector. Conversely, being the worst performing sector within U.S. large cap equities, the energy sector appeared to be heading for another ignominious quarter up until oil prices rebounded amidst a surprise OPEC production cut in early December and an improved trade atmosphere.

The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of futures detracted zero basis points from Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Apple Inc., Microsoft Corporation and Facebook, Inc. Class A. The top negative contributors to the Fund’s performance during the reporting period were Pfizer Inc., Occidental Petroleum Corporation and PG&E Corporation.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Index 500 Fund on December 31, 2009 would have grown to $34,470. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2009 would have grown to $35,666.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Index 500 Fund	31.06%	11.31%	13.17%

S&P 500 Index	31.49%	11.70%	13.56%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]

Consumer, Non-cyclical	21.9%

Technology	18.7%

Financial	17.7%

Communications	14.6%

Industrial	8.8%

Consumer, Cyclical	8.5%

Energy	4.4%

Utilities	3.3%

Basic Materials	2.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 37.98% for the twelve-month period ending December 31, 2019, compared to the 35.47% return for its benchmark, the Russell Midcap Growth Index for the same time period.

During the measurement period, the Fund experienced positive results in all sectors except for real estate and consumer staples. The strongest sector exposure was in consumer discretionary, followed by information technology, healthcare, materials, communication services, industrials and financials. All sectors benefitted from strong stock selection. Negative contributions to relative performance came from real estate, where we had no exposure, and consumer staples, where the benefit of our underweight position was overcome by poor stock selection within that sector. Equity options were additive to returns in the form of a portfolio hedge implemented in July, when the trade agreement was in doubt and there was no substantial talk by the Federal Reserve regarding interest rate policy changes. While we maintained cash at the low end of our comfortable range, it was a significant drag on the Fund throughout the year.

Holdings within the consumer discretionary sector made the greatest positive contribution to the Fund’s return for the measurement period. We were overweight this sector, with our names outperforming the names held in the index. While the consumer discretionary sector is composed of 85 names in the benchmark, we chose to focus on 12 names in the sector, a couple of which are not in the index.

Information technology names within the Fund were a strong positive performance group in aggregate. With 124 names comprising the benchmark’s information technology sector, our portfolio of 23 names, while underweight the benchmark allocation, outperformed the Index. Stock selection within this sector more than offset the underperformance caused by our strategy being underweight this strong performing sector.

Healthcare was an overweight sector in the Fund relative to the benchmark where both allocation effect and stock selection were positive. Industrials, like healthcare, contributed positively to the Fund on both an allocation and security selection basis. Our materials exposure was a source of alpha generation, primarily related to a strong year from Scotts Miracle-Gro Companies.

Consumer staples was the only sector where the Fund had negative stock selection for the measurement period. Sprouts Farmers Markets, Inc. experienced weaker than expected same store sales growth and had significant executive level management turnover. We sold our position in the third quarter but continue to monitor the name, given its market position in the healthy grocery store segment with few independent competitors.

We think the measurable positives outweigh any potential negatives for 2020, and the Fund continues to express a more economically constructive and optimistic view, with a more assertive pro-growth, less defensive stance. We are not expecting the same level of returns in the market that we saw in 2019 and we are cautiously mindful of elevated stock valuations in an environment of rising interest rates and potential inflationary pressure. We remain overweight the consumer discretionary, healthcare, financials and materials sectors and, while we are underweight, we still have a healthy exposure to the information technology sector. We remain steadfast in our approach in which stock selection drives performance, but we will prudently apply a macro overlay if need be, by utilizing more defensive sector exposure, cash and/or portfolio hedging.

Penn Mutual Asset Management, LLC

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2009 would have grown to $32,747. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2009 would have grown to $37,856.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Mid Cap Growth Fund	37.98%	12.01%	12.59%

Russell MidCap Growth Index	35.47%	11.60%	14.24%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]

Consumer, Non-cyclical	26.2%

Technology	23.0%

Consumer, Cyclical	21.1%

Industrial	16.2%

Communications	6.1%

Financial	4.1%

Basic Materials	3.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 17.04% for the twelve-month period ending December 31, 2019, compared to the 27.06% return for its benchmark, the Russell Midcap Value Index (the “Index”) for the same time period.

The Strategy’s underperformance in 2019 was due to several factors which specifically impacted companies with investment characteristics core to our long-term philosophy:

Over many decades, we have invested with strong management teams in restructurings or turnaround situations with great success and we believe that these situations can still generate very attractive investment returns, albeit with increased volatility. In the current market environment, it has become very difficult to undertake restructurings/turnarounds in the public markets as investors have become extremely short-term oriented. Most investors, both fundamental and quantitative, have very little tolerance for earnings disappointments. Turnaround situations, by their very nature generally take more time to show improvement and as such are subject to short-term earnings setbacks. Notwithstanding already deeply discounted stock prices, value stocks that miss earnings estimates can decline further. Adding to this pressure, over the last 24 months we have seen that companies in the portfolio with negative earnings revisions tend to experience stock declines much more severe than price increases generated by portfolio names that had upward earnings revisions. Looking back over a ten-year period, this was an unusual occurrence and one that we believe should reverse over time.

Capital allocation and the appropriate use of leverage has long been a driver for attractive investments. When we undertake an investment in a company with financial leverage, our analysts are careful to examine future cash flow and free cash flow that can be used to service and pay down debt. In more leveraged companies, we try to ensure that there is a margin of safety in case the company’s fundamentals deteriorate. Recently, companies with leveraged balance sheets with short-term fundamentals below expectations can become further depressed in the market.

Being a contrarian investor has been extremely rewarding over time. Lately however, it has been very difficult to be a contrarian value investor in a growth-oriented market. While we have largely avoided “deep” value names, we have found that these investments do well over time, but can be very volatile in the short run.

When we examine our underperformers for the year (Party City, Chemours, Children’s Place, Lions Gate Entertainment), most of them had one or more of the characteristics listed above. While the above stocks declined significantly during the year, many of the portfolio’s larger positons achieved strong gains. These included Itron, AerCap, Wyndham Destinations, Nuance, and Zimmer, all of which exhibited solid fundamentals throughout 2019.

2019’s underperformance and volatility has resulted in a portfolio valuation that, in our opinion, is extremely attractive. Despite an earnings growth rate that is projected to be faster than the Index, the Portfolio at year-end was selling at a P/E ratio of 13.5x vs. 16.1x for the Index, a price to cash flow ratio of 8.9x vs. 10.3x for the Index, and is trading at a wide discount to our estimate of intrinsic value. These attractive valuation levels have, in the past, led to relative outperformance for the Strategy. With the Penn Series Mid Cap Value Fund selling at what we perceive to be attractive relative valuation levels, we believe that the Portfolio could see meaningful relative outperformance during 2020. The wild-card in the outlook for 2020 is the outcome of the U.S. Presidential election and any news concerning the trade war with China.

Penn Mutual Asset Management, LLC

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Mid Cap Value Fund on December 31, 2009 would have grown to $26,424. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2009 would have grown to $32,226.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Mid Cap Value Fund	17.04%	4.68%	10.20%

Russell MidCap Value Index	27.06%	7.62%	12.41%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]

Consumer, Cyclical	20.2%

Financial	20.1%

Industrial	15.5%

Consumer, Non-cyclical	14.0%

Technology	13.5%

Energy	8.6%

Utilities	4.6%

Basic Materials	1.9%

Communications	1.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 28.78% for the twelve-month period ending December 31, 2019, compared to the 27.06% return for its benchmark, the Russell Midcap Value Index for the same time period.

Resilient U.S. economic growth and positive earnings fueled strong stock market performance for 2019, despite periods of volatility sparked by trade tensions and global economic uncertainty. The Federal Reserve cut interest rates three times in response to global economic risks, but central bank policymakers signaled a pause in the fourth quarter as economic data improved. Stocks ended the year on a strong note as news of a potential U.S.-China trade deal helped ease trade-related uncertainty. All sectors of the index had positive returns, led by information technology. Energy was the weakest-performing sector.

Mid-cap stocks as measured by the Russell family of indices outperformed small caps but underperformed large caps. Value stocks underperformed growth for the period. Stock selection drove relative outperformance in health care, where medical device maker Zimmer Biomet Holdings was a top contributor. Stock selection among food products companies lifted relative performance in the consumer staples sector. Stock selection in the insurance and bank industries detracted from relative performance.

Applied Materials, a semiconductor company, was a strong performer as it delivered solid financial results despite an uncertain global economic environment. While we trimmed the position as the stock appreciated, we believe this company remains well positioned, supported by greenfield investments and share gain from its new tool offerings.

The high-quality industrials company Hubbell reported solid results with continued strength in electrical transmission and distribution. In our view, it remained disciplined on driving price and productivity to offset inflationary headwinds, which enabled it to expand operating margins despite its accelerated investment in footprint optimization.

Zimmer Biomet Holdings, a medical device company, reported better-than-expected revenues, margins and earnings. It also reported positive updates on its early ROSA robot placements and improvements in FDA-related supply constraints.

Weak gas prices hurt the stock of EQT, a natural gas producer. If gas prices remain at depressed levels, we believe the company’s free cash flow could be significantly impaired. We exited our position in EQT in the third quarter as we identified more attractive investment opportunities elsewhere.

MSC Industrial Direct stock fell in the second quarter after the company reported disappointing organic growth and guidance as demand for its industrial products continued to decelerate. We held onto the stock due in part to its strong balance sheet, but we reduced our position in the fourth quarter after revisiting our assumptions on the industrial distributor’s normalized earnings power. We determined the risk/reward profile was slightly less favorable, though still very attractive, than we had originally thought.

Lack of exposure to Worldpay, a payment services company, detracted from relative performance. Worldpay’s stock surged higher on news of its plans to merge with Fidelity National Information Services. We did not own Worldpay as it does not meet our quality or valuation criteria.

We have identified select opportunities in the industrials sector as companies have underperformed due to concerns such as tariffs, input cost pressure and operational execution. While we are overweight in industrials, we have avoided names in the sector that we believe are lower quality.

Our portfolio has a notable overweight to health care. We have found attractive opportunities in the sector due to increased political rhetoric as well as company-specific issues. The vast majority of our holdings are in two industries: 1) health care providers and services and 2) health care equipment and supplies.

According to our metrics, real estate stocks remain expensive relative to their historical valuation and to other areas of the equity market. Therefore, we hold a limited number of higher-quality real estate stocks that offer compelling valuations.

Our metrics show that valuations throughout the communication services sector are unattractive. Additionally, many stocks in the sector have volatile business models, leading to a wider range of potential outcomes.

Penn Mutual Asset Management, LLC

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Mid Core Value Fund on December 31, 2009 would have grown to $31,435. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2009 would have grown to $32,226.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Mid Core Value Fund	28.78%	8.59%	12.14%

Russell MidCap Value Index	27.06%	7.62%	12.41%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]

Financial	28.6%

Consumer, Non-cyclical	18.0%

Industrial	16.4%

Consumer, Cyclical	14.1%

Utilities	10.4%

Technology	5.6%

Energy	5.1%

Basic Materials	1.1%

Communications	0.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 37.95% for the twelve-month period ending December 31, 2019, compared to the 32.65% return for its benchmark, the Russell 2500 Growth Index for the same time period.

In 2019, the Penn Series SMID Cap Growth Fund outperformed the Russell 2500 Growth Index. During the twelve-month period, stock selection in the information technology and healthcare sectors contributed to returns, while stock selection in the financials sector detracted from performance. There were no other detracting sectors.

Immuno-oncology company Synthorx, Inc. was a top contributor to returns during the year. Its shares rallied sharply after it was announced that French drugmaker, Sanofi, would acquire Synthorx at a significant premium. We continue to monitor the combined entity’s prospects going forward. Commercial gene therapy firm Spark Therapeutics was also a top contributor to returns. Its shares spiked late in February 2019 after news broke that Swiss drug maker Roche Holding AG had agreed to acquire Spark for roughly $115 per share, representing a total equity value of roughly $5 billion. Given that Spark Therapeutics had a market value of just under $2 billion at the prior session’s close, its stock price more than doubled upon the announcement. With this in mind, we felt that the valuation for Spark Therapeutics became less attractive and were pleased to sell out of our position and allocate the gains to more appealing risk/reward opportunities.

Okta, Inc. was a top detractor from returns in 2019. The company uses cloud-based software to manage companies’ digital access rights, making work simpler for employees and helping employers keep track of who’s who on their networks. Solid quarterly results announced in September weren’t enough to sustain strong investor enthusiasm for the stock. Specifically, the company revealed that sales rose 49%, far ahead of management’s guidance, but earnings actually turned slightly negative, and investors may have focused on these losses. Furthermore, its shares appear to have been pressured by a new debt issuance. In our view, the quarter represents a small setback and management is continuing to prioritize long-term growth over short-term profit, which may induce some share price volatility. However, from our perspective, Okta is still a relatively small business and is just getting started on winning contracts with some of the largest companies in the world. Alkermes PLC was also a top detractor from returns. Alkermes is a biotechnology firm that focuses on unmet patient needs in major therapeutic areas. The stock declined after the company’s President and Chief Operating Officer resigned over the summer, further compounded by successive disappointing earnings releases. Upon reassessing our investment thesis, we elected to exit our position and reallocate capital to more appealing risk/reward opportunities.

The U.S. equity market delivered robust performance in 2019, gaining more than 30%. Growth remains near-trend and sequentially accelerating, while a healthy consumer, both in balance sheet and confidence, continues to support the U.S. economy. We still favor U.S. equities and believe that there could be further growth, buoyed by low interest rates and steady cash flow generation. Despite increased volatility, we think fundamentals remain stable and do not indicate a downturn in global growth or corporate earnings. Within this more volatile backdrop, we believe a thorough understanding of both market and company specific variables will be crucial to navigating this environment. With that said, we continue to focus on high-quality companies with strong market positions and experienced management teams for a longer-term horizon.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the SMID Cap Growth Fund on December 31, 2009 would have grown to $34,321. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on December 31, 2009 would have grown to $37,108.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

SMID Cap Growth Fund	37.95%	11.72%	13.12%

Russell 2500 Growth Index	32.65%	10.84%	14.01%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]
Consumer, Non-cyclical	32.2%
Industrial	20.5%
Technology	19.2%
Consumer, Cyclical	12.4%
Financial	6.6%
Communications	5.6%
Basic Materials	3.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 19.86% for the twelve-month period ending December 31, 2019, compared to the 23.56% return for its benchmark, the Russell 2500 Value Index for the same time period.

After declining sharply at the end of 2018, equity markets rebounded dramatically in January, as strong corporate earnings and optimism about a trade truce between the U.S. and China calmed investors. Trade war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the U.S. Quality-growth and lower-volatility stocks, which had been strong performers, lagged, and value stocks outperformed. However, growth stocks continued to outperform value over the full year. From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers.

For the year, the portfolio rose in absolute terms but underperformed its benchmark, the Russell 2500 Value Index. Overall stock selection detracted for the period, primarily owing to holdings in the industrials and materials sectors, while selection in consumer staples contributed. Sector selection contributed for the year led by an overweight to technology and an underweight to utilities more than offsetting a detracting overweight to consumer staples.

Cooper Standard detracted after the auto supplier missed 3Q19 earnings expectations and gave disappointing 2019 guidance on revenue and cash flow. The shortfall was driven by continued weakness in Asia. Commvault Systems, a data protection and information management software company, detracted on disappointing first-quarter revenues and investors skepticism of the company’s efforts to improve its execution of getting products to market.

Cypress Semiconductor contributed after reporting better-than-expected earnings guidance and positive commentary on order and revenue patterns. Shares of Sotheby’s, a leading global art auction house, surged after the company agreed to be acquired at a significant premium in an all-cash deal.

Now into its fourth year, value’s underperformance has left valuation spreads between value and growth stocks at levels not seen in almost twenty years. We believe that there have been three primary drivers of this underperformance; economic anxiety, low interest rates and technological disruption. Despite strong equity market performance, investor anxiety about the economy is readily discernible. Value stocks, viewed as economically more sensitive, have been shunned in this climate while growth stocks and companies with perceived lower volatility have been beneficiaries. Low interest rates and technological disruption have also been headwinds to value stocks.

We recognize and agree with all three concerns. We disagree, however, with the confidence the market has displayed in identifying potential winners and losers and with the broad-brush approach of most investors. They have favored growth stocks and those with lower volatility while punishing value stocks. Within value stocks a provocative opportunity has emerged. While it is true that some value stock profits will fall victim to the economic cycle or technology disruption, this will not be the case for many others. Many remain in strong competitive positions. It is in these high-quality value stocks that we see significant potential. They have the business model and balance sheet strength to navigate these more troubled waters. Furthermore, they generate compelling free cash flow which we expect the market to recognize over time.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the SMID Cap Value Fund on December 31, 2009 would have grown to $28,657. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on December 31, 2009 would have grown to $29,042.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

SMID Cap Value Fund	19.86%	6.29%	11.10%

Russell 2500 Value Index	23.56%	7.18%	11.25%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]
Financial	35.3%
Consumer, Cyclical	16.7%
Industrial	13.8%
Technology	11.7%
Consumer, Non-cyclical	9.4%
Energy	4.8%
Utilities	3.8%
Basic Materials	3.3%
Communications	1.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 28.24% for the twelve-month period ending December 31, 2019, compared to the 28.48% return for its benchmark, the Russell 2000 Growth Index for the same time period.

Small-cap stocks delivered strong performance for the year, aided by resilient U.S. economic growth and solid corporate earnings. However, uncertainty over the global economic outlook and trade policy contributed to periods of volatility. The Federal Reserve acknowledged economic risks posed by slower global growth and higher tariffs with three interest rate cuts. In December, news that the U.S. and China were close to an initial trade deal helped stocks end the year on a strong note.

Stock selection in healthcare was a notable detractor from relative performance. Stock selection in information technology contributed to relative results.

In healthcare, we continue to focus on innovative companies addressing unmet medical needs. While we continue to see positive trends for many of our healthcare investments, we recognize short-term issues may at times overshadow their long-term potential. AnaptysBio is a healthcare company developing clinical-stage antibody treatments for a variety of medical conditions. The stock fell sharply in the fourth quarter after the company reported a third quarter loss as well as weaker-than-expected revenue growth. As a result, it was a leading detractor from absolute returns. We sold the position as we looked for investments with better risk-reward characteristics.

Wave Life Sciences, another detractor from absolute performance, is a clinical-stage biopharmaceutical company developing antisense oligonucleotides-based treatments for genetically defined diseases. The stock declined in December after the company reported disappointing clinical results for its treatment for Huntington’s Disease. We exited the position, as this development changed our outlook for the company.

Diplomat Pharmacy, a provider of specialty pharmacy services, was also a prominent detractor for the year. The stock dropped in the first quarter after the company announced it would need to record an impairment charge related to acquisitions it made for its pharmacy benefits management (PBM) business. We were concerned about the impairment and other executional issues from the company and sold the stock during the quarter.

Healthcare names were also among our top positive absolute contributors for the year. Catalent, one standout performer, is an outsourced pharmaceutical manufacturer. The stock rebounded strongly in the first quarter of 2019, following a fourth quarter 2018 decline that reflected concerns over an industry ibuprofen shortage. Catalent was able to source an alternative supplier of ibuprofen in the first quarter, which resolved the shortage issue and boosted confidence in the company. Strength in its biologics business, a key driver, also supported its financial and stock performance for the year. We believe Catalent represents a less-risky way to invest in the innovation taking place in the biotechnology and pharmaceutical industries.

NeoGenomics, another strong contributor, operates diagnostic labs that help doctors analyze genetic markers and personalize cancer treatments. The stock rose as the company continued to strengthen its market position through acquisitions. In our view, it is well positioned to benefit from a broad range of cancer treatment milestones.

Outside of healthcare, Nice Systems was a top contributor in the information technology sector. The company helps organizations use data to improve performance, increase efficiency, comply with regulations and fight financial crime. Its services include sophisticated analytical applications that have helped boost customer engagement, and it benefits from recurring revenue streams and high customer retention rates. These attributes have helped support its financial results and stock performance.

Penn Mutual Asset Management, LLC

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

An investment of $10,000 in the Small Cap Growth Fund on December 31, 2009 would have grown to $27,668. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2009 would have grown to $33,965.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Small Cap Growth Fund	28.24%	10.74%	10.71%

Russell 2000 Growth Index	28.48%	9.34%	13.01%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]
Consumer, Non-cyclical	34.4%
Technology	21.7%
Industrial	20.6%
Consumer, Cyclical	7.5%
Financial	6.4%
Communications	5.2%
Basic Materials	3.6%
Energy	0.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 23.03% for the twelve-month period ending December 31, 2019, compared to the 22.39% return for its benchmark, the Russell 2000 Value Index for the same time period.

In 2019, the Fund outperformed the Russell 2000 Value Index. Stock selection in the Consumer Discretionary and Financials sectors contributed to returns, while holdings in the Real Estate and Information Technology sectors detracted from performance.

Lattice Semiconductor Corp., a semiconductor company that produces programmable logic devices used in the circuits of mobile phones, telecom and internet-of-things (IOT), was a top contributor for the year. At the end of 2018, the company named Jim Anderson, a former Vice President that turned around operations at chipmaker Advanced Micro Devices, as its new President and Chief Executive Officer. Under his recent tenure, Anderson has driven revenue growth and executed on company expectations, as evidenced through subsequent earnings reports in 2019. Due to the stock’s great appreciation in 2019, we sold out of the position in the summer. For the year, as well as since we initiated a position in our small-cap value strategy in 2017, the stock has contributed to the portfolio’s returns.

CommVault Systems, Inc., a data software company that provides the government with data protection services, was a top detractor from returns during the year. A majority of the stock’s underperformance can be explained by the market’s reaction to mixed earnings reports. The first was in late April, when the stock dropped following the release of fourth quarter earnings of fiscal year 2019. The quarter experienced large deal weakness and challenged channel execution. Subsequently, management revised down forward guidance, expecting improvement in the back half of next year. However, the stock was off to a rocky start, when it missed fiscal first quarter earnings expectations at the end of July. Despite some of the near-term issues, we believe that the newly appointed chief executive officer and chief revenue officer, both appointed this calendar year, could correct mid-market execution issues and simplify the sales organization to better monetize their products. In our view, the stock is under-earning its potential with a sizeable market opportunity given the growing demand for cloud data.

The U.S. equity market delivered robust performance in 2019, gaining more than 30%. Growth remains near-trend and sequentially accelerating, while a healthy consumer, both in balance sheet and confidence, continues to support the U.S. economy. We still favor U.S. equities and believe that there could be further growth, buoyed by low interest rates and steady cash flow generation. Despite increased volatility, we think fundamentals remain stable and do not indicate a downturn in global growth or corporate earnings. Within this more volatile backdrop, we believe a thorough understanding of both market and company specific variables will be crucial to navigating this environment. With that said, we continue to focus on high-quality companies with strong market positions and experienced management teams for a longer-term horizon.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Small Cap Value Fund on December 31, 2009 would have grown to $31,009. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2009 would have grown to $27,299.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Small Cap Value Fund	23.03%	7.00%	11.98%

Russell 2000 Value Index	22.39%	6.99%	10.56%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]
Financial	40.9%
Industrial	15.3%
Consumer, Cyclical	12.6%
Consumer, Non-cyclical	8.8%
Technology	6.5%
Utilities	5.0%
Basic Materials	4.3%
Energy	4.3%
Communications	2.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 24.48% for the twelve-month period ending December 31, 2019, compared to the 25.52% return for its benchmark, the Russell 2000 Index (the “Index”) for the same time period.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

Despite the uncertainty over the U.S.-China trade agreement, better than expected economic data, low interest rates and robust domestic demand were primary drivers of Fund performance during the reporting period. Specifically, the prospect of more accommodative monetary conditions allowed small-cap companies to rebound vigorously during the first quarter. However, the onslaught of heightened trade uncertainty and the imposition of additional tariffs between the United States and China quickly caused U.S. equity markets to turn with small cap shares shifting more to the downside over the second quarter. In November, a better than expected October jobs report helped provide support for the rally of U.S. equities. Easing trade tensions led to better risk appetite and relatively lackluster economic data bolstered views of continued easy money policies.

U.S. markets were still a little jittery in early December as President Trump announced the reimposition of steel and aluminum tariffs on Brazil and Argentina, but the announcement later in the month of a “Phase One” trade deal with China carried equity markets into a strong close for 2019. Information protection, healthcare and industrials were the top 3 sectors that contributed to the outperformance of U.S. small cap equities while consumer staples, communication services and energy were the bottom 3 contributors over the period. Fueled by an improving trade environment as well as solid earnings beats, the technology sector was the best performing equity sector. Conversely, being the worst performing sector within U.S. small cap equities, the energy sector appeared to be heading for another ignominious quarter up until oil prices rebounded amidst a surprise OPEC production cut in early December and an improved trade atmosphere.

The Fund used futures in order to gain market exposure for the cash position during the Reporting Period. The Fund’s use of futures detracted 1 basis points from Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Array BioPharma Inc., Medicines Company and Arrowhead Pharmaceuticals, Inc. The top negative contributors to the Fund’s performance during the reporting period were Green Dot Corporation Class A, Merit Medical Systems, Inc. and Peabody Energy Corporation.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Small Cap Index Fund on December 31, 2009 would have grown to $28,724. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on December 31, 2009 would have grown to $30,582.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Small Cap Index Fund	24.48%	7.47%	11.13%

Russell 2000 Index	25.52%	8.23%	11.83%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]
Financial	25.5%
Consumer, Non-cyclical	24.4%
Industrial	14.6%
Consumer, Cyclical	12.1%
Technology	9.4%
Communications	3.9%
Utilities	3.5%
Energy	3.5%
Basic Materials	3.0%
Government	0.1%
Diversified	—%[2]

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

[2]	Less than 0.05%.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned 21.03% for the twelve-month period ending December 31, 2019, compared to the 22.01% return for its benchmark, the MSCI EAFE Index (the “Index”) for the same time period.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund had positive performance in 2019. The Fund’s performance was driven by progress on U.S. and China trade relations, accommodative monetary policy and progress in the UK regarding Brexit. In the first calendar quarter of 2019, positive factors such as optimism about progress in trade talks between the U.S. and China, a strong earnings season, an accommodative Federal Reserve and a deal to temporarily reopen the U.S. government helped performance and offset negative factors such as geopolitical tensions between India and Pakistan, Brexit and slowing economic growth. The second quarter of the reporting period also had positive performance driven by dovish comments from central banks, a trade deal between the U.S. and Mexico, strong earnings data despite concerns about global trade, Brexit and tensions with Iran. Performance in the third quarter was negative on the back of weak macroeconomic data, escalating trade hostilities between the U.S. and China, unrest in the Middle East and a strong dollar. Performance in the fourth quarter was positive and driven by a partial trade agreement between the U.S. and China, a new Brexit deal between the UK and EU, a strong earnings season and interest rate cuts in the U.S. despite geopolitical concerns like North Korea’s test-firing of ballistic missiles and China threatening to retaliate against the U.S. for supporting Hong Kong protesters.

The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of futures detracted 0.4 basis points from Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Nestle S.A, Roche Holding AG and ASML Holding NV. The top negative contributors to the Fund’s performance during the reporting period were Nokia Oyj, Teva Pharmaceutical Industries Limited and Swedbank AB Class A.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Developed International Index Fund on December 31, 2009 would have grown to $16,164. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 2009 would have grown to $17,085.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Developed International Index Fund	21.03%	5.09%	4.92%

MSCI EAFE Index	22.01%	5.67%	5.50%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]
Japan	24.4%
United Kingdom	14.1%
France	10.6%
Switzerland	9.8%
Germany	8.6%
Australia	7.1%
Netherlands	6.2%
Hong Kong	3.2%
Spain	2.9%
Sweden	2.5%
Italy	2.1%
Denmark	1.8%
Singapore	1.4%
Finland	1.1%
Belgium	1.0%
Ireland	0.9%
Norway	0.6%
Israel	0.6%
New Zealand	0.3%
Luxembourg	0.3%
Austria	0.2%
Portugal	0.2%
China	0.1%
Bermuda	—%[2]
Isle of Man	—%[2]
Macau	—%[2]

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.
[2]	Less than 0.05%.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 28.07% for the twelve-month period ending December 31, 2019, compared to the 21.51% return for its benchmark, the MSCI ACWI ex-U.S. Index for the same time period.

Stocks that helped absolute performance was Mastercard Inc. and Constellation Software.

Mastercard Inc. reported first quarter 2019 EPS that exceeded consensus expectations, thanks to an increase in revenues, lower client incentives, higher operating margins and lower tax rates. Mastercard is a dominant card payment network second only to Visa. It has a durable competitive advantage due to its indispensable place in the payment ecosystem and should continue to benefit from strong secular tailwinds, which in turn, can sustain its long-term, stable, and above-market earnings growth. Constellation Software benefitted from vibrant acquisition opportunities and stable organic growth. The company also announced a special dividend for investors early in 2019. Constellation Software is a leading Canadian-listed conglomerate of mission-critical niche software businesses in the private and public sectors specializing in vertical market solutions-back office/operational software in a wide range of verticals such as health care, law and public transit. The company grows through bolt-on acquisitions and the industry is still quite fragmented. We believe the business is predictable because customers usually do not switch to a competitor’s product and they pay annual maintenance fees.

Stocks that Hurt Absolute Performance was Unilever and Bank Itau. Unilever is one of the largest fast-moving consumer goods companies in the world whose products, such as soaps, shampoos, detergents, teas and ice creams, are consumed by 2.5 billion people per day in over 190 countries. Emerging markets account for roughly 60% of Unilever’s sales. Unilever reduced its sales guidance due to a slowdown in Southeast Asia and West Africa, as well as ongoing challenges in Europe and the US. We continue to feel that the company can grow earnings in the near term through a combination of top-line growth and cost-efficiency initiatives and we believe it is well- positioned for the long-term tailwind of demand for goods meeting basic needs primarily in emerging markets. Bank Itau, Itau Unibanco is the largest non-government-controlled financial institution in Latin America and has a diversified revenue stream. In its domestic market, Itau has a strong deposit franchise in a consolidated banking system.

Outside of Brazil, we believe the company will continue to grow its franchise throughout Latin America. With a strong management team and good corporate governance, Itau Unibanco has been capitalizing on its expanding footprint to deliver consistently high ROEs, which have averaged around 20%.

Twelve months ago, markets were wracked with concerns about an escalating trade conflict, intractable Brexit arguments and slowing global growth. Fast forward to the end of 2019, and not only did many of those fears fail to materialize, but the partial lifting of geopolitical clouds and a brightening economic outlook lit a fire under equities. Progress was made on two of the most persistent issues that weighed on markets for the last couple of years. The US and China agreed to “phase one” of a trade deal and around the same time, a resounding victory for the Conservative Party in British elections paved the way for the easy passage of Prime Minister Boris Johnson’s EU withdrawal bill through Parliament. Germany and the UK both dodged recessions and incoming European Central Bank President Christine Lagarde reiterated her call for countries with budget surpluses to use headroom for fiscal stimulus to drive faster growth. In China, Q3 GDP growth missed expectations and industrial profits fell sharply in October. But figures released in December showed that profits turned around with a 5.4% year-on-year increase in November, while manufacturing expanded at its fastest pace in three years. In contrast, the picture in India darkened and across Southeast Asia, governments attempted to reignite their economies with mixed results. Stimulating growth was a common concern in Latin America as well.

Despite progress on the US-China trade deal and the passage of the UK’s withdrawal bill from the EU, long-term structural headline risks remain and cannot be easily solved. Similarly, the UK faces difficult talks with the EU over its long-term trading deal and must also agree on its future relationship with Ireland. We believe investors should concentrate on quality companies rather than the macro situation to help navigate long-term uncertainty. We think investors should focus more on bottom-up stock picking to help identify quality growth companies, rather than a sector focus. For example, consumer staples as a sector has underperformed over the last decade; however, some individual companies have consistently outperformed over the long term, as well as last year. In our view, good stock selection based on rigorous research is key to beating the benchmark. International exposure

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

gives investors access to diversification, as well as different business models and potentially better companies.

Penn Mutual Asset Management, LLC

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the International Equity Fund on December 31, 2009 would have grown to $21,487. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI ACWI ex-U.S. Index, during the same period. A $10,000 investment in the MSCI ACWI ex-U.S. Index on December 31, 2009 would have grown to $16,236.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

International Equity Fund	28.07%	7.74%	7.95%

MSCI ACWI ex-U.S. Index	21.51%	5.51%	4.97%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]
United Kingdom	12.5%
France	11.6%
Canada	9.9%
Netherlands	9.4%
India	8.1%
United States	7.4%
Switzerland	6.0%
Spain	5.9%
China	4.6%
Germany	4.4%
Ireland	4.1%
Taiwan	3.1%
Belgium	3.1%
Brazil	2.9%
Hong Kong	1.9%
Japan	1.8%
Mexico	1.8%
Australia	1.5%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned 18.70% for the twelve-month period ending December 31, 2019, compared to the 18.42% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

In broad terms, the regime shift we have expected — of greater dispersion in country returns and investor recognition of not only improving country growth but also a wider number of quality companies delivering steady earnings — began to play out in 2019. While information technology companies delivered the highest aggregate returns, companies in other compelling sectors — which had lagged in the previous three years when tech was all-encompassing — were recognized and rewarded by investors. China outperformed the MSCI Emerging Markets (EM) Index for the year, but in a shift from 2016-2018, even higher equity returns occurred in several other countries where investors recognized and rewarded reforms that have been enacted, accelerating economic growth, cheap currencies, low debt levels and the beginnings of healthy credit cycles. We are confident these trends could play out even further in 2020 and beyond.

For the full year, our aggregate stock selection contributed positively to performance and country allocation contributed effectively in all but a handful of cases. Our underweight allocation to and stock selection in Korea and stock selection in China were the top contributors to performance. In China, our allocation to our high conviction growth companies — specifically those geared toward rising demand in select areas and benefiting from industry consolidation like New Oriental Education — contributed strongly to returns. Our stock selection in Taiwan and Russia also contributed strongly.

Our stock selection in India detracted from returns. Similar to much of 2018, 2019 was characterized by a domestic growth slowdown which led to a narrow rally where investors flocked to the safety of index heavyweights. Detractors included our overweight allocation to Ashok Leyland, which benefited from years of industry upscale but suffered from the economic slowdown, and Zee Entertainment, which underperformed from group-level complexities and the pledged share sale transmission mechanism.

From a sector perspective, our overweight allocation to consumer staples hampered returns, but we note that some of the best quality growth companies in emerging markets are in this sector, and we believe the stocks may be rewarded as investors recognize that their earnings are solid and may further benefit from some of the macro trends mentioned — including accelerating economic growth, rising wages, lower interest rates and greater access to credit.

The Fund sometimes uses derivative instruments to manage certain market or currency exposures. In this period, the use of currency forward contracts had a negative impact.

A great deal of complacency has accompanied the last decade of a U.S. boom even in the face of rising government deficits, spreading corporate debts and high prices and valuations for both large companies and financial assets. In contrast, many emerging markets spent the last decade cleaning up excesses and enacting reforms that should position them to grow rapidly in the years to come. We believe that shifting global economic forces — affected by what we call the “four Ds” (de-globalization, debt accumulation, declining productivity and demographic pressures) — could set the stage for a comeback by certain emerging markets and particularly for domestic-oriented businesses within these markets over the next decade.

In our portfolio we remain invested in good quality, growth-oriented companies capable of sustaining or expanding their earnings as a result of healthy or improving domestic demand and resistance to declines in global trade. Our aggregate sector overweights are in sectors we believe should benefit from the economic recovery and expansion phase that most EM countries only began to enter in the past couple years. We remain underweight those countries where growth is slowing down, owing to a combination of high debt, overvalued currencies, demographic pressures or major exposure to trade hindrances.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Emerging Markets Equity Fund on December 31, 2009 would have grown to $13,629. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on December 31, 2009 would have grown to $14,350.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Emerging Markets Equity Fund	18.70%	4.52%	3.14%

MSCI Emerging Markets Index	18.42%	5.61%	3.68%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]
China	20.9%
Taiwan	10.9%
Brazil	10.6%
India	8.3%
Hong Kong	7.9%
South Africa	5.8%
Russia	5.4%
South Korea	5.1%
Indonesia	5.0%
Mexico	3.8%
Hungary	2.6%
Thailand	2.3%
Peru	2.1%
Poland	1.9%
Turkey	1.8%
Philippines	1.1%
Malaysia	1.0%
Egypt	0.9%
Portugal	0.9%
United States	0.8%
Singapore	0.5%
Germany	0.4%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 32.47% for the twelve-month period ending December 31, 2019, compared to the 28.66% return for its benchmark, the FTSE NAREIT All Equity REIT Index for the same time period.

U.S. REITs enjoyed one of their best years in more than a decade in 2019, supported by generally healthy fundamentals and declining interest rates. Prospects of slowing growth prompted the U.S. Federal Reserve and other central banks to respond forcefully with rate cuts and other easing measures, driving meaningful gains in the equity market. A resilient economy — marked by a 50-year low in unemployment and 111 consecutive months of job growth — resulted in healthy demand for most property types, coinciding with peaking supply in many sectors. Companies also benefited from easy access to capital at historically low rates, providing a strong environment for cash flow growth.

The growing influence of e-commerce remained a key driver of real estate performance. Industrial landlords were a top-performing sector. Supply struggled to keep pace with the demand for well-located distribution centers, as Amazon and other online retailers expanded supply-chain logistics capabilities to rapidly fulfill customer orders. Data centers and towers also continued to benefit from rapid data growth in e-commerce and capital spending on 5G infrastructure.

Factors that helped the Portfolio’s relative performance in the period included an underweight allocation in regional malls. The sector generated weak results during the year, as store closures continued at a brisk pace and regional malls experienced secular headwinds from online retailers. Stock selection in healthcare contributed to portfolio outperformance, specifically a significant underweight in Ventas contributed to results as its shares underperformed amid weak earnings. An overweight position in Sabra Health Care REIT was also beneficial. The company has demonstrated improving fundamentals, and recent Medicare reimbursement trends for skilled nursing facilities have been favorable; the stock remains undervalued, in our opinion.

Stock selection in the regional mall sector detracted from relative performance, specifically overweight positions in The Macerich Company and Taubman Centers. Along with Simon Property Group, these are the leading Class A-Mall companies in the U.S. While Macerich and Taubman were dragged down by negative investor sentiment for malls in general, we believe they have the capital and skill to renovate their properties to attract new tenants. These negatives were partially offset by a meaningful underweight position in Simon Property Group, as its shares fell during the year. Security selection in apartments also hindered relative performance, which was led by an overweight position in UDR, Inc. While the company’s fundamentals remained intact, its shares underperformed during the year, in part due to a subdued outlook from management and negative new lease spreads after some of its tenants moved out. Not owning shares of Mid-America Apartment Communities was also a headwind for performance as its shares rallied sharply.

We believe U.S. REITs continue to exhibit solid overall fundamentals, while defensive characteristics such as relatively stable revenues and above-average dividends may attract investors in a slow-growth environment. Furthermore, most real estate companies earn the majority of their revenues from properties within their home market, which may limit the direct impact from any renewed tensions in U.S.-China trade negotiations or other geopolitical concerns.

We maintain a favorable view of rental housing due to positive demographic growth trends as well as job and wage growth, but we have recently trimmed our positions in manufactured homes and single family for rent on valuations. We maintain a favorable view of data centers and have shifted our positioning within towers, also due to valuations.

While we remain generally cautious toward regional malls, we have taken advantage of attractive valuations to add to allocations in companies with strong market positions that we expect to gain share in the long run.

Penn Mutual Asset Management, LLC

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Real Estate Securities Fund on December 31, 2009 would have grown to $31,576. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT All Equity REIT Index, during the same period. A $10,000 investment in the FTSE NAREIT All Equity REIT Index on December 31, 2009 would have grown to $32,728.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Real Estate Securities Fund	32.47%	8.64%	12.19%

FTSE NAREIT All Equity REIT Index	28.66%	8.43%	12.59%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/19

Percent of Total Investments[1]

Diversified	21.3%

Apartments	17.1%

Healthcare	11.7%

Office Property	7.7%

Hotels & Resorts	7.4%

Telecommunications	6.8%

Storage & Warehousing	6.6%

Industrial	5.2%

Building & Real Estate	5.1%

Strip Centers	3.7%

Regional Malls	3.4%

Lodging	1.7%

Real Estate	1.6%
Entertainment	0.7%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 23.26% for the twelve-month period ending December 31, 2019, compared to its benchmarks, the Russell 3000 Index’s return of 31.02% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 8.72% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks and international equities underperformed the Russell 3000 Index. The allocation in large cap growth equities and mid cap growth equities generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds contributed positively, while the allocation to short-term bonds contributed negatively to performance.

Fund selection of the Aggressive Allocation Fund contributed slightly negatively to its performance. During the period, our managers for the Penn Series Flexibly Managed, Large Cap Growth, Large Core Value, Mid Cap Growth, SMID Cap Growth, Real Estate Securities and International Equity Funds outperformed their respective benchmark by more than 2%, while the Penn Series Large Growth Stock, Large Cap Value, Mid Cap Value and SMID Cap Value Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, all Funds outperformed their respective benchmarks.

In 2019, global economic growth has slowed. In the absence of inflation, the Federal Reserve cut interest rates by 75 basis points. The U.S.-China trade war persisted for most of 2019. To reduce risk exposure from the trade war, we moved some allocation from small cap stocks to large cap stocks and from emerging market stocks to developed international stocks. A "Phase One" trade deal has been reached in December. Riding the tailwinds of the easy monetary policies and the "Phase One" trade deal, equities rallied towards the end of the year.

Looking ahead, U.S. economic growth is projected to remain healthy in 2020. The biggest risk event is the U.S.

2020 presidential election. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Aggressive Allocation Fund on December 31, 2009 would have grown to $23,895. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2009 would have grown to $35,215. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2009 would have grown to $14,445.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Aggressive Allocation Fund	23.26%	7.20%	9.10%

Russell 3000 Index	31.02%	11.24%	13.42%

Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/19

International Stocks	24.0%

Large Cap Value Stocks	21.0%

Mid Cap Value Stocks	13.0%

Emerging Markets Stocks	9.0%

Short Term Bonds	7.0%

Large Cap Growth Stocks	7.0%

Small Cap Value Stocks	6.0%

Small Cap Growth Stocks	4.0%

Domestic REITs	3.0%

Mid Cap Growth Stocks	3.0%

High Yield Bonds	2.0%

Intermediate Bonds	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 21.75% for the twelve-month period ending December 31, 2019, compared to its benchmarks, the Russell 3000 Index’s return of 31.02% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 8.72% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks and international equities underperformed the Russell 3000 Index. The allocation in large cap growth equities and mid cap growth equities generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds contributed positively, while the allocation to short-term bonds contributed negatively to performance.

Fund selection of the Moderately Aggressive Allocation Fund contributed slightly negatively to its performance. During the period, our managers for the Penn Series Flexibly Managed, Large Cap Growth, Large Core Value, Mid Cap Growth, SMID Cap Growth, Real Estate Securities and International Equity Funds outperformed their respective benchmarks by more than 2%, while the Penn Series Large Growth Stock, Large Cap Value, Mid Cap Value and SMID Cap Value Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, all Funds outperformed their respective benchmarks.

In 2019, global economic growth has slowed. In the absence of inflation, the Federal Reserve cut interest rates by 75 basis points. The U.S.-China trade war persisted for most of 2019. To reduce risk exposure from the trade war, we moved some allocation from small cap stocks to large cap stocks and from emerging market stocks to developed international stocks. A “Phase One” trade deal has been reached in December. Riding the tailwinds of the easy monetary policies and the “Phase One” trade deal, equities rallied towards the end of the year.

Looking ahead, U.S. economic growth is projected to remain healthy in 2020. The biggest risk event is the U.S. 2020 presidential election. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Moderately Aggressive Allocation Fund on December 31, 2009 would have grown to $22,695. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2009 would have grown to $35,215. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2009 would have grown to $14,445.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Moderately Aggressive Allocation Fund	21.75%	7.00%	8.54%

Russell 3000 Index	31.02%	11.24%	13.42%

Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/19

Large Cap Value Stocks	22.0%

International Stocks	19.0%

Short Term Bonds	11.0%

Mid Cap Value Stocks	10.0%

Large Cap Growth Stocks	8.0%

Intermediate Bonds	7.0%

Emerging Markets Stocks	6.0%

Small Cap Value Stocks	6.0%

Small Cap Growth Stocks	3.0%

Domestic REITs	3.0%

Mid Cap Growth Stocks	3.0%

High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 18.63% for the twelve-month period ending December 31, 2019, compared to its benchmarks, the Russell 3000 Index’s return of 31.02% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 8.72% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Moderate Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks and international equities underperformed the Russell 3000 Index. The allocation in large cap growth equities and mid cap growth equities generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds contributed positively, while the allocation to short-term bonds contributed negatively to performance.

Fund selection of the Moderate Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Flexibly Managed, Large Cap Growth, Large Core Value, Mid Cap Growth, SMID Cap Growth, Real Estate Securities and International Equity Funds outperformed their respective benchmarks by more than 2%, while the Penn Series Large Growth Stock, Large Cap Value, Mid Cap Value and SMID Cap Value Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, all Funds outperformed their respective benchmarks.

In 2019, global economic growth has slowed. In the absence of inflation, the Federal Reserve cut interest rates by 75 basis points. The U.S.-China trade war persisted for most of 2019. To reduce risk exposure from the trade war, we moved some allocation from small cap stocks to large cap stocks. A “Phase One” trade deal has been reached in December. Riding the tailwinds of the easy monetary policies and the “Phase One” trade deal, equities rallied towards the end of the year.

Looking ahead, U.S. economic growth is projected to remain healthy in 2020. The biggest risk event is the U.S. 2020 presidential election. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Moderate Allocation Fund on December 31, 2009 would have grown to $20,450. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2009 would have grown to $35,215. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2009 would have grown to $14,445.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Moderate Allocation Fund	18.63%	6.25%	7.42%

Russell 3000 Index	31.02%	11.24%	13.43%

Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/19

Intermediate Bonds	22.0%

Large Cap Value Stocks	16.0%

Short Term Bonds	15.0%

International Stocks	12.0%

Mid Cap Value Stocks	9.0%

Large Cap Growth Stocks	6.0%

Small Cap Value Stocks	5.0%

Emerging Markets Stocks	5.0%

High Yield Bonds	3.0%

Mid Cap Growth Stocks	3.0%

Small Cap Growth Stocks	2.0%

Domestic REITs	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 14.83% for the twelve-month period ending December 31, 2019, compared to its benchmarks, the Russell 3000 Index’s return of 31.02% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 8.72% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks and international equities underperformed the Russell 3000 Index. The allocation in large cap growth equities generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds contributed positively, while the allocation to short-term bonds contributed negatively to performance.

Fund selection of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Flexibly Managed, Large Cap Growth, Large Core Value, Real Estate Securities and International Equity Funds outperformed their respective benchmarks by more than 2%, while the Penn Series Large Cap Value, Mid Cap Value and SMID Cap Value Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, all Funds outperformed their respective benchmarks.

In 2019, global economic growth has slowed. In the absence of inflation, the Federal Reserve cut interest rates by 75 basis points. The U.S.-China trade war persisted for most of 2019. To reduce risk exposure from the trade war, we moved some allocation from small cap stocks to large cap stocks. A “Phase One” trade deal has been reached in December. Riding the tailwinds of the easy monetary policies and the “Phase One” trade deal, equities rallied towards the end of the year.

Looking ahead, U.S. economic growth is projected to remain healthy in 2020. The biggest risk event is the U.S. 2020 presidential election. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Moderately Conservative Allocation Fund on December 31, 2009 would have grown to $18,012. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2009 would have grown to $35,215. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2009 would have grown to $14,445.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Moderately Conservative Allocation Fund	14.83%	5.22%	6.06%

Russell 3000 Index	31.02%	11.24%	13.42%

Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/19

Intermediate Bonds	32.0%

Short Term Bonds	25.0%

Large Cap Value Stocks	16.0%

International Stocks	8.0%

Large Cap Growth Stocks	6.0%

Mid Cap Value Stocks	4.0%

High Yield Bonds	3.0%

Small Cap Value Stocks	2.0%

Emerging Markets Stocks	2.0%

Domestic REITs	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 10.87% for the twelve-month period ending December 31, 2019, compared to its benchmarks, the Russell 3000 Index’s return of 31.02% and the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 8.72% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks and international equities underperformed the Russell 3000 Index. The allocation in large cap growth equities generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds contributed positively, while the allocation to short-term bonds contributed negatively to performance.

Fund selection of the Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Flexibly Managed, Large Core Value, Real Estate Securities and International Equity Funds outperformed their respective benchmarks by more than 2%, while the Penn Series Large Cap Value, Mid Cap Value and SMID Cap Value Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, all Funds outperformed their respective benchmarks.

In 2019, global economic growth has slowed. In the absence of inflation, the Federal Reserve cut interest rates by 75 basis points. The U.S.-China trade war persisted for most of 2019. A “Phase One” trade deal has been reached in December. Riding the tailwinds of the easy monetary policies and the “Phase One” trade deal, equities rallied towards the end of the year.

Looking ahead, U.S. economic growth is projected to remain healthy in 2020. The biggest risk event is the U.S. 2020 presidential election. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2009 — December 31, 2019

An investment of $10,000 in the Conservative Allocation Fund on December 31, 2009 would have grown to $15,479. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2009 would have grown to $35,215. A $10,000 investment in the Bloomberg Barclays U.S. Aggregate Bond Index on December 31, 2009 would have grown to $14,445.

Average Annual Total Returns1 as of 12/31/19

	1 Year	5 Year	10 Year

Conservative Allocation	10.87%	4.05%	4.47%

Russell 3000 Index	31.02%	11.24%	13.42%

Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/19

Intermediate Bonds	42.0%

Short Term Bonds	35.0%

Large Cap Value Stocks	10.0%

High Yield Bonds	3.0%

International Stocks	3.0%

Large Cap Growth Stocks	3.0%

Mid Cap Value Stocks	2.0%

Small Cap Value Stocks	1.0%

Domestic REITs	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2019 and held through December 31, 2019. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2019.

Disclosure of Fund Expenses

For the Period July 1, 2019 to December 31, 2019

Expense Table

	Beginning Value July 1, 2019	Ending Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,006.99	0.59%	$2.98
Hypothetical	$1,000.00	$1,022.20	0.59%	$3.01
Limited Maturity Bond Fund
Actual	$1,000.00	$1,015.00	0.70%	$3.56
Hypothetical	$1,000.00	$1,021.64	0.70%	$3.57

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2019	Ending Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,023.01	0.67%	$3.42
Hypothetical	$1,000.00	$1,021.79	0.67%	$3.42
High Yield Bond Fund
Actual	$1,000.00	$1,048.56	0.68%	$3.51
Hypothetical	$1,000.00	$1,021.74	0.68%	$3.47
Flexibly Managed Fund
Actual	$1,000.00	$1,061.14	0.88%	$4.57
Hypothetical	$1,000.00	$1,020.72	0.88%	$4.49
Balanced Fund
Actual	$1,000.00	$1,071.72	0.20%	$1.04
Hypothetical	$1,000.00	$1,024.19	0.20%	$1.02
Large Growth Stock Fund
Actual	$1,000.00	$1,085.40	0.94%	$4.94
Hypothetical	$1,000.00	$1,020.41	0.94%	$4.80
Large Cap Growth Fund
Actual	$1,000.00	$1,125.50	0.88%	$4.71
Hypothetical	$1,000.00	$1,020.72	0.88%	$4.49
Large Core Growth Fund
Actual	$1,000.00	$1,000.00	0.86%	$4.34
Hypothetical	$1,000.00	$1,020.82	0.86%	$4.39
Large Cap Value Fund
Actual	$1,000.00	$1,084.00	0.92%	$4.83
Hypothetical	$1,000.00	$1,020.51	0.92%	$4.70
Large Core Value Fund
Actual	$1,000.00	$1,089.24	0.91%	$4.79
Hypothetical	$1,000.00	$1,020.56	0.91%	$4.65
Index 500 Fund
Actual	$1,000.00	$1,107.07	0.36%	$1.91
Hypothetical	$1,000.00	$1,023.37	0.36%	$1.84
Mid Cap Growth Fund
Actual	$1,000.00	$1,086.13	0.96%	$5.05
Hypothetical	$1,000.00	$1,020.31	0.96%	$4.90
Mid Cap Value Fund
Actual	$1,000.00	$1,027.98	0.80%	$4.09
Hypothetical	$1,000.00	$1,021.13	0.80%	$4.08
Mid Core Value Fund
Actual	$1,000.00	$1,098.69	1.03%	$5.45
Hypothetical	$1,000.00	$1,019.95	1.03%	$5.26
SMID Cap Growth Fund
Actual	$1,000.00	$1,075.03	1.04%	$5.44
Hypothetical	$1,000.00	$1,019.90	1.04%	$5.31

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2019	Ending Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,051.90	1.13%	$5.84
Hypothetical	$1,000.00	$1,019.44	1.13%	$5.77
Small Cap Growth Fund
Actual	$1,000.00	$1,026.82	1.02%	$5.21
Hypothetical	$1,000.00	$1,020.00	1.02%	$5.21
Small Cap Value Fund
Actual	$1,000.00	$1,060.97	0.97%	$5.04
Hypothetical	$1,000.00	$1,020.26	0.97%	$4.95
Small Cap Index Fund
Actual	$1,000.00	$1,068.19	0.77%	$4.01
Hypothetical	$1,000.00	$1,021.28	0.77%	$3.93
Developed International Index Fund
Actual	$1,000.00	$1,064.79	0.82%	$4.27
Hypothetical	$1,000.00	$1,021.02	0.82%	$4.19
International Equity Fund
Actual	$1,000.00	$1,078.46	1.07%	$5.61
Hypothetical	$1,000.00	$1,019.75	1.07%	$5.46
Emerging Markets Equity Fund
Actual	$1,000.00	$1,082.47	1.32%	$6.93
Hypothetical	$1,000.00	$1,018.47	1.32%	$6.74
Real Estate Securities Fund
Actual	$1,000.00	$1,093.95	0.95%	$5.01
Hypothetical	$1,000.00	$1,020.36	0.95%	$4.85
Aggressive Allocation Fund
Actual	$1,000.00	$1,068.89	0.34%	$1.77
Hypothetical	$1,000.00	$1,023.47	0.34%	$1.74
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,064.15	0.30%	$1.56
Hypothetical	$1,000.00	$1,023.68	0.30%	$1.53
Moderate Allocation Fund
Actual	$1,000.00	$1,054.47	0.29%	$1.50
Hypothetical	$1,000.00	$1,023.73	0.29%	$1.48
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,043.32	0.32%	$1.65
Hypothetical	$1,000.00	$1,023.58	0.32%	$1.63
Conservative Allocation Fund
Actual	$1,000.00	$1,029.88	0.34%	$1.74
Hypothetical	$1,000.00	$1,023.47	0.34%	$1.74

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Money Market Fund

	Par (000)	Value†
AGENCY OBLIGATION — 63.4%
Federal Farm Credit Banks
1.550%, 01/10/20	$4,000	$3,999,909
1.520%, 01/17/20	3,000	2,999,836
(1 M ICE LIBOR + 0.050%) 1.835%, 01/21/20•	5,000	5,000,755
(1 M ICE LIBOR + (0.050%)) 1.742%, 01/25/20•	2,722	2,722,376
1.450%, 02/11/20	1,000	999,732
Federal Home Loan Banks
(1 M ICE LIBOR + (0.020%)) 1.693%, 01/06/20•	6,000	6,000,124
1.529%, 01/16/20	2,000	1,998,729
1.730%, 01/21/20	3,500	3,496,656
1.553%, 01/29/20	1,000	998,794
Federal Home Loan Mortgage Corp.
1.860%, 01/02/20	3,500	3,499,820
1.500%, 01/17/20	2,916	2,915,858
1.766%, 02/03/20	4,000	3,993,565
1.556%, 03/10/20	5,000	4,985,146
Federal National Mortgage Association
1.645%, 01/06/20	4,000	3,999,089
1.545%, 01/29/20	1,000	998,802
1.555%, 02/14/20	6,000	5,988,633
1.500%, 02/28/20	1,000	999,804
Tennessee Valley Authority
1.572%, 01/08/20	6,000	5,998,168
2.250%, 03/15/20	10,000	10,012,333

TOTAL AGENCY OBLIGATION (Cost $71,608,129)		71,608,129

U.S TREASURY OBLIGATION — 27.9%
U.S. Treasury Bills
1.526%, 01/07/20	6,000	5,998,476
1.516%, 01/14/20	6,000	5,996,720
1.484%, 01/21/20	2,500	2,497,942
1.848%, 01/23/20	2,000	1,997,757
1.837%, 01/30/20	1,000	998,531
1.559%, 02/27/20	5,000	4,987,710
U.S. Treasury Note
1.375%, 02/15/20	6,000	5,998,182
3.625%, 02/15/20	3,000	3,007,241

TOTAL U.S TREASURY OBLIGATION (Cost $31,482,559)		31,482,559

	Number of Shares
SHORT-TERM INVESTMENTS — 8.6%
Goldman Sachs Financial Square Funds - Government Fund Institutional Shares (seven-day effective yield 1.510%) (Cost $9,689,236)	9,689,236	9,689,236

TOTAL INVESTMENTS — 99.9% (Cost $112,779,924)		112,779,924

Other Assets & Liabilities — 0.1%		158,479

TOTAL NET ASSETS — 100.0%		$112,938,403

†	See Security Valuation Note.
•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

M — Month.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
AGENCY OBLIGATION	$71,608,129	$71,608,129	$—	$—
U.S. TREASURY OBLIGATION	31,482,559	31,482,559	—	—
SHORT-TERM INVESTMENTS	9,689,236	9,689,236	—	—

TOTAL INVESTMENTS	$112,779,924	$112,779,924	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Limited Maturity Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 23.3%
Assurant CLO II Ltd., Series 2018-1A Class A (3 M ICE LIBOR + 1.040%, Floor 1.040%) 3.006%, 04/20/31 144A @,•	$2,400	$2,374,222
Babson CLO Ltd., Series 2014-IA Class C (3 M ICE LIBOR + 3.450%) 5.416%, 07/20/25 144A @,•	1,500	1,501,095
Barings CLO Ltd., Series 2017-1A Class B1 (3 M ICE LIBOR + 1.700%) 3.703%, 07/18/29 144A @,•	1,500	1,502,407
Benefit Street Partners CLO VIII Ltd., Series 2015-8A Class A1AR (3 M ICE LIBOR + 1.100%, Floor 1.100%) 3.066%, 01/20/31 144A @,•	2,500	2,474,680
BlueMountain CLO Ltd., Series 2015-1A Class A1R (3 M ICE LIBOR + 1.330%) 3.331%, 04/13/27 144A @,•	972	972,173
CIFC Funding Ltd.
(3 M ICE LIBOR + 1.700%, Floor 1.700%) 3.701%, 04/15/27, Series 2015-2A Class CR 144A @,•	1,250	1,249,995
(3 M ICE LIBOR + 1.050%, Floor 1.050%) 2.986%, 04/24/30, Series 2014-2RA Class A1 144A @,•	2,000	1,994,100
Crestline Denali CLO XVI Ltd., Series 2018-1A Class A (3 M ICE LIBOR + 1.120%, Floor 1.120%) 3.086%, 01/20/30 144A @,•	3,000	2,979,585
ECMC Group Student Loan Trust, Series 2019-1A Class A1A 2.720%, 07/25/69 144A @	2,178	2,175,444
Elm CLO Ltd., Series 2014-1A Class BRR (3 M ICE LIBOR + 1.750%) 3.752%, 01/17/29 •144A @	2,000	2,000,856
Entergy Arkansas Restoration Funding LLC, Series 2010-A Class A1 2.300%, 08/01/21	165	164,277
First Eagle BSL CLO, Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%) 5.137%, 01/20/33 144A @,•	1,500	1,494,590
Ford Credit Auto Owner Trust, Series 2019-A Class A4 1.920%, 04/15/22	4,462	4,459,857
Halcyon Loan Advisors Funding Ltd., Series 2015-2A Class AR (3 M ICE LIBOR + 1.080%, Floor 1.080%) 3.020%, 07/25/27 144A @,•	2,184	2,183,643
Limerock CLO III LLC, Series 2014-3A Class A1R (3 M ICE LIBOR + 1.200%) 3.166%, 10/20/26 144A @,•	950	950,146
Mariner CLO LLC, Series 2018-6A Class B (3 M ICE LIBOR + 1.680%) 3.616%, 07/28/31 144A @,•	2,000	1,987,822

	Par (000)	Value†

Navient Private Education Loan Trust•
(1 M ICE LIBOR + 1.700%, Floor 1.700%) 3.440%, 11/15/30, Series 2015-AA Class A3 144A @	$1,500	$1,527,068
(1 M ICE LIBOR + 1.600%) 3.340%, 10/15/31, Series 2014-AA Class A3 144A @	1,499	1,528,411
NZCG Funding Ltd., Series 2015-1A Class A2R (3 M ICE LIBOR + 1.550%, Floor 1.550%) 3.467%, 02/26/31•144A @	3,350	3,284,899
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%) 3.281%, 10/13/31 144A @,•	2,000	1,980,642
Octagon Investment Partners XIX Ltd., Series 2014-1A Class CR (3 M ICE LIBOR + 2.100%) 4.101%, 04/15/26 144A @,•	2,500	2,502,882
Recette Clo Ltd., Series 2015-1A Class DR (3 M ICE LIBOR + 2.750%) 4.716%, 10/20/27 144A @,•	1,000	1,000,062
SLM Student Loan Trust, Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%, Floor 0.590%) 2.382%, 03/25/55•	3,767	3,678,295
SMB Private Education Loan Trust, Series 2015-C Class A3 (1 M ICE LIBOR) 3.690%, 08/16/32•144A @	2,405	2,457,959
Sound Point CLO V-R Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.750%, Floor 1.750%) 3.753%, 07/18/31 144A @,•	2,000	1,946,748
Tesla Auto Lease Trust, Series 2018-A Class C 2.970%, 04/20/20 144A @	500	500,081
Toyota Auto Receivables Owner Trust, Series 2018-D Class A3 3.180%, 03/15/23	2,000	2,034,367
TRESTLES CLO Ltd., Series 2017-1A Class A1A (3 M ICE LIBOR + 1.290%) 3.230%, 07/25/29 144A @,•	1,250	1,248,811
Verizon Owner Trust144A @
2.220%, 12/20/21, Series 2017-2A Class B	2,000	2,000,888
2.380%, 04/20/22, Series 2017-3A Class B	1,000	1,002,736

TOTAL ASSET BACKED SECURITIES (Cost $57,348,980)		57,158,741

COMMERCIAL MORTGAGE BACKED SECURITIES — 12.2%
BX Commercial Mortgage Trust, Series 2019-XL Class B (1 M ICE LIBOR + 1.080%, Floor 1.080%) 2.820%, 10/15/36 144A @,•	1,500	1,501,879
Citigroup Commercial Mortgage Trust, Series 2018-TBR Class D (1 M ICE LIBOR + 1.800%, Floor 1.800%) 3.540%, 12/15/36 144A @,•	1,000	997,228

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
FHLMC Multifamily Structured Pass-Through Certificates•
1.591%, 03/25/22, Series K019 Class X1	$25,838	$778,742
3.065%, 08/25/25, Series KC02 Class X3	14,500	2,135,786
FREMF Mortgage Trust144A @,•
5.522%, 04/25/20, Series 2010-K7 Class B	1,200	1,201,334
3.169%, 04/25/46, Series 2013-K713 Class B	1,765	1,763,574
5.397%, 12/25/46, Series 2010-K6 Class B	3,000	2,995,132
3.855%, 01/25/47, Series 2014-K714 Class B	1,500	1,517,859
5.180%, 02/25/47, Series 2011-K14 Class B	1,050	1,084,442
3.952%, 08/25/47, Series 2014-K716 Class B	2,550	2,603,326
3.630%, 11/25/47, Series 2014-K717 Class C	1,500	1,524,713
4.418%, 12/25/48, Series 2011-K11 Class B	1,500	1,523,169
GS Mortgage Securities Corp. Trust, Series 2018-HULA Class B (1 M ICE LIBOR + 1.250%, Floor 1.250%) 2.990%, 07/15/25 144A @,•	1,973	1,967,058
GS Mortgage Securities Trust
4.592%, 08/10/43, Series 2010-C1 Class A2 144A @	1,500	1,505,874
5.148%, 08/10/43, Series 2010-C1 Class B 144A @	2,000	2,018,322
Hawaii Hotel Trust, Series 2019-MAUI Class C (1 M ICE LIBOR + 1.650%, Floor 1.650%) 3.390%, 05/15/38 •144A @	1,500	1,498,199
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH Class C (1 M ICE LIBOR + 1.360%, Floor 1.410%) 3.100%, 06/15/35 144A @,•	2,000	1,998,857
WFRBS Commercial Mortgage Trust, Series 2012-C7 Class XA 1.345%, 06/15/45 144A @,•	47,613	1,151,470

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $31,199,204)		29,766,964

CORPORATE BONDS — 53.2%
Advertising — 0.6%
The Interpublic Group of Cos., Inc. 3.500%, 10/01/20	1,500	1,516,068

Aerospace & Defense — 0.4%
United Technologies Corp. 3.350%, 08/16/21	1,000	1,023,998

Agriculture — 1.1%
Altria Group Inc. 3.490%, 02/14/22	1,500	1,543,840
Cargill, Inc. 3.050%, 04/19/21 144A @	1,000	1,015,320

		2,559,160

Airlines — 4.3%
Air Canada Pass Through Trust, Series 2013-1 Class B 5.375%, 11/15/22 144A @	853	876,736
American Airlines Pass Through Trust, Series 2013-2 Class B 5.600%, 01/15/22 144A @	1,097	1,114,932

	Par (000)	Value†

Airlines — (continued)
British Airways 2013-1 Class B Pass Through Trust, Series 2013-1 Class B 5.625%, 12/20/21 144A @	$302	$304,317
Continental Airlines Pass Through Trust
7.256%, 09/15/21, Series 1999-2 Class A-1	201	201,262
6.250%, 10/11/21, Series 2012-1 Class B	870	877,127
7.707%, 10/02/22, Series 2000-2 Class A-1	123	125,999
Delta Air Lines Pass Through Trust, Series 2007-1 Class B 8.021%, 02/10/24	739	808,662
Delta Air Lines, Inc.
2.875%, 03/13/20	2,000	2,000,311
3.400%, 04/19/21	1,000	1,013,855
U.S. Airways Pass Through Trust, Series 2012-2 Class B 6.750%, 12/03/22	2,186	2,294,447
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	939	996,673

		10,614,321

Auto Manufacturers — 1.0%
American Honda Finance Corp. (3 M ICE LIBOR + 0.350%) 2.238%, 06/11/21•	1,500	1,503,808
General Motors Financial Co., Inc. (3 M ICE LIBOR + 0.850%) 2.862%, 04/09/21•	1,000	1,001,966

		2,505,774

Banks — 5.0%
Bank of Montreal 3.100%, 07/13/20	1,500	1,510,388
Bank of Nova Scotia 3.125%, 04/20/21	1,500	1,523,693
Central Fidelity Capital Trust I (3 M ICE LIBOR + 1.000%) 3.001%, 04/15/27•	1,750	1,662,500
CIT Group, Inc. 4.125%, 03/09/21	1,000	1,018,860
Citibank NA 3.400%, 07/23/21	1,500	1,532,212
JPMorgan Chase & Co. (3 M ICE LIBOR + 3.470%) 5.406% µ,•	1,022	1,031,198
Mitsubishi UFJ Financial Group, Inc. 3.535%, 07/26/21	1,500	1,535,298
PNC Capital Trust C (3 M ICE LIBOR + 0.570%) 2.477%, 06/01/28 •	1,000	940,015
Wells Fargo Bank NA (3 M ICE LIBOR + 0.490%) 3.325%, 07/23/21•	1,500	1,511,745

		12,265,909

Beverages — 1.4%
Constellation Brands, Inc. 2.250%, 11/06/20	2,000	2,004,049

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Beverages — (continued)
Keurig Dr. Pepper, Inc. 3.551%, 05/25/21	$1,500	$1,532,039

		3,536,088

Building Materials — 0.6%
Vulcan Materials Co. (3 M ICE LIBOR + 0.650%) 2.557%, 03/01/21•	1,500	1,502,874

Chemicals — 0.6%
International Flavors & Fragrances, Inc. 3.400%, 09/25/20	500	504,281
WR Grace & Co. 5.125%, 10/01/21 144A @	1,000	1,042,180

		1,546,461

Commercial Services — 0.5%
Service Corp International 8.000%, 11/15/21	1,000	1,100,000

Computers — 1.0%
Hewlett Packard Enterprise Co. (3 M ICE LIBOR + 0.680%) 2.567%, 03/12/21•	1,500	1,505,580
IBM Credit LLC 3.450%, 11/30/20	1,000	1,015,437

		2,521,017

Diversified Financial Services — 3.3%
AerCap Ireland Capital DAC 4.450%, 12/16/21	1,000	1,042,313
BOC Aviation Ltd. (3 M ICE LIBOR + 1.050%) 2.952%, 05/02/21 144A @,•	2,000	2,008,184
GE Capital International Funding Co. 2.342%, 11/15/20	2,000	2,001,614
Park Aerospace Holdings Ltd. 3.625%, 03/15/21 144A @	1,000	1,013,560
USAA Capital Corp. 3.000%, 07/01/20 144A @	2,000	2,010,909

		8,076,580

Electric — 2.9%
CenterPoint Energy, Inc. 3.600%, 11/01/21	1,000	1,026,200
Edison International 3.125%, 11/15/22	1,000	1,015,712
Mississippi Power Co. (3 M ICE LIBOR + 0.650%) 2.597%, 03/27/20•	1,374	1,374,513
NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/22	1,500	1,530,922
San Diego Gas & Electric Co. 1.914%, 02/01/22	573	571,224
Sempra Energy (3 M ICE LIBOR + 0.500%) 2.501%, 01/15/21•	1,500	1,500,251

		7,018,822

	Par (000)	Value†

Electronics — 0.6%
Honeywell International, Inc. (3 M ICE LIBOR + 0.370%) 2.274%, 08/08/22•	$1,500	$1,508,315

Food — 1.3%
Campbell Soup Co. 3.300%, 03/15/21	2,000	2,029,687
General Mills, Inc. 3.200%, 04/16/21	1,000	1,018,053

		3,047,740

Healthcare Products — 1.6%
Becton Dickinson and Co. 2.404%, 06/05/20	2,000	2,002,126
Zimmer Biomet Holdings, Inc. (3 M ICE LIBOR + 0.750%) 2.653%, 03/19/21•	2,000	2,000,196

		4,002,322

Healthcare Services — 1.7%
HCA Healthcare, Inc. 6.250%, 02/15/21	1,000	1,042,500
Humana, Inc. 2.500%, 12/15/20	1,000	1,004,230
UnitedHealth Group, Inc. 3.150%, 06/15/21	2,000	2,036,981

		4,083,711

Home Builders — 1.2%
DR Horton, Inc. 2.550%, 12/01/20	2,000	2,008,816
Lennar Corp. 2.950%, 11/29/20	1,000	1,002,500

		3,011,316

Internet — 0.7%
Tencent Holdings Ltd. 2.875%, 02/11/20 144A @	1,750	1,751,208

Leisure Time — 1.1%
Royal Caribbean Cruises Ltd. 2.650%, 11/28/20	1,500	1,507,683
Silversea Cruise Finance Ltd. 7.250%, 02/01/25 144A @	1,000	1,057,500

		2,565,183

Lodging — 1.4%
Marriott International, Inc.•
(3 M ICE LIBOR + 0.600%) 2.507%, 12/01/20	2,000	2,006,392
(3 M ICE LIBOR + 0.650%) 2.535%, 03/08/21	1,500	1,505,528

		3,511,920

Machinery — Diversified — 2.5%
ABB Finance USA, Inc. 2.800%, 04/03/20	1,500	1,503,102
Caterpillar Financial Services Corp. 3.150%, 09/07/21	1,500	1,533,280
John Deere Capital Corp. (3 M ICE LIBOR + 0.240%) 2.127%, 03/12/21•	2,000	2,001,246

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Machinery — Diversified — (continued)
Westinghouse Air Brake Technologies Corp. (3 M ICE LIBOR + 1.300%) 3.194%, 09/15/21•	$1,000	$1,000,151

		6,037,779

Media — 2.1%
Charter Communications Operating LLC 4.464%, 07/23/22	1,500	1,576,754
Comcast Corp. 3.450%, 10/01/21	2,000	2,058,754
Fox Corp. 3.666%, 01/25/22 144A @	1,500	1,549,087

		5,184,595

Miscellaneous Manufacturing — 0.6%
Ingersoll-Rand Global Holding Co., Ltd. 2.900%, 02/21/21	1,500	1,513,783

Oil & Gas — 3.2%
EOG Resources, Inc. 2.450%, 04/01/20	2,000	2,001,252
EQT Corp. 2.500%, 10/01/20	1,000	999,816
Occidental Petroleum Corp. (3 M ICE LIBOR + 1.450%) 3.360%, 08/15/22•	2,250	2,262,024
Phillips 66 (3 M ICE LIBOR + 0.600%) 2.517%, 02/26/21•	2,000	2,000,120
Transocean, Inc. 8.375%, 12/15/21	518	530,950

		7,794,162

Packaging and Containers — 1.0%
Ball Corp. 4.375%, 12/15/20	1,525	1,557,010
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	969	970,319

		2,527,329

Pharmaceuticals — 4.9%
AbbVie, Inc. 2.300%, 11/21/22 144A @	1,500	1,507,582
Bayer US Finance II LLC 3.500%, 06/25/21 144A @	2,000	2,036,486
Bristol-Myers Squibb Co. 2.875%, 02/19/21 144A @	1,500	1,517,352
Bristol-Myers Squibb, Co. 2.600%, 05/16/22 144A @	1,000	1,016,659
Cigna Corp. 3.200%, 09/17/20	2,500	2,519,452
CVS Health Corp. (3 M ICE LIBOR + 0.630%) 2.515%, 03/09/20•	200	200,159
Elanco Animal Health, Inc. 4.272%, 08/28/23	1,645	1,737,765
Zoetis, Inc. 3.250%, 08/20/21	1,500	1,527,957

		12,063,412

	Par (000)	Value†

Pipelines — 2.5%
Blue Racer Midstream LLC 6.125%, 11/15/22 144A @	$1,500	$1,470,000
DCP Midstream Operating LP 5.350%, 03/15/20 144A @	1,000	1,005,000
Energy Transfer Operating LP 7.500%, 10/15/20	1,500	1,558,844
MPLX LP (3 M ICE LIBOR + 0.900%) 2.785%, 09/09/21 •	2,000	2,006,122

		6,039,966

Retail — 1.3%
Family Dollar Stores, Inc. 5.000%, 02/01/21	1,500	1,545,345
Penske Automotive Group, Inc. 3.750%, 08/15/20	1,500	1,515,000

		3,060,345

Semiconductors — 1.2%
Analog Devices, Inc. 2.850%, 03/12/20	1,000	1,001,358
Broadcom, Inc. 3.125%, 04/15/21 144A @	2,000	2,024,281

		3,025,639

Software — 1.2%
Activision Blizzard, Inc. 2.300%, 09/15/21	1,000	1,005,258
VMware, Inc. 2.300%, 08/21/20	2,000	2,002,825

		3,008,083

Telecommunications — 0.4%
Sprint Spectrum Co., LLC 3.360%, 03/20/23 144A @	875	882,788

TOTAL CORPORATE BONDS (Cost $129,136,549)		130,406,668

MUNICIPAL BONDS — 1.5%
Los Angeles Department of Water & Power, Power System Revenue, Build America Bonds, Series A 6.166%, 07/01/40	2,000	2,042,200
New York City, New York, Build America Bonds Fiscal 2010 Subordinate Series H-1 6.246%, 06/01/35	1,510	1,534,447

TOTAL MUNICIPAL BONDS (Cost $3,571,693)		3,576,647

RESIDENTIAL MORTGAGE BACKED SECURITIES — 0.0%
Fannie Mae Pool — 0.0%
Fannie Mae Pool 4.000%, 06/01/20 (Cost $3,533)	4	3,682

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Limited Maturity Bond Fund

	Par (000)	Value†
U.S TREASURY OBLIGATION — 7.5%
U.S. Treasury Bill 1.584%, 06/25/20	$10,000	$9,925,333
U.S. Treasury Inflation Indexed Bonds
1.375%, 01/15/20	2,083	2,082,617
0.375%, 07/15/27	2,367	2,414,485
U.S. Treasury Note 1.375%, 01/31/21	4,000	3,988,906

TOTAL U.S TREASURY OBLIGATION (Cost $18,338,640)		18,411,341

	Number of Shares
SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $4,660,159)	4,660,159	4,660,159

TOTAL INVESTMENTS — 99.6% (Cost $244,258,758)		243,984,202

Other Assets & Liabilities — 0.4%		1,013,308

TOTAL NET ASSETS — 100.0%		$244,997,510

µ	Perpetual security with no stated maturity date.
†	See Security Valuation Note.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2019, the aggregate value of Rule 144A securities was $98,878,462, which represents 40.4% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

CLO — Collateralized Loan Obligation.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

LP — Limited Partnership.

M — Month.

NA — National Association.

Country Weightings as of 12/31/2019 ††
United States	80%
Cayman Islands	15
Ireland	2
Canada	1
Japan	1
Singapore	1

Total	100%

††	% of total investments as of December 31, 2019.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
ASSET BACKED SECURITIES	$57,158,741	$—	$57,158,741	$—
COMMERCIAL MORTGAGE BACKED SECURITIES	29,766,964	—	29,766,964	—
CORPORATE BONDS	130,406,668	—	130,406,668	—
MUNICIPAL BONDS	3,576,647	—	3,576,647	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	3,682	—	3,682	—
U.S. TREASURY OBLIGATION	18,411,341	—	18,411,341	—
SHORT-TERM INVESTMENTS	4,660,159	4,660,159	—	—

TOTAL INVESTMENTS	$243,984,202	$4,660,159	$239,324,043	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(327,552)	$(327,552)	$—	$—

TOTAL LIABILITIES—OTHER FINANCIAL INSTRUMENTS	$(327,552)	$(327,552)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Limited Maturity Bond Fund

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	US Treasury 2 year Note	3/31/2020	120	2,000	$108	$25,860,000	$—	$(22,712)
Buy/Long	US Treasury 5 year Note	3/31/2020	143	1,000	119	16,961,141	—	(77,346)
Buy/Long	US Treasury 10 year Note	3/20/2020	140	1,000	128	17,979,063	—	(186,206)
Buy/Long	US Treasury 10 year Ultra Bond	3/20/2020	20	1,000	141	2,814,063	—	(41,288)

Total							$—	$(327,552)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Quality Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 14.8%
First Eagle BSL CLO, Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%) 0.000%, 01/20/33 144A @,•	$5,000	$4,981,965
Fortress Credit BSL III Ltd., Series 2015-1A Class B1R (3 M ICE LIBOR + 1.730%, Floor 1.730%) 3.733%, 04/18/31 144A @,•	3,000	2,947,365
Mountain View CLO LLC, Series 2017-2A Class A (3 M ICE LIBOR + 1.210%) 3.211%, 01/16/31 144A @,•	3,500	3,462,750
SLM Student Loan Trust•
(1 M ICE LIBOR + 1.000%) 2.792%, 04/27/43, Series 2012-6 Class B	4,860	4,338,730
(1 M ICE LIBOR + 0.590%, Floor 0.590%) 2.382%, 03/25/55, Series 2014-2 Class A3	5,274	5,149,613
SMB Private Education Loan Trust144A @
(1 M ICE LIBOR + 1.950%) 3.690%, 08/16/32, Series 2015-C Class A3•	5,000	5,110,101
4.000%, 09/15/42, Series 2014-A Class B	1,930	1,968,447
3.500%, 09/15/43, Series 2015-C Class B	5,000	5,076,798
Sound Point CLO V-R Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.750%, Floor 1.750%) 3.753%, 07/18/31 144A @,•	6,000	5,840,244
Steele Creek CLO Ltd., Series 2016-1A Class BR (3 M ICE LIBOR + 1.650%, Floor 1.650%) 3.544%, 06/15/31 144A @,•	3,250	3,186,355
Toyota Auto Receivables Owner Trust, Series 2018-D Class A3 3.180%, 03/15/23	8,235	8,376,505
TRINITAS CLO IV Ltd., Series 2016-4A Class A2FR 4.548%, 10/18/31 144A @	4,300	4,336,077
Venture 37 CLO Ltd., Series 2019-37A Class A1F 3.657%, 07/15/32 144A @	5,000	5,041,635
Verizon Owner Trust, Series 2017-1A Class C 2.650%, 09/20/21 144A @	4,260	4,268,353

TOTAL ASSET BACKED SECURITIES (Cost $64,374,082)		64,084,938

COMMERCIAL MORTGAGE BACKED SECURITIES — 16.9%
Benchmark Mortgage Trust, Series 2019-B9 Class A5 4.016%, 03/15/52	5,000	5,538,699
CFCRE Commercial Mortgage Trust, Series 2011-C1 Class A4 4.961%, 04/15/44 144A @,•	677	692,089

	Par (000)	Value†

FHLMC Multifamily Structured Pass-Through Certificates
1.591%, 03/25/22, Series K019 Class X1•	$46,613	$1,404,914
3.062%, 12/25/24, Series K043 Class A2	3,000	3,130,971
2.653%, 08/25/26, Series K058 Class A2	5,000	5,123,336
3.347%, 11/25/26, Series K061 Class A2•	4,750	5,060,000
2.903%, 06/25/29, Series K094 Class A2	2,000	2,080,475
Fontainebleau Miami Beach Trust, Series 2019-FBLU Class B 3.447%, 12/10/36 144A @	2,500	2,559,155
FREMF Mortgage Trust144A @,•
3.932%, 02/25/25, Series 2018-K731 Class B	6,610	6,818,820
4.324%, 12/25/44, Series 2012-K17 Class B	4,000	4,138,283
4.023%, 05/25/45, Series 2012-K19 Class C	4,500	4,649,142
3.656%, 10/25/45, Series 2012-K23 Class C	5,000	5,119,490
5.397%, 12/25/46, Series 2010-K6 Class B	7,795	7,782,352
3.638%, 08/25/48, Series 2015-K48 Class B	5,000	5,127,370
4.418%, 12/25/48, Series 2011-K11 Class B	3,000	3,046,338
3.924%, 01/25/49, Series 2016-K52 Class B	5,065	5,257,343
3.652%, 12/25/51, Series 2019-K102 Class B	5,000	4,907,552
Government National Mortgage Association, Series 2011-77 Class D 4.178%, 10/16/45•	693	713,521

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $71,748,738)		73,149,850

CORPORATE BONDS — 47.7%
Aerospace & Defense — 1.4%
General Dynamics Corp. 3.500%, 05/15/25	3,000	3,215,025
Lockheed Martin Corp. 3.100%, 01/15/23	3,000	3,094,929

		6,309,954

Agriculture — 0.7%
Cargill, Inc. 3.250%, 03/01/23 144A @	3,000	3,099,607

Airlines — 6.9%
Air Canada Pass Through Trust, Series 2013-1 Class B 5.375%, 11/15/22 144A @	3,116	3,203,801
American Airlines Pass Through Trust, Series 2013-2 Class B 5.600%, 01/15/22 144A @	1,959	1,990,949
Continental Airlines Pass Through Trust
6.250%, 10/11/21, Series 2012-1 Class B	691	696,542
5.500%, 04/29/22, Series 2012-2 Class B	1,365	1,390,334
Delta Air Lines Pass Through Trust
6.821%, 02/10/24, Series 2007-1 Class A	3,004	3,261,018
8.021%, 02/10/24, Series 2007-1 Class B	3,399	3,717,959
4.250%, 01/30/25, Series 2015-1 Class B	2,215	2,307,156
Delta Air Lines, Inc. 3.800%, 04/19/23	2,000	2,075,308
JetBlue Pass Through Trust, Series 2019-1 Class A 2.950%, 11/15/29	3,000	2,998,201

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	$3,367	$3,575,508
United Airlines Pass Through Trust
4.750%, 10/11/23, Series 2014-1 Class B	1,716	1,771,625
3.100%, 01/07/30, Series 2016-1 Class AA	2,683	2,749,645

		29,738,046

Auto Manufacturers — 1.0%
BMW US Capital LLC 3.450%, 04/12/23 144A @	4,000	4,150,458

Banks — 4.7%
JPMorgan Chase & Co. (3 M ICE LIBOR + 0.500%) 2.409%, 02/01/27•	2,950	2,841,440
KeyCorp. Capital I (3 M ICE LIBOR + 0.740%) 2.649%, 07/01/28•	2,640	2,442,000
NTC Capital I (3 M ICE LIBOR + 0.520%) 2.521%, 01/15/27•	5,595	5,280,281
PNC Capital Trust C (3 M ICE LIBOR + 0.570%) 2.477%, 06/01/28•	2,235	2,100,933
State Street Corp. (3 M ICE LIBOR + 0.560%) 2.470%, 05/15/28•	1,665	1,598,400
USB Capital IX (3 M ICE LIBOR + 1.020%) 3.500% µ•	4,000	3,500,000
Wachovia Capital Trust III (3 M ICE LIBOR + 0.930%) 5.570% µ•	2,510	2,528,825

		20,291,879

Biotechnology — 1.2%
Amgen, Inc.
2.700%, 05/01/22	3,000	3,040,537
2.650%, 05/11/22	2,000	2,029,960

		5,070,497

Building Materials — 1.6%
Martin Marietta Materials, Inc. 4.250%, 07/02/24	3,000	3,212,018
Vulcan Materials Co. 4.500%, 04/01/25	3,565	3,842,329

		7,054,347

Commercial Services — 1.1%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	2,000	2,030,935
IHS Markit Ltd. 5.000%, 11/01/22 144A @	2,500	2,664,904

		4,695,839

Computers — 0.7%
Dell International LLC 5.450%, 06/15/23 144A @	3,000	3,254,218

	Par (000)	Value†

Diversified Financial Services — 1.9%
Air Lease Corp. 3.750%, 02/01/22	$2,000	$2,059,748
Avolon Holdings Funding, Ltd. 3.625%, 05/01/22 144A @	3,000	3,073,800
GE Capital International Funding Co. 4.418%, 11/15/35	3,000	3,209,202

		8,342,750

Electric — 3.5%
ComEd Financing III 6.350%, 03/15/33	3,355	3,577,269
Edison International 3.550%, 11/15/24	2,000	2,048,700
FirstEnergy Corp. 3.900%, 07/15/27	4,000	4,278,695
Vistra Operations Co., LLC144A @
3.550%, 07/15/24	3,000	3,039,053
5.000%, 07/31/27	2,000	2,089,960

		15,033,677

Food — 2.6%
JM Smucker Co. 3.375%, 12/15/27	2,000	2,085,912
Kellogg Co. 2.650%, 12/01/23	2,501	2,549,019
Land O’ Lakes, Inc. 6.000%, 11/15/22 144A @	3,500	3,714,375
Smithfield Foods, Inc. 3.350%, 02/01/22 144A @	3,000	3,008,868

		11,358,174

Forest Products & Paper — 0.6%
Georgia-Pacific LLC 3.163%, 11/15/21 144A @	2,500	2,547,165

Gas — 0.6%
The Brooklyn Union Gas Co. 3.407%, 03/10/26 144A @	2,500	2,600,010

Healthcare Products — 1.1%
Boston Scientific Corp. 3.750%, 03/01/26	3,000	3,215,797
Zimmer Biomet Holdings, Inc. (3 M ICE LIBOR + 0.750%) 2.653%, 03/19/21 •	1,500	1,500,147

		4,715,944

Healthcare Services — 0.5%
HCA Healthcare, Inc. 6.250%, 02/15/21	2,000	2,085,000

Home Builders — 0.2%
Lennar Corp. 2.950%, 11/29/20	1,000	1,002,500

Housewares — 0.6%
Newell Brands, Inc. 4.200%, 04/01/26	2,500	2,606,886

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Internet — 0.9%
Alibaba Group Holding Ltd. 3.400%, 12/06/27	$1,000	$1,041,912
Tencent Holdings Ltd. 2.875%, 02/11/20 144A @	3,000	3,002,070

		4,043,982

Media — 2.0%
Charter Communications Operating LLC 4.464%, 07/23/22	3,000	3,153,508
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,176,831
Comcast Corp. 3.950%, 10/15/25	4,000	4,365,650

		8,695,989

Mining — 0.2%
Newmont Goldcorp Corp. 3.625%, 06/09/21	1,000	1,019,256

Oil & Gas — 1.3%
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,033,066
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,546,026
Newfield Exploration Co. 5.375%, 01/01/26	2,000	2,169,228

		5,748,320

Packaging and Containers — 0.7%
Ball Corp. 4.375%, 12/15/20	3,000	3,062,970

Pharmaceuticals — 3.2%
AbbVie, Inc. 2.300%, 05/14/21	3,000	3,011,052
Becton Dickinson and Co. 3.700%, 06/06/27	1,956	2,081,575
CVS Health Corp. 4.100%, 03/25/25	2,000	2,147,328
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,287,772
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	2,186,239
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,323,036

		14,037,002

Pipelines — 2.9%
Energy Transfer Operating LP 7.500%, 10/15/20	3,000	3,117,688
Energy Transfer Partners LP 5.875%, 03/01/22	2,000	2,122,847
MPLX LP (3 M ICE LIBOR + 1.100%) 2.985%, 09/09/22•	3,000	3,011,988
Rockies Express Pipeline LLC 4.950%, 07/15/29 144A @	1,000	997,082

	Par (000)	Value†

Pipelines — (continued)
Transcanada Trust (3 M ICE LIBOR + 4.640%) 5.875%, 08/15/76•	$3,000	$3,228,900

		12,478,505

Real Estate Investment Trusts — 2.0%
American Tower Corp. 4.700%, 03/15/22	2,500	2,634,486
Kimco Realty Corp. 2.800%, 10/01/26	3,000	3,015,842
SBA Tower Trust 3.156%, 10/10/45 144A @	3,000	3,003,013

		8,653,341

Software — 0.7%
VMware, Inc. 2.950%, 08/21/22	3,000	3,056,875

Telecommunications — 1.3%
Crown Castle Towers LLC 3.663%, 05/15/45 144A @	4,000	4,150,225
Sprint Spectrum Co., LLC 3.360%, 03/20/23 144A @	1,313	1,324,181

		5,474,406

Transportation — 1.6%
BNSF Railway Co. Pass Through Trust, Series 2015-1 3.442%, 06/16/28 144A @	2,492	2,636,140
Federal Express Corp. Pass Through Trust, Series 1999 7.650%, 07/15/24	669	711,724
Union Pacific Corp. 3.375%, 02/01/35	3,336	3,457,521

		6,805,385

TOTAL CORPORATE BONDS (Cost $200,052,871)		207,032,982

MUNICIPAL BONDS — 3.5%
Florida Governmental Utility Authority, Lindrick Utility System, Build America Bonds, Series B 7.630%, 10/01/30	2,250	2,282,220
Los Angeles Department of Water & Power, Power System Revenue, Build America Bonds, Series A 6.166%, 07/01/40	5,000	5,105,500
Northeast Ohio Regional Sewer District, Build America Bonds 6.038%, 11/15/40	3,755	3,892,771
State of Texas, Public Finance Authority 3.952%, 10/01/37	3,725	4,000,948

TOTAL MUNICIPAL BONDS (Cost $14,997,316)		15,281,439

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Quality Bond Fund

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — 10.7%
Collateralized Mortgage Obligations — 2.1%
Agate Bay Mortgage Trust, Series 2016-3 Class A5 3.500%, 08/25/46 144A @,•	$4,077	$4,158,026
Chase Home Lending Mortgage Trust, Series 2019-1 Class A4 3.500%, 03/25/50 144A @,•	4,906	4,971,221

		9,129,247

Fannie Mae Pool — 6.0%
2.500%, 01/01/43	2,067	2,057,079
2.500%, 02/01/43	5,905	5,876,964
3.500%, 09/01/43	964	1,014,424
3.500%, 11/01/44	4,173	4,296,901
3.500%, 09/01/47	7,646	7,938,087
3.000%, 08/01/49	4,841	4,915,792

		26,099,247

Freddie Mac Gold Pool — 0.3%
3.500%, 01/01/41	1,269	1,338,129

Freddie Mac REMICS — 2.3%
3.500%, 09/15/43, Series 4640 Class LG	5,899	6,127,403
5.000%, 11/15/45, Series 4800 Class KB	3,511	3,639,051

		9,766,454

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $45,401,075)		46,333,077

U.S TREASURY OBLIGATION — 3.1%
U.S. Treasury Bond
2.750%, 08/15/42	3,000	3,210,586
2.875%, 05/15/43	4,850	5,295,025
3.625%, 08/15/43	1,650	2,027,566
U.S. Treasury Inflation Indexed Bonds 1.000%, 02/15/46	1,901	2,090,108
U.S. Treasury Notes
2.000%, 07/31/22(a)	600	606,188
1.500%, 11/30/24	500	495,957

TOTAL U.S TREASURY OBLIGATION (Cost $13,101,447)		13,725,430

EXCHANGE TRADED FUNDS — 0.6%
Investment Companies — 0.6%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Cost $2,519,550)	75,000	2,550,750

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $1,312,852)	1,312,852	$1,312,852

TOTAL INVESTMENTS — 97.6% (Cost $413,507,931)		423,471,318
Other Assets & Liabilities — 2.4%		10,262,898

TOTAL NET ASSETS — 100.0%		$433,734,216

µ	Perpetual security with no stated maturity date.
†	See Security Valuation Note.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2019, the aggregate value of Rule 144A securities was $162,061,151, which represents 37.4% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(a)	All or portion of securities segregated as collateral for futures contracts.

CLO — Collateralized Loan Obligation.

ETF — Exchange-Traded Fund.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

LP — Limited Partnership.

M — Month.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 12/31/2019††
United States	87%
Cayman Islands	9
Bangladesh	1
Canada	1
Ireland	1
United Kingdom	1

Total	100%

††%	of total investments as of December 31, 2019.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Quality Bond Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
ASSET BACKED SECURITIES	$64,084,938	$—	$64,084,938	$—
COMMERCIAL MORTGAGE BACKED SECURITIES	73,149,850	—	73,149,850	—
CORPORATE BONDS	207,032,982	—	207,032,982	—
MUNICIPAL BONDS	15,281,439	—	15,281,439	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	46,333,077	—	46,333,077	—
U.S. TREASURY OBLIGATION	13,725,430	—	13,725,430	—
EXCHANGE TRADED FUNDS	2,550,750	2,550,750	—	—
SHORT-TERM INVESTMENTS	1,312,852	1,312,852	—	—

TOTAL INVESTMENTS	$423,471,318	$3,863,602	$419,607,716	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$84,630	$84,630	$—	$—

TOTAL ASSETS—OTHER FINANCIAL INSTRUMENTS	$84,630	$84,630	$—	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(1,500,523)	$(1,500,523)	$—	$—

TOTAL LIABILITIES—OTHER FINANCIAL INSTRUMENTS	$(1,500,523)	$(1,500,523)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	US Treasury 2 year Note	3/31/2020	156	2,000	$108	$33,618,000	$—	$(29,526)
Buy/Long	US Treasury 5 year Note	3/31/2020	790	1,000	119	93,701,406	—	(284,158)
Buy/Sell	US Treasury 10 year Note	3/20/2020	(55)	1,000	128	(7,063,203)	72,941	—
Buy/Sell	US Treasury Long Bond	3/20/2020	(3)	1,000	156	(467,719)	11,689	—
Buy/Long	US Treasury Ultra Bond	3/20/2020	168	1,000	182	30,518,250	—	(1,186,839)

Total							$84,630	$(1,500,523)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

High Yield Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.9%
First Eagle BSL CLO, Ltd., Series 2019-1 (3 M ICE LIBOR + 4.350%, Floor 4.350%) 6.237%, 01/20/33 144A @,• (Cost $1,483,950)	$1,500	$1,483,947

	Number of Shares
COMMON STOCKS — 0.0%
Entertainment — 0.0%
New Cotai Participation, Class B*(1)	1	0

Telecommunications — 0.0%
T-Mobile USA, Inc. (Escrow)*	455,000	0
T-Mobile USA, Inc. (Escrow)*	405,000	0

		0

TOTAL COMMON STOCKS (Cost $24,225)		0

PREFERRED STOCKS — 0.8%
Oil & Gas — 0.8%
Targa Resources Corp. CONV	1,175	1,269,331

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*(1)	725	0

TOTAL PREFERRED STOCKS (Cost $1,304,279)		1,269,331

	Par (000)
CORPORATE BONDS — 91.4%
Advertising — 1.1%
Outfront Media Capital LLC 5.000%, 08/15/27 144A @	$1,000	1,047,500
4.625%, 03/15/30 144A @	700	712,250

		1,759,750

Aerospace & Defense — 1.4%
Moog, Inc. 4.250%, 12/15/27 144A @	500	508,800
TransDigm, Inc. 6.250%, 03/15/26 144A @	1,000	1,082,610
5.500%, 11/15/27 144A @	700	707,861

		2,299,271

Airlines — 1.4%
American Airlines Pass Through Trust, Series 2013-2 Class B 5.600%, 01/15/22 144A @	1,215	1,234,389
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	939	996,673

		2,231,062

	Par (000)	Value†

Auto Parts & Equipment — 0.7%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.250%, 05/15/26 144A @	$1,000	$1,077,500

Banks — 0.7%
CIT Group, Inc. 6.125%, 03/09/28	1,000	1,180,000

Building Materials — 0.5%
Norbord, Inc. 5.750%, 07/15/27 144A @	750	778,125

Chemicals — 1.4%
Hexion, Inc. 7.875%, 07/15/27 144A @	700	727,965
Olin Corp. 5.625%, 08/01/29	750	792,150
Univar Solutions USA, Inc. 5.125%, 12/01/27 144A @	700	730,646

		2,250,761

Commercial Services — 5.0%
Aramark Services, Inc. 5.000%, 02/01/28 144A @	1,000	1,053,750
ASGN, Inc. 4.625%, 05/15/28 144A @	700	719,516
Ashtead Capital, Inc. 4.250%, 11/01/29 144A @	700	714,875
Harsco, Corp. 5.750%, 07/31/27 144A @	1,000	1,066,270
Service Corp. International 7.500%, 04/01/27	1,500	1,830,000
5.125%, 06/01/29	750	796,875
Sotheby’s 7.375%, 10/15/27 144A @	1,050	1,063,125
United Rentals North America, Inc. 6.500%, 12/15/26	750	824,297

		8,068,708

Computers — 1.2%
MTS Systems Corp. 5.750%, 08/15/27 144A @	1,000	1,045,000
NCR Corp. 5.750%, 09/01/27 144A @	750	798,750

		1,843,750

Diversified Financial Services — 1.1%
LPL Holdings, Inc. 4.625%, 11/15/27 144A @	700	714,000
Springleaf Finance Corp. 5.375%, 11/15/29	1,000	1,043,800

		1,757,800

Electric — 6.5%
AES Corp. 6.000%, 05/15/26	1,000	1,065,000
Calpine Corp. 4.500%, 02/15/28 144A @	700	706,209

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
Clearway Energy Operating LLC 4.750%, 03/15/28 144A @	$700	$709,625
NRG Energy, Inc. 7.250%, 05/15/26	1,500	1,638,750
5.250%, 06/15/29 144A @	1,150	1,243,437
Talen Energy Supply LLC 6.500%, 06/01/25	1,500	1,280,145
Vistra Energy Corp. 8.000%, 01/15/25 144A @	1,000	1,042,500
Vistra Operations Co., LLC 5.500%, 09/01/26 144A @	750	795,000
5.625%, 02/15/27 144A @	750	790,313
5.000%, 07/31/27 144A @	1,000	1,044,980

		10,315,959

Electronics — 0.7%
Itron, Inc. 5.000%, 01/15/26 144A @	1,000	1,036,250

Energy-Alternate Sources — 1.0%
TerraForm Power Operating LLC 5.000%, 01/31/28 144A @	1,500	1,585,965

Entertainment — 6.5%
Churchill Downs, Inc. 5.500%, 04/01/27 144A @	750	795,000
Cinemark USA, Inc. 4.875%, 06/01/23	600	609,750
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 02/15/23 144A @	1,950	2,047,500
International Game Technology PLC 6.500%, 02/15/25 144A @	1,315	1,476,087
Penn National Gaming, Inc. 5.625%, 01/15/27 144A @	1,250	1,321,006
Scientific Games International, Inc. 5.000%, 10/15/25 144A @	750	784,688
7.000%, 05/15/28 144A @	1,500	1,608,750
Six Flags Entertainment Corp. 4.875%, 07/31/24 144A @	1,000	1,036,250
Speedway Motorsports LLC/Speedway Funding II, Inc. 4.875%, 11/01/27 144A @	700	709,625

		10,388,656

Environmental Control — 3.3%
Clean Harbors, Inc. 4.875%, 07/15/27 144A @	750	789,375
5.125%, 07/15/29 144A @	750	804,450
GFL Environmental, Inc. 5.125%, 12/15/26 144A @	1,050	1,103,949
Stericycle, Inc. 5.375%, 07/15/24 144A @	1,500	1,575,000
Waste Pro USA, Inc. 5.500%, 02/15/26 144A @	1,000	1,042,500

		5,315,274

	Par (000)	Value†

Food — 3.5%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 6.625%, 06/15/24	$750	$784,995
4.625%, 01/15/27 144A @	700	699,160
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc. 5.500%, 01/15/30 144A @	1,500	1,611,150
Lamb Weston Holdings, Inc. 4.875%, 11/01/26 144A @	1,000	1,060,000
Post Holdings, Inc. 8.000%, 07/15/25 144A @	370	396,270
5.750%, 03/01/27 144A @	1,000	1,072,500

		5,624,075

Gas — 0.6%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650% µ,•	1,000	1,025,000

Healthcare Products — 0.3%
Hill-Rom Holdings, Inc. 4.375%, 09/15/27 144A @	500	514,375

Healthcare Services — 3.7%
Centene Corp. 4.250%, 12/15/27 144A @	1,050	1,080,187
Charles River Laboratories International, Inc. 4.250%, 05/01/28 144A @	500	509,375
Encompass Health Corp. 4.750%, 02/01/30	700	726,250
HCA, Inc. 5.375%, 09/01/26	1,500	1,670,625
Select Medical Corp. 6.250%, 08/15/26 144A @	700	757,764
Tenet Healthcare Corp. 5.125%, 11/01/27 144A @	1,100	1,161,875

		5,906,076

Housewares — 1.2%
Newell Brands, Inc. 4.200%, 04/01/26	1,100	1,147,030
The Scotts Miracle-Gro Co. 4.500%, 10/15/29 144A @	700	715,540

		1,862,570

Insurance — 0.5%
CNO Financial Group, Inc. 5.250%, 05/30/25	750	830,625

Internet — 0.5%
Go Daddy Operating Co., LLC/GD Finance Co., Inc. 5.250%, 12/01/27 144A @	750	789,375

Iron & Steel — 1.5%
Alcoa Nederland Holdings BV 7.000%, 09/30/26 144A @	1,000	1,091,300

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Iron & Steel — (continued)
Steel Dynamics, Inc. 5.000%, 12/15/26	$1,300	$1,382,588

		2,473,888

Lodging — 1.7%
Boyd Gaming Corp. 4.750%, 12/01/27 144A @	700	727,125
MGM Resorts International 5.500%, 04/15/27	1,150	1,276,500
Wynn Macau Ltd. 5.125%, 12/15/29 144A @	700	714,357

		2,717,982

Machinery — Construction & Mining — 0.7%
Terex Corp. 5.625%, 02/01/25 144A @	1,050	1,084,125

Machinery — Diversified — 2.4%
Mueller Water Products, Inc. 5.500%, 06/15/26 144A @	1,000	1,053,750
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/25 144A @	1,500	1,548,750
Stevens Holding Co., Inc. 6.125%, 10/01/26 144A @	1,200	1,311,000

		3,913,500

Media — 7.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, 05/01/26 144A @	1,500	1,580,625
5.125%, 05/01/27 144A @	1,000	1,055,000
Clear Channel Worldwide Holdings, Inc. 9.250%, 02/15/24 144A @	20	22,150
5.125%, 08/15/27 144A @	1,050	1,093,365
CSC Holdings LLC 6.500%, 02/01/29 144A @	1,800	2,007,000
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/26 144A @	700	708,086
Entercom Media Corp. 7.250%, 11/01/24 144A @	750	789,375
6.500%, 05/01/27 144A @	350	374,500
iHeartCommunications, Inc. 5.250%, 08/15/27 144A @	700	732,410
Nexstar Broadcasting, Inc. 5.625%, 07/15/27 144A @	1,700	1,791,460
Sinclair Television Group, Inc. 5.125%, 02/15/27 144A @	700	719,250
Sirius XM Radio, Inc. 5.500%, 07/01/29 144A @	750	810,930

		11,684,151

Metal Fabricate/Hardware — 0.6%
TriMas Corp. 4.875%, 10/15/25 144A @	1,000	1,030,000

	Par (000)	Value†

Mining — 0.7%
Novelis Corp. 5.875%, 09/30/26 144A @	$1,000	$1,064,105

Miscellaneous Manufacturing — 1.1%
Amsted Industries, Inc. 4.625%, 05/15/30 144A @	1,050	1,057,592
Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp. 12.250%, 11/15/26 144A @	700	728,875

		1,786,467

Oil & Gas — 6.1%
Covey Park Energy LLC/Covey Park Finance Corp. 7.500%, 05/15/25 144A @	1,300	1,118,000
Denbury Resources, Inc. 9.000%, 05/15/21 144A @	1,500	1,451,250
7.750%, 02/15/24 144A @	700	619,500
Parkland Fuel Corp. 5.875%, 07/15/27 144A @	1,150	1,236,664
Parsley Energy LLC/Parsley Finance Corp. 5.250%, 08/15/25 144A @	1,050	1,078,875
PDC Energy, Inc. 6.125%, 09/15/24	1,500	1,518,750
Sunoco LP/Sunoco Finance Corp. 6.000%, 04/15/27	1,150	1,227,625
Transocean, Inc. 8.375%, 12/15/21	1,500	1,537,500

		9,788,164

Oil & Gas Services — 0.5%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, 04/01/28 144A @	750	772,500

Packaging and Containers — 1.7%
ARD Finance S.A. PIK, (Cash coupon 6.5%, PIK 7.25%) 6.500%, 06/30/27 144A @	700	723,765
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.250%, 08/15/27 144A @	1,050	1,105,146
Berry Global, Inc. 5.625%, 07/15/27 144A @	750	804,375
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	7	6,792

		2,640,078

Pharmaceuticals — 2.5%
Bausch Health Americas, Inc. 8.500%, 01/31/27 144A @	1,300	1,480,440
Bausch Health Cos, Inc. 5.000%, 01/30/28 144A @	700	718,473
5.250%, 01/30/30 144A @	700	725,900
Elanco Animal Health, Inc. 4.900%, 08/28/28	1,050	1,142,633

		4,067,446

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — 4.3%
Blue Racer Midstream LLC 6.125%, 11/15/22 144A @	$1,500	$1,470,000
Cheniere Energy Partners LP 5.625%, 10/01/26	750	793,125
Hess Midstream Operations LP 5.125%, 06/15/28 144A @	700	708,750
NGPL PipeCo LLC 4.875%, 08/15/27 144A @	1,000	1,062,938
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, 01/15/28 144A @	1,500	1,470,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.500%, 07/15/27 144A @	1,300	1,423,500

		6,928,313

Real Estate — 4.0%
Equinix, Inc. 5.875%, 01/15/26	2,000	2,122,520
ESH Hospitality, Inc. 4.625%, 10/01/27 144A @	1,050	1,063,125
Greystar Real Estate Partners LLC 5.750%, 12/01/25 144A @	750	778,125
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.750%, 02/01/27 144A @	1,000	1,115,000
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/29	500	515,000
VICI Properties LP/VICI Note Co., Inc. 4.625%, 12/01/29 144A @	700	729,750

		6,323,520

Retail — 3.3%
Bed Bath & Beyond, Inc. 5.165%, 08/01/44	700	507,500
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.250%, 06/01/26 144A @	1,000	1,055,000
Murphy Oil USA, Inc. 4.750%, 09/15/29	1,050	1,108,874
New Red Finance, Inc. 4.250%, 05/15/24 144A @	1,000	1,025,000
5.000%, 10/15/25 144A @	750	774,375
Yum! Brands, Inc. 4.750%, 01/15/30 144A @	700	733,250

		5,203,999

Semiconductors — 0.7%
Sensata Technologies BV 5.625%, 11/01/24 144A @	1,000	1,112,500

Software — 1.2%
ACI Worldwide, Inc. 5.750%, 08/15/26 144A @	750	808,125

	Par (000)	Value†

Software — (continued)
IQVIA, Inc. 5.000%, 10/15/26 144A @	$1,000	$1,055,000

		1,863,125

Telecommunications — 7.0%
Altice France France S.A. 5.500%, 01/15/28 144A @	700	719,285
Commscope Technologies LLC 5.000%, 03/15/27 144A @	700	658,000
Connect Finco SARL/Connect US Finco LLC 6.750%, 10/01/26 144A @	1,500	1,597,500
Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,000	1,097,500
Level 3 Financing, Inc. 5.375%, 01/15/24	1,000	1,016,250
4.625%, 09/15/27 144A @	750	767,850
Sprint Capital Corp. 6.875%, 11/15/28	750	808,125
Sprint Corp. 7.125%, 06/15/24	500	539,375
T-Mobile USA, Inc. 6.375%, 03/01/25	300	309,999
Telesat Canada/Telesat LLC 4.875%, 06/01/27 144A @	700	712,250
ViaSat, Inc. 5.625%, 04/15/27 144A @	1,050	1,123,500
Virgin Media Secured Finance PLC 5.500%, 08/15/26 144A @	1,750	1,837,500

		11,187,134

Transportation — 1.3%
H&E Equipment Services, Inc. 5.625%, 09/01/25	1,000	1,047,500
IAA, Inc. 5.500%, 06/15/27 144A @	1,000	1,062,500

		2,110,000

TOTAL CORPORATE BONDS (Cost $139,195,779)		146,191,924

LOAN AGREEMENTS — 2.2%‡
Insurance — 1.0%
Asurion LLC (1 M LIBOR + 6.500%) 8.200%, 08/04/25 •	1,495	1,512,193

Oil & Gas — 0.8%
California Resources Corp. 0.000%, 12/31/22 ×	1,500	1,336,875

Pipelines — 0.4%
Buckeye Partners LP (1 M LIBOR + 2.750%) 4.441%, 11/01/26 •	700	705,544

TOTAL LOAN AGREEMENTS (Cost $3,567,527)		3,554,612

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

High Yield Bond Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.0%
BlackRock Liquidity FedFund—Institutional Shares (seven-day effective yield 1.520%) (Cost $6,284,470)	6,284,470	$6,284,470

TOTAL INVESTMENTS — 99.3% (Cost $151,860,230)		158,784,284

Other Assets & Liabilities — 0.7%		1,112,205

TOTAL NET ASSETS — 100.0%		$159,896,489

×	This loan will settle after December 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
µ	Perpetual security with no stated maturity date.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierachy table located at the end of the Schedule of Investments.
†	See Security Valuation Note.
‡

Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2019. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

*	Non-income producing security.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2019, the aggregate value of Rule 144A securities was $111,475,750, which represents 69.7% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

CLO — Collateralized Loan Obligation.

CMT — Constant Maturity Treasury.

CONV — Convertible Security.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

M — Month.

UST — US Treasury.

LP — Limited Partnership.

PIK — Payment in Kind Security.

PLC — Public Limited Company.

S.A. — Societe Anonyme.

Yr — Year.

Country Weightings as of 12/31/2019 ††
United States	89%
Canada	4
Cayman Islands	3
United Kingdom	2
Luxembourg	1
Netherlands	1

Total	100%

††	% of total investments as of December 31, 2019.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
ASSET BACKED SECURITIES	$1,483,947	$—	$1,483,947	$—
COMMON STOCKS	—	—	—	—
PREFERRED STOCKS	1,269,331	1,269,331	—	—
CORPORATE BONDS	146,191,924	—	146,191,924	—
LOAN AGREEMENTS	3,554,612	—	3,554,612	—
SHORT-TERM INVESTMENTS	6,284,470	6,284,470	—	—

TOTAL INVESTMENTS	$158,784,284	$7,553,801	$151,230,483	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Flexibly Managed Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.4%
Continental Airlines Pass Through Trust, Series 2012-1 Class A 4.150%, 10/11/25	$1,503	$1,579,233
Domino’s Pizza Master Issuer LLC 4.118%, 07/25/47, Series 2017-1A A23 144A @	4,915	5,090,843
4.116%, 07/25/48, Series 2018-1A A2I 144A @	4,617	4,747,765
3.668%, 10/25/49, Series 2019-1A A2 144A @	2,215	2,215,376
Wendy’s Funding LLC, Series 2018-1A A21 3.573%, 03/15/48 144A @	3,147	3,179,664

TOTAL ASSET BACKED SECURITIES (Cost $16,278,004)		16,812,881

	Number of Shares
COMMON STOCKS — 63.4%
Auto Parts & Equipment — 0.6%
Aptiv PLC	276,210	26,231,664

Banks — 0.3%
The PNC Financial Services Group, Inc.	75,700	12,083,991

Beverages — 1.1%
Keurig Dr Pepper, Inc.	1,729,218	50,060,861

Commercial Services — 3.1%
Global Payments, Inc.	402,498	73,480,035
S&P Global, Inc.	229,177	62,576,780

		136,056,815

Diversified Financial Services — 4.8%
Intercontinental Exchange, Inc.	522,332	48,341,826
Visa, Inc., Class A	868,213	163,137,223

		211,479,049

Electric — 4.5%
American Electric Power Co., Inc.	891,106	84,218,428
Eversource Energy	233,023	19,823,267
NextEra Energy, Inc.	112,071	27,139,113
Xcel Energy, Inc.	1,066,149	67,689,800

		198,870,608

Electronics — 5.8%
Fortive Corp.	1,204,241	91,991,970
PerkinElmer, Inc.	1,440,467	139,869,346
TE Connectivity Ltd.	272,172	26,084,964

		257,946,280

Environmental Control — 1.0%
Waste Connections, Inc.	481,295	43,696,773

Gas — 1.2%
NiSource, Inc.	1,856,524	51,685,628

Healthcare Products — 7.9%
Alcon, Inc.*	1,541,948	87,338,425
Avantor, Inc.*	947,472	17,196,617

	Number of Shares	Value†

Healthcare Products — (continued)
Danaher Corp.	749,970	$115,105,396
Envista Holdings Corp.*	929,891	27,561,969
Thermo Fisher Scientific, Inc.	312,247	101,439,683

		348,642,090

Healthcare Services — 1.0%
UnitedHealth Group, Inc.	147,900	43,479,642

Insurance — 3.0%
Marsh & McLennan Cos., Inc.	1,198,372	133,510,625

Internet — 6.0%
Alphabet, Inc., Class A*	6,699	8,972,574
Alphabet, Inc., Class C*	76,523	102,312,781
Amazon.com, Inc.*	49,837	92,090,802
Facebook, Inc., Class A*	301,500	61,882,875

		265,259,032

Lodging — 1.3%
Hilton Worldwide Holdings, Inc.	535,057	59,343,172

Machinery — Diversified — 2.1%
Roper Technologies, Inc.	268,146	94,985,358

Miscellaneous Manufacturing — 3.6%
General Electric Co.	14,067,886	156,997,608

Oil & Gas — 0.3%
Concho Resources, Inc.	138,600	12,137,202

Pharmaceuticals — 2.5%
Becton Dickinson & Co.	402,188	109,383,070

Retail — 1.5%
McDonald’s Corp.	69,100	13,654,851
Yum! Brands, Inc.	520,376	52,417,474

		66,072,325

Semiconductors — 3.7%
Maxim Integrated Products, Inc.	862,793	53,070,397
NXP Semiconductors N.V.	433,321	55,144,431
Texas Instruments, Inc.	426,100	54,664,369

		162,879,197

Software — 7.4%
Fiserv, Inc.*	1,210,391	139,957,511
Microsoft Corp.	1,191,400	187,883,780

		327,841,291

Water — 0.7%
American Water Works Co., Inc.	258,938	31,810,533

TOTAL COMMON STOCKS (Cost $2,150,960,830)		2,800,452,814

	Par (000)
REAL ESTATE INVESTMENT TRUSTS — 0.1%
Diversified — 0.1%
American Tower Corp. (Cost $2,903,908)	$19,900	4,573,418

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Flexibly Managed Fund

	Number of Shares	Value†
PREFERRED STOCKS — 5.2%
Banks — 1.5%
JPMorgan Chase & Co., Series DD	325,000	$8,882,250
US Bancorp, Series K	175,000	4,798,500
US Bancorp, Series F, (3 M ICE LIBOR + 4.468%)•	71,000	1,961,020
Wells Fargo & Co., Series L, CONV	35,450	51,402,500

		67,044,270

Diversified Financial Services — 0.1%
The Charles Schwab Corp., Series C	150,000	3,900,000
The Charles Schwab Corp., Series D	12,000	318,000

		4,218,000

Electric — 1.5%
Alabama Power Co., Series A	100,000	2,708,000
American Electric Power Co., Inc., CONV	108,544	5,875,487
CMS Energy Corp. 2078	500,000	13,385,000
CMS Energy Corp. 2079	650,000	17,751,500
DTE Energy Co., Series E	340,000	8,989,600
Duke Energy Corp.	340,000	9,197,000
SCE Trust III, Series H (3 M ICE LIBOR + 2.990%)•	35,951	876,845
SCE Trust IV, Series J (3 M ICE LIBOR + 3.132%)•	313,595	7,686,213
SCE Trust V, Series K (3 M ICE LIBOR + 3.790%)•	43,733	1,078,893

		67,548,538

Electronics — 0.2%
Fortive Corp., Series A, CONV	9,921	9,650,752

Gas — 0.2%
NiSource, Inc., Series B (UST Yield Curve CMT 5 Yr + 3.632%)•	315,547	8,797,450

Healthcare Products — 0.8%
Avantor, Inc., CONV	557,536	35,124,768

Internet — 0.1%
Aurora Innovation, Inc., Series B, CONV*(1),#	354,540	3,276,056

Pharmaceuticals — 0.8%
Becton Dickinson & Co., Series A, CONV	526,553	34,468,160

TOTAL PREFERRED STOCKS (Cost $202,872,859)		230,127,994

	Par (000)
CORPORATE BONDS — 16.9%
Aerospace & Defense — 0.1%
Moog, Inc. 5.250%, 12/01/22 144A @	$170	172,329
Northrop Grumman Corp. 2.550%, 10/15/22	5,930	6,019,900

		6,192,229

	Par (000)	Value†

Agriculture — 0.2%
Philip Morris International, Inc. 2.000%, 02/21/20	$3,420	$3,419,521
(3 M ICE LIBOR + 0.420%) 2.315%, 02/21/20 •	2,285	2,286,102
2.625%, 02/18/22	4,270	4,323,271

		10,028,894

Airlines — 0.0%
Continental Airlines Pass Through Trust, Series 2012-1 Class B 6.250%, 10/11/21	159	159,947
U.S. Airways Pass Through Trust 6.750%, 12/03/22, Series 2012-2 Class B	367	385,710
5.375%, 05/15/23, Series 2013-1 Class B	4	3,736
6.250%, 10/22/24, Series 2010-1 Class A	1,115	1,208,861
4.625%, 12/03/26, Series 2012-2 Class A	174	187,792
3.950%, 05/15/27, Series 2013-1 Class A	3	3,431

		1,949,477

Banks — 0.6%
State Street Corp., Series F (3 M ICE LIBOR + 3.597%) 5.250%•µ	4,360	4,471,093
The Bank of New York Mellon Corp.,
(3 M ICE LIBOR + 3.420%) 4.950% , Series E•µ	5,800	5,858,000
(3 M ICE LIBOR + 3.131%) 4.625% , Series F•µ	3,175	3,339,687
The PNC Financial Services Group, Inc., Series S (3 M ICE LIBOR + 3.300%) 5.000%•µ	7,085	7,576,486
US Bancorp, Series J (3 M ICE LIBOR + 2.914%) 5.300%•µ	3,010	3,322,288

		24,567,554

Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	773,494

Commercial Services — 0.4%
Korn Ferry 4.625%, 12/15/27 144A @	935	939,675
Refinitiv US Holdings, Inc. 6.250%, 05/15/26 144A @	5,610	6,121,913
8.250%, 11/15/26 144A @	7,345	8,272,306
Service Corp. International 5.375%, 05/15/24	3,650	3,759,500

		19,093,394

Cosmetics & Personal Care — 0.1%
Unilever Capital Corp. 3.000%, 03/07/22	2,305	2,360,935

Electric — 0.3%
American Electric Power Co., Inc., Class I 3.650%, 12/01/21	780	804,754
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	2,550	2,550,819
DTE Energy Co., Series D 3.700%, 08/01/23	2,060	2,150,605

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
Edison International 2.125%, 04/15/20	$1,060	$1,060,610
Eversource Energy 2.750%, 03/15/22, Series K	2,550	2,588,138
3.800%, 12/01/23, Series N	1,255	1,321,890
NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/22	2,400	2,449,475
Wisconsin Public Service Corp. 3.350%, 11/21/21	2,025	2,081,365

		15,007,656

Electronics — 0.1%
Amphenol Corp. 2.200%, 04/01/20	2,585	2,585,334

Entertainment — 0.3%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 06/01/24	5,350	5,497,125
5.375%, 04/15/27	5,850	6,295,068
Six Flags Entertainment Corp. 4.875%, 07/31/24 144A @	1,775	1,839,344
5.500%, 04/15/27 144A @	640	682,400

		14,313,937

Food — 0.6%
Conagra Brands, Inc.
(3 M ICE LIBOR + 0.750%) 2.703%, 10/22/20•	1,710	1,710,155
3.800%, 10/22/21	10,030	10,350,588
Nestle Holdings, Inc. 3.100%, 09/24/21 144A @	14,330	14,651,397

		26,712,140

Gas — 0.4%
NiSource, Inc.
(UST Yield Curve CMT 5 Yr + 2.843%) 5.650%•µ	5,825	5,970,625
3.490%, 05/15/27	7,395	7,779,714
4.375%, 05/15/47	3,965	4,399,071

		18,149,410

Healthcare Products — 1.5%
Avantor, Inc. 6.000%, 10/01/24 144A @	9,705	10,347,762
9.000%, 10/01/25 144A @	39,633	44,291,067
Hologic, Inc. 4.375%, 10/15/25 144A @	4,550	4,697,875
Teleflex, Inc.
4.875%, 06/01/26	4,245	4,436,025
4.625%, 11/15/27	3,630	3,847,110

		67,619,839

Healthcare Services — 0.1%
Fresenius Medical Care U.S. Finance, Inc. 5.750%, 02/15/21 144A @	1,125	1,166,994
HCA Healthcare, Inc. 6.250%, 02/15/21	1,790	1,866,075

		3,033,069

	Par (000)	Value†

Household Products & Wares — 0.3%
Reckitt Benckiser Treasury Services PLC 2.375%, 06/24/22 144A @	$7,375	$7,429,857
(3 M ICE LIBOR + 0.560%) 2.495%, 06/24/22 144A @,•	4,760	4,770,710

		12,200,567

Insurance — 0.1%
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	1,205	1,205,432
2.750%, 01/30/22	1,705	1,732,332
3.300%, 03/14/23	525	543,199

		3,480,963

Internet — 2.7%
Netflix, Inc. 5.375%, 02/01/21	2,685	2,768,906
5.500%, 02/15/22	2,015	2,133,381
5.875%, 02/15/25	7,510	8,373,650
4.375%, 11/15/26	15,590	15,979,750
4.875%, 04/15/28	29,958	31,117,375
5.875%, 11/15/28	28,915	32,054,012
6.375%, 05/15/29	18,670	21,260,463
Zayo Group LLC 5.750%, 01/15/27 144A @	6,655	6,763,144

		120,450,681

Lodging — 0.1%
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24	2,445	2,490,844
Marriott International, Inc. (3 M ICE LIBOR + 0.650%) 2.535%, 03/08/21•	1,435	1,440,288

		3,931,132

Machinery — Diversified — 0.2%
Roper Technologies, Inc. 3.650%, 09/15/23	4,120	4,326,508
Welbilt, Inc. 9.500%, 02/15/24	3,095	3,280,700
Xylem, Inc. 4.875%, 10/01/21	415	434,963
3.250%, 11/01/26	640	662,665

		8,704,836

Media — 2.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.250%, 09/30/22	7,165	7,245,606
5.125%, 02/15/23	2,645	2,674,756
4.000%, 03/01/23 144A @	5,500	5,575,625
5.125%, 05/01/23 144A @	7,659	7,817,005
5.750%, 09/01/23	3,600	3,667,500
5.750%, 01/15/24	632	643,060
5.875%, 04/01/24 144A @	6,037	6,240,749
5.125%, 05/01/27 144A @	17,325	18,277,875
5.000%, 02/01/28 144A @	23,886	25,064,058
Charter Communications Operating LLC 3.579%, 07/23/20	2,225	2,239,180

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
Comcast Corp.
(3 M ICE LIBOR + 0.330%) 2.239%, 10/01/20•	$3,405	$3,410,863
(3 M ICE LIBOR + 0.440%) 2.349%, 10/01/21•	2,690	2,703,217
3.450%, 10/01/21	3,145	3,237,391
Sirius XM Radio, Inc. 3.875%, 08/01/22 144A @	4,805	4,907,106
4.625%, 05/15/23 144A @	4,030	4,090,450

		97,794,441

Miscellaneous Manufacturing — 0.4%
General Electric Co.,, Series D (3 M ICE LIBOR + 3.330%) 5.000%•µ	17,072	16,721,341

Oil & Gas — 0.2%
Shell International Finance BV (3 M ICE LIBOR + 0.450%) 2.351%, 05/11/20•	6,720	6,730,610

Packaging and Containers — 0.6%
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	15,622	15,641,544
(3 M ICE LIBOR + 3.500%) 5.501%, 07/15/21 144A @,•	4,875	4,881,093
5.125%, 07/15/23 144A @	4,145	4,243,444

		24,766,081

Pharmaceuticals — 0.9%
Becton Dickinson & Co. 2.894%, 06/06/22	8,479	8,620,198
(3 M ICE LIBOR + 1.030%) 2.917%, 06/06/22•	3,685	3,712,130
3.363%, 06/06/24	5,782	6,022,193
Bristol-Myers Squibb Co.
(3 M ICE LIBOR + 0.200%) 2.104%, 11/16/20 144A @•	6,705	6,708,411
2.550%, 05/14/21 144A @	10,255	10,356,989
Elanco Animal Health, Inc. 3.912%, 08/27/21	4,225	4,334,577

		39,754,498

Pipelines — 0.1%
Enterprise Products Operating LLC 3.500%, 02/01/22	3,415	3,518,947
NuStar Logistics LP 4.800%, 09/01/20	2,380	2,409,750

		5,928,697

Real Estate — 1.1%
American Tower Corp. 3.300%, 02/15/21	3,575	3,623,613
Crown Castle International Corp. 4.875%, 04/15/22	7,850	8,315,683
5.250%, 01/15/23	13,865	15,061,747
Equinix, Inc. 5.375%, 01/01/22	1,305	1,322,539

	Par (000)	Value†

Real Estate — (continued)
SBA Communications Corp.
4.875%, 07/15/22	$11,060	$11,198,250
4.000%, 10/01/22	6,905	7,034,469
4.875%, 09/01/24	3,085	3,200,687

		49,756,988

Retail — 1.9%
AutoZone, Inc. 2.500%, 04/15/21	1,915	1,925,491
Dollar Tree, Inc. (3 M ICE LIBOR + 0.700%) 2.702%, 04/17/20•	1,290	1,290,240
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.000%, 06/01/24 144A @	6,030	6,248,588
5.250%, 06/01/26 144A @	11,273	11,893,015
4.750%, 06/01/27 144A @	16,175	17,024,187
The Home Depot, Inc.
(3 M ICE LIBOR + 0.310%) 2.217%, 03/01/22•	2,435	2,440,448
3.250%, 03/01/22	2,020	2,087,643
Yum! Brands, Inc. 3.875%, 11/01/20	7,890	7,959,037
3.750%, 11/01/21	12,855	13,112,100
3.875%, 11/01/23	5,705	5,876,150
6.875%, 11/15/37	3,540	4,106,400
5.350%, 11/01/43	8,000	7,920,000

		81,883,299

Semiconductors — 0.2%
Sensata Technologies BV
4.875%, 10/15/23 144A @	2,595	2,763,675
5.625%, 11/01/24 144A @	880	979,000
5.000%, 10/01/25 144A @	3,150	3,421,687
Sensata Technologies UK Financing Co. PLC
6.250%, 02/15/26 144A @	2,000	2,155,000

		9,319,362

Software — 0.9%
Fiserv, Inc.
2.700%, 06/01/20	5,175	5,187,824
3.800%, 10/01/23	2,460	2,598,614
Solera LLC
10.500%, 03/01/24 144A @	28,991	30,761,190

		38,547,628

Telecommunications — 0.3%
Level 3 Financing, Inc.
5.375%, 08/15/22	2,942	2,952,885
T-Mobile USA, Inc.
6.000%, 03/01/23	1,770	1,801,860
6.500%, 01/15/26	845	906,018
Verizon Communications, Inc.
(3 M ICE LIBOR + 1.000%) 2.894%, 03/16/22•	4,300	4,371,879
3.125%, 03/16/22	4,300	4,413,498

		14,446,140

TOTAL CORPORATE BONDS (Cost $717,987,820)		746,804,626

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS — 4.8%‡
Chemicals — 0.1%
HB Fuller Co. (1 M ICE LIBOR + 2.000%) 3.765%, 10/21/24•	$1,898	$1,902,117

Commercial Services — 1.2%
Financial & Risk US Holdings, Inc. (1 M ICE LIBOR + 3.250%) 5.049%, 10/01/25•	50,433	50,861,450
Gartner, Inc. (1 M ICE LIBOR + 1.500%) 3.299%, 03/21/22•(1)	846	848,177

		51,709,627

Cosmetics & Personal Care — 0.3%
Sunshine Luxembourg VII Sarl (3 M ICE LIBOR + 4.250%) 6.195%, 10/01/26•	14,350	14,470,396

Entertainment — 0.1%
Alpha Topco. Ltd.—Delta 2 (Lux) Sarl (1 M ICE LIBOR + 2.500%) 4.299%, 02/01/24•	4,225	4,239,534

Household Products & Wares — 0.0%
Prestige Brands, Inc. (1 M ICE LIBOR + 2.000%) 3.799%, 01/26/24•	235	236,057

Insurance — 1.0%
AmWINS Group, Inc. 0.000%, 01/25/24 ×	1,227	1,235,420
HUB International Ltd.•
(3 M ICE LIBOR + 2.750%) 4.690%, 04/25/25	34,135	34,090,154
(3 M ICE LIBOR + 4.000%) 5.903%, 04/25/25	9,595	9,683,082
USI, Inc. (3 M ICE LIBOR + 3.000%) 4.945%, 05/16/24•	224	224,202

		45,232,858

Internet — 0.2%
Zayo Group LLC
(1 M ICE LIBOR + 2.000%) 3.799%, 01/19/21•	2,370	2,372,884
(1 M ICE LIBOR + 2.250%) 4.049%, 01/19/24•	4,225	4,235,774

		6,608,658

Pharmaceuticals — 0.3%
NVA Holdings, Inc.
(3 M ICE LIBOR + 1.750%) 6.500%, 02/02/25•	4,754	4,749,443
0.000%, 01/01/30 ×(1)	9,100	9,077,250

		13,826,693

Software — 1.6%
Azalea TopCo, Inc. (1 M ICE LIBOR + 3.500%) 5.299%, 07/27/26•	4,339	4,359,475

	Par (000)	Value†

Software — (continued)
Cypress Intermediate Holdings III, Inc. (1 M ICE LIBOR + 2.750%) 4.550%, 04/29/24•	$19,957	$19,982,108
Kronos, Inc. (3 M ICE LIBOR + 3.000%) 4.909%, 11/01/23•	45,566	45,768,383
Ultimate Software Group, Inc. (1 M ICE LIBOR + 3.750%) 5.549%, 05/04/26•	1,761	1,770,764

		71,880,730

TOTAL LOAN AGREEMENTS (Cost $208,673,399)		210,106,670

	Number of Shares
SHORT-TERM INVESTMENTS — 10.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%)	23,009,258	23,009,258
T. Rowe Price Investment, Ltd. (seven-day effective yield 1.604%)	424,373,709	424,373,709

TOTAL SHORT-TERM INVESTMENTS (Cost $447,382,967)		447,382,967

TOTAL INVESTMENTS — 100.9% (Cost $3,747,059,787)		4,456,261,370

Other Assets & Liabilities — (0.9)%		(37,995,981)

TOTAL NET ASSETS — 100.0%		$4,418,265,389

	Number of Contracts
WRITTEN OPTIONS
Call Options

TOTAL WRITTEN OPTIONS (See open written options schedule) (Premiums $(21,766,279))	(37,564)	$(44,812,478)

†	See Security Valuation Note.
#

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2019, the aggregate value of restricted securities was $3,276,056 which represented 0.1% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Investment	Date of Acquisition	Cost	Value
Aurora Innovation, Inc., Series B	3/1/2019	$3,276,056	$3,276,056

Total		$3,276,056	$3,276,056

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Flexibly Managed Fund

(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierachy table located at the end of the Schedule of Investments.
×	This loan will settle after December 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
µ	Perpetual security with no stated maturity date.
*	Non-income producing security.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2019, the aggregate value of Rule 144A securities was $300,789,568, which represents 6.8% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

‡

Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2019. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

CMT — Constant Maturity Treasury.

CONV — Convertible Security.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

LP — Limited Partnership.

M — Month.

PLC — Public Limited Company.

UST — US Treasury.

N.V. — Naamloze Vennootschap.

Yr — Year.

Country Weightings as of 12/31/2019††
United States	94%
Switzerland	3
Canada	1
Ireland	1
Netherlands	1

Total	100%

††	% of total investments as of December 31, 2019.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
ASSET BACKED SECURITIES	$16,812,881	$—	$16,812,881	$—
COMMON STOCK
Auto Parts & Equipment	26,231,664	26,231,664	—	—
Banks	12,083,991	12,083,991	—	—
Beverages	50,060,861	50,060,861	—	—
Commercial Services	136,056,815	136,056,815	—	—
Diversified Financial Services	211,479,049	211,479,049	—	—
Electric	198,870,608	198,870,608	—	—
Electronics	257,946,280	257,946,280	—	—
Environmental Control	43,696,773	43,696,773	—	—
Gas	51,685,628	51,685,628	—	—
Healthcare Products	348,642,090	261,303,665	87,338,425	—
Healthcare Services	43,479,642	43,479,642	—	—
Insurance	133,510,625	133,510,625	—	—
Internet	265,259,032	265,259,032	—	—
Lodging	59,343,172	59,343,172	—	—
Machinery - Diversified	94,985,358	94,985,358	—	—
Miscellaneous Manufacturing	156,997,608	156,997,608	—	—
Oil & Gas	12,137,202	12,137,202	—	—
Pharmaceuticals	109,383,070	109,383,070	—	—
Retail	66,072,325	66,072,325	—	—
Semiconductors	162,879,197	162,879,197	—	—
Software	327,841,291	327,841,291	—	—
Water	31,810,533	31,810,533	—	—

TOTAL COMMON STOCKS	2,800,452,814	2,713,114,389	87,338,425	—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Flexibly Managed Fund

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
REAL ESTATE INVESTMENT TRUSTS	$4,573,418	$4,573,418	$—	$—
PREFERRED STOCKS
Banks	67,044,270	67,044,270	—	-—
Diversified Financial Services	4,218,000	4,218,000	—	—
Electric	67,548,538	67,548,538	—	—
Electronics	9,650,752	9,650,752	—	—
Gas	8,797,450	8,797,450	—	—
Healthcare Products	35,124,768	35,124,768	—	—
Internet	3,276,056	—	—	3,276,056
Pharmaceuticals	34,468,160	34,468,160		—

TOTAL PREFERRED STOCKS	230,127,994	226,851,938	—	3,276,056

CORPORATE BONDS	746,804,626	—	746,804,626	—
LOAN AGREEMENTS	210,106,670	—	200,181,243	9,925,427
SHORT-TERM INVESTMENTS	447,382,967	447,382,967	—	—

TOTAL INVESTMENTS	$4,456,261,370	$3,391,922,712	$1,051,137,175	$13,201,483

LIABILITIES TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
OTHER FINANCIAL INSTRUMENTS(1)
Written Options	$(44,812,478)	$(44,812,478)	$—	$—

TOTAL LIABILITIES—OTHER FINANCIAL INSTRUMENTS	$(44,812,478)	$(44,812,478)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Flexibly Managed Fund

Open written options contracts held by the Fund at December 31, 2019 are as follows:

Open Written Options

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Alphabet, Inc.	196	$25,480,000	$1,300	1/17/2020	$(823,200)
Alphabet, Inc.	47	6,298,000	1,340	1/17/2020	(74,730)
Alphabet, Inc.	47	6,580,000	1,400	1/17/2020	(6,674)
Alphabet, Inc.	47	7,050,000	1,500	1/17/2020	(94)
Alphabet, Inc.	22	2,860,000	1,300	1/17/2020	(97,394)
Alphabet, Inc.	163	24,450,000	1,500	1/15/2021	(1,046,460)
Alphabet, Inc.	61	8,235,000	1,350	1/17/2020	(69,540)
Alphabet, Inc.	22	2,794,000	1,270	1/17/2020	(156,200)
Alphabet, Inc.	22	2,970,000	1,350	1/17/2020	(31,020)
Amazon.com, Inc.	36	6,480,000	1,800	1/17/2020	(225,900)
Amazon.com, Inc.	12	2,400,000	2,000	1/17/2020	(4,200)
Amazon.com, Inc.	12	2,430,000	2,025	1/17/2020	(3,240)
Amazon.com, Inc.	12	2,520,000	2,100	1/17/2020	(1,776)
Amazon.com, Inc.	56	12,880,000	2,300	1/17/2020	(1,792)
Amazon.com, Inc.	24	6,000,000	2,500	1/17/2020	(336)
Amazon.com, Inc.	24	6,240,000	2,600	1/17/2020	(120)
Amazon.com, Inc.	24	6,480,000	2,700	1/17/2020	(144)
Amazon.com, Inc.	125	27,500,000	2,200	1/15/2021	(1,055,625)
American Electric Power Co, Inc.	1,637	13,914,500	85	1/17/2020	(1,538,780)
American Electric Power Co, Inc.	1,181	11,219,500	95	1/17/2020	(64,955)
American Electric Power Co., Inc.	1,180	12,390,000	105	1/15/2021	(206,500)
American Tower Corp.	199	3,482,500	175	1/17/2020	(1,082,560)
Becton Dickinson and Co.	423	12,690,000	300	1/15/2021	(482,220)
Danaher Corp.	199	2,985,000	150	1/17/2020	(81,590)
Facebook, Inc.	583	11,660,000	200	1/17/2020	(435,501)
Facebook, Inc.	1,015	22,330,000	220	1/17/2020	(34,510)
General Electric Co.	7,416	11,124,000	15	1/15/2021	(326,304)
Mcdonald’s Corp.	366	7,137,000	195	1/17/2020	(144,204)
Mcdonald’s Corp.	325	6,500,000	200	1/17/2020	(38,675)
Microsoft Corp.	544	6,528,000	120	1/17/2020	(2,050,880)
Microsoft Corp.	2,132	26,650,000	125	1/17/2020	(6,918,340)
Microsoft Corp.	2,133	27,729,000	130	1/17/2020	(5,887,080)
Microsoft Corp.	978	13,203,000	135	1/17/2020	(2,200,500)
Microsoft Corp.	1,462	24,123,000	165	1/15/2021	(1,681,300)
NXP Semiconductors Nv	923	12,922,000	140	1/15/2021	(909,155)
The PNC Financial Services Group, Inc.	757	10,598,000	140	1/17/2020	(1,362,600)
S&P Global, Inc.	401	8,822,000	220	1/17/2020	(2,045,100)
S&P Global, Inc.	401	9,223,000	230	1/17/2020	(1,704,250)
Texas Instruments, Inc.	405	4,860,000	120	1/17/2020	(324,810)
Texas Instruments, Inc.	1,872	23,400,000	125	1/17/2020	(748,800)
Texas Instruments, Inc.	980	12,740,000	130	1/17/2020	(105,840)
Texas Instruments, Inc.	100	1,350,000	135	1/17/2020	(1,100)
Texas Instruments, Inc.	100	1,400,000	140	1/17/2020	(400)
Texas Instruments, Inc.	299	4,036,500	135	1/15/2021	(266,110)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Flexibly Managed Fund

Open Written Options

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Texas Instruments, Inc.	299	$4,186,000	$140	1/15/2021	$(207,506)
Thermo Fisher Scientific, Inc.	341	13,640,000	400	1/15/2021	(252,340)
Unitedhealth Group, Inc.	163	4,401,000	270	1/17/2020	(394,949)
Unitedhealth Group, Inc.	163	4,564,000	280	1/17/2020	(251,346)
Unitedhealth Group, Inc.	284	8,236,000	290	1/17/2020	(231,460)
Unitedhealth Group, Inc.	280	8,400,000	300	1/17/2020	(98,000)
Unitedhealth Group, Inc.	20	620,000	310	1/17/2020	(2,040)
Visa, Inc.	337	5,055,000	150	1/17/2020	(1,256,336)
Visa, Inc.	336	5,208,000	155	1/17/2020	(1,090,992)
Visa, Inc.	542	8,672,000	160	1/17/2020	(1,481,828)
Visa, Inc.	465	7,672,500	165	1/17/2020	(1,081,125)
Visa, Inc.	929	15,793,000	170	1/17/2020	(1,676,845)
Visa, Inc.	1,579	27,632,500	175	1/17/2020	(2,115,860)
Visa, Inc.	377	6,786,000	180	1/17/2020	(320,450)
Yum! Brands, Inc.	516	5,160,000	100	1/17/2020	(99,072)
Yum! Brands, Inc.	985	11,327,500	115	1/17/2020	(3,940)
Yum! Brands, Inc.	985	11,820,000	120	1/17/2020	(7,880)

Total Written Options					$(44,812,478)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 60.5%
Penn Series Index 500 Fund* (Cost $21,019,879)	1,794,936	$49,001,759

AFFILIATED FIXED INCOME FUNDS — 39.4%
Penn Series Quality Bond Fund* (Cost $26,221,501)	1,996,881	31,970,061

TOTAL INVESTMENTS — 99.9% (Cost $47,241,380)		80,971,820

Other Assets & Liabilities — 0.1%		98,537

TOTAL NET ASSETS — 100.0%		$81,070,357

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
AFFILIATED EQUITY FUNDS	$49,001,759	$49,001,759	$—	$—
AFFILIATED FIXED INCOME FUNDS	31,970,061	31,970,061	—	—

TOTAL INVESTMENTS	$80,971,820	$80,971,820	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 98.3%
Aerospace & Defense — 2.7%
The Boeing Co.	27,674	$9,015,082

Agriculture — 0.5%
Philip Morris International, Inc.	19,370	1,648,193

Apparel — 0.8%
NIKE, Inc., Class B	27,829	2,819,356

Auto Manufacturers — 1.5%
Ferrari N.V.	18,110	2,997,929
Tesla, Inc.*	4,600	1,924,318

		4,922,247

Auto Parts & Equipment — 0.9%
Aptiv PLC	33,058	3,139,518

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc.*	9,241	999,414
Vertex Pharmaceuticals, Inc.*	21,355	4,675,677

		5,675,091

Chemicals — 0.6%
Linde PLC	9,158	1,949,738

Commercial Services — 3.2%
Equifax, Inc.	10,491	1,469,999
Global Payments, Inc.	15,993	2,919,682
PayPal Holdings, Inc.*	27,396	2,963,425
TransUnion	38,614	3,305,745

		10,658,851

Computers — 4.6%
Apple, Inc.	52,409	15,389,903

Diversified Financial Services — 8.8%
Ant International Co. Ltd., Class C*(1),#	189,827	1,220,588
Intercontinental Exchange, Inc.	15,514	1,435,821
Mastercard, Inc., Class A	38,362	11,454,510
TD Ameritrade Holding Corp.	38,484	1,912,655
Visa, Inc., Class A	67,615	12,704,858
XP, Inc., Class A*	9,124	351,456

		29,079,888

Electric — 1.4%
NextEra Energy, Inc.	8,435	2,042,620
Sempra Energy	18,020	2,729,669

		4,772,289

Electronics — 1.1%
Fortive Corp.	36,175	2,763,408
Honeywell International, Inc.	4,308	762,516

		3,525,924

Healthcare Products — 3.5%
Alcon, Inc.*	27,478	1,556,398
Intuitive Surgical, Inc.*	8,356	4,939,649
Stryker Corp.	24,105	5,060,604

		11,556,651

	Number of Shares	Value†

Healthcare Services — 4.9%
Anthem, Inc.	10,295	$3,109,399
Centene Corp.*	50,880	3,198,826
HCA Healthcare, Inc.	19,240	2,843,864
UnitedHealth Group, Inc.	20,530	6,035,409
WellCare Health Plans, Inc.*	3,167	1,045,775

		16,233,273

Home Builders — 0.2%
NVR, Inc.*	162	616,963

Insurance — 0.7%
Chubb Ltd.	14,305	2,226,716

Internet — 28.0%
Alibaba Group Holding Ltd. ADR*	45,656	9,683,638
Alphabet, Inc., Class A*	7,871	10,542,339
Alphabet, Inc., Class C*	7,675	10,261,628
Amazon.com, Inc.*	11,609	21,451,575
Booking Holdings, Inc.*	1,497	3,074,434
Facebook, Inc., Class A*	92,735	19,033,859
IAC/InterActiveCorp.*	9,230	2,299,285
Match Group, Inc.*	13,149	1,079,664
MercadoLibre, Inc.*	1,507	861,914
Netflix, Inc.*	22,376	7,240,202
Spotify Technology S.A.*	10,276	1,536,776
Tencent Holdings Ltd.	115,400	5,559,529
Uber Technologies, Inc.*	11,274	335,289

		92,960,132

Lodging — 2.1%
Las Vegas Sands Corp.	32,208	2,223,640
MGM Resorts International	46,988	1,563,291
Wynn Resorts Ltd.	23,351	3,242,754

		7,029,685

Machinery — Diversified — 2.5%
Hexagon AB, Class B	28,123	1,576,331
Roper Technologies, Inc.	11,029	3,906,803
Westinghouse Air Brake Technologies Corp.	35,064	2,727,979

		8,211,113

Media — 1.1%
The Walt Disney Co.	24,499	3,543,290

Miscellaneous Manufacturing — 0.3%
General Electric Co.	75,500	842,580

Oil & Gas — 0.7%
Concho Resources, Inc.	10,240	896,717
Pioneer Natural Resources Co.	8,853	1,340,078

		2,236,795

Pharmaceuticals — 2.1%
Becton Dickinson & Co.	15,071	4,098,860
Cigna Corp.	14,195	2,902,736

		7,001,596

Retail — 2.8%
Dollar General Corp.	7,699	1,200,890

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Dollar Tree, Inc.*	24,148	$2,271,119
Dollarama, Inc.	71,689	2,463,887
Lululemon Athletica, Inc.*	8,437	1,954,600
Restaurant Brands International, Inc.	7,918	504,931
Ulta Beauty, Inc.*	3,407	862,448

		9,257,875

Semiconductors — 2.5%
Advanced Micro Devices, Inc.*	39,600	1,816,056
ASML Holding N.V.	12,122	3,587,385
Marvell Technology Group Ltd.	105,596	2,804,630

		8,208,071

Software — 18.1%
Atlassian Corp. PLC, Class A*	6,342	763,196
Fidelity National Information Services, Inc.	47,833	6,653,092
Fiserv, Inc.*	37,129	4,293,226
Intuit, Inc.	16,830	4,408,282
Microsoft Corp.	128,385	20,246,315
Paycom Software, Inc.*	4,646	1,230,075
salesforce.com, Inc.*	35,993	5,853,902
ServiceNow, Inc.*	13,557	3,827,412
Slack Technologies, Inc., Class A*	52,548	1,181,279
Splunk, Inc.*	24,120	3,612,452
Stripe, Inc., Class B*(1),#	8,608	135,060
Temenos AG	11,081	1,752,896
Tencent Music Entertainment Group ADR*	117,007	1,373,662
VMware, Inc., Class A*	17,286	2,623,842
Workday, Inc., Class A*	11,522	1,894,793
Zoom Video Communications, Inc., Class A*	1,033	70,285

		59,919,769

Transportation — 1.0%
J.B. Hunt Transport Services, Inc.	15,892	1,855,868
Union Pacific Corp.	8,900	1,609,031

		3,464,899

TOTAL COMMON STOCKS (Cost $220,573,871)		325,905,488

PREFERRED STOCKS — 1.6%
Auto Manufacturers — 0.3%
Rivian Automotive, Series D, CONV*(1),#	91,993	988,373

Electronics — 0.2%
GM Cruise, Class F, CONV*(1),#	27,200	496,400

Internet — 0.3%
Aurora Innovation, Inc., Series B, CONV*#(1)	27,730	256,233
Doordash, Series G, CONV*(1),#	1,381	261,972
Xiaoju Kuaizhi, Inc. (didi), CONV*(1),#	11,920	607,111

		1,125,316

Lodging — 0.5%
Airbnb, Inc., Series D, CONV*(1),#	9,999	1,189,880
Airbnb, Inc., Series E, CONV*(1),#	3,694	439,586

		1,629,466

	Number of Shares	Value†

Real Estate — 0.0%
WeWork Companies, Inc., Series E, CONV*(1),#	7,802	$109,852

Software — 0.3%
Magic Leap, Inc., Series C, CONV*(1),#	15,808	364,105
Magic Leap, Inc., Series D, CONV*(1),#	10,934	265,696
Uipath, Inc.,, Series D-1, CONV*(1),#	9,746	383,522
Uipath, Inc.,, Series D-2, CONV*(1),#	1,637	64,419

		1,077,742

TOTAL PREFERRED STOCKS (Cost $4,444,748)		5,427,149

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%)	159,692	159,692
T. Rowe Price Investment, Ltd. (seven-day effective yield 1.604%)	979	979

TOTAL SHORT-TERM INVESTMENTS (Cost $160,671)		160,671

TOTAL INVESTMENTS — 100.0% (Cost $225,179,290)		331,493,308

Other Assets & Liabilities — 0.0%		(73,021)

TOTAL NET ASSETS — 100.0%		$331,420,287

(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierachy table located at the end of the Schedule of Investments.
†	See Security Valuation Note.
*	Non-income producing security.
#

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2019, the aggregate value of restricted securities was $6,782,797 which represented 2.0% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Growth Stock Fund

Investment	Date of Acquisition	Cost	Value
Airbnb, Inc., Series D	4/16/2014	$407,090	$1,189,880
Airbnb, Inc., Series E	7/14/2015	343,891	439,586
Ant International Co. Ltd., Class C	6/7/2018	1,064,929	1,220,588
Aurora Innovation, Inc., Series B	3/1/2019	256,234	256,233
Doordash, Series E	11/12/2019	261,972	261,972
GM Cruise Class F	5/7/2019	496,400	496,400
Magic Leap, Inc., Series C	1/20/2016	364,106	364,105
Magic Leap, Inc., Series D	10/12/2017	295,218	265,696
Rivian Automotive, Series D	12/23/2019	988,373	988,373
Stripe, Inc., Class B	12/17/2019	135,060	135,060
Uipath, Inc., Series D-1	4/26/2019	383,522	383,522
Uipath, Inc., Series D-2	4/26/2019	64,419	64,419
WeWork Companies Series E	6/23/2015	256,605	109,852
Xiaoju Kuaizhi Series A	10/19/2015	326,920	607,111

Total		$5,644,739	$6,782,797

AB — Aktiebolag.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

CONV — Convertible Security.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

S.A. — Societe Anonyme.

Country Weightings as of 12/31/2019 ††
United States	87%
China	5
Switzerland	2
Canada	1
Ireland	1
Netherlands	1
Sweden	1
Other	2

Total	100%

††	% of total investments as of December 31, 2019.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS
Aerospace & Defense	$9,015,082	$9,015,082	$—	$—
Agriculture	1,648,193	1,648,193	—	—
Apparel	2,819,356	2,819,356	—	—
Auto Manufacturers	4,922,247	4,922,247	—	—
Auto Parts & Equipment	3,139,518	3,139,518	—	—
Biotechnology	5,675,091	5,675,091	—	—
Chemicals	1,949,738	1,949,738	—	—
Commercial Services	10,658,851	10,658,851	—	—
Computers	15,389,903	15,389,903	—	—
Diversified Financial Services	29,079,888	27,859,300	—	1,220,588
Electric	4,772,289	4,772,289	—	—
Electronics	3,525,924	3,525,924	—	—
Healthcare Products	11,556,651	10,000,253	1,556,398	—
Healthcare Services	16,233,273	16,233,273	—	—
Home Builders	616,963	616,963	—	—
Insurance	2,226,716	2,226,716	—	—
Internet	92,960,132	87,400,603	5,559,529	—
Lodging	7,029,685	7,029,685	—	—
Machinery - Diversified	8,211,113	6,634,782	1,576,331	—
Media	3,543,290	3,543,290	—	—
Miscellaneous Manufacturing	842,580	842,580	—	—
Oil & Gas	2,236,795	2,236,795	—	—
Pharmaceuticals	7,001,596	7,001,596	—	—
Retail	9,257,875	9,257,875	—	—
Semiconductors	8,208,071	8,208,071	—	—
Software	59,919,769	58,031,814	1,752,895	135,060
Transportation	3,464,899	3,464,899	—	—

TOTAL COMMON STOCKS	325,905,488	314,104,687	10,445,153	1,355,648

PREFERRED STOCKS
Auto Manufacturers	988,373	—	—	988,373
Electronics	496,400	—	—	496,400
Internet	1,125,316	—	—	1,125,316
Lodging	1,629,466	—	—	1,629,466
Real Estate	109,852	—	—	109,852
Software	1,077,742	—	—	1,077,742

TOTAL PREFERRED STOCKS	5,427,149	—	—	5,427,149

SHORT-TERM INVESTMENTS	160,671	160,671	—	—

TOTAL INVESTMENTS	$331,493,308	$314,265,358	$10,445,153	$6,782,797

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Growth Stock Fund

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2018	$4,926,097
Change in Appreciation/(Depreciation)	(42,313)
Purchases	2,585,977
Sales/Exchange	(704,359)
Realized Gain (Loss)	17,395

Balance as of 12/31/2019	$6,782,797

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.9%
Aerospace & Defense — 1.4%
United Technologies Corp.	5,982	$895,864

Apparel — 5.1%
adidas AG	950	309,243
LVMH Moet Hennessy Louis Vuitton S.E.	2,169	1,010,659
NIKE, Inc., Class B	11,698	1,185,124
VF Corp.	7,272	724,728

		3,229,754

Beverages — 1.6%
PepsiCo, Inc.	7,464	1,020,105

Chemicals — 4.9%
Ecolab, Inc.	4,129	796,856
PPG Industries, Inc.	7,970	1,063,915
The Sherwin-Williams Co.	2,167	1,264,531

		3,125,302

Commercial Services — 3.7%
Equifax, Inc.	5,681	796,022
Moody’s Corp.	3,718	882,690
Verisk Analytics, Inc.	4,338	647,837

		2,326,549

Computers — 8.7%
Accenture PLC, Class A	11,228	2,364,280
Apple, Inc.	7,322	2,150,105
Cognizant Technology Solutions Corp., Class A	15,745	976,505

		5,490,890

Cosmetics & Personal Care — 3.2%
Colgate-Palmolive Co.	16,070	1,106,259
L’Oreal S.A.	1,305	385,900
The Estee Lauder Cos., Inc., Class A	2,717	561,169

		2,053,328

Diversified Financial Services — 8.1%
Mastercard, Inc., Class A	2,850	850,982
TD Ameritrade Holding Corp.	2,911	144,677
The Blackstone Group, Inc., Class A	16,312	912,493
The Charles Schwab Corp.	22,263	1,058,828
Visa, Inc., Class A	11,329	2,128,719

		5,095,699

Electronics — 7.8%
Amphenol Corp., Class A	9,798	1,060,438
Fortive Corp.	14,858	1,135,003
Mettler-Toledo International, Inc.*	940	745,683
TE Connectivity Ltd.	9,511	911,534
Waters Corp.*	4,643	1,084,837

		4,937,495

Food — 0.9%
Nestle S.A.	4,963	537,321

Healthcare Products — 6.8%
Abbott Laboratories	13,656	1,186,160
Danaher Corp.	4,912	753,894

	Number of Shares	Value†

Healthcare Products — (continued)
Stryker Corp.	4,012	$842,279
Thermo Fisher Scientific, Inc.	4,715	1,531,762

		4,314,095

Household Products & Wares — 0.9%
Church & Dwight Co., Inc.	8,187	575,874

Insurance — 4.0%
Aon PLC	8,305	1,729,848
Marsh & McLennan Cos., Inc.	7,061	786,666

		2,516,514

Internet — 7.9%
Alibaba Group Holding Ltd. ADR*	5,491	1,164,641
Alphabet, Inc., Class A*	2,869	3,842,710

		5,007,351

Lodging — 2.9%
Marriott International, Inc., Class A	12,216	1,849,869

Machinery — Diversified — 1.5%
Nordson Corp.	6,005	977,854

Media — 2.5%
Comcast Corp., Class A	28,783	1,294,371
The Walt Disney Co.	1,776	256,863

		1,551,234

Pharmaceuticals — 5.7%
Becton Dickinson & Co.	4,855	1,320,414
Cigna Corp.	2,884	589,749
Eli Lilly & Co.	4,754	624,818
Roche Holding AG	1,996	648,706
Zoetis, Inc.	3,071	406,447

		3,590,134

Retail — 3.4%
Dollarama, Inc.	8,367	287,566
Starbucks Corp.	7,657	673,203
The TJX Cos., Inc.	19,778	1,207,645

		2,168,414

Semiconductors — 5.2%
Analog Devices, Inc.	7,940	943,590
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,577	788,824
Texas Instruments, Inc.	11,904	1,527,164

		3,259,578

Software — 10.6%
Electronic Arts, Inc.*	8,945	961,677
Fidelity National Information Services, Inc.	9,834	1,367,811
Fiserv, Inc.*	9,091	1,051,193
Microsoft Corp.	20,999	3,311,542

		6,692,223

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — 2.1%
Union Pacific Corp.	7,278	$1,315,790

TOTAL COMMON STOCKS (Cost $41,184,514)		62,531,237

SHORT-TERM INVESTMENTS — 1.7%

Money Market — 1.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $1,068,050)	1,068,050	1,068,050

TOTAL INVESTMENTS — 100.6% (Cost $42,252,564)		63,599,287

Other Assets & Liabilities — (0.6)%		(380,005)

TOTAL NET ASSETS — 100.0%		$63,219,282

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

S.A. — Societe Anonyme.

PLC — Public Limited Company.

S.E. — Societas Europaea.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS
Aerospace & Defense	$895,864	$895,864	$—	$—
Apparel	3,229,754	1,909,852	1,319,902	—
Beverages	1,020,105	1,020,105	—	—
Chemicals	3,125,302	3,125,302	—	—
Commercial Services	2,326,549	2,326,549	—	—
Computers	5,490,890	5,490,890	—	—
Cosmetics & Personal Care	2,053,328	1,667,428	385,900	—
Diversified Financial Services	5,095,699	5,095,699	—	—
Electronics	4,937,495	4,937,495	—	—
Food	537,321	—	537,321	—
Healthcare Products	4,314,095	4,314,095	—	—
Household Products & Wares	575,874	575,874	—	—
Insurance	2,516,514	2,516,514	—	—
Internet	5,007,351	5,007,351	—	—
Lodging	1,849,869	1,849,869	—	—
Machinery - Diversified	977,854	977,854	—	—
Media	1,551,234	1,551,234	—	—
Pharmaceuticals	3,590,134	2,941,428	648,706	—
Retail	2,168,414	2,168,414	—	—
Semiconductors	3,259,578	3,259,578	—	—
Software	6,692,223	6,692,223	—	—
Transportation	1,315,790	1,315,790	—	—

TOTAL COMMON STOCKS	62,531,237	59,639,408	2,891,829	—

SHORT-TERM INVESTMENTS	1,068,050	1,068,050	—	—

TOTAL INVESTMENTS	$63,599,287	$60,707,458	$2,891,829	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.2%
Aerospace & Defense — 1.3%
HEICO Corp., Class A	20,216	$1,809,938

Apparel — 1.5%
LVMH Moet Hennessy Louis Vuitton S.E.	4,467	2,081,425

Chemicals — 5.1%
Ecolab, Inc.	36,186	6,983,536

Commercial Services — 8.7%
Adyen N.V.*	2,598	2,137,114
Gartner, Inc.*	21,711	3,345,665
Rollins, Inc.	59,055	1,958,264
S&P Global, Inc.	7,955	2,172,113
Verisk Analytics, Inc.	14,753	2,203,213

		11,816,369

Cosmetics & Personal Care — 1.6%
The Estee Lauder Cos., Inc., Class A	10,414	2,150,908

Distribution & Wholesale — 1.7%
Copart, Inc.*	24,913	2,265,588

Diversified Financial Services — 2.9%
CME Group, Inc.	9,818	1,970,669
Intercontinental Exchange, Inc.	21,507	1,990,473

		3,961,142

Environmental Control — 1.5%
Waste Connections, Inc.	22,367	2,030,700

Healthcare Products — 7.3%
Danaher Corp.	15,343	2,354,844
Intuitive Surgical, Inc.*	12,776	7,552,532

		9,907,376

Internet — 28.0%
Alphabet, Inc., Class C*	2,858	3,821,203
Amazon.com, Inc.*	5,128	9,475,724
Facebook, Inc., Class A*	10,512	2,157,588
MercadoLibre, Inc.*	5,792	3,312,676
Okta, Inc.*	29,516	3,405,261
Shopify, Inc., Class A*	12,562	4,994,400
Spotify Technology S.A.*	35,194	5,263,263
Twitter, Inc.*	173,087	5,547,438

		37,977,553

Machinery — Diversified — 1.5%
Roper Technologies, Inc.	5,842	2,069,412

Media — 3.8%
The Walt Disney Co.	35,388	5,118,166

Packaging and Containers — 1.5%
Ball Corp.	31,827	2,058,252

Pharmaceuticals — 2.8%
Zoetis, Inc.	28,395	3,758,078

Retail — 2.0%
Starbucks Corp.	31,242	2,746,797

	Number of Shares	Value†

Software — 23.3%
Atlassian Corp. PLC, Class A*	16,400	$1,973,576
Autodesk, Inc.*	12,375	2,270,318
Broadridge Financial Solutions, Inc.	16,443	2,031,368
Coupa Software, Inc.*	24,066	3,519,652
Intuit, Inc.	7,931	2,077,367
ServiceNow, Inc.*	26,639	7,520,722
Twilio, Inc., Class A*	13,684	1,344,864
Veeva Systems, Inc., Class A*	34,085	4,794,396
Workday, Inc., Class A*	37,458	6,159,968

		31,692,231

Transportation — 2.7%
Union Pacific Corp.	20,283	3,666,964

TOTAL COMMON STOCKS (Cost $109,267,260)		132,094,435

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $3,250,324)	3,250,324	3,250,324

TOTAL INVESTMENTS — 99.6% (Cost $112,517,584)		135,344,759

Other Assets & Liabilities — 0.4%		585,584

TOTAL NET ASSETS — 100.0%		$135,930,343

†	See Security Valuation Note.
*	Non-income producing security.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

S.A. — Societe Anonyme.

S.E. — Societas Europaea.

Country Weightings as of 12/31/2019††
United States	84%
Canada	5
Sweden	4
Argentina	2
France	2
Netherlands	2
Australia	1

Total	100%

††	% of total investments as of December 31, 2019.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Core Growth Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS
Aerospace & Defense	$1,809,938	$1,809,938	$—	$—
Apparel	2,081,425	—	2,081,425	—
Chemicals	6,983,536	6,983,536	—	—
Commercial Services	11,816,369	9,679,255	2,137,114	—
Cosmetics & Personal Care	2,150,908	2,150,908	—	—
Distribution & Wholesale	2,265,588	2,265,588	—	—
Diversified Financial Services	3,961,142	3,961,142	—	—
Environmental Control	2,030,700	2,030,700	—	—
Healthcare Products	9,907,376	9,907,376	—	—
Internet	37,977,553	37,977,553	—	—
Machinery—Diversified	2,069,412	2,069,412	—	—
Media	5,118,166	5,118,166	—	—
Packaging and Containers	2,058,252	2,058,252	—	—
Pharmaceuticals	3,758,078	3,758,078	—	—
Retail	2,746,797	2,746,797	—	—
Software	31,692,231	31,692,231	—	—
Transportation	3,666,964	3,666,964	—	—

TOTAL COMMON STOCKS	132,094,435	127,875,896	4,218,539	—

SHORT-TERM INVESTMENTS	3,250,324	3,250,324	—	—

TOTAL INVESTMENTS	$135,344,759	$131,126,220	$4,218,539	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 87.1%
Aerospace & Defense — 3.4%
Curtiss-Wright Corp.	8,050	$1,134,165
Raytheon Co.	25,330	5,566,014

		6,700,179

Agriculture — 1.9%
Philip Morris International, Inc.	44,490	3,785,654

Airlines — 2.3%
Alaska Air Group, Inc.	34,362	2,328,025
Delta Air Lines, Inc.	13,140	768,427
Southwest Airlines Co.	25,710	1,387,826

		4,484,278

Auto Parts & Equipment — 1.5%
Altra Industrial Motion Corp.	45,942	1,663,560
BorgWarner, Inc.	31,730	1,376,447

		3,040,007

Banks — 10.1%
Citigroup, Inc.	63,976	5,111,043
JPMorgan Chase & Co.	52,285	7,288,529
Wells Fargo & Co.	138,200	7,435,160

		19,834,732

Biotechnology — 3.7%
Alexion Pharmaceuticals, Inc.*	27,490	2,973,044
Amgen, Inc.	10,700	2,579,449
Gilead Sciences, Inc.	25,640	1,666,087

		7,218,580

Chemicals — 0.4%
LyondellBasell Industries N.V., Class A	7,730	730,330

Commercial Services — 0.4%
Robert Half International, Inc.	12,750	805,163

Computers — 3.2%
Cognizant Technology Solutions Corp., Class A	37,070	2,299,082
Leidos Holdings, Inc.	22,000	2,153,580
MAXIMUS, Inc.	25,388	1,888,613

		6,341,275

Distribution & Wholesale — 0.6%
LKQ Corp.*	31,870	1,137,759

Diversified Financial Services — 2.1%
Capital One Financial Corp.	39,700	4,085,527

Electrical Components & Equipment — 0.8%
Hubbell, Inc.	5,160	762,751
Littelfuse, Inc.	3,900	746,070

		1,508,821

Electronics — 3.4%
Dolby Laboratories, Inc., Class A	46,996	3,233,325
Garmin Ltd.	16,450	1,604,862
Gentex Corp.	62,760	1,818,785

		6,656,972

	Number of Shares	Value†

Engineering & Construction — 0.9%
EMCOR Group, Inc.	19,520	$1,684,576

Healthcare Services — 3.5%
Anthem, Inc.	12,270	3,705,908
Quest Diagnostics, Inc.	29,060	3,103,317

		6,809,225

Home Builders — 1.1%
D.R. Horton, Inc.	39,610	2,089,427

Insurance — 8.9%
Aflac, Inc.	32,460	1,717,134
Berkshire Hathaway, Inc., Class B*	28,540	6,464,310
Fidelity National Financial, Inc.	67,244	3,049,515
Reinsurance Group of America, Inc.	16,180	2,638,311
The Allstate Corp.	31,570	3,550,047

		17,419,317

Internet — 1.5%
F5 Networks, Inc.*	21,440	2,994,096

Media — 4.3%
Comcast Corp., Class A	130,318	5,860,400
Discovery, Inc., Class A*	76,500	2,504,610

		8,365,010

Mining — 0.4%
BHP Group Ltd. ADR	14,490	792,748

Miscellaneous Manufacturing — 1.4%
Crane Co.	19,070	1,647,266
Hexcel Corp.	15,290	1,120,910

		2,768,176

Oil & Gas — 7.4%
Chevron Corp.	22,420	2,701,834
ConocoPhillips	43,680	2,840,511
Exxon Mobil Corp.	36,310	2,533,712
Murphy USA, Inc.*	13,110	1,533,870
Phillips 66	44,520	4,959,973

		14,569,900

Oil & Gas Services — 0.3%
Dril-Quip, Inc.*	14,780	693,330

Pharmaceuticals — 9.2%
Cigna Corp.	15,610	3,192,089
Pfizer, Inc.	223,687	8,764,057
Roche Holding AG ADR	151,360	6,154,297

		18,110,443

Real Estate — 2.5%
CBRE Group, Inc., Class A*	79,562	4,876,355

Retail — 4.4%
Advance Auto Parts, Inc.	15,000	2,402,400
Walmart, Inc.	52,580	6,248,607

		8,651,007

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 1.0%
Akamai Technologies, Inc.*	22,830	$1,972,055

Telecommunications — 5.3%
Cisco Systems, Inc.	48,280	2,315,509
Verizon Communications, Inc.	131,177	8,054,268

		10,369,777

Transportation — 1.2%
Kansas City Southern	9,970	1,527,005
Norfolk Southern Corp.	4,465	866,791

		2,393,796

TOTAL COMMON STOCKS (Cost $147,445,707)		170,888,515

REAL ESTATE INVESTMENT TRUSTS — 2.2%

Apartments — 0.7%
Mid-America Apartment Communities, Inc.	11,110	1,464,965

Strip Centers — 1.5%
Regency Centers Corp.	45,380	2,863,024

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,191,301)		4,327,989

SHORT-TERM INVESTMENTS — 10.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $21,279,812)	21,279,812	21,279,812

TOTAL INVESTMENTS — 100.2% (Cost $172,916,820)		196,496,316

Other Assets & Liabilities — (0.2)%		(388,386)

TOTAL NET ASSETS — 100.0%		$196,107,930

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

N.V. — Naamloze Vennootschap.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS	$170,888,515	$170,888,515	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,327,989	4,327,989	—	—
SHORT-TERM INVESTMENTS	21,279,812	21,279,812	—	—

TOTAL INVESTMENTS	$196,496,316	$196,496,316	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 95.0%
Aerospace & Defense — 0.5%
The Boeing Co.	2,945	$959,363

Agriculture — 1.1%
Altria Group, Inc.	41,493	2,070,916

Apparel — 0.5%
Ralph Lauren Corp.	9,000	1,054,980

Banks — 10.9%
Bank of America Corp.	185,171	6,521,722
KeyCorp.	107,770	2,181,265
Northern Trust Corp.	19,937	2,118,107
The Goldman Sachs Group, Inc.	14,257	3,278,112
The PNC Financial Services Group, Inc.	30,301	4,836,949
U.S. Bancorp	34,384	2,038,627

		20,974,782

Beverages — 2.7%
Constellation Brands, Inc., Class A	12,638	2,398,061
PepsiCo, Inc.	20,409	2,789,298

		5,187,359

Biotechnology — 1.2%
Gilead Sciences, Inc.	36,997	2,404,065

Chemicals — 1.2%
DuPont de Nemours, Inc.	35,027	2,248,733

Computers — 1.8%
Cognizant Technology Solutions Corp., Class A	56,890	3,528,318

Cosmetics & Personal Care — 2.7%
The Procter & Gamble Co.	42,280	5,280,772

Diversified Financial Services — 2.8%
American Express Co.	17,910	2,229,616
Raymond James Financial, Inc.	35,824	3,204,815

		5,434,431

Electric — 7.1%
CMS Energy Corp.	41,095	2,582,410
Edison International	49,267	3,715,225
NextEra Energy, Inc.	20,125	4,873,470
Sempra Energy	17,134	2,595,458

		13,766,563

Food — 2.2%
Mondelez International, Inc., Class A	77,698	4,279,606

Hand & Machine Tools — 1.2%
Stanley Black & Decker, Inc.	14,068	2,331,630

Healthcare Products — 4.6%
Abbott Laboratories	33,933	2,947,420
Baxter International, Inc.	28,941	2,420,047
Medtronic PLC	30,872	3,502,428

		8,869,895

Healthcare Services — 1.0%
Anthem, Inc.	6,417	1,938,126

	Number of Shares	Value†

Home Builders — 1.0%
D.R. Horton, Inc.	36,100	$1,904,275

Insurance — 8.3%
American International Group, Inc.	62,387	3,202,325
Berkshire Hathaway, Inc., Class B*	32,971	7,467,931
The Allstate Corp.	22,369	2,515,394
The Progressive Corp.	38,743	2,804,606

		15,990,256

Iron & Steel — 1.5%
Steel Dynamics, Inc.	82,786	2,818,035

Lodging — 0.8%
Marriott International, Inc., Class A	10,668	1,615,455

Machinery — Diversified — 1.4%
Gardner Denver Holdings, Inc.*	71,873	2,636,302

Media — 4.1%
Fox Corp., Class A	43,259	1,603,611
The Walt Disney Co.	43,411	6,278,533

		7,882,144

Miscellaneous Manufacturing — 5.2%
A.O. Smith Corp.	25,974	1,237,401
Eaton Corp. PLC	32,532	3,081,431
Hexcel Corp.	24,824	1,819,848
Parker-Hannifin Corp.	11,320	2,329,882
Textron, Inc.	34,536	1,540,306

		10,008,868

Oil & Gas — 7.4%
ConocoPhillips	53,146	3,456,084
EOG Resources, Inc.	25,870	2,166,871
Exxon Mobil Corp.	73,583	5,134,622
Phillips 66	22,565	2,513,967
Pioneer Natural Resources Co.	6,812	1,031,132

		14,302,676

Oil & Gas Services — 1.0%
Schlumberger Ltd.	46,738	1,878,868

Packaging and Containers — 1.0%
Packaging Corp. of America	17,787	1,991,966

Pharmaceuticals — 8.3%
Bristol-Myers Squibb Co.	58,515	3,756,078
GlaxoSmithKline PLC ADR	62,476	2,935,747
Johnson & Johnson	28,664	4,181,218
Merck & Co., Inc.	23,730	2,158,243
Sanofi ADR	58,124	2,917,825

		15,949,111

Retail — 4.1%
Best Buy Co., Inc.	28,065	2,464,107
Lowe’s Cos., Inc.	20,693	2,478,194
The TJX Cos., Inc.	33,927	2,071,583
Tractor Supply Co.	10,712	1,000,929

		8,014,813

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — 0.7%
Sterling Bancorp	61,738	$1,301,437

Semiconductors — 1.0%
NXP Semiconductors N.V.	7,809	993,773
QUALCOMM, Inc.	10,678	942,120

		1,935,893

Shipbuilding — 1.1%
Huntington Ingalls Industries, Inc.	8,268	2,074,276

Software — 1.8%
Fidelity National Information Services, Inc.	24,999	3,477,111

Telecommunications — 4.8%
Cisco Systems, Inc.	21,738	1,042,555
Verizon Communications, Inc.	132,901	8,160,121

		9,202,676

TOTAL COMMON STOCKS (Cost $159,666,594)		183,313,701

REAL ESTATE INVESTMENT TRUSTS — 5.0%

Apartments — 2.4%
AvalonBay Communities, Inc.	15,421	3,233,784
Mid-America Apartment Communities, Inc.	11,184	1,474,722

		4,708,506

Office Property — 1.1%
Cousins Properties, Inc.	48,772	2,009,407

Storage & Warehousing — 1.5%
CubeSmart	91,421	2,877,933

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,751,337)		9,595,846

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $352,331)	352,331	352,331

TOTAL INVESTMENTS — 100.2% (Cost $168,770,262)		193,261,878

Other Assets & Liabilities — (0.2)%		(303,060)

TOTAL NET ASSETS — 100.0%		$192,958,818

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

PLC — Public Limited Company.

N.V. — Naamloze Vennootschap.

Country Weightings as of 12/31/2019††
United States	95%
Ireland	2
France	1
Netherlands	1
United Kingdom	1

Total	100%

††	% of total investments as of December 31, 2019.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS	$183,313,701	$183,313,701	$—	$—
REAL ESTATE INVESTMENT TRUSTS	9,595,846	9,595,846	—	—
SHORT-TERM INVESTMENTS	352,331	352,331	—	—

TOTAL INVESTMENTS	$193,261,878	$193,261,878	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 95.5%
Advertising — 0.1%
Omnicom Group, Inc.	4,012	$325,052
The Interpublic Group of Cos., Inc.	6,992	161,515

		486,567

Aerospace & Defense — 2.3%
Arconic, Inc.	7,378	227,021
General Dynamics Corp.	4,290	756,541
L3Harris Technologies, Inc.	4,086	808,497
Lockheed Martin Corp.	4,486	1,746,759
Northrop Grumman Corp.	2,829	973,091
Raytheon Co.	5,070	1,114,082
The Boeing Co.	9,676	3,152,054
TransDigm Group, Inc.	884	495,040
United Technologies Corp.	14,656	2,194,882

		11,467,967

Agriculture — 0.9%
Altria Group, Inc.	33,709	1,682,416
Archer-Daniels-Midland Co.	9,872	457,567
Philip Morris International, Inc.	28,120	2,392,731

		4,532,714

Airlines — 0.4%
Alaska Air Group, Inc.	2,219	150,337
American Airlines Group, Inc.	7,392	212,003
Delta Air Lines, Inc.	10,661	623,455
Southwest Airlines Co.	8,885	479,612
United Airlines Holdings, Inc.*	4,039	355,796

		1,821,203

Apparel — 0.7%
Capri Holdings Ltd.*	2,728	104,073
Hanesbrands, Inc.	6,506	96,614
NIKE, Inc., Class B	22,616	2,291,227
PVH Corp.	1,321	138,903
Ralph Lauren Corp.	856	100,340
Tapestry, Inc.	5,367	144,748
Under Armour, Inc., Class A*	3,386	73,138
Under Armour, Inc., Class C*	3,927	75,320
VF Corp.	5,816	579,623

		3,603,986

Auto Manufacturers — 0.5%
Cummins, Inc.	2,758	493,572
Ford Motor Co.	70,070	651,651
General Motors Co.	22,537	824,854
PACCAR, Inc.	6,170	488,047

		2,458,124

Auto Parts & Equipment — 0.1%
Aptiv PLC	4,538	430,974
BorgWarner, Inc.	3,814	165,451

		596,425

Banks — 6.4%
Bank of America Corp.	147,179	5,183,644
Citigroup, Inc.	39,691	3,170,914
Citizens Financial Group, Inc.	7,856	319,032
Comerica, Inc.	2,778	199,322

	Number of Shares	Value†

Banks — (continued)
Fifth Third Bancorp	13,544	$416,343
First Republic Bank	3,000	352,350
Huntington Bancshares, Inc.	18,896	284,952
JPMorgan Chase & Co.	57,022	7,948,867
KeyCorp.	17,689	358,025
M&T Bank Corp.	2,446	415,208
Morgan Stanley	22,606	1,155,619
Northern Trust Corp.	3,915	415,930
Regions Financial Corp.	18,552	318,352
State Street Corp.	6,636	524,908
SVB Financial Group*	909	228,195
The Bank of New York Mellon Corp.	15,376	773,874
The Goldman Sachs Group, Inc.	5,830	1,340,492
The PNC Financial Services Group, Inc.	8,019	1,280,073
Truist Financial Corp.	24,119	1,358,382
U.S. Bancorp	25,865	1,533,536
Wells Fargo & Co.	69,970	3,764,386
Zions Bancorp NA	3,433	178,241

		31,520,645

Beverages — 1.8%
Brown-Forman Corp., Class B	3,179	214,900
Constellation Brands, Inc., Class A	3,077	583,861
Molson Coors Brewing Co., Class B	3,554	191,561
Monster Beverage Corp.*	7,084	450,188
PepsiCo, Inc.	25,303	3,458,161
The Coca-Cola Co.	69,661	3,855,736

		8,754,407

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc.*	4,108	444,280
Amgen, Inc.	10,843	2,613,922
Biogen, Inc.*	3,316	983,957
Corteva, Inc.	13,825	408,667
Gilead Sciences, Inc.	22,842	1,484,273
Illumina, Inc.*	2,638	875,130
Incyte Corp.*	3,306	288,680
Regeneron Pharmaceuticals, Inc.*	1,424	534,683
Vertex Pharmaceuticals, Inc.*	4,622	1,011,987

		8,645,579

Building Materials — 0.3%
Fortune Brands Home & Security, Inc.	2,502	163,481
Johnson Controls International PLC	14,571	593,185
Martin Marietta Materials, Inc.	1,135	317,391
Masco Corp.	5,036	241,678
Vulcan Materials Co.	2,473	356,087

		1,671,822

Chemicals — 1.8%
Air Products & Chemicals, Inc.	3,959	930,325
Albemarle Corp.	1,944	141,990
Celanese Corp.	2,300	283,176
CF Industries Holdings, Inc.	3,956	188,860
Dow, Inc.	13,640	746,517
DuPont de Nemours, Inc.	13,325	855,465
Eastman Chemical Co.	2,620	207,661
Ecolab, Inc.	4,482	864,981

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
FMC Corp.	2,302	$229,786
International Flavors & Fragrances, Inc.	1,846	238,171
Linde PLC	9,736	2,072,794
LyondellBasell Industries N.V., Class A	4,721	446,040
PPG Industries, Inc.	4,214	562,527
The Mosaic Co.	6,834	147,888
The Sherwin-Williams Co.	1,470	857,804

		8,773,985

Commercial Services — 2.0%
Automatic Data Processing, Inc.	7,819	1,333,139
Cintas Corp.	1,514	407,387
Equifax, Inc.	2,264	317,232
FleetCor Technologies, Inc.*	1,539	442,801
Gartner, Inc.*	1,667	256,885
Global Payments, Inc.	5,413	988,197
H&R Block, Inc.	3,482	81,757
IHS Markit Ltd.*	7,148	538,602
MarketAxess Holdings, Inc.	700	265,377
Moody’s Corp.	2,981	707,719
Nielsen Holdings PLC	6,921	140,496
PayPal Holdings, Inc.*	21,263	2,300,019
Quanta Services, Inc.	2,677	108,981
Robert Half International, Inc.	2,079	131,289
Rollins, Inc.	2,300	76,268
S&P Global, Inc.	4,496	1,227,633
United Rentals, Inc.*	1,356	226,140
Verisk Analytics, Inc.	3,031	452,650

		10,002,572

Computers — 6.1%
Accenture PLC, Class A	11,515	2,424,714
Apple, Inc.	75,933	22,297,725
Cognizant Technology Solutions Corp., Class A	10,180	631,364
DXC Technology Co.	5,058	190,130
Fortinet, Inc.*	2,500	266,900
Hewlett Packard Enterprise Co.	23,895	378,975
HP, Inc.	27,068	556,247
International Business Machines Corp.	16,007	2,145,578
Leidos Holdings, Inc.	2,400	234,936
NetApp, Inc.	4,268	265,683
Seagate Technology PLC	4,306	256,207
Western Digital Corp.	5,482	347,943

		29,996,402

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	15,646	1,077,071
Coty, Inc., Class A	5,413	60,896
The Estee Lauder Cos., Inc., Class A	4,019	830,084
The Procter & Gamble Co.	45,338	5,662,716

		7,630,767

Distribution & Wholesale — 0.2%
Copart, Inc.*	3,700	336,478
Fastenal Co.	10,581	390,968
LKQ Corp.*	5,796	206,917

	Number of Shares	Value†

Distribution & Wholesale — (continued)
W.W. Grainger, Inc.	837	$283,341

		1,217,704

Diversified Financial Services — 4.2%
Alliance Data Systems Corp.	672	75,398
American Express Co.	12,242	1,524,007
Ameriprise Financial, Inc.	2,382	396,794
BlackRock, Inc.	2,113	1,062,205
Capital One Financial Corp.	8,441	868,663
Cboe Global Markets, Inc.	1,941	232,920
CME Group, Inc.	6,453	1,295,246
Discover Financial Services	5,803	492,210
E*TRADE Financial Corp.	4,325	196,225
Franklin Resources, Inc.	5,190	134,836
Intercontinental Exchange, Inc.	10,210	944,936
Invesco Ltd.	7,349	132,135
Mastercard, Inc., Class A	16,169	4,827,902
Nasdaq, Inc.	2,199	235,513
Raymond James Financial, Inc.	2,349	210,142
Synchrony Financial	11,112	400,143
T. Rowe Price Group, Inc.	4,299	523,790
The Charles Schwab Corp.	20,921	995,003
The Western Union Co.	7,491	200,609
Visa, Inc., Class A	31,288	5,879,015

		20,627,692

Electric — 3.1%
AES Corp.	11,680	232,432
Alliant Energy Corp.	4,403	240,932
Ameren Corp.	4,333	332,774
American Electric Power Co., Inc.	8,857	837,075
CenterPoint Energy, Inc.	9,144	249,357
CMS Energy Corp.	5,163	324,443
Consolidated Edison, Inc.	6,116	553,315
Dominion Energy, Inc.	14,934	1,236,834
DTE Energy Co.	3,368	437,402
Duke Energy Corp.	13,114	1,196,128
Edison International	6,120	461,509
Entergy Corp.	3,563	426,847
Evergy, Inc.	4,271	277,999
Eversource Energy	5,991	509,654
Exelon Corp.	17,383	792,491
FirstEnergy Corp.	9,503	461,846
NextEra Energy, Inc.	8,829	2,138,031
NRG Energy, Inc.	4,833	192,112
Pinnacle West Capital Corp.	2,115	190,202
PPL Corp.	12,828	460,269
Public Service Enterprise Group, Inc.	9,291	548,634
Sempra Energy	4,918	744,979
The Southern Co.	18,816	1,198,579
WEC Energy Group, Inc.	5,802	535,118
Xcel Energy, Inc.	9,361	594,330

		15,173,292

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	4,048	403,748

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — (continued)
Emerson Electric Co.	11,012	$839,775

		1,243,523

Electronics — 1.3%
Agilent Technologies, Inc.	5,678	484,390
Allegion PLC	1,732	215,703
Amphenol Corp., Class A	5,441	588,880
FLIR Systems, Inc.	2,637	137,309
Fortive Corp.	5,382	411,131
Garmin Ltd.	2,709	264,290
Honeywell International, Inc.	13,004	2,301,708
Keysight Technologies, Inc.*	3,500	359,205
Mettler-Toledo International, Inc.*	450	356,976
PerkinElmer, Inc.	2,050	199,055
TE Connectivity Ltd.	6,148	589,224
Waters Corp.*	1,218	284,586

		6,192,457

Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc.	2,048	183,972

Entertainment — 0.0%
Live Nation Entertainment, Inc.*	2,600	185,822

Environmental Control — 0.3%
Pentair PLC	2,783	127,656
Republic Services, Inc.	3,852	345,255
Waste Management, Inc.	6,997	797,378

		1,270,289

Food — 1.3%
Campbell Soup Co.	2,950	145,789
Conagra Brands, Inc.	8,836	302,545
General Mills, Inc.	11,112	595,159
Hormel Foods Corp.	5,195	234,346
Kellogg Co.	4,499	311,151
Lamb Weston Holdings, Inc.	2,600	223,678
McCormick & Co., Inc.	2,276	386,305
Mondelez International, Inc., Class A	25,990	1,431,529
Sysco Corp.	9,409	804,846
The Hershey Co.	2,607	383,177
The J.M. Smucker Co.	2,060	214,508
The Kraft Heinz Co.	10,971	352,498
The Kroger Co.	14,630	424,124
Tyson Foods, Inc., Class A	5,380	489,795

		6,299,450

Forest Products & Paper — 0.1%
International Paper Co.	7,018	323,179

Gas — 0.1%
Atmos Energy Corp.	2,100	234,906
NiSource, Inc.	6,920	192,653

		427,559

Hand & Machine Tools — 0.1%
Snap-on, Inc.	994	168,384

	Number of Shares	Value†

Hand & Machine Tools — (continued)
Stanley Black & Decker, Inc.	2,733	$452,967

		621,351

Healthcare Products — 3.7%
Abbott Laboratories	31,962	2,776,219
ABIOMED, Inc.*	833	142,102
Align Technology, Inc.*	1,301	363,031
Baxter International, Inc.	9,366	783,185
Boston Scientific Corp.*	25,356	1,146,598
Danaher Corp.	11,521	1,768,243
DENTSPLY SIRONA, Inc.	4,008	226,813
Edwards Lifesciences Corp.*	3,735	871,338
Henry Schein, Inc.*	2,784	185,749
Hologic, Inc.*	5,002	261,154
IDEXX Laboratories, Inc.*	1,580	412,585
Intuitive Surgical, Inc.*	2,075	1,226,636
Medtronic PLC	24,263	2,752,637
ResMed, Inc.	2,543	394,089
STERIS PLC	1,500	228,630
Stryker Corp.	5,776	1,212,614
Teleflex, Inc.	800	301,152
The Cooper Cos., Inc.	867	278,558
Thermo Fisher Scientific, Inc.	7,237	2,351,084
Varian Medical Systems, Inc.*	1,581	224,518
Zimmer Biomet Holdings, Inc.	3,769	564,144

		18,471,079

Healthcare Services — 2.1%
Anthem, Inc.	4,610	1,392,358
Centene Corp.*	7,435	467,438
DaVita, Inc.*	1,536	115,246
HCA Healthcare, Inc.	4,894	723,382
Humana, Inc.	2,424	888,445
IQVIA Holdings, Inc.*	3,242	500,921
Laboratory Corp. of America Holdings*	1,818	307,551
Quest Diagnostics, Inc.	2,441	260,674
UnitedHealth Group, Inc.	17,165	5,046,167
Universal Health Services, Inc., Class B	1,475	211,604
WellCare Health Plans, Inc.*	900	297,189

		10,210,975

Home Builders — 0.2%
D.R. Horton, Inc.	6,006	316,816
Lennar Corp., Class A	5,261	293,511
NVR, Inc.*	60	228,505
PulteGroup, Inc.	4,642	180,110

		1,018,942

Home Furnishings — 0.1%
Leggett & Platt, Inc.	2,436	123,822
Whirlpool Corp.	1,130	166,709

		290,531

Household Products & Wares — 0.4%
Avery Dennison Corp.	1,601	209,443
Church & Dwight Co., Inc.	4,518	317,796
Kimberly-Clark Corp.	6,164	847,858

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — (continued)
The Clorox Co.	2,302	$353,449

		1,728,546

Housewares — 0.0%
Newell Brands, Inc.	6,989	134,329

Insurance — 3.9%
Aflac, Inc.	13,591	718,964
American International Group, Inc.	15,838	812,965
Aon PLC	4,233	881,692
Arthur J. Gallagher & Co.	3,269	311,307
Assurant, Inc.	1,127	147,727
Berkshire Hathaway, Inc., Class B*	35,541	8,050,036
Chubb Ltd.	8,208	1,277,657
Cincinnati Financial Corp.	2,844	299,047
Everest Re Group Ltd.	725	200,709
Globe Life, Inc.	1,873	197,133
Lincoln National Corp.	3,830	226,008
Loews Corp.	4,951	259,878
Marsh & McLennan Cos., Inc.	9,101	1,013,942
MetLife, Inc.	14,584	743,346
Principal Financial Group, Inc.	4,871	267,905
Prudential Financial, Inc.	7,397	693,395
The Allstate Corp.	6,055	680,885
The Hartford Financial Services Group, Inc.	6,628	402,784
The Progressive Corp.	10,458	757,055
The Travelers Cos., Inc.	4,779	654,484
Unum Group	4,002	116,698
W. R. Berkley Corp.	2,600	179,660
Willis Towers Watson PLC	2,355	475,569

		19,368,846

Internet — 8.9%
Alphabet, Inc., Class A*	5,428	7,270,209
Alphabet, Inc., Class C*	5,434	7,265,367
Amazon.com, Inc.*	7,571	13,989,997
Booking Holdings, Inc.*	767	1,575,211
CDW Corp.	2,700	385,668
eBay, Inc.	14,511	523,992
Expedia Group, Inc.	2,623	283,651
F5 Networks, Inc.*	1,163	162,413
Facebook, Inc., Class A*	43,610	8,950,952
Netflix, Inc.*	7,916	2,561,380
Nortonlifelock, Inc.	10,216	260,712
Twitter, Inc.*	13,731	440,079
VeriSign, Inc.*	1,897	365,514

		44,035,145

Iron & Steel — 0.1%
Nucor Corp.	5,697	320,627

Leisure Time — 0.2%
Carnival Corp.	7,299	371,008
Harley-Davidson, Inc.	2,878	107,033
Norwegian Cruise Line Holdings Ltd.*	3,788	221,257
Royal Caribbean Cruises Ltd.	3,128	417,619

		1,116,917

	Number of Shares	Value†

Lodging — 0.5%
Hilton Worldwide Holdings, Inc.	5,114	$567,193
Las Vegas Sands Corp.	6,300	434,952
Marriott International, Inc., Class A	5,023	760,633
MGM Resorts International	9,411	313,104
Wynn Resorts Ltd.	1,824	253,299

		2,329,181

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	10,122	1,494,817

Machinery — Diversified — 0.7%
Deere & Co.	5,742	994,859
Dover Corp.	2,703	311,548
Flowserve Corp.	2,355	117,208
IDEX Corp.	1,400	240,800
Rockwell Automation, Inc.	2,127	431,079
Roper Technologies, Inc.	1,915	678,351
Westinghouse Air Brake Technologies Corp.	2,994	232,933
Xylem, Inc.	3,356	264,419

		3,271,197

Media — 2.3%
Charter Communications, Inc., Class A*	2,914	1,413,523
Comcast Corp., Class A	82,090	3,691,587
Discovery, Inc., Class A*	2,889	94,586
Discovery, Inc., Class C*	6,249	190,532
DISH Network Corp., Class A*	4,587	162,701
Fox Corp., Class A	6,568	243,476
Fox Corp., Class B	3,120	113,568
News Corp., Class A	7,615	107,676
News Corp., Class B	2,500	36,275
The Walt Disney Co.	32,627	4,718,843
ViacomCBS, Inc., Class B	9,814	411,894

		11,184,661

Mining — 0.2%
Freeport-McMoRan, Inc.	25,830	338,890
Newmont Goldcorp Corp.	15,065	654,574

		993,464

Miscellaneous Manufacturing — 1.3%
3M Co.	10,361	1,827,887
A.O. Smith Corp.	2,467	117,528
Eaton Corp. PLC	7,626	722,335
General Electric Co.	157,177	1,754,095
Illinois Tool Works, Inc.	5,288	949,883
Ingersoll-Rand PLC	4,363	579,930
Parker-Hannifin Corp.	2,279	469,064
Textron, Inc.	4,198	187,231

		6,607,953

Office & Business Equipment — 0.1%
Xerox Holdings Corp.	3,386	124,842
Zebra Technologies Corp., Class A*	1,000	255,440

		380,282

Oil & Gas — 3.5%
Apache Corp.	7,042	180,205
Cabot Oil & Gas Corp.	7,932	138,096

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Chevron Corp.	34,372	$4,142,170
Cimarex Energy Co.	1,861	97,684
Concho Resources, Inc.	3,754	328,738
ConocoPhillips	20,225	1,315,232
Devon Energy Corp.	7,598	197,320
Diamondback Energy, Inc.	2,900	269,294
EOG Resources, Inc.	10,403	871,355
Exxon Mobil Corp.	76,647	5,348,428
Helmerich & Payne, Inc.	1,976	89,770
Hess Corp.	4,866	325,097
HollyFrontier Corp.	2,881	146,095
Marathon Oil Corp.	13,811	187,553
Marathon Petroleum Corp.	12,091	728,483
Noble Energy, Inc.	8,864	220,182
Occidental Petroleum Corp.	15,996	659,195
Phillips 66	8,058	897,742
Pioneer Natural Resources Co.	3,007	455,169
Valero Energy Corp.	7,621	713,707

		17,311,515

Oil & Gas Services — 0.4%
Baker Hughes Co.	10,034	257,171
Halliburton Co.	16,069	393,208
National Oilwell Varco, Inc.	7,110	178,106
Schlumberger Ltd.	24,843	998,689
TechnipFMC PLC	7,506	160,929

		1,988,103

Packaging and Containers — 0.2%
Amcor PLC	29,432	319,043
Ball Corp.	6,094	394,099
Packaging Corp. of America	1,747	195,647
Sealed Air Corp.	2,786	110,966
Westrock Co.	4,496	192,923

		1,212,678

Pharmaceuticals — 6.1%
AbbVie, Inc.	26,723	2,366,055
Allergan PLC	5,902	1,128,285
AmerisourceBergen Corp.	2,645	224,878
Becton Dickinson & Co.	4,862	1,322,318
Bristol-Myers Squibb Co.	42,379	2,720,308
Cardinal Health, Inc.	5,305	268,327
Cigna Corp.	6,894	1,409,754
CVS Health Corp.	23,477	1,744,106
Eli Lilly & Co.	15,337	2,015,742
Johnson & Johnson	47,825	6,976,233
McKesson Corp.	3,371	466,277
Merck & Co., Inc.	46,354	4,215,896
Mylan N.V.*	9,842	197,824
Perrigo Co. PLC	2,383	123,106
Pfizer, Inc.	100,130	3,923,093
Zoetis, Inc.	8,690	1,150,122

		30,252,324

Pipelines — 0.4%
Kinder Morgan, Inc.	35,830	758,521
ONEOK, Inc.	7,469	565,179

	Number of Shares	Value†

Pipelines — (continued)
The Williams Cos., Inc.	22,402	$531,376

		1,855,076

Real Estate — 0.1%
CBRE Group, Inc., Class A*	5,684	348,372

Retail — 5.2%
Advance Auto Parts, Inc.	1,336	213,974
AutoZone, Inc.*	437	520,603
Best Buy Co., Inc.	4,086	358,751
CarMax, Inc.*	3,005	263,448
Chipotle Mexican Grill, Inc.*	468	391,768
Costco Wholesale Corp.	7,949	2,336,370
Darden Restaurants, Inc.	2,303	251,050
Dollar General Corp.	4,594	716,572
Dollar Tree, Inc.*	4,358	409,870
Genuine Parts Co.	2,554	271,312
Kohl’s Corp.	3,093	157,588
L Brands, Inc.	4,435	80,362
Lowe’s Cos., Inc.	13,895	1,664,065
Macy’s, Inc.	5,639	95,863
McDonald’s Corp.	13,733	2,713,778
Nordstrom, Inc.	1,856	75,966
O’Reilly Automotive, Inc.*	1,407	616,632
Ross Stores, Inc.	6,698	779,781
Starbucks Corp.	21,610	1,899,951
Target Corp.	9,197	1,179,147
The Gap, Inc.	4,382	77,474
The Home Depot, Inc.	19,831	4,330,694
The TJX Cos., Inc.	21,780	1,329,887
Tiffany & Co.	1,927	257,544
Tractor Supply Co.	2,160	201,830
Ulta Beauty, Inc.*	1,059	268,075
Walgreens Boots Alliance, Inc.	13,941	821,961
Walmart, Inc.	25,729	3,057,634
Yum! Brands, Inc.	5,578	561,872

		25,903,822

Savings & Loans — 0.0%
People’s United Financial, Inc.	7,929	134,000

Semiconductors — 4.2%
Advanced Micro Devices, Inc.*	19,718	904,268
Analog Devices, Inc.	6,620	786,721
Applied Materials, Inc.	16,602	1,013,386
Broadcom, Inc.	7,194	2,273,448
Intel Corp.	79,084	4,733,177
IPG Photonics Corp.*	667	96,662
KLA Corp.	2,832	504,577
Lam Research Corp.	2,582	754,977
Maxim Integrated Products, Inc.	5,100	313,701
Microchip Technology, Inc.	4,343	454,799
Micron Technology, Inc.*	19,832	1,066,565
NVIDIA Corp.	11,009	2,590,418
Qorvo, Inc.*	2,141	248,848
QUALCOMM, Inc.	20,611	1,818,509
Skyworks Solutions, Inc.	3,064	370,376

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Texas Instruments, Inc.	16,863	$2,163,354
Xilinx, Inc.	4,612	450,915

		20,544,701

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	741	185,902

Software — 8.1%
Activision Blizzard, Inc.	13,744	816,669
Adobe, Inc.*	8,779	2,895,402
Akamai Technologies, Inc.*	3,053	263,718
ANSYS, Inc.*	1,561	401,817
Autodesk, Inc.*	3,924	719,897
Broadridge Financial Solutions, Inc.	2,082	257,210
Cadence Design Systems, Inc.*	4,930	341,945
Cerner Corp.	5,836	428,304
Citrix Systems, Inc.	2,150	238,435
Electronic Arts, Inc.*	5,389	579,371
Fidelity National Information Services, Inc.	11,063	1,538,753
Fiserv, Inc.*	10,399	1,202,436
Intuit, Inc.	4,683	1,226,618
Jack Henry & Associates, Inc.	1,400	203,938
Microsoft Corp.	138,693	21,871,886
MSCI, Inc.	1,548	399,663
Oracle Corp.	39,787	2,107,915
Paychex, Inc.	5,905	502,279
salesforce.com, Inc.*	15,857	2,578,983
ServiceNow, Inc.*	3,400	959,888
Synopsys, Inc.*	2,650	368,880
Take-Two Interactive Software, Inc.*	2,094	256,369

		40,160,376

Telecommunications — 3.1%
Arista Networks, Inc.*	1,000	203,400
AT&T, Inc.	132,350	5,172,238
CenturyLink, Inc.	17,313	228,705
Cisco Systems, Inc.	76,833	3,684,911
Corning, Inc.	13,848	403,115
Juniper Networks, Inc.	6,771	166,770
Motorola Solutions, Inc.	3,041	490,027
T-Mobile US, Inc.*	5,800	454,836
Verizon Communications, Inc.	74,899	4,598,798

		15,402,800

Textiles — 0.0%
Mohawk Industries, Inc.*	1,128	153,837

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,209	233,292

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	2,589	202,460
CSX Corp.	14,358	1,038,945
Expeditors International of Washington, Inc.	3,212	250,600
FedEx Corp.	4,419	668,197
J.B. Hunt Transport Services, Inc.	1,592	185,914
Kansas City Southern	1,876	287,328
Norfolk Southern Corp.	4,834	938,424

	Number of Shares	Value†

Transportation — (continued)
Old Dominion Freight Line, Inc.	1,200	$227,736
Union Pacific Corp.	12,733	2,301,999
United Parcel Service, Inc., Class B	12,594	1,474,254

		7,575,857

Water — 0.1%
American Water Works Co., Inc.	3,199	392,997

TOTAL COMMON STOCKS (Cost $199,857,774)		472,342,599

REAL ESTATE INVESTMENT TRUSTS — 2.8%
Apartments — 0.4%
Apartment Investment & Management Co., Class A	2,663	137,544
AvalonBay Communities, Inc.	2,566	538,090
Equity Residential	6,409	518,616
Essex Property Trust, Inc.	1,160	348,998
Mid-America Apartment Communities, Inc.	2,116	279,016
UDR, Inc.	5,105	238,403

		2,060,667

Building & Real Estate — 0.1%
Realty Income Corp.	5,734	422,195

Commercial Services — 0.0%
Iron Mountain, Inc.	5,224	166,489

Diversified — 0.9%
American Tower Corp.	7,971	1,831,895
Crown Castle International Corp.	7,473	1,062,287
Digital Realty Trust, Inc.	3,833	458,963
Duke Realty Corp.	6,867	238,079
SBA Communications Corp.	2,090	503,669
Weyerhaeuser Co.	13,648	412,170

		4,507,063

Healthcare — 0.3%
Healthpeak Properties, Inc.	9,163	315,849
Ventas, Inc.	6,860	396,096
Welltower, Inc.	7,426	607,298

		1,319,243

Hotels & Resorts — 0.0%
Host Hotels & Resorts, Inc.	12,690	235,400

Industrial — 0.2%
Prologis, Inc.	11,349	1,011,650

Office Property — 0.2%
Alexandria Real Estate Equities, Inc.	2,110	340,934
Boston Properties, Inc.	2,616	360,642
SL Green Realty Corp.	1,608	147,743
Vornado Realty Trust	2,813	187,064

		1,036,383

Regional Malls — 0.2%
Simon Property Group, Inc.	5,526	823,153

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,412	$254,756
Public Storage	2,766	589,047

		843,803

Strip Centers — 0.1%
Federal Realty Investment Trust	1,233	158,724
Kimco Realty Corp.	8,160	168,994
Regency Centers Corp.	3,024	190,784

		518,502

Telecommunications — 0.2%
Equinix, Inc.	1,522	888,391

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,241,053)		13,832,939

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $10,062,547)	10,062,547	10,062,547

TOTAL INVESTMENTS — 100.3% (Cost $218,161,374)		496,238,085

Other Assets & Liabilities — (0.3)%		(1,698,471)

TOTAL NET ASSETS — 100.0%		$494,539,614

†	See Security Valuation Note.
*	Non-income producing security.

NA — National Association.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS	$472,342,599	$472,342,599	$—	$—
REAL ESTATE INVESTMENT TRUSTS	13,832,939	13,832,939	—	—
SHORT-TERM INVESTMENTS	10,062,547	10,062,547	—	—

TOTAL INVESTMENTS	$496,238,085	$496,238,085	$—	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$147,053	$147,053

TOTAL ASSETS - OTHER FINANCIAL INSTRUMENTS	$147,053	$147,053	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	E-Mini S&P 500 Index	3/20/2020	69	50	$3,231	$11,147,295	$147,053	$—

Total							$147,053	$—

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Aerospace & Defense — 1.6%
L3Harris Technologies, Inc.	11,658	$2,306,769

Apparel — 1.2%
Burberry Group PLC	62,131	1,813,965

Auto Parts & Equipment — 1.7%
BorgWarner, Inc.	59,044	2,561,329

Banks — 3.3%
First Republic Bank	23,992	2,817,860
SVB Financial Group*	8,215	2,062,294

		4,880,154

Biotechnology — 1.7%
10X Genomics, Inc., Class A*	2,518	191,997
Seattle Genetics, Inc.*	20,492	2,341,416

		2,533,413

Building Materials — 1.3%
Trex Co., Inc.*	22,047	1,981,584

Chemicals — 3.2%
Axalta Coating Systems Ltd.*	81,562	2,479,485
RPM International, Inc.	30,227	2,320,224

		4,799,709

Commercial Services — 10.3%
CoStar Group, Inc.*	8,637	5,167,517
MarketAxess Holdings, Inc.	9,910	3,756,980
Square, Inc., Class A*	42,068	2,631,774
TransUnion	43,156	3,694,585

		15,250,856

Distribution & Wholesale — 2.3%
Fastenal Co.	92,191	3,406,457

Diversified Financial Services — 0.6%
Cboe Global Markets, Inc.	8,043	965,160

Electrical Components & Equipment — 2.0%
Novanta, Inc.*	9,295	822,050
Universal Display Corp.	10,112	2,083,780

		2,905,830

Electronics — 4.6%
Agilent Technologies, Inc.	21,318	1,818,638
Coherent, Inc.*	9,116	1,516,447
II-VI, Inc.*	6,173	207,845
Keysight Technologies, Inc.*	32,329	3,317,925

		6,860,855

Food — 1.5%
The Hershey Co.	15,146	2,226,159

Food Service — 0.9%
Grubhub, Inc.*	28,021	1,362,941

Healthcare Products — 6.3%
ABIOMED, Inc.*	9,642	1,644,829
Bio-Techne Corp.	4,045	887,918
Edwards Lifesciences Corp.*	13,027	3,039,069
Glaukos Corp.*	23,910	1,302,378

	Number of Shares	Value†

Healthcare Products — (continued)
Intuitive Surgical, Inc.*	4,310	$2,547,856

		9,422,050

Healthcare Services — 2.0%
Laboratory Corp. of America Holdings*	11,603	1,962,880
Teladoc Health, Inc.*	11,468	960,101

		2,922,981

Household Products & Wares — 1.3%
The Scotts Miracle-Gro Co.	17,966	1,907,630

Internet — 4.5%
MercadoLibre, Inc.*	4,108	2,349,529
Palo Alto Networks, Inc.*	10,235	2,366,844
Twitter, Inc.*	46,214	1,481,159
VeriSign, Inc.*	2,493	480,351

		6,677,883

Machinery — Diversified — 4.6%
Gardner Denver Holdings, Inc.*	45,344	1,663,218
IDEX Corp.	15,345	2,639,340
The Middleby Corp.*	22,509	2,465,186

		6,767,744

Miscellaneous Manufacturing — 1.6%
A.O. Smith Corp.	49,584	2,362,182

Pharmaceuticals — 3.5%
DexCom, Inc.*	14,309	3,129,950
Zoetis, Inc.	15,765	2,086,498

		5,216,448

Retail — 12.8%
Chipotle Mexican Grill, Inc.*	4,995	4,181,364
Dunkin’ Brands Group, Inc.	30,549	2,307,671
Lululemon Athletica, Inc.*	9,413	2,180,710
National Vision Holdings, Inc.*	42,674	1,383,918
Nordstrom, Inc.	25,375	1,038,599
O’Reilly Automotive, Inc.*	4,529	1,984,880
Tractor Supply Co.	38,056	3,555,953
Ulta Beauty, Inc.*	9,660	2,445,332

		19,078,427

Semiconductors — 10.1%
Advanced Micro Devices, Inc.*	59,247	2,717,067
Maxim Integrated Products, Inc.	43,801	2,694,200
Microchip Technology, Inc.	28,254	2,958,759
Monolithic Power Systems, Inc.	16,301	2,901,904
Teradyne, Inc.	54,199	3,695,830

		14,967,760

Software — 12.0%
Cerner Corp.	40,824	2,996,073
DocuSign, Inc.*	25,404	1,882,691
Electronic Arts, Inc.*	42,010	4,516,495
Guidewire Software, Inc.*	27,182	2,983,768
ServiceNow, Inc.*	6,047	1,707,189
Twilio, Inc., Class A*	16,156	1,587,812

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Tyler Technologies, Inc.*	7,465	$2,239,649

		17,913,677

Telecommunications — 1.3%
Arista Networks, Inc.*	9,869	2,007,355

TOTAL COMMON STOCKS (Cost $94,486,606)		143,099,318

SHORT-TERM INVESTMENTS — 4.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $6,119,517)	6,119,517	6,119,517

TOTAL INVESTMENTS — 100.3% (Cost $100,606,123)		149,218,835

Other Assets & Liabilities — (0.3)%		(452,983)

TOTAL NET ASSETS — 100.0%		$148,765,852

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS
Aerospace & Defense	$2,306,769	$2,306,769	$—	$—
Apparel	1,813,965	—	1,813,965	—
Auto Parts & Equipment	2,561,329	2,561,329	—	—
Banks	4,880,154	4,880,154	—	—
Biotechnology	2,533,413	2,533,413	—	—
Building Materials	1,981,584	1,981,584	—	—
Chemicals	4,799,709	4,799,709	—	—
Commercial Services	15,250,856	15,250,856	—	—
Distribution & Wholesale	3,406,457	3,406,457	—	—
Diversified Financial Services	965,160	965,160	—	—
Electrical Components & Equipment	2,905,830	2,905,830	—	—
Electronics	6,860,855	6,860,855	—	—
Food	2,226,159	2,226,159	—	—
Food Service	1,362,941	1,362,941	—	—
Healthcare Products	9,422,050	9,422,050	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
Healthcare Services	$2,922,981	$2,922,981	$—	$—
Household Products & Wares	1,907,630	1,907,630	—	—
Internet	6,677,883	6,677,883	—	—
Machinery - Diversified	6,767,744	6,767,744	—	—
Miscellaneous Manufacturing	2,362,182	2,362,182	—	—
Pharmaceuticals	5,216,448	5,216,448	—	—
Retail	19,078,427	19,078,427	—	—
Semiconductors	14,967,760	14,967,760	—	—
Software	17,913,677	17,913,677	—	—
Telecommunications	2,007,355	2,007,355	—	—

TOTAL COMMON STOCKS	143,099,318	141,285,353	1,813,965	—

SHORT-TERM INVESTMENTS	6,119,517	6,119,517	—	—

TOTAL INVESTMENTS	$149,218,835	$147,404,870	$1,813,965	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.7%
Aerospace & Defense — 4.8%
General Dynamics Corp.	22,850	$4,029,597
Spirit AeroSystems Holdings, Inc., Class A	21,900	1,596,072

		5,625,669

Airlines — 2.2%
American Airlines Group, Inc.	38,300	1,098,444
JetBlue Airways Corp.*	80,200	1,501,344

		2,599,788

Auto Parts & Equipment — 1.5%
Aptiv PLC	17,900	1,699,963

Banks — 11.7%
BankUnited, Inc.	82,800	3,027,168
Comerica, Inc.	45,600	3,271,800
KeyCorp.	153,700	3,110,888
State Street Corp.	21,900	1,732,290
Truist Financial Corp.	44,600	2,511,872

		13,654,018

Beverages — 2.1%
Molson Coors Brewing Co., Class B	46,200	2,490,180

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc.*	22,500	2,433,375

Building Materials — 1.4%
Johnson Controls International PLC	40,429	1,645,865

Chemicals — 1.9%
Ashland Global Holdings, Inc.	28,900	2,211,717

Computers — 4.7%
Conduent, Inc.*	231,200	1,433,440
Teradata Corp.*	58,100	1,555,337
Western Digital Corp.	39,723	2,521,219

		5,509,996

Distribution & Wholesale — 1.5%
HD Supply Holdings, Inc.*	29,100	1,170,402
KAR Auction Services, Inc.	28,100	612,299

		1,782,701

Diversified Financial Services — 3.7%
AerCap Holdings N.V.*	71,200	4,376,664

Electric — 4.6%
AES Corp.	78,900	1,570,110
Evergy, Inc.	38,300	2,492,947
Vistra Energy Corp.	54,800	1,259,852

		5,322,909

Electronics — 3.7%
Itron, Inc.*	52,000	4,365,400

Entertainment — 4.6%
International Game Technology PLC	207,800	3,110,766
Lions Gate Entertainment Corp., Class A*	33,400	356,044
Lions Gate Entertainment Corp., Class B*	187,200	1,858,896

		5,325,706

Environmental Control — 2.8%
Covanta Holding Corp.	217,300	3,224,732

	Number of Shares	Value†

Food — 4.5%
The Hain Celestial Group, Inc.*	115,500	$2,997,802
TreeHouse Foods, Inc.*	46,700	2,264,950

		5,262,752

Healthcare Products — 3.2%
Zimmer Biomet Holdings, Inc.	25,200	3,771,936

Healthcare Services — 1.9%
MEDNAX, Inc.*	53,800	1,495,102
Molina Healthcare, Inc.*	5,500	746,295

		2,241,397

Lodging — 6.6%
MGM Resorts International	101,200	3,366,924
Wyndham Destinations, Inc.	83,900	4,336,791

		7,703,715

Miscellaneous Manufacturing — 2.7%
Hexcel Corp.	25,400	1,862,074
Valmont Industries, Inc.	8,500	1,273,130

		3,135,204

Oil & Gas — 3.9%
Cabot Oil & Gas Corp.	126,700	2,205,847
Devon Energy Corp.	92,300	2,397,031

		4,602,878

Pipelines — 4.6%
ONEOK, Inc.	38,400	2,905,728
The Williams Cos., Inc.	102,900	2,440,788

		5,346,516

Retail — 3.7%
Best Buy Co., Inc.	13,600	1,194,080
Chico’s FAS, Inc.	310,000	1,181,100
The Children’s Place, Inc.	30,700	1,919,364

		4,294,544

Semiconductors — 4.5%
Entegris, Inc.	24,200	1,212,178
ON Semiconductor Corp.*	68,600	1,672,468
Skyworks Solutions, Inc.	19,600	2,369,248

		5,253,894

Software — 2.8%
Nuance Communications, Inc.*	182,688	3,257,327

Telecommunications — 3.0%
Amdocs Ltd.	23,200	1,674,808
Ciena Corp.*	43,500	1,857,015

		3,531,823

TOTAL COMMON STOCKS (Cost $95,384,744)		110,670,669

REAL ESTATE INVESTMENT TRUSTS — 4.6%
Building & Real Estate — 3.7%
Starwood Property Trust, Inc.	172,400	4,285,864

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — 0.9%
CoreCivic, Inc.	59,900	$1,041,062

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,721,495)		5,326,926

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $207,193)	207,193	207,193

TOTAL INVESTMENTS — 99.5% (Cost $100,313,432)		116,204,788

Other Assets & Liabilities — 0.5%		593,721

TOTAL NET ASSETS — 100.0%		$116,798,509

†	See Security Valuation Note.
*	Non-income producing security.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

Country Weightings as of 12/31/2019††
United States	95%
Ireland	5

Total	100%

††	% of total investments as of December 31, 2019.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS	$110,670,669	$110,670,669	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,326,926	5,326,926	—	—
SHORT-TERM INVESTMENTS	207,193	207,193	—	—

TOTAL INVESTMENTS	$116,204,788	$116,204,788	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 88.4%
Aerospace & Defense — 0.8%
BAE Systems PLC	101,180	$757,572

Airlines — 1.5%
Southwest Airlines Co.	27,946	1,508,525

Auto Manufacturers — 2.9%
Cummins, Inc.	5,919	1,059,264
Honda Motor Co., Ltd. ADR	33,013	934,598
PACCAR, Inc.	11,585	916,374

		2,910,236

Auto Parts & Equipment — 1.3%
Aptiv PLC	4,823	458,040
BorgWarner, Inc.	19,160	831,161

		1,289,201

Banks — 13.0%
Comerica, Inc.	21,596	1,549,513
Commerce Bancshares, Inc.	17,625	1,197,443
First Hawaiian, Inc.	45,350	1,308,347
M&T Bank Corp.	7,329	1,244,098
Northern Trust Corp.	23,025	2,446,176
Prosperity Bancshares, Inc.	6,950	499,636
State Street Corp.	12,921	1,022,051
Truist Financial Corp.	43,942	2,474,813
UMB Financial Corp.	9,830	674,731
Westamerica Bancorporation	8,738	592,174

		13,008,982

Building Materials — 1.4%
Johnson Controls International PLC	35,406	1,441,378

Computers — 0.7%
HP, Inc.	35,351	726,463

Diversified Financial Services — 1.5%
Ameriprise Financial, Inc.	9,241	1,539,366

Electric — 7.9%
Ameren Corp.	12,188	936,038
Edison International	18,551	1,398,931
Eversource Energy	8,545	726,923
NorthWestern Corp.	14,297	1,024,666
Pinnacle West Capital Corp.	14,264	1,282,762
WEC Energy Group, Inc.	6,141	566,384
Xcel Energy, Inc.	30,000	1,904,700

		7,840,404

Electrical Components & Equipment — 4.1%
Emerson Electric Co.	24,317	1,854,414
Hubbell, Inc.	11,075	1,637,107
Schneider Electric S.E.	5,342	548,838

		4,040,359

Electronics — 2.5%
nVent Electric PLC	57,840	1,479,547
TE Connectivity Ltd.	10,391	995,874

		2,475,421

	Number of Shares	Value†

Environmental Control — 0.8%
Republic Services, Inc.	9,405	$842,970

Food — 5.9%
Conagra Brands, Inc.	33,117	1,133,926
Kellogg Co.	7,878	544,843
Koninklijke Ahold Delhaize N.V.	42,410	1,063,325
Mondelez International, Inc., Class A	10,042	553,113
Orkla ASA	103,999	1,054,635
Sysco Corp.	10,020	857,111
The J.M. Smucker Co.	6,625	689,861

		5,896,814

Food Service — 0.9%
Sodexo S.A.	7,686	910,853

Forest Products & Paper — 1.0%
Mondi PLC	42,919	1,006,423

Gas — 1.9%
Atmos Energy Corp.	7,756	867,586
Spire, Inc.	12,244	1,020,048

		1,887,634

Healthcare Products — 5.3%
Henry Schein, Inc.*	13,044	870,296
Hologic, Inc.*	15,741	821,837
Siemens Healthineers AG	14,125	677,114
Zimmer Biomet Holdings, Inc.	19,332	2,893,614

		5,262,861

Healthcare Services — 2.6%
Quest Diagnostics, Inc.	14,504	1,548,882
Universal Health Services, Inc., Class B	7,210	1,034,347

		2,583,229

Home Builders — 1.5%
PulteGroup, Inc.	21,085	818,098
Thor Industries, Inc.	8,610	639,637

		1,457,735

Household Products & Wares — 0.9%
Kimberly-Clark Corp.	6,439	885,684

Insurance — 5.7%
Aflac, Inc.	14,682	776,678
Arthur J. Gallagher & Co.	2,776	264,358
Brown & Brown, Inc.	11,821	466,693
Chubb Ltd.	9,834	1,530,760
Globe Life, Inc.	3,616	380,584
ProAssurance Corp.	22,152	800,573
Reinsurance Group of America, Inc.	7,147	1,165,390
The Travelers Cos., Inc.	2,309	316,218

		5,701,254

Leisure Time — 1.0%
Carnival Corp.	19,341	983,103

Miscellaneous Manufacturing — 2.4%
Eaton Corp. PLC	8,047	762,212

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
IMI PLC	55,349	$864,942
Textron, Inc.	16,630	741,698

		2,368,852

Oil & Gas — 2.8%
ConocoPhillips	21,430	1,393,593
Imperial Oil Ltd.	21,082	557,673
Noble Energy, Inc.	34,660	860,955

		2,812,221

Oil & Gas Services — 2.0%
Baker Hughes Co.	39,519	1,012,872
Schlumberger Ltd.	25,061	1,007,452

		2,020,324

Packaging and Containers — 2.6%
Graphic Packaging Holding Co.	30,096	501,098
Packaging Corp. of America	7,081	793,001
Sonoco Products Co.	11,433	705,645
Westrock Co.	12,793	548,948

		2,548,692

Pharmaceuticals — 2.3%
Cardinal Health, Inc.	24,108	1,219,383
McKesson Corp.	7,984	1,104,347

		2,323,730

Retail — 4.2%
Advance Auto Parts, Inc.	8,511	1,363,122
Genuine Parts Co.	11,241	1,194,131
MSC Industrial Direct Co., Inc., Class A	11,585	909,075
Target Corp.	5,827	747,080

		4,213,408

Savings & Loans — 0.8%
Capitol Federal Financial, Inc.	61,102	838,930

Semiconductors — 3.4%
Applied Materials, Inc.	22,079	1,347,702
Maxim Integrated Products, Inc.	20,202	1,242,625
Microchip Technology, Inc.	7,888	826,032

		3,416,359

Software — 1.1%
Cerner Corp.	14,977	1,099,162

Telecommunications — 0.7%
Rogers Communications, Inc., Class B	13,360	663,396

Transportation — 1.0%
Heartland Express, Inc.	44,993	947,103

TOTAL COMMON STOCKS (Cost $77,020,621)		88,208,644

REAL ESTATE INVESTMENT TRUSTS — 5.8%
Diversified — 1.9%
Weyerhaeuser Co.	61,250	1,849,750

	Number of Shares	Value†

Healthcare — 1.3%
Welltower, Inc.	15,515	$1,268,817

Hotels & Resorts — 1.1%
MGM Growth Properties LLC, Class A	35,235	1,091,228

Office Property — 1.5%
Empire State Realty Trust, Inc., Class A	47,626	664,859
Piedmont Office Realty Trust, Inc., Class A	38,713	860,977

		1,525,836

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,525,090)		5,735,631

EXCHANGE TRADED FUNDS — 3.1%
Investment Companies — 3.1%
iShares Russell Mid-Cap Value ETF (Cost $2,881,883)	32,614	3,090,829

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $2,431,937)	2,431,937	2,431,937

TOTAL INVESTMENTS — 99.7% (Cost $87,859,531)		99,467,041

Other Assets & Liabilities — 0.3%		331,794

TOTAL NET ASSETS — 100.0%		$99,798,835

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

ASA — Allmennaksjeselskap.

ETF — Exchange-Traded Fund.

LLC — Limited Liability Company.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

Country Weightings as of 12/31/2019††
United States	86%
United Kingdom	4
Switzerland	3
Canada	1
France	1
Japan	1
Netherlands	1
Other	3

Total	100%

††	% of total investments as of December 31, 2019.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Mid Core Value Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS
Aerospace & Defense	$757,572	$—	$757,572	$—
Airlines	1,508,525	1,508,525	—	—
Auto Manufacturers	2,910,236	2,910,236	—	—
Auto Parts & Equipment	1,289,201	1,289,201	—	—
Banks	13,008,982	13,008,982	—	—
Building Materials	1,441,378	1,441,378	—	—
Computers	726,463	726,463	—	—
Diversified Financial Services	1,539,366	1,539,366	—	—
Electric	7,840,404	7,840,404	—	—
Electrical Components & Equipment	4,040,359	3,491,521	548,838	—
Electronics	2,475,421	2,475,421	—	—
Environmental Control	842,970	842,970	—	—
Food	5,896,814	3,778,854	2,117,960	—
Food Service	910,853	910,853	—	—
Forest Products & Paper	1,006,423	—	1,006,423	—
Gas	1,887,634	1,887,634	—	—
Healthcare Products	5,262,861	4,585,747	677,114	—
Healthcare Services	2,583,229	2,583,229	—	—
Home Builders	1,457,735	1,457,735	—	—
Household Products & Wares	885,684	885,684	—	—
Insurance	5,701,254	5,701,254	—	—
Leisure Time	983,103	983,103	—	—
Miscellaneous Manufacturing	2,368,852	1,503,910	864,942	—
Oil & Gas	2,812,221	2,812,221	—	—
Oil & Gas Services	2,020,324	2,020,324	—	—
Packaging and Containers	2,548,692	2,548,692	—	—
Pharmaceuticals	2,323,730	2,323,730	—	—
Retail	4,213,408	4,213,408	—	—
Savings & Loans	838,930	838,930	—	—
Semiconductors	3,416,359	3,416,359	—	—
Software	1,099,162	1,099,162	—	—
Telecommunications	663,396	663,396	—	—
Transportation	947,103	947,103	—	—

TOTAL COMMON STOCKS	$88,208,644	$82,235,795	$5,972,849	$—

REAL ESTATE INVESTMENT TRUSTS	5,735,631	5,735,631	—	—
EXCHANGE TRADED FUNDS	3,090,829	3,090,829	—	—
SHORT-TERM INVESTMENTS	2,431,937	2,431,937	—	—

TOTAL INVESTMENTS	$99,467,041	$93,494,192	$5,972,849	$—

OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$794	$—	$794	$—

TOTAL ASSETS - OTHER FINANCIAL INSTRUMENTS	$794	$—	$794	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$(73,382)	$—	$(73,382)	$—

TOTAL LIABILITIES - OTHER FINANCIAL INSTRUMENTS	$(73,382)	$—	$(73,382)	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period.

An amount of $728,760 was transferred from Level 2 into Level 1 at 12/31/19 as a result of using quoted prices in active market for such foreign securities.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Mid Core Value Fund

Open forward foreign currency contracts held by Mid Core Value Fund at December 31, 2019 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Appreciation	Unrealized Depreciation
Sell	Canadian Dollar	Morgan Stanley	3/31/2020	(1,357,690)	1.29815	$(1,032,312)	$(1,045,865)	$—	$(13,553)
Buy	Euro	Credit Suisse	3/31/2020	68,573	0.88644	76,580	77,358	778	—
Sell	Euro	Credit Suisse	3/31/2020	(2,522,338)	0.88644	(2,831,678)	(2,845,470)	—	(13,792)
Buy	Japanese Yen	Bank of America	3/31/2020	2,343,078	108.095	21,663	21,676	13	—
Sell	Japanese Yen	Bank of America	3/31/2020	(63,284,233)	108.095	(581,721)	(585,450)	—	(3,729)
Sell	Norwegian Krone	Goldman Sachs	3/31/2020	(8,075,870)	8.77719	(895,816)	(920,097)	—	(24,281)
Buy	Norwegian Krone	Goldman Sachs	3/31/2020	211,881	8.77719	24,137	24,140	3	—
Sell	Pound Sterling	JP Morgan	3/31/2020	(1,694,481)	0.75307	(2,232,070)	(2,250,097)	—	(18,027)

	Total							$794	$(73,382)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 95.9%
Advertising — 0.6%
The Trade Desk, Inc., Class A*	1,733	$450,199

Aerospace & Defense — 3.2%
Aerojet Rocketdyne Holdings, Inc.*	18,288	835,030
HEICO Corp., Class A	4,253	380,771
Teledyne Technologies, Inc.*	3,132	1,085,363

		2,301,164

Apparel — 0.6%
Columbia Sportswear Co.	4,013	402,062

Banks — 1.2%
First Republic Bank	3,466	407,081
Glacier Bancorp, Inc.	9,220	424,028

		831,109

Biotechnology — 7.4%
10X Genomics, Inc., Class A*	3,276	249,795
ACADIA Pharmaceuticals, Inc.*	3,456	147,848
Amarin Corp. PLC ADR*	23,397	501,632
Atreca, Inc., Class A*	12,031	186,119
Bluebird Bio, Inc.*	4,804	421,551
Centogene N.V.*	19,612	197,493
Exelixis, Inc.*	38,556	679,357
Guardant Health, Inc.*	8,104	633,246
Incyte Corp.*	5,711	498,684
Moderna, Inc.*	17,935	350,809
Rigel Pharmaceuticals, Inc.*	62,375	133,482
Stemline Therapeutics, Inc.*	42,130	447,842
Synthorx, Inc.*	5,256	367,342
Y-mAbs Therapeutics, Inc.*	13,003	406,344

		5,221,544

Building Materials — 0.6%
Fortune Brands Home & Security, Inc.	6,858	448,102

Chemicals — 3.5%
Ashland Global Holdings, Inc.	11,944	914,074
Ingevity Corp.*	5,362	468,532
RPM International, Inc.	13,971	1,072,414

		2,455,020

Commercial Services — 5.4%
Booz Allen Hamilton Holding Corp.	16,895	1,201,741
Bright Horizons Family Solutions, Inc.*	8,621	1,295,650
Euronet Worldwide, Inc.*	3,430	540,431
MarketAxess Holdings, Inc.	1,343	509,145
Rollins, Inc.	8,361	277,251

		3,824,218

Computers — 0.9%
Lumentum Holdings, Inc.*	8,067	639,713

Distribution & Wholesale — 0.9%
SiteOne Landscape Supply, Inc.*	6,656	603,366

Diversified Financial Services — 2.0%
Cboe Global Markets, Inc.	6,119	734,280
Evercore, Inc., Class A	9,476	708,426

		1,442,706

	Number of Shares	Value†

Electrical Components & Equipment — 1.5%
Novanta, Inc.*	12,316	$1,089,227

Electronics — 5.8%
Allegion PLC	9,880	1,230,455
Badger Meter, Inc.	13,365	867,789
Keysight Technologies, Inc.*	6,793	697,166
PerkinElmer, Inc.	13,826	1,342,505

		4,137,915

Entertainment — 1.0%
Vail Resorts, Inc.	2,946	706,539

Food — 1.5%
BellRing Brands, Inc., Class A*	20,037	426,587
Beyond Meat, Inc.*	1,273	96,239
Lamb Weston Holdings, Inc.	6,063	521,600

		1,044,426

Healthcare Products — 8.5%
Bio-Techne Corp.	3,538	776,626
Castle Biosciences, Inc.*	9,527	327,443
Glaukos Corp.*	6,075	330,905
Nevro Corp.*	6,280	738,151
Silk Road Medical, Inc.*	5,212	210,461
Tandem Diabetes Care, Inc.*	7,785	464,064
Teleflex, Inc.	3,073	1,156,800
The Cooper Cos., Inc.	2,357	757,281
West Pharmaceutical Services, Inc.	8,279	1,244,582

		6,006,313

Healthcare Services — 1.7%
Molina Healthcare, Inc.*	5,153	699,211
Teladoc Health, Inc.*	5,796	485,241

		1,184,452

Household Products & Wares — 1.1%
Avery Dennison Corp.	6,230	815,009

Internet — 4.9%
Anaplan, Inc.*	12,193	638,913
IAC/InterActiveCorp.*	2,356	586,903
Okta, Inc.*	6,727	776,094
RingCentral, Inc., Class A*	3,745	631,669
Zendesk, Inc.*	11,369	871,207

		3,504,786

Leisure Time — 0.8%
Planet Fitness, Inc., Class A*	7,898	589,823

Lodging — 1.4%
Choice Hotels International, Inc.	9,520	984,654

Machinery — Diversified — 2.6%
IDEX Corp.	4,369	751,468
Welbilt, Inc.*	33,239	518,861
Xylem, Inc.	7,168	564,766

		1,835,095

Metal Fabricate/Hardware — 0.8%
RBC Bearings, Inc.*	3,496	553,557

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 4.2%
Colfax Corp.*	30,951	$1,125,997
Hexcel Corp.	7,186	526,806
Hillenbrand, Inc.	13,305	443,190
John Bean Technologies Corp.	3,714	418,419
Standex International Corp.	5,662	449,280

		2,963,692

Office & Business Equipment — 1.2%
Zebra Technologies Corp., Class A*	3,467	885,610

Pharmaceuticals — 6.5%
Agios Pharmaceuticals, Inc.*	16,281	777,418
Alector, Inc.*	13,186	227,195
BioSpecifics Technologies Corp.*	3,093	176,115
DexCom, Inc.*	3,859	844,118
Elanco Animal Health, Inc.*	16,788	494,407
GW Pharmaceuticals PLC ADR*	2,315	242,056
Neogen Corp.*	7,243	472,678
Neurocrine Biosciences, Inc.*	5,335	573,459
Sarepta Therapeutics, Inc.*	6,045	780,047

		4,587,493

Retail — 7.7%
Burlington Stores, Inc.*	6,554	1,494,509
Domino’s Pizza, Inc.	3,663	1,076,116
Dunkin’ Brands Group, Inc.	11,261	850,656
Five Below, Inc.*	5,613	717,678
Floor & Decor Holdings, Inc., Class A*	11,600	589,396
Wingstop, Inc.	8,319	717,347

		5,445,702

Semiconductors — 5.8%
Entegris, Inc.	21,804	1,092,162
Marvell Technology Group Ltd.	31,501	836,667
MKS Instruments, Inc.	6,295	692,513
Monolithic Power Systems, Inc.	4,290	763,706
Teradyne, Inc.	11,023	751,658

		4,136,706

Shipbuilding — 1.0%
Huntington Ingalls Industries, Inc.	2,926	734,075

Software — 11.1%
Alteryx, Inc., Class A*	4,095	409,787
Bill.Com Holdings, Inc.*	6,399	243,482
Black Knight, Inc.*	12,020	775,050
Cloudflare, Inc., Class A*	15,614	266,375
Coupa Software, Inc.*	4,964	725,985
DocuSign, Inc.*	11,539	855,155
Elastic N.V.*	4,818	309,797
HubSpot, Inc.*	4,210	667,285
MSCI, Inc.	1,757	453,622
Paycom Software, Inc.*	2,710	717,500
Splunk, Inc.*	7,304	1,093,920
Take-Two Interactive Software, Inc.*	5,482	671,161
Tyler Technologies, Inc.*	2,203	660,944

		7,850,063

	Number of Shares	Value†

Transportation — 0.5%
Old Dominion Freight Line, Inc.	1,905	$361,531

TOTAL COMMON STOCKS (Cost $56,575,044)		68,035,871

REAL ESTATE INVESTMENT TRUSTS — 3.4%
Building & Real Estate — 1.3%
Equity LifeStyle Properties, Inc.	13,021	916,548

Diversified — 0.7%
SBA Communications Corp.	2,046	493,066

Hotels & Resorts — 0.8%
Ryman Hospitality Properties, Inc.	6,446	558,610

Storage & Warehousing — 0.6%
Terreno Realty Corp.	7,942	429,980

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,966,101)		2,398,204

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $1,186,725)	1,186,725	1,186,725

TOTAL INVESTMENTS — 100.9% (Cost $59,727,870)		71,620,800

Other Assets & Liabilities — (0.9)%		(660,067)

TOTAL NET ASSETS — 100.0%		$70,960,733

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

PLC — Public Limited Company.

N.V. — Naamloze Vennootschap.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS	$68,035,871	$68,035,871	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,398,204	2,398,204	—	—
SHORT-TERM INVESTMENTS	1,186,725	1,186,725	—	—

TOTAL INVESTMENTS	$71,620,800	$71,620,800	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 86.7%
Aerospace & Defense — 1.1%
AAR Corp.	20,888	$942,049

Airlines — 3.4%
Alaska Air Group, Inc.	17,424	1,180,476
Hawaiian Holdings, Inc.	28,114	823,459
SkyWest, Inc.	13,942	901,072

		2,905,007

Apparel — 1.7%
Capri Holdings Ltd.*	16,997	648,436
Skechers U.S.A., Inc., Class A*	18,066	780,270

		1,428,706

Auto Parts & Equipment — 3.0%
Cooper-Standard Holdings, Inc.*	14,350	475,846
Dana, Inc.	59,609	1,084,884
Lear Corp.	7,017	962,732

		2,523,462

Banks — 10.9%
Associated Banc-Corp.	55,690	1,227,408
BankUnited, Inc.	35,882	1,311,846
Comerica, Inc.	13,916	998,473
Synovus Financial Corp.	29,871	1,170,943
Texas Capital Bancshares, Inc.*	17,165	974,457
Umpqua Holdings Corp.	62,070	1,098,639
Webster Financial Corp.	20,931	1,116,878
Zions Bancorp NA	27,782	1,442,441

		9,341,085

Beverages — 1.1%
Cott Corp.	70,191	960,213

Building Materials — 1.5%
Masonite International Corp.*	17,449	1,259,992

Chemicals — 1.7%
Orion Engineered Carbons S.A.	39,037	753,414
Westlake Chemical Corp.	10,303	722,756

		1,476,170

Commercial Services — 1.2%
Quanta Services, Inc.	25,237	1,027,398

Computers — 3.4%
Genpact Ltd.	18,928	798,194
NCR Corp.*	37,518	1,319,133
NetScout Systems, Inc.*	31,430	756,520

		2,873,847

Diversified Financial Services — 0.9%
OneMain Holdings, Inc.	17,433	734,801

Electric — 3.2%
Alliant Energy Corp.	23,920	1,308,903
Black Hills Corp.	9,665	759,089
PNM Resources, Inc.	13,816	700,609

		2,768,601

	Number of Shares	Value†

Electrical Components & Equipment — 2.1%
Belden, Inc.	15,513	$853,215
EnerSys	12,986	971,742

		1,824,957

Electronics — 1.9%
Avnet, Inc.	10,953	464,845
TTM Technologies, Inc.*	59,005	888,025
Vishay Intertechnology, Inc.	11,910	253,564

		1,606,434

Engineering & Construction — 0.5%
Tutor Perini Corp.*	34,270	440,712

Food — 4.7%
Nomad Foods Ltd.*	61,757	1,381,504
The Hain Celestial Group, Inc.*	42,198	1,095,249
US Foods Holding Corp.*	35,937	1,505,401

		3,982,154

Gas — 0.6%
Southwest Gas Holdings, Inc.	6,550	497,604

Hand & Machine Tools — 1.6%
Kennametal, Inc.	21,875	806,969
Regal Beloit Corp.	6,773	579,836

		1,386,805

Healthcare Services — 2.3%
ICON PLC*	5,875	1,011,851
Molina Healthcare, Inc.*	7,260	985,110

		1,996,961

Home Builders — 2.2%
Lennar Corp., Class A	17,037	950,494
Taylor Morrison Home Corp.*	44,323	968,901

		1,919,395

Insurance — 9.3%
American Financial Group, Inc.	10,184	1,116,676
Essent Group Ltd.	18,419	957,604
Everest Re Group Ltd.	4,717	1,305,854
First American Financial Corp.	11,983	698,849
Kemper Corp.	12,727	986,342
Old Republic International Corp.	11,084	247,949
Reinsurance Group of America, Inc.	8,316	1,356,007
Selective Insurance Group, Inc.	9,286	605,354
The Hanover Insurance Group, Inc.	5,070	692,917

		7,967,552

Internet — 0.7%
Criteo S.A. ADR*	34,590	599,445

Iron & Steel — 0.9%
Carpenter Technology Corp.	15,138	753,570

Leisure Time — 2.1%
Brunswick Corp.	17,800	1,067,644
Callaway Golf Co.	33,247	704,836

		1,772,480

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Construction & Mining — 0.8%
Terex Corp.	21,850	$650,693

Media — 0.4%
Houghton Mifflin Harcourt Co.*	60,555	378,469

Mining — 0.7%
Alcoa Corp.*	27,165	584,319

Miscellaneous Manufacturing — 0.7%
Trinseo S.A.	15,751	586,095

Oil & Gas — 1.7%
Cimarex Energy Co.	5,514	289,430
HollyFrontier Corp.	15,309	776,319
QEP Resources, Inc.	84,508	380,286

		1,446,035

Oil & Gas Services — 3.1%
Dril-Quip, Inc.*	13,875	650,876
MRC Global, Inc.*	45,072	614,782
Oil States International, Inc.*	36,813	600,420
Patterson-UTI Energy, Inc.	52,159	547,670
RPC, Inc.	39,550	207,242

		2,620,990

Packaging and Containers — 1.9%
Graphic Packaging Holding Co.	54,473	906,976
Sealed Air Corp.	17,611	701,446

		1,608,422

Retail — 4.3%
Bloomin’ Brands, Inc.	41,527	916,501
Foot Locker, Inc.	18,831	734,221
Papa John’s International, Inc.	16,807	1,061,362
Signet Jewelers Ltd.	19,220	417,843
The Michaels Cos, Inc.*	28,591	231,301
Williams-Sonoma, Inc.	3,822	280,687

		3,641,915

Savings & Loans — 1.3%
Sterling Bancorp	50,700	1,068,756

Semiconductors — 3.2%
Cypress Semiconductor Corp.	38,110	889,106
Kulicke & Soffa Industries, Inc.	39,929	1,086,069
MaxLinear, Inc.*	37,523	796,238

		2,771,413

Software — 4.0%
Cerence, Inc.*	8,365	189,300
CommVault Systems, Inc.*	21,343	952,751
Nuance Communications, Inc.*	66,925	1,193,273
Verint Systems, Inc.*	18,986	1,051,065

		3,386,389

Telecommunications — 1.0%
Amdocs Ltd.	12,410	895,878

	Number of Shares	Value†

Transportation — 1.6%
Hub Group, Inc., Class A*	12,777	$655,332
Knight-Swift Transportation Holdings, Inc.	20,038	718,162

		1,373,494

TOTAL COMMON STOCKS (Cost $70,053,101)		74,002,268

REAL ESTATE INVESTMENT TRUSTS — 12.8%

Apartments — 2.6%
American Campus Communities, Inc.	23,189	1,090,579
Camden Property Trust	10,793	1,145,137

		2,235,716

Hotels & Resorts — 2.3%
MGM Growth Properties LLC, Class A	33,678	1,043,008
Park Hotels & Resorts, Inc.	33,108	856,504

		1,899,512

Industrial — 1.4%
STAG lndustrial, Inc.	37,730	1,191,136

Manufactured Homes — 1.2%
Sun Communities, Inc.	6,790	1,019,179

Office Property — 2.8%
Cousins Properties, Inc.	25,084	1,033,461
Easterly Government Properties, Inc.	32,841	779,317
Empire State Realty Trust, Inc., Class A	42,668	595,645

		2,408,423

Storage & Warehousing — 2.5%
Americold Realty Trust	26,154	916,959
CubeSmart	37,898	1,193,029

		2,109,988

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,763,176)		10,863,954

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $526,156)	526,156	526,156

TOTAL INVESTMENTS — 100.1% (Cost $80,342,433)		85,392,378
Other Assets & Liabilities — (0.1)%		(68,160)

TOTAL NET ASSETS — 100.0%		$85,324,218

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

LLC — Limited Liability Company.

NA — National Association.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

S.A. — Societe Anonyme.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

SMID Cap Value Fund

Country Weightings as of 12/31/2019††
United States	93%
Bermuda	2
United Kingdom	2
France	1
Ireland	1
Singapore	1

Total	100%

††	% of total investments as of December 31, 2019.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS	$74,002,268	$74,002,268	$—	$—
REAL ESTATE INVESTMENT TRUSTS	10,863,954	10,863,954	—	—
SHORT-TERM INVESTMENTS	526,156	526,156	—	—

TOTAL INVESTMENTS	$85,392,378	$85,392,378	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 95.8%
Advertising — 1.0%
The Trade Desk, Inc., Class A*	4,499	$1,168,750

Aerospace & Defense — 0.9%
HEICO Corp., Class A	12,321	1,103,099

Apparel — 0.7%
Carter’s, Inc.	7,707	842,683

Auto Parts & Equipment — 0.7%
Visteon Corp.*	8,980	777,578

Banks — 0.5%
Kearny Financial Corp.	45,941	635,364

Biotechnology — 3.4%
Amicus Therapeutics, Inc.*	34,683	337,812
FibroGen, Inc.*	11,331	485,986
Insmed, Inc.*	30,445	727,027
Ligand Pharmaceuticals, Inc.*	9,272	966,977
NeoGenomics, Inc.*	49,704	1,453,842

		3,971,644

Building Materials — 1.0%
Summit Materials, Inc., Class A*	47,611	1,137,903

Chemicals — 2.9%
H.B. Fuller Co.	16,309	841,055
Rogers Corp.*	7,176	895,062
Sensient Technologies Corp.	26,331	1,740,216

		3,476,333

Commercial Services — 9.9%
Avalara, Inc.*	10,864	795,788
Cimpress PLC*	5,864	737,515
Clarivate Analytics PLC*	87,871	1,476,233
Euronet Worldwide, Inc.*	15,386	2,424,218
HealthEquity, Inc.*	8,619	638,409
Insperity, Inc.	7,577	651,925
K12, Inc.*	38,970	793,040
MarketAxess Holdings, Inc.	1,420	538,336
ServiceMaster Global Holdings, Inc.*	42,722	1,651,633
TriNet Group, Inc.*	9,153	518,151
WEX, Inc.*	6,789	1,422,024

		11,647,272

Computers — 4.4%
Kornit Digital Ltd.*	27,251	932,802
LivePerson, Inc.*	26,361	975,357
MAXIMUS, Inc.	8,173	607,989
NCR Corp.*	37,481	1,317,832
WNS Holdings Ltd. ADR*	21,544	1,425,136

		5,259,116

Diversified Financial Services — 2.6%
LendingTree, Inc.*	2,312	701,553
LPL Financial Holdings, Inc.	26,176	2,414,736

		3,116,289

	Number of Shares	Value†

Electrical Components & Equipment — 2.4%
Belden, Inc.	22,955	$1,262,525
EnerSys	10,941	818,715
Novanta, Inc.*	8,841	781,898

		2,863,138

Electronics — 2.8%
Brady Corp., Class A	20,624	1,180,930
Itron, Inc.*	6,652	558,435
National Instruments Corp.	10,044	425,263
OSI Systems, Inc.*	11,117	1,119,927

		3,284,555

Engineering & Construction — 0.8%
frontdoor, Inc.*	20,888	990,509

Entertainment — 2.1%
AMC Entertainment Holdings, Inc., Class A	48,973	354,565
Cedar Fair LP	26,703	1,480,414
Manchester United PLC, Class A	31,028	618,388

		2,453,367

Food — 1.1%
BellRing Brands, Inc., Class A*	34,730	739,402
Hostess Brands, Inc.*	41,027	596,532

		1,335,934

Forest Products & Paper — 0.6%
Neenah, Inc.	9,351	658,591

Hand & Machine Tools — 0.6%
Kennametal, Inc.	20,462	754,843

Healthcare Products — 10.0%
AngioDynamics, Inc.*	33,025	528,730
Avanos Medical, Inc.*	9,230	311,051
Bio-Techne Corp.	5,493	1,205,769
Bruker Corp.	31,153	1,587,869
Cantel Medical Corp.	15,376	1,090,158
Envista Holdings Corp.*	16,306	483,310
Glaukos Corp.*	13,830	753,320
Globus Medical, Inc., Class A*	22,289	1,312,376
ICU Medical, Inc.*	4,435	829,877
Integra LifeSciences Holdings Corp.*	28,349	1,652,180
Natus Medical, Inc.*	13,917	459,122
STERIS PLC	10,534	1,605,592

		11,819,354

Healthcare Services — 2.6%
Catalent, Inc.*	54,605	3,074,262

Home Builders — 0.6%
Thor Industries, Inc.	9,251	687,257

Household Products & Wares — 0.5%
Ontex Group N.V.	29,513	621,200

Insurance — 0.9%
RLI Corp.	11,189	1,007,234

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 1.3%
ChannelAdvisor Corp.*	48,722	$440,447
MakeMyTrip Ltd.*	3,494	80,012
Zendesk, Inc.*	12,728	975,347

		1,495,806

Machinery — Diversified — 3.1%
CSW Industrials, Inc.	19,546	1,505,042
Gates Industrial Corp. PLC*	42,516	585,020
Nordson Corp.	5,897	960,268
Westinghouse Air Brake Technologies Corp.	8,125	632,125

		3,682,455

Metal Fabricate/Hardware — 1.4%
Rexnord Corp.*	49,038	1,599,620

Miscellaneous Manufacturing — 5.2%
Carlisle Cos., Inc.	12,410	2,008,434
ITT, Inc.	23,265	1,719,516
John Bean Technologies Corp.	6,587	742,092
Proto Labs, Inc.*	4,089	415,238
Standex International Corp.	16,058	1,274,202

		6,159,482

Oil & Gas — 0.5%
Magnolia Oil & Gas Corp., Class A*	50,867	639,907

Pharmaceuticals — 5.8%
Eagle Pharmaceuticals, Inc.*	12,438	747,275
Enanta Pharmaceuticals, Inc.*	5,768	356,347
Global Blood Therapeutics, Inc.*	8,860	704,281
GW Pharmaceuticals PLC ADR*	3,659	382,585
Heron Therapeutics, Inc.*	23,514	552,579
Heska Corp.*	4,992	478,933
Ironwood Pharmaceuticals, Inc.*	30,631	407,699
Knight Therapeutics, Inc.*	64,282	375,232
Neurocrine Biosciences, Inc.*	9,378	1,008,041
Prestige Consumer Healthcare, Inc.*	23,061	933,971
Rhythm Pharmaceuticals, Inc.*	16,048	368,462
Sarepta Therapeutics, Inc.*	4,502	580,938

		6,896,343

Real Estate — 0.7%
Jones Lang LaSalle, Inc.	4,456	775,745

Retail — 3.2%
Casey’s General Stores, Inc.	4,670	742,483
Dunkin’ Brands Group, Inc.	11,445	864,555
National Vision Holdings, Inc.*	13,373	433,686
Texas Roadhouse, Inc.	10,417	586,686
The Lovesac Co.*	28,275	453,814
Williams-Sonoma, Inc.	10,332	758,782

		3,840,006

Savings & Loans — 0.5%
Pacific Premier Bancorp, Inc.	18,536	604,366

Semiconductors — 3.2%
Cree, Inc.*	8,943	412,720

	Number of Shares	Value†

Semiconductors — (continued)
Entegris, Inc.	23,537	$1,178,968
ON Semiconductor Corp.*	88,710	2,162,750

		3,754,438

Software — 12.8%
ACI Worldwide, Inc.*	19,054	721,861
Bill.Com Holdings, Inc.*	767	29,184
Blackbaud, Inc.	22,059	1,755,896
Broadridge Financial Solutions, Inc.	14,431	1,782,806
Cadence Design Systems, Inc.*	11,743	814,495
Cision Ltd.*	48,562	484,163
Envestnet, Inc.*	20,542	1,430,340
Guidewire Software, Inc.*	8,145	894,077
Instructure, Inc.*	9,572	461,466
Jack Henry & Associates, Inc.	4,202	612,105
RealPage, Inc.*	20,760	1,115,850
SailPoint Technologies Holding, Inc.*	34,259	808,512
SS&C Technologies Holdings, Inc.	33,410	2,051,374
The Descartes Systems Group, Inc.*	37,989	1,623,649
Yext, Inc.*	38,980	562,092

		15,147,870

Telecommunications — 3.4%
j2 Global, Inc.	7,133	668,433
Nice Ltd. ADR*	19,625	3,044,819
Vonage Holdings Corp.*	34,578	256,223

		3,969,475

Transportation — 1.7%
CryoPort, Inc.*	15,086	248,316
Old Dominion Freight Line, Inc.	2,974	564,406
Saia, Inc.*	12,327	1,147,890

		1,960,612

TOTAL COMMON STOCKS (Cost $77,131,690)		113,212,400

REAL ESTATE INVESTMENT TRUSTS — 0.9%
Diversified — 0.9%
Lamar Advertising Co., Class A (Cost $685,309)	12,399	1,106,735

SHORT-TERM INVESTMENTS — 3.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $4,065,865)	4,065,865	4,065,865

TOTAL INVESTMENTS — 100.1% (Cost $81,882,864)		118,385,000

Other Assets & Liabilities — (0.1)%		(141,410)

TOTAL NET ASSETS — 100.0%		$118,243,590

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Growth Fund

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

LP — Limited Partnership.

PLC — Public Limited Company.

N.V. — Naamloze Vennootschap.

Country Weightings as of 12/31/2019††
United States	90%
Israel	3
Canada	2
United Kingdom	2
Belgium	1
India	1
Ireland	1

Total	100%

††	% of total investments as of December 31, 2019.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS
Advertising	$1,168,750	$1,168,750	$—	$—
Aerospace & Defense	1,103,099	1,103,099	—	—
Apparel	842,683	842,683	—	—
Auto Parts & Equipment	777,578	777,578	—	—
Banks	635,364	635,364	—	—
Biotechnology	3,971,644	3,971,644	—	—
Building Materials	1,137,903	1,137,903	—	—
Chemicals	3,476,333	3,476,333	—	—
Commercial Services	11,647,272	11,647,272	—	—
Computers	5,259,116	5,259,116	—	—
Diversified Financial Services	3,116,289	3,116,289	—	—
Electrical Components & Equipment	2,863,138	2,863,138	—	—
Electronics	3,284,555	3,284,555	—	—
Engineering & Construction	990,509	990,509	—	—
Entertainment	2,453,367	2,453,367	—	—
Food	1,335,934	1,335,934	—	—
Forest Products & Paper	658,591	658,591	—	—
Hand & Machine Tools	754,843	754,843	—	—
Healthcare Products	11,819,354	11,819,354	—	—
Healthcare Services	3,074,262	3,074,262	—	—
Home Builders	687,257	687,257	—	—
Household Products & Wares	621,200	—	621,200	—
Insurance	1,007,234	1,007,234	—	—
Internet	1,495,806	1,495,806	—	—
Machinery - Diversified	3,682,455	3,682,455	—	—
Metal Fabricate/Hardware	1,599,620	1,599,620	—	—
Miscellaneous Manufacturing	6,159,482	6,159,482	—	—
Oil & Gas	639,907	639,907	—	—
Pharmaceuticals	6,896,343	6,896,343	—	—
Real Estate	775,745	775,745	—	—
Retail	3,840,006	3,840,006	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
Savings & Loans	$604,366	$604,366	$—	$—
Semiconductors	3,754,438	3,754,438	—	—
Software	15,147,870	15,147,870	—	—
Telecommunications	3,969,475	3,969,475	—	—
Transportation	1,960,612	1,960,612	—	—

TOTAL COMMON STOCKS	113,212,400	112,591,200	621,200	—

REAL ESTATE INVESTMENT TRUSTS	1,106,735	1,106,735	—	—

SHORT-TERM INVESTMENTS	4,065,865	4,065,865	—	—

TOTAL INVESTMENTS	$118,385,000	$117,763,800	$621,200	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 87.1%
Aerospace & Defense — 1.6%
Aerojet Rocketdyne Holdings, Inc.*	14,771	$674,444
Curtiss-Wright Corp.	1,458	205,418
Ducommun, Inc.*	8,677	438,449
Kaman Corp.	16,547	1,090,778
Triumph Group, Inc.	37,226	940,701

		3,349,790

Airlines — 1.1%
SkyWest, Inc.	34,136	2,206,210

Apparel — 1.0%
Columbia Sportswear Co.	1,102	110,409
Crocs, Inc.*	23,660	991,118
Deckers Outdoor Corp.*	3,741	631,705
G-III Apparel Group Ltd.*	10,832	362,872

		2,096,104

Auto Manufacturers — 0.2%
Navistar International Corp.*	12,425	359,579

Auto Parts & Equipment — 1.4%
Adient PLC*	8,998	191,207
Altra Industrial Motion Corp.	4,685	169,644
American Axle & Manufacturing Holdings, Inc.*	22,977	247,233
Dana, Inc.	66,358	1,207,716
Dorman Products, Inc.*	5,736	434,330
Tenneco, Inc., Class A	25,184	329,910
Visteon Corp.*	4,299	372,250

		2,952,290

Banks — 18.1%
Alerus Financial Corp.	6,929	158,328
Amalgamated Bank, Class A	12,774	248,454
Ameris Bancorp	27,802	1,182,697
Atlantic Union Bankshares Corp.	43,178	1,621,334
BancorpSouth Bank	44,339	1,392,688
Bank of Hawaii Corp.	5,976	568,676
Banner Corp.	33,359	1,887,786
Bryn Mawr Bank Corp.	12,825	528,903
CenterState Bank Corp.	75,899	1,895,957
Columbia Banking System, Inc.	44,107	1,794,493
Community Bank System, Inc.	23,865	1,692,983
ConnectOne Bancorp, Inc.	32,309	830,988
CVB Financial Corp.	76,379	1,648,259
FB Financial Corp.	23,168	917,221
First Financial Bankshares, Inc.	34,146	1,198,525
First Merchants Corp.	40,620	1,689,386
First Midwest Bancorp, Inc.	42,838	987,844
German American Bancorp, Inc.	11,942	425,374
Glacier Bancorp, Inc.	44,028	2,024,848
Great Western Bancorp, Inc.	38,340	1,331,932
Heritage Financial Corp.	24,140	683,162
Home BancShares, Inc.	36,888	725,218
Independent Bank Corp.	21,138	1,759,739
Independent Bank Group, Inc.	4,457	247,096
Lakeland Financial Corp.	23,352	1,142,613

	Number of Shares	Value†

Banks — (continued)
Pinnacle Financial Partners, Inc.	14,141	$905,024
Prosperity Bancshares, Inc.	5,888	423,288
Renasant Corp.	43,964	1,557,205
Sandy Spring Bancorp, Inc.	14,406	545,699
South State Corp.	14,968	1,298,474
TCF Financial Corp.	7,293	341,312
The First of Long Island Corp.	7,500	188,100
Towne Bank	23,770	661,281
TriCo Bancshares	20,587	840,155
United Community Banks, Inc.	59,046	1,823,341

		37,168,383

Biotechnology — 0.3%
Emergent BioSolutions, Inc.*	11,071	597,280

Building Materials — 1.0%
American Woodmark Corp.*	4,238	442,913
Foundation Building Materials, Inc.*	12,646	244,700
Patrick Industries, Inc.	11,616	609,027
Summit Materials, Inc., Class A*	33,242	794,484

		2,091,124

Chemicals — 2.1%
H.B. Fuller Co.	16,257	838,374
Ingevity Corp.*	8,042	702,710
Innospec, Inc.	3,976	411,277
Kraton Corp.*	8,224	208,232
PolyOne Corp.	23,369	859,746
Quaker Chemical Corp.	1,887	310,449
Tronox Holdings PLC, Class A	9,712	110,911
Univar Solutions, Inc.*	32,722	793,181

		4,234,880

Commercial Services — 3.4%
Aaron’s, Inc.	7,460	426,041
ABM Industries, Inc.	19,713	743,377
AMN Healthcare Services, Inc.*	12,045	750,524
ASGN, Inc.*	14,928	1,059,440
Chegg, Inc.*	3,060	116,005
Herc Holdings, Inc.*	16,301	797,771
HMS Holdings Corp.*	18,340	542,864
ICF International, Inc.	6,113	560,073
Laureate Education, Inc., Class A*	12,225	215,282
LiveRamp Holdings, Inc.*	23,186	1,114,551
Rent-A-Center, Inc.	4,354	125,569
WW International, Inc.*	12,827	490,120

		6,941,617

Computers — 1.6%
Lumentum Holdings, Inc.*	25,257	2,002,880
NetScout Systems, Inc.*	40,750	980,853
Vocera Communications, Inc.*	12,650	262,614

		3,246,347

Distribution & Wholesale — 1.4%
Anixter International, Inc.*	6,934	638,621
Beacon Roofing Supply, Inc.*	41,757	1,335,389

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)

Distribution & Wholesale — (continued)
H&E Equipment Services, Inc.	23,834	$796,771

		2,770,781

Diversified Financial Services — 1.8%
Brightsphere Investment Group, Inc.	9,055	92,542
Houlihan Lokey, Inc.	20,688	1,011,023
Oportun Financial Corp.*	10,320	245,616
PJT Partners, Inc., Class A	9,577	432,210
Stifel Financial Corp.	27,711	1,680,672
Virtu Financial, Inc., Class A	19,596	313,340

		3,775,403

Electric — 3.4%
ALLETE, Inc.	20,658	1,676,810
IDACORP, Inc.	9,718	1,037,882
PNM Resources, Inc.	33,208	1,683,978
Portland General Electric Co.	46,204	2,577,721

		6,976,391

Electronics — 2.2%
FARO Technologies, Inc.*	10,515	529,430
II-VI, Inc.*	14,923	502,457
nVent Electric PLC	31,275	800,015
TTM Technologies, Inc.*	44,974	676,859
Vishay Intertechnology, Inc.	41,450	882,471
Watts Water Technologies, Inc., Class A	11,557	1,152,926

		4,544,158

Engineering & Construction — 2.2%
EMCOR Group, Inc.	13,037	1,125,093
Granite Construction, Inc.	17,647	488,292
KBR, Inc.	65,373	1,993,877
TopBuild Corp.*	9,392	968,127

		4,575,389

Entertainment — 1.7%
Eldorado Resorts, Inc.*	12,475	744,009
Live Nation Entertainment, Inc.*	3,202	228,847
Marriott Vacations Worldwide Corp.	19,584	2,521,636

		3,494,492

Food — 2.0%
BellRing Brands, Inc., Class A*	19,008	404,680
Darling Ingredients, Inc.*	40,743	1,144,064
Grocery Outlet Holding Corp.*	3,860	125,257
Hostess Brands, Inc.*	44,959	653,704
Nomad Foods Ltd.*	38,624	864,019
Performance Food Group Co.*	7,207	371,016
The Simply Good Foods Co.*	21,031	600,225

		4,162,965

Gas — 1.3%
Chesapeake Utilities Corp.	13,054	1,250,965
ONE Gas, Inc.	15,836	1,481,774

		2,732,739

	Number of Shares	Value†

Hand & Machine Tools — 0.7%
Kennametal, Inc.	36,620	$1,350,912

Healthcare Products — 1.4%
Avanos Medical, Inc.*	26,647	898,004
CONMED Corp.	8,265	924,275
Integra LifeSciences Holdings Corp.*	9,032	526,385
Orthofix Medical, Inc.*	9,115	420,930

		2,769,594

Healthcare Services — 1.1%
Acadia Healthcare Co., Inc.*	23,028	764,990
Syneos Health, Inc.*	25,271	1,502,993

		2,267,983

Home Builders — 0.9%
KB Home	34,359	1,177,483
Meritage Homes Corp.*	12,079	738,148

		1,915,631

Household Products & Wares — 0.1%
Central Garden & Pet Co., Class A*	9,267	272,079

Insurance — 5.0%
AMERISAFE, Inc.	9,794	646,698
BRP Group, Inc., Class A*	11,516	184,832
CNO Financial Group, Inc.	15,214	275,830
Enstar Group Ltd.*	4,748	982,171
Kemper Corp.	11,526	893,265
Kinsale Capital Group, Inc.	13,582	1,380,746
MGIC Investment Corp.	127,864	1,811,833
Primerica, Inc.	7,581	989,775
ProAssurance Corp.	7,430	268,520
RLI Corp.	13,691	1,232,464
Selective Insurance Group, Inc.	23,912	1,558,823

		10,224,957

Internet — 0.2%
Cars.com, Inc.*	39,467	482,287

Iron & Steel — 1.3%
Allegheny Technologies, Inc.*	37,991	784,894
Carpenter Technology Corp.	9,493	472,561
Cleveland-Cliffs, Inc.	28,594	240,190
Commercial Metals Co.	47,544	1,058,805

		2,556,450

Leisure Time — 0.8%
Callaway Golf Co.	55,569	1,178,063
OneSpaWorld Holdings Ltd.*	31,757	534,788

		1,712,851

Lodging — 0.6%
Boyd Gaming Corp.	37,681	1,128,169

Machinery — Construction & Mining — 0.3%
Terex Corp.	21,591	642,980

Machinery — Diversified — 1.2%
Alamo Group, Inc.	4,743	595,484
Cactus, Inc., Class A	40,211	1,380,041

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — (continued)
Columbus McKinnon Corp.	9,925	$397,298

		2,372,823

Media — 1.2%
Gray Television, Inc.*	36,020	772,269
Nexstar Media Group, Inc., Class A	10,270	1,204,158
TEGNA, Inc.	24,789	413,728

		2,390,155

Metal Fabricate/Hardware — 2.2%
CIRCOR International, Inc.*	16,639	769,387
RBC Bearings, Inc.*	2,500	395,850
Rexnord Corp.*	65,232	2,127,868
TriMas Corp.*	40,381	1,268,367

		4,561,472

Mining — 0.9%
Coeur Mining, Inc.*	34,417	278,089
Constellium S.E.*	75,032	1,005,429
Kaiser Aluminum Corp.	5,784	641,388

		1,924,906

Miscellaneous Manufacturing — 0.4%
Federal Signal Corp.	26,711	861,430

Oil & Gas — 3.3%
Brigham Minerals, Inc., Class A	32,866	704,647
Delek US Holdings, Inc.	17,925	601,025
Falcon Minerals Corp.	61,976	437,550
Matador Resources Co.*	51,407	923,784
PBF Energy, Inc., Class A	8,989	281,985
PDC Energy, Inc.*	21,442	561,137
Viper Energy Partners LP	73,783	1,819,489
WPX Energy, Inc.*	106,596	1,464,629

		6,794,246

Oil & Gas Services — 0.7%
Apergy Corp.*	42,336	1,430,110

Pharmaceuticals — 0.5%
Prestige Consumer Healthcare, Inc.*	26,477	1,072,318

Pipelines — 0.3%
Rattler Midstream LP	36,242	644,745

Real Estate — 0.5%
Kennedy-Wilson Holdings, Inc.	47,592	1,061,302

Retail — 3.5%
Asbury Automotive Group, Inc.*	3,893	435,199
Bed Bath & Beyond, Inc.	15,557	269,136
BJ’s Wholesale Club Holdings, Inc.*	19,083	433,947
Burlington Stores, Inc.*	3,017	687,967
Dick’s Sporting Goods, Inc.	9,805	485,249
FirstCash, Inc.	5,127	413,390
Genesco, Inc.*	6,605	316,512
Group 1 Automotive, Inc.	10,520	1,052,000
Guess?, Inc.	20,419	456,977
Jack in the Box, Inc.	5,282	412,154

	Number of Shares	Value†

Retail — (continued)
RH*	5,308	$1,133,258
Sally Beauty Holdings, Inc.*	13,476	245,937
Shoe Carnival, Inc.	7,285	271,585
The Wendy’s Co.	23,297	517,426

		7,130,737

Savings & Loans — 2.6%
Brookline Bancorp, Inc.	48,597	799,907
Flushing Financial Corp.	10,546	227,846
OceanFirst Financial Corp.	45,171	1,153,667
Pacific Premier Bancorp, Inc.	23,409	763,251
Provident Financial Services, Inc.	33,361	822,349
Washington Federal, Inc.	39,828	1,459,696

		5,226,716

Semiconductors — 2.9%
Cohu, Inc.	10,789	246,529
CTS Corp.	25,618	768,796
Entegris, Inc.	14,168	709,675
MACOM Technology Solutions Holdings, Inc.*	35,400	941,640
Onto Innovation, Inc.*	26,130	954,790
Semtech Corp.*	15,953	843,914
Silicon Laboratories, Inc.*	5,115	593,238
Synaptics, Inc.*	12,319	810,220

		5,868,802

Software — 2.6%
Allscripts Healthcare Solutions, Inc.*	105,830	1,038,721
Avaya Holdings Corp.*	23,793	321,205
Bottomline Technologies, Inc.*	11,218	601,285
CommVault Systems, Inc.*	8,593	383,592
Cornerstone OnDemand, Inc.*	14,848	869,350
SYNNEX Corp.	7,974	1,027,051
Verint Systems, Inc.*	17,760	983,194

		5,224,398

Telecommunications — 1.3%
Knowles Corp.*	40,481	856,173
Liberty Latin America Ltd., Class C*	49,178	957,004
Viavi Solutions, Inc.*	61,170	917,550

		2,730,727

Transportation — 2.5%
Air Transport Services Group, Inc.*	26,169	613,925
Atlas Air Worldwide Holdings, Inc.*	6,201	170,961
Euronav N.V.	54,353	681,587
Golar LNG Ltd.	81,481	1,158,660
Saia, Inc.*	18,932	1,762,948
Werner Enterprises, Inc.	19,819	721,213

		5,109,294

Water — 0.3%
SJW Group	8,363	594,275

TOTAL COMMON STOCKS (Cost $151,481,532)		178,598,271

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 12.8%
Apartments — 0.2%
Preferred Apartment Communities, Inc., Class A	28,509	$379,740

Building & Real Estate — 1.1%
MFA Financial, Inc.	165,426	1,265,509
PennyMac Mortgage Investment Trust	42,511	947,570

		2,213,079

Diversified — 0.9%
PS Business Parks, Inc.	10,580	1,744,325

Diversified Financial Services — 1.4%
Granite Point Mortgage Trust, Inc.	21,948	403,404
Redwood Trust, Inc.	76,994	1,273,481
Two Harbors Investment Corp.	82,692	1,208,957

		2,885,842

Healthcare — 1.7%
Healthcare Realty Trust, Inc.	57,438	1,916,706
National Health Investors, Inc.	19,490	1,588,045

		3,504,751

Hotels & Resorts — 2.6%
Chatham Lodging Trust	21,676	397,538
Park Hotels & Resorts, Inc.	53,714	1,389,581
Pebblebrook Hotel Trust	69,654	1,867,424
RLJ Lodging Trust	91,164	1,615,426

		5,269,969

Industrial — 1.7%
CyrusOne, Inc.	26,238	1,716,752
STAG lndustrial, Inc.	59,275	1,871,312

		3,588,064

Office Property — 1.2%
Columbia Property Trust, Inc.*	63,574	1,329,332
Hudson Pacific Properties, Inc.	32,019	1,205,516

		2,534,848

Real Estate — 0.4%
Safehold, Inc.	19,118	770,455

Storage & Warehousing — 0.4%
Life Storage, Inc.	8,124	879,667

Strip Centers — 1.2%
Acadia Realty Trust	63,512	1,646,866
Urban Edge Properties	47,363	908,422

		2,555,288

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $24,691,829)		26,326,028

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $285,295)	285,295	$285,295

TOTAL INVESTMENTS — 100.1% (Cost $176,458,656)		205,209,594

Other Assets & Liabilities — (0.1)%		(160,903)

TOTAL NET ASSETS — 100.0%		$205,048,691

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

S.E. — Societas Europaea.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS	$178,598,271	$178,598,271	$—	$—
REAL ESTATE INVESTMENT TRUSTS	26,326,028	26,326,028	—	—
SHORT-TERM INVESTMENTS	285,295	285,295	—	—

TOTAL INVESTMENTS	$205,209,594	$205,209,594	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 90.9%
Advertising — 0.1%
Adesto Technologies Corp.*	1,000	$8,500
Boston Omaha Corp., Class A*	400	8,416
Clear Channel Outdoor Holdings, Inc.*	600	1,716
Fluent, Inc.*	1,700	4,250
Marchex, Inc., Class B*	1,500	5,670
MDC Partners, Inc., Class A*	1,800	5,004
National CineMedia, Inc.	2,374	17,306
Quotient Technology, Inc.*	2,700	26,622
SharpSpring, Inc.*	400	4,588
Telaria, Inc.*	1,300	11,453

		93,525

Aerospace & Defense — 1.1%
AAR Corp.	1,069	48,212
Aerojet Rocketdyne Holdings, Inc.*	2,440	111,411
AeroVironment, Inc.*	718	44,329
Astronics Corp.*	795	22,220
Barnes Group, Inc.	1,565	96,968
Ducommun, Inc.*	400	20,212
Kaman Corp.	948	62,492
Kratos Defense & Security Solutions, Inc.*	3,122	56,227
Mercury Systems, Inc.*	1,736	119,975
Moog, Inc., Class A	1,091	93,095
National Presto Industries, Inc.	190	16,794
Park Aerospace Corp.	533	8,672
Triumph Group, Inc.	1,600	40,432

		741,039

Agriculture — 0.2%
22nd Century Group, Inc.*	3,700	4,070
Alico, Inc.	151	5,410
Cadiz, Inc.*	300	3,306
Limoneira Co.	600	11,538
Pyxus International, Inc.*	300	2,682
Tejon Ranch Co.*	825	13,184
The Andersons, Inc.	1,132	28,617
Turning Point Brands, Inc.	300	8,580
Universal Corp.	855	48,786
Vector Group Ltd.	3,557	47,628

		173,801

Airlines — 0.5%
Allegiant Travel Co.	415	72,227
Hawaiian Holdings, Inc.	1,526	44,696
Mesa Air Group, Inc.*	900	8,046
SkyWest, Inc.	1,581	102,180
Spirit Airlines, Inc.*	2,300	92,713

		319,862

Apparel — 0.9%
Crocs, Inc.*	2,300	96,347
Deckers Outdoor Corp.*	922	155,689
Delta Apparel, Inc.*	300	9,330
G-III Apparel Group Ltd.*	1,508	50,518
Kontoor Brands, Inc.	1,500	62,985
Oxford Industries, Inc.	508	38,313

	Number of Shares	Value†

Apparel — (continued)
Rocky Brands, Inc.	200	$5,886
Steven Madden Ltd.	2,773	119,267
Superior Group of Cos, Inc.	200	2,708
Unifi, Inc.*	460	11,619
Weyco Group, Inc.	200	5,290
Wolverine World Wide, Inc.	2,682	90,491

		648,443

Auto Manufacturers — 0.1%
Blue Bird Corp.*	392	8,985
Navistar International Corp.*	1,600	46,304
REV Group, Inc.	1,000	12,230
Wabash National Corp.	1,800	26,442

		93,961

Auto Parts & Equipment — 1.1%
Adient PLC*	3,000	63,750
Altra Industrial Motion Corp.	2,203	79,771
American Axle & Manufacturing Holdings, Inc.*	3,716	39,984
Commercial Vehicle Group, Inc.*	1,000	6,350
Cooper Tire & Rubber Co.	1,749	50,284
Cooper-Standard Holdings, Inc.*	600	19,896
Dana, Inc.	4,596	83,647
Dorman Products, Inc.*	892	67,542
Douglas Dynamics, Inc.	700	38,500
Gentherm, Inc.*	1,068	47,408
Meritor, Inc.*	2,445	64,035
Miller Industries, Inc.	443	16,449
Modine Manufacturing Co.*	1,577	12,143
Motorcar Parts of America, Inc.*	700	15,421
Spartan Motors, Inc.	1,000	18,080
Standard Motor Products, Inc.	700	37,254
Telenav, Inc.*	1,000	4,860
Tenneco, Inc., Class A	1,600	20,960
Titan International, Inc.	1,913	6,925
Visteon Corp.*	900	77,931

		771,190

Banks — 9.3%
1st Constitution Bancorp	100	2,213
1st Source Corp.	488	25,317
ACNB Corp.	300	11,346
Allegiance Bancshares, Inc.*	700	26,320
Amalgamated Bank, Class A	300	5,835
Amerant Bancorp, Inc.*	700	15,253
American National Bankshares, Inc.	400	15,828
Ameris Bancorp	2,012	85,590
Ames National Corp.	299	8,390
Arrow Financial Corp.	424	16,027
Atlantic Capital Bancshares, Inc.*	800	14,680
Atlantic Union Bankshares Corp.	2,607	97,893
BancFirst Corp.	620	38,713
Banco Latinoamericano de Comercio Exterior S.A.	1,110	23,732
BancorpSouth Bank	3,249	102,051

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Bank First Corp.	200	$14,002
Bank of Commerce Holdings	300	3,471
Bank of Marin Bancorp	480	21,624
Bankwell Financial Group, Inc.	300	8,652
Banner Corp.	1,100	62,249
Bar Harbor Bankshares	597	15,158
Baycom Corp.*	400	9,096
BCB Bancorp, Inc.	400	5,516
Bridge Bancorp, Inc.	507	17,000
Bridgewater Bancshares Inc.*	700	9,646
Bryn Mawr Bank Corp.	632	26,064
Business First Bancshares, Inc.	400	9,972
Byline Bancorp, Inc.	900	17,613
C&F Financial Corp.	100	5,533
Cadence BanCorp	4,206	76,255
Cambridge Bancorp	100	8,015
Camden National Corp.	539	24,826
Capital Bancorp, Inc.*	400	5,956
Capital City Bank Group, Inc.	469	14,304
Capstar Financial Holdings, Inc.	600	9,990
Carolina Financial Corp.	700	30,261
Carter Bank & Trust*	800	18,976
Cathay General Bancorp	2,450	93,222
CenterState Bank Corp.	4,005	100,045
Central Pacific Financial Corp.	900	26,622
Central Valley Community Bancorp	400	8,668
Century Bancorp, Inc., Class A	69	6,207
Chemung Financial Corp.	100	4,250
Citizens & Northern Corp.	356	10,057
City Holding Co.	548	44,909
Civista Bancshares, Inc.	400	9,600
CNB Financial Corp.	474	15,490
Coastal Financial Corp.*	300	4,941
Codorus Valley Bancorp, Inc.	276	6,356
Colony Bankcorp, Inc.	300	4,950
Columbia Banking System, Inc.	2,368	96,342
Community Bank System, Inc.	1,637	116,129
Community Trust Bancorp, Inc.	483	22,527
ConnectOne Bancorp, Inc.	1,060	27,263
CrossFirst Bankshares, Inc.*	400	5,768
Customers Bancorp, Inc.*	980	23,334
CVB Financial Corp.	4,292	92,621
Eagle Bancorp, Inc.	1,073	52,180
Enterprise Bancorp, Inc.	313	10,601
Enterprise Financial Services Corp.	782	37,700
Equity Bancshares, Inc., Class A*	500	15,435
Esquire Financial Holdings, Inc.*	300	7,821
Evans Bancorp, Inc.	200	8,020
Farmers & Merchants Bancorp, Inc.	400	12,060
Farmers National Banc Corp.	700	11,424
FB Financial Corp.	500	19,795
Fidelity D&D Bancorp, Inc.	100	6,221
Financial Institutions, Inc.	440	14,124
First Bancorp	924	36,877
First BanCorp Puerto Rico	7,200	76,248
First Bancorp, Inc.	434	13,120

	Number of Shares	Value†

Banks — (continued)
First Bank/Hamilton NJ	800	$8,840
First Busey Corp.	1,713	47,107
First Business Financial Services, Inc.	200	5,266
First Choice Bancorp	300	8,088
First Commonwealth Financial Corp.	3,321	48,188
First Community Bankshares, Inc.	426	13,215
First Financial Bancorp	3,282	83,494
First Financial Bankshares, Inc.	4,204	147,560
First Financial Corp.	380	17,374
First Foundation, Inc.	1,200	20,880
First Guaranty Bancshares, Inc.	220	4,789
First Internet Bancorp	300	7,113
First Interstate BancSystem, Inc., Class A	1,287	53,951
First Merchants Corp.	1,830	76,110
First Mid Bancshares, Inc.	500	17,625
First Midwest Bancorp, Inc.	3,614	83,339
First Northwest Bancorp	200	3,626
FNCB Bancorp, Inc.	800	6,760
Franklin Financial Network, Inc.	400	13,732
Franklin Financial Services Corp.	200	7,738
Fulton Financial Corp.	5,303	92,431
FVCBankcorp, Inc.*	500	8,735
German American Bancorp, Inc.	838	29,850
Glacier Bancorp, Inc.	2,921	134,337
Great Southern Bancorp, Inc.	371	23,492
Great Western Bancorp, Inc.	1,900	66,006
Guaranty Bancshares, Inc.	300	9,864
Hancock Whitney Corp.	2,878	126,287
Hanmi Financial Corp.	913	18,255
HarborOne Bancorp, Inc.*	1,077	11,836
Hawthorn Bancshares, Inc.	200	5,100
Heartland Financial USA, Inc.	1,117	55,560
Heritage Commerce Corp.	1,900	24,377
Heritage Financial Corp.	1,230	34,809
Home BancShares, Inc.	5,035	98,988
Hope Bancorp, Inc.	4,067	60,436
Horizon Bancorp, Inc.	1,350	25,650
Howard Bancorp, Inc.*	500	8,440
IBERIABANK Corp.	1,746	130,653
Independent Bank Corp.	800	18,120
Independent Bank Corp.	1,055	87,829
Independent Bank Group, Inc.	1,150	63,756
International Bancshares Corp.	1,825	78,603
Investar Holding Corp.	300	7,200
Kearny Financial Corp.	2,745	37,963
Lakeland Bancorp, Inc.	1,711	29,737
Lakeland Financial Corp.	791	38,704
LCNB Corp.	400	7,720
Level One Bancorp, Inc.	200	5,032
Live Oak Bancshares, Inc.	900	17,109
Luther Burbank Corp.	800	9,224
Macatawa Bank Corp.	800	8,904
Mackinac Financial Corp.	400	6,984
MainStreet Bancshares, Inc.*	300	6,900
Mercantile Bank Corp.	500	18,235

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Merchants Bancorp	200	$3,942
Metrocity Bankshares, Inc.	600	10,506
Metropolitan Bank Holding Corp.*	200	9,646
Mid Penn Bancorp, Inc.	200	5,760
Midland States Bancorp, Inc.	700	20,272
MidWestOne Financial Group, Inc.	400	14,492
MVB Financial Corp.	200	4,984
National Bankshares, Inc.	219	9,840
NBT Bancorp, Inc.	1,469	59,583
Nicolet Bankshares, Inc.*	300	22,155
Northeast Bank	300	6,597
Northrim BanCorp, Inc.	200	7,660
Norwood Financial Corp.	200	7,780
Oak Valley Bancorp	113	2,199
OFG Bancorp	1,510	35,651
Ohio Valley Banc Corp.	200	7,924
Old National Bancorp	5,561	101,711
Old Second Bancorp, Inc.	800	10,776
OP Bancorp	700	7,259
Opus Bank	700	18,109
Origin Bancorp, Inc.	600	22,704
Orrstown Financial Services, Inc.	400	9,048
Pacific Mercantile Bancorp*	800	6,496
Park National Corp.	424	43,409
Parke Bancorp, Inc.	400	10,156
PCB Bancorp	300	5,184
PCSB Financial Corp.	500	10,125
Peapack Gladstone Financial Corp.	636	19,652
Penns Woods Bancorp, Inc.	252	8,961
People’s Utah Bancorp	600	18,072
Peoples Bancorp of North Carolina, Inc.	200	6,570
Peoples Bancorp, Inc.	572	19,826
Peoples Financial Services Corp.	200	10,070
Pioneer Bancorp, Inc.*	500	7,655
Preferred Bank	500	30,045
Premier Financial Bancorp, Inc.	550	9,977
Provident Bancorp, Inc.*	404	5,030
QCR Holdings, Inc.	500	21,930
RBB Bancorp	600	12,702
Red River Bancshares, Inc.*	200	11,212
Reliant Bancorp, Inc.	400	8,896
Renasant Corp.	1,835	64,996
Republic Bancorp, Inc., Class A	287	13,432
Republic First Bancorp, Inc.*	1,700	7,106
Richmond Mutual Bancorporation, Inc.*	600	9,576
S&T Bancorp, Inc.	1,281	51,611
Sandy Spring Bancorp, Inc.	1,150	43,562
SB One Bancorp	200	4,984
Seacoast Banking Corp of Florida*	1,740	53,192
Select Bancorp, Inc.*	300	3,690
ServisFirst Bancshares, Inc.	1,600	60,288
Shore Bancshares, Inc.	300	5,208
Sierra Bancorp	412	11,997
Simmons First National Corp., Class A	3,096	82,942
SmartFinancial, Inc.	400	9,460

	Number of Shares	Value†

Banks — (continued)
South Plains Financial, Inc.	400	$8,348
South State Corp.	1,080	93,690
Southern First Bancshares, Inc.*	200	8,498
Southern National Bancorp of Virginia, Inc.	600	9,810
Southside Bancshares, Inc.	1,071	39,777
Spirit of Texas Bancshares, Inc.*	400	9,200
Sterling Bancorp, Inc.	700	5,670
Stock Yards Bancorp, Inc.	667	27,387
Summit Financial Group, Inc.	400	10,836
The Bancorp, Inc.*	1,512	19,611
The Bank of NT Butterfield & Son Ltd.	1,700	62,934
The Bank of Princeton	200	6,298
The Community Financial Corp.	100	3,557
The First Bancshares, Inc.	500	17,760
The First of Long Island Corp.	889	22,296
Tompkins Financial Corp.	458	41,907
Towne Bank	2,177	60,564
TriCo Bancshares	898	36,647
TriState Capital Holdings, Inc.*	700	18,284
Triumph Bancorp, Inc.*	700	26,614
TrustCo Bank Corp.	3,252	28,195
Trustmark Corp.	2,030	70,055
UMB Financial Corp.	1,481	101,656
Union Bankshares, Inc., Morrisville VT	100	3,626
United Bankshares, Inc.	3,156	122,011
United Community Banks, Inc.	2,678	82,697
United Security Bancshares	700	7,511
Unity Bancorp, Inc.	200	4,514
Univest Corp.	987	26,432
Valley National Bancorp	12,483	142,930
Veritex Holdings, Inc.	1,653	48,152
Walker & Dunlop, Inc.	900	58,212
Washington Trust Bancorp, Inc.	470	25,281
WesBanco, Inc.	2,130	80,493
West Bancorporation, Inc.	478	12,251
Westamerica Bancorporation	873	59,163
Western New England Bancorp, Inc.	1,000	9,630

		6,525,322

Beverages — 0.3%
Celsius Holdings, Inc.*	1,100	5,313
Coca-Cola Consolidated, Inc.	152	43,176
Craft Brew Alliance, Inc.*	200	3,300
Farmer Brothers Co.*	204	3,072
MGP Ingredients, Inc.	400	19,380
National Beverage Corp.*	442	22,551
New Age Beverages Corp.*	2,800	5,096
Primo Water Corp.*	1,000	11,225
The Boston Beer Co., Inc., Class A*	280	105,798

		218,911

Biotechnology — 6.3%
Abeona Therapeutics, Inc.*	900	2,943
ACADIA Pharmaceuticals, Inc.*	3,700	158,286
Acceleron Pharma, Inc.*	1,500	79,530
Achillion Pharmaceuticals, Inc.*	4,300	25,929

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Acorda Therapeutics, Inc.*	1,731	$3,531
ADMA Biologics, Inc.*	1,300	5,200
Aduro Biotech, Inc.*	2,800	3,304
Adverum Biotechnologies, Inc.*	1,700	19,584
Affimed N.V.*	2,600	7,124
Agenus, Inc.*	3,200	13,024
AgeX Therapeutics, Inc.*	310	564
Akero Therapeutics, Inc.*	200	4,439
Albireo Pharma, Inc.*	300	7,626
Aldeyra Therapeutics, Inc.*	400	2,324
Allakos, Inc.*	600	57,216
Allogene Therapeutics, Inc.*	1,300	33,774
AMAG Pharmaceuticals, Inc.*	956	11,635
Amicus Therapeutics, Inc.*	8,200	79,868
AnaptysBio, Inc.*	800	13,000
Anavex Life Sciences Corp.*	1,900	4,921
ANI Pharmaceuticals, Inc.*	300	18,501
Aprea Therapeutics, Inc.*	200	9,178
Arcus Biosciences, Inc.*	1,200	12,120
Ardelyx, Inc.*	1,400	10,507
Arena Pharmaceuticals, Inc.*	1,650	74,943
ArQule, Inc.*	3,600	71,856
Arrowhead Pharmaceuticals, Inc.*	3,100	196,633
Assembly Biosciences, Inc.*	700	14,322
Atara Biotherapeutics, Inc.*	1,900	31,293
Athersys, Inc.*	3,600	4,428
Audentes Therapeutics, Inc.*	1,500	89,760
Avid Bioservices, Inc.*	2,100	16,107
Avrobio, Inc.*	500	10,065
Baudax Bio, Inc.*	200	1,384
BioCryst Pharmaceuticals, Inc.*	3,400	11,730
Biohaven Pharmaceutical Holding Co., Ltd.*	1,300	70,772
Blueprint Medicines Corp.*	1,600	128,176
Bridgebio Pharma, Inc.*	800	28,040
CASI Pharmaceuticals, Inc.*	1,600	4,944
CEL-SCI Corp.*	1,100	10,065
Cellular Biomedicine Group, Inc.*	300	4,872
Cerecor, Inc.*	1,000	5,390
ChromaDex Corp.*	800	3,448
Coherus Biosciences, Inc.*	2,200	39,611
Constellation Pharmaceuticals, Inc.*	400	18,844
Cortexyme, Inc.*	400	22,456
Crinetics Pharmaceuticals, Inc.*	300	7,527
Cue Biopharma, Inc.*	700	11,112
Cymabay Therapeutics, Inc.*	2,600	5,096
Cytokinetics, Inc.*	2,000	21,220
CytomX Therapeutics, Inc.*	1,500	12,465
Deciphera Pharmaceuticals, Inc.*	600	37,344
Denali Therapeutics, Inc.*	1,500	26,130
Dermira, Inc.*	1,700	25,772
Dicerna Pharmaceuticals, Inc.*	1,700	37,451
Dynavax Technologies Corp.*	2,320	13,270
Editas Medicine, Inc.*	1,700	50,337
Eidos Therapeutics, Inc.*	300	17,217
Eiger BioPharmaceuticals, Inc.*	900	13,410

	Number of Shares	Value†

Biotechnology — (continued)
Eloxx Pharmaceuticals, Inc.*	800	$5,888
Emergent BioSolutions, Inc.*	1,458	78,659
Enzo Biochem, Inc.*	1,800	4,734
Epizyme, Inc.*	2,400	59,040
Evelo Biosciences, Inc.*	700	2,842
Evolus, Inc.*	600	7,302
EyePoint Pharmaceuticals, Inc.*	3,000	4,650
Fate Therapeutics, Inc.*	1,900	37,183
FibroGen, Inc.*	2,600	111,514
Five Prime Therapeutics, Inc.*	1,100	5,049
Forty Seven, Inc.*	700	27,559
Geron Corp.*	6,550	8,908
GlycoMimetics, Inc.*	1,300	6,877
Gossamer Bio, Inc.*	1,400	21,882
Halozyme Therapeutics, Inc.*	4,589	81,363
Homology Medicines, Inc.*	900	18,630
IGM Biosciences, Inc.*	200	7,632
ImmunoGen, Inc.*	4,863	24,826
Immunomedics, Inc.*	5,836	123,490
Innoviva, Inc.*	2,300	32,568
Inovio Pharmaceuticals, Inc.*	2,500	8,250
Insmed, Inc.*	3,000	71,640
Intellia Therapeutics, Inc.*	1,300	19,071
Intercept Pharmaceuticals, Inc.*	807	100,003
Intrexon Corp.*	2,700	14,796
Iovance Biotherapeutics, Inc.*	3,700	102,416
Karuna Therapeutics, Inc.*	200	15,068
Karyopharm Therapeutics, Inc.*	1,900	36,423
Kezar Life Sciences, Inc.*	300	1,203
Kiniksa Pharmaceuticals Ltd., Class A*	300	3,318
Krystal Biotech, Inc.*	300	16,614
Kura Oncology, Inc.*	1,100	15,125
Lexicon Pharmaceuticals, Inc.*	1,760	7,304
Ligand Pharmaceuticals, Inc.*	562	58,611
Lineage Cell Therapeutics, Inc.*	3,100	2,759
Liquidia Technologies, Inc.*	600	2,565
Livongo Health, Inc.*	500	12,530
LogicBio Therapeutics, Inc.*	400	2,880
MacroGenics, Inc.*	1,700	18,496
Magenta Therapeutics, Inc.*	600	9,096
Marker Therapeutics, Inc.*	1,100	3,168
MEI Pharma, Inc.*	2,800	6,944
MeiraGTx Holdings PLC*	500	10,010
Molecular Templates, Inc.*	500	6,993
Momenta Pharmaceuticals, Inc.*	3,282	64,754
Myriad Genetics, Inc.*	2,300	62,629
NeoGenomics, Inc.*	3,200	93,600
NextCure, Inc.*	500	28,165
NGM Biopharmaceuticals, Inc.*	800	14,792
Novavax, Inc.*	811	3,228
Omeros Corp.*	1,500	21,135
Pacific Biosciences of California, Inc.*	4,600	23,644
Palatin Technologies, Inc.*	4,900	3,833
Paratek Pharmaceuticals, Inc.*	900	3,627
PDL BioPharma, Inc.*	4,517	14,658

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Pfenex, Inc.*	1,200	$13,176
Phathom Pharmaceuticals, Inc.*	400	12,456
Pieris Pharmaceuticals, Inc.*	1,300	4,706
PolarityTE, Inc.*	300	780
Precision BioSciences, Inc.*	1,200	16,668
Prothena Corp. PLC*	1,400	22,162
PTC Therapeutics, Inc.*	2,000	96,060
Puma Biotechnology, Inc.*	900	7,875
REGENXBIO, Inc.*	1,100	45,067
Repligen Corp.*	1,700	157,250
Replimune Group, Inc.*	500	7,175
resTORbio, Inc.*	600	894
Retrophin, Inc.*	1,500	21,300
Rigel Pharmaceuticals, Inc.*	6,090	13,033
Rubius Therapeutics, Inc.*	1,300	12,350
Sangamo Therapeutics, Inc.*	4,003	33,505
Savara, Inc.*	1,000	4,480
Scholar Rock Holding Corp.*	600	7,908
Senseonics Holdings, Inc.*	2,500	2,290
Solid Biosciences, Inc.*	400	1,780
Spectrum Pharmaceuticals, Inc.*	3,614	13,155
Springworks Therapeutics, Inc.*	300	11,547
Stemline Therapeutics, Inc.*	1,400	14,882
Stoke Therapeutics, Inc.*	300	8,496
Strongbridge Biopharma PLC*	1,700	3,553
Syndax Pharmaceuticals, Inc.*	800	7,024
Synlogic, Inc.*	600	1,548
Synthorx, Inc.*	300	20,967
TCR2 Therapeutics, Inc.*	400	5,712
The Medicines Co.*	2,492	211,670
Theravance Biopharma, Inc.*	1,500	38,835
Tocagen, Inc.*	1,000	533
Translate Bio, Inc.*	1,100	8,954
TransMedics Group, Inc.*	300	5,703
Twist Bioscience Corp.*	800	16,800
Ultragenyx Pharmaceutical, Inc.*	1,700	72,607
UNITY Biotechnology, Inc.*	900	6,489
Veracyte, Inc.*	1,600	44,672
Vericel Corp.*	1,400	24,360
Viking Therapeutics, Inc.*	2,400	19,248
WaVe Life Sciences Ltd.*	700	5,611
X4 Pharmaceuticals, Inc.*	300	3,210
XBiotech, Inc.*	700	13,065
Xencor, Inc.*	1,600	55,024
Y-mAbs Therapeutics, Inc.*	700	21,875
ZIOPHARM Oncology, Inc.*	5,727	27,031

		4,415,048

Building Materials — 1.9%
AAON, Inc.	1,385	68,433
American Woodmark Corp.*	569	59,466
Apogee Enterprises, Inc.	843	27,398
Armstrong Flooring, Inc.*	500	2,135
Boise Cascade Co.	1,300	47,489
Builders FirstSource, Inc.*	3,773	95,872
Caesarstone Ltd.	600	9,042

	Number of Shares	Value†

Building Materials — (continued)
Comfort Systems USA, Inc.	1,227	$61,166
Continental Building Products, Inc.*	1,200	43,716
Cornerstone Building Brands, Inc.*	1,664	14,161
Forterra, Inc.*	400	4,624
Foundation Building Materials, Inc.*	500	9,675
Gibraltar Industries, Inc.*	1,101	55,534
Griffon Corp.	1,256	25,534
JELD-WEN Holding, Inc.*	2,300	53,843
Louisiana-Pacific Corp.	3,894	115,535
Masonite International Corp.*	800	57,768
Patrick Industries, Inc.	775	40,633
PGT Innovations, Inc.*	1,900	28,329
Quanex Building Products Corp.	1,025	17,507
Select Interior Concepts, Inc., Class A*	900	8,091
Simpson Manufacturing Co., Inc.	1,485	119,142
Summit Materials, Inc., Class A*	3,805	90,940
Trex Co., Inc.*	1,924	172,929
Universal Forest Products, Inc.	1,949	92,967
US Concrete, Inc.*	500	20,830

		1,342,759

Chemicals — 1.8%
AdvanSix, Inc.*	1,000	19,960
American Vanguard Corp.	1,078	20,989
Amyris, Inc.*	1,500	4,635
Balchem Corp.	1,005	102,138
Codexis, Inc.*	1,700	27,183
Ferro Corp.*	2,838	42,088
GCP Applied Technologies, Inc.*	1,900	43,149
H.B. Fuller Co.	1,680	86,638
Hawkins, Inc.	349	15,988
Ingevity Corp.*	1,400	122,332
Innophos Holdings, Inc.	596	19,060
Innospec, Inc.	800	82,752
Intrepid Potash, Inc.*	3,700	10,027
Koppers Holdings, Inc.*	620	23,696
Kraton Corp.*	1,041	26,358
Kronos Worldwide, Inc.	900	12,060
Landec Corp.*	718	8,121
Minerals Technologies, Inc.	1,128	65,007
Oil-Dri Corp of America	97	3,516
OMNOVA Solutions, Inc.*	1,268	12,819
Orion Engineered Carbons S.A.	2,100	40,530
PolyOne Corp.	2,555	93,998
PQ Group Holdings, Inc.*	1,100	18,898
Quaker Chemical Corp.	417	68,605
Rayonier Advanced Materials, Inc.	1,900	7,296
Rogers Corp.*	624	77,831
Sensient Technologies Corp.	1,358	89,750
Stepan Co.	708	72,528
Tronox Holdings PLC, Class A	2,900	33,118

		1,251,070

Coal — 0.2%
Arch Coal, Inc., Class A	500	35,870
CONSOL Energy, Inc.*	900	13,059

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Coal — (continued)
Hallador Energy Co.	900	$2,673
NACCO Industries, Inc., Class A	122	5,713
Peabody Energy Corp.	2,300	20,976
SunCoke Energy, Inc.	2,541	15,831
Warrior Met Coal, Inc.	1,800	38,034

		132,156

Commercial Services — 5.3%
Aaron’s, Inc.	2,200	125,642
ABM Industries, Inc.	2,239	84,433
Acacia Research Corp.*	1,880	5,001
Adtalem Global Education, Inc.*	1,800	62,946
Alarm.com Holdings, Inc.*	1,200	51,564
American Public Education, Inc.*	555	15,201
AMN Healthcare Services, Inc.*	1,509	94,026
Arlo Technologies, Inc.*	2,433	10,243
ASGN, Inc.*	1,652	117,242
Avis Budget Group, Inc.*	1,900	61,256
B. Riley Financial, Inc.	600	15,108
Barrett Business Services, Inc.	242	21,891
BG Staffing, Inc.	400	8,756
BrightView Holdings, Inc.*	900	15,183
Cardtronics PLC, Class A*	1,263	56,393
Care.com, Inc.*	800	12,024
Career Education Corp.*	2,300	42,297
Carriage Services, Inc.	600	15,360
Cass Information Systems, Inc.	498	28,755
CBIZ, Inc.*	1,740	46,910
Chegg, Inc.*	3,900	147,849
Cimpress PLC*	642	80,744
Collectors Universe, Inc.	300	6,915
CorVel Corp.*	262	22,888
CRA International, Inc.	274	14,925
Cross Country Healthcare, Inc.*	1,084	12,596
Deluxe Corp.	1,407	70,237
Emerald Expositions Events, Inc.	700	7,385
Ennis, Inc.	858	18,576
Everi Holdings, Inc.*	2,400	32,232
EVERTEC, Inc.	2,039	69,408
Evo Payments, Inc., Class A*	1,100	29,051
ExlService Holdings, Inc.*	1,100	76,406
Forrester Research, Inc.*	375	15,638
Franklin Covey Co.*	397	12,795
FTI Consulting, Inc.*	1,256	138,989
Great Lakes Dredge & Dock Corp.*	1,951	22,105
Green Dot Corp., Class A*	1,642	38,259
Healthcare Services Group, Inc.	2,480	60,314
HealthEquity, Inc.*	2,300	170,361
Heidrick & Struggles International, Inc.	669	21,742
Herc Holdings, Inc.*	800	39,152
Hertz Global Holdings, Inc.*	3,170	49,927
HMS Holdings Corp.*	2,915	86,284
Huron Consulting Group, Inc.*	728	50,028
I3 Verticals, Inc., Class A*	400	11,300
ICF International, Inc.	548	50,208
Information Services Group, Inc.*	1,600	4,048

	Number of Shares	Value†

Commercial Services — (continued)
Insperity, Inc.	1,234	$106,173
International Money Express, Inc.*	500	6,020
James River Group Holdings Ltd.	1,000	41,210
K12, Inc.*	1,252	25,478
Kelly Services, Inc., Class A	1,014	22,896
Kforce, Inc.	686	27,234
Korn Ferry	1,890	80,136
Laureate Education, Inc., Class A*	3,900	68,679
LiveRamp Holdings, Inc.*	2,167	104,168
Matthews International Corp., Class A	1,005	38,361
McGrath RentCorp	753	57,635
Medifast, Inc.	364	39,887
Monro, Inc.	1,037	81,093
National Research Corp.	387	25,519
PRGX Global, Inc.*	1,100	5,412
Progyny, Inc.*	400	10,980
Quad/Graphics, Inc.	1,300	6,071
Rent-A-Center, Inc.	1,553	44,789
Resources Connection, Inc.	922	15,056
RR Donnelley & Sons Co.	2,700	10,665
SEACOR Marine Holdings, Inc.*	603	8,315
SP Plus Corp.*	693	29,404
Strategic Education, Inc.	718	114,090
Team, Inc.*	983	15,699
Textainer Group Holdings Ltd.*	1,712	18,336
The Brink’s Co.	1,610	145,995
The Hackett Group, Inc.	716	11,556
The Providence Service Corp.*	400	23,672
TriNet Group, Inc.*	1,500	84,915
TrueBlue, Inc.*	1,376	33,107
Vectrus, Inc.*	400	20,504
Viad Corp.	671	45,292
Willdan Group, Inc.*	300	9,534
WW International, Inc.*	1,600	61,136

		3,689,610

Computers — 2.3%
3D Systems Corp.*	3,600	31,500
A10 Networks, Inc.*	2,000	13,740
Agilysys, Inc.*	776	19,718
Conduent, Inc.*	6,100	37,820
Cubic Corp.	1,069	67,956
Diebold Nixdorf, Inc.*	2,400	25,344
ForeScout Technologies, Inc.*	1,400	45,920
Immersion Corp.*	842	6,256
Insight Enterprises, Inc.*	1,143	80,342
LivePerson, Inc.*	2,025	74,925
Lumentum Holdings, Inc.*	2,513	199,281
MAXIMUS, Inc.	2,088	155,326
Mitek Systems, Inc.*	1,400	10,710
MTS Systems Corp.	560	26,897
NetScout Systems, Inc.*	2,265	54,519
OneSpan, Inc.*	1,028	17,599
PAR Technology Corp.*	300	9,222
Parsons Corp.*	700	28,896
Perspecta, Inc.	4,600	121,624

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Computers — (continued)
Ping Identity Holding Corp.*	500	$12,150
PlayAGS, Inc.*	800	9,704
Qualys, Inc.*	1,100	91,707
Rimini Street, Inc.*	900	3,492
Science Applications International Corp.	1,915	166,643
StarTek, Inc.*	700	5,586
Stratasys Ltd.*	1,800	36,405
Sykes Enterprises, Inc.*	1,336	49,419
Tenable Holdings, Inc.*	1,300	31,148
TTEC Holdings, Inc.	507	20,087
Unisys Corp.*	1,624	19,261
Varonis Systems, Inc.*	1,000	77,710
Virtusa Corp.*	989	44,831
Vocera Communications, Inc.*	1,100	22,836

		1,618,574

Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co.*	1,800	55,728
elf Beauty, Inc.*	800	12,904
Inter Parfums, Inc.	524	38,100
Revlon, Inc., Class A*	270	5,783

		112,515

Distribution & Wholesale — 0.8%
Anixter International, Inc.*	1,034	95,232
Beacon Roofing Supply, Inc.*	2,281	72,946
BlueLinx Holdings, Inc.*	300	4,275
Core-Mark Holding Co., Inc.	1,564	42,525
EVI Industries, Inc.	200	5,408
Fossil Group, Inc.*	1,700	13,396
H&E Equipment Services, Inc.	1,059	35,402
Owens & Minor, Inc.	2,276	11,767
ScanSource, Inc.*	881	32,553
SiteOne Landscape Supply, Inc.*	1,300	117,845
Titan Machinery, Inc.*	523	7,730
Triton International Ltd.	1,793	72,079
Veritiv Corp.*	500	9,835
Wesco Aircraft Holdings, Inc.*	1,540	16,971

		537,964

Diversified Financial Services — 2.1%
Aircastle Ltd.	1,676	53,649
Altisource Portfolio Solutions S.A.*	300	5,799
Ares Management Corp., Class A	2,300	82,087
Artisan Partners Asset Management, Inc., Class A	1,700	54,944
Assetmark Financial Holdings, Inc.*	500	14,510
Boston Private Financial Holdings, Inc.	2,758	33,179
Brightsphere Investment Group, Inc.	2,200	22,484
CBTX, Inc.	500	15,560
Cohen & Steers, Inc.	717	44,999
Columbia Financial, Inc.*	1,600	27,104
Cowen, Inc., Class A*	947	14,915
Curo Group Holdings Corp.*	400	4,872
Diamond Hill Investment Group, Inc.	107	15,029
Elevate Credit, Inc.*	1,100	4,895

	Number of Shares	Value†

Diversified Financial Services — (continued)
Encore Capital Group, Inc.*	1,097	$38,790
Enova International, Inc.*	929	22,352
EZCORP, Inc., Class A*	1,766	12,044
Federal Agricultural Mortgage Corp., Class C	300	25,050
Federated Investors, Inc., Class B	3,100	101,029
Focus Financial Partners, Inc., Class A*	1,100	32,417
GAIN Capital Holdings, Inc.	800	3,160
GAMCO Investors, Inc., Class A	215	4,190
Greenhill & Co., Inc.	500	8,540
Hamilton Lane, Inc., Class A	700	41,720
Houlihan Lokey, Inc.	1,400	68,418
INTL. FCStone, Inc.*	493	24,073
Ladenburg Thalmann Financial Services, Inc.	4,000	13,920
LendingClub Corp.*	2,360	29,783
Marlin Business Services Corp.	200	4,396
MMA Capital Holdings, Inc.*	200	6,360
Moelis & Co., Class A	1,600	51,072
Mr. Cooper Group, Inc.*	2,292	28,673
Nelnet, Inc., Class A	599	34,886
Ocwen Financial Corp.*	3,800	5,206
On Deck Capital, Inc.*	2,200	9,108
Oppenheimer Holdings, Inc., Class A	238	6,540
Paysign, Inc.*	1,100	11,165
PennyMac Financial Services, Inc.	900	30,636
Piper Jaffray Cos.	487	38,931
PJT Partners, Inc., Class A	800	36,104
PRA Group, Inc.*	1,448	52,562
Pzena Investment Management, Inc., Class A	830	7,155
R1 RCM, Inc.*	3,600	46,728
Regional Management Corp.*	300	9,009
Sculptor Capital Management, Inc.	600	13,260
Silvercrest Asset Management Group, Inc., Class A	400	5,032
Stifel Financial Corp.	2,206	133,794
Teton Advisors, Inc., Class A	2	94
Virtus Investment Partners, Inc.	240	29,213
Waddell & Reed Financial, Inc., Class A	2,400	40,128
Westwood Holdings Group, Inc.	311	9,212
WisdomTree Investments, Inc.	4,800	23,232
World Acceptance Corp.*	213	18,403

		1,470,411

Electric — 1.9%
ALLETE, Inc.	1,751	142,129
Ameresco, Inc., Class A*	600	10,500
Atlantic Power Corp.*	4,127	9,616
Avista Corp.	2,139	102,864
Black Hills Corp.	2,048	160,850
Clearway Energy, Inc., Class A	1,100	21,032
Clearway Energy, Inc., Class C	2,400	47,880
El Paso Electric Co.	1,377	93,484
Genie Energy Ltd., Class B	600	4,638
MGE Energy, Inc.	1,142	90,012
NorthWestern Corp.	1,680	120,406
Ormat Technologies, Inc.	1,300	96,876
Otter Tail Corp.	1,292	66,267

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
PNM Resources, Inc.	2,610	$132,353
Portland General Electric Co.	2,956	164,915
Spark Energy, Inc., Class A	400	3,692
Unitil Corp.	463	28,623

		1,296,137

Electrical Components & Equipment — 1.0%
Advanced Energy Industries, Inc.*	1,293	92,062
American Superconductor Corp.*	900	7,065
Belden, Inc.	1,255	69,025
Encore Wire Corp.	671	38,515
Energous Corp.*	700	1,239
EnerSys	1,423	106,483
Generac Holdings, Inc.*	2,049	206,109
Graham Corp.	266	5,820
Insteel Industries, Inc.	691	14,849
nLight, Inc.*	1,200	24,336
Novanta, Inc.*	1,100	97,284
Powell Industries, Inc.	229	11,219
SunPower Corp.*	2,300	17,940
Vicor Corp.*	622	29,060

		721,006

Electronics — 1.9%
Akoustis Technologies, Inc.*	1,100	8,800
Allied Motion Technologies, Inc.	200	9,700
Applied Optoelectronics, Inc.*	700	8,316
AVX Corp.	1,600	32,752
Badger Meter, Inc.	918	59,606
Bel Fuse, Inc., Class B	269	5,514
Benchmark Electronics, Inc.	1,213	41,679
Brady Corp., Class A	1,557	89,154
FARO Technologies, Inc.*	620	31,217
Fitbit, Inc., Class A*	7,100	46,647
Fluidigm Corp.*	2,500	8,700
GoPro, Inc., Class A*	3,700	16,058
II-VI, Inc.*	3,018	101,616
IntriCon Corp.*	200	3,600
Iteris, Inc.*	1,200	5,988
Itron, Inc.*	1,100	92,345
Kimball Electronics, Inc.*	933	16,374
Mesa Laboratories, Inc.	122	30,427
Methode Electronics, Inc.	1,160	45,646
Napco Security Technologies, Inc.*	300	8,817
NVE Corp.	109	7,783
OSI Systems, Inc.*	557	56,112
Plexus Corp.*	903	69,477
Sanmina Corp.*	2,326	79,642
ShotSpotter, Inc.*	300	7,650
Stoneridge, Inc.*	873	25,596
Tech Data Corp.*	1,166	167,438
Transcat, Inc.*	300	9,558
TTM Technologies, Inc.*	3,129	47,091
Vishay Intertechnology, Inc.	4,500	95,805
Vishay Precision Group, Inc.*	300	10,200
Watts Water Technologies, Inc., Class A	917	91,480

	Number of Shares	Value†

Electronics — (continued)
ZAGG, Inc.*	900	$7,299

		1,338,087

Energy-Alternate Sources — 0.6%
Clean Energy Fuels Corp.*	4,200	9,828
Enphase Energy, Inc.*	2,900	75,777
FutureFuel Corp.	800	9,912
Green Plains, Inc.	1,167	18,007
Pattern Energy Group, Inc., Class A	3,000	80,265
Plug Power, Inc.*	6,800	21,488
Renewable Energy Group, Inc.*	1,200	32,340
REX American Resources Corp.*	192	15,736
Sunnova Energy International, Inc.*	600	6,696
Sunrun, Inc.*	3,900	53,859
TerraForm Power, Inc., Class A	2,579	39,691
TPI Composites, Inc.*	1,000	18,510
Vivint Solar, Inc.*	1,700	12,342

		394,451

Engineering & Construction — 1.4%
Aegion Corp.*	955	21,363
Arcosa, Inc.	1,500	66,825
Construction Partners, Inc., Class A*	500	8,435
Dycom Industries, Inc.*	1,053	49,649
EMCOR Group, Inc.	1,863	160,777
Exponent, Inc.	1,680	115,937
Granite Construction, Inc.	1,533	42,418
IES Holdings, Inc.*	200	5,132
KBR, Inc.	4,600	140,300
MasTec, Inc.*	1,964	126,010
Mistras Group, Inc.*	600	8,562
MYR Group, Inc.*	483	15,741
NV5 Global, Inc.*	300	15,135
Primoris Services Corp.	1,490	33,138
Sterling Construction Co.*	1,000	14,080
TopBuild Corp.*	1,100	113,388
Tutor Perini Corp.*	1,397	17,966
VSE Corp.	308	11,716
WillScot Corp.*	1,600	29,584

		996,156

Entertainment — 1.2%
AMC Entertainment Holdings, Inc., Class A	1,655	11,982
Churchill Downs, Inc.	1,146	157,231
Eldorado Resorts, Inc.*	2,200	131,208
Eros International PLC*	1,200	4,068
Golden Entertainment, Inc.*	600	11,532
IMAX Corp.*	1,800	36,774
Liberty Media Corp.-Liberty Braves, Class A*	300	8,895
Liberty Media Corp.-Liberty Braves, Class C*	1,100	32,494
Marriott Vacations Worldwide Corp.	1,360	175,114
Penn National Gaming, Inc.*	3,632	92,834
RCI Hospitality Holdings, Inc.	400	8,200
Reading International, Inc., Class A*	700	7,833
Red Rock Resorts, Inc., Class A	2,300	55,085
Scientific Games Corp.*	1,900	50,882

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Entertainment — (continued)
SeaWorld Entertainment, Inc.*	1,600	$50,736
Twin River Worldwide Holdings, Inc.	550	14,107

		848,975

Environmental Control — 0.7%
Advanced Disposal Services, Inc.*	2,400	78,888
Advanced Emissions Solutions, Inc.	600	6,300
AquaVenture Holdings Ltd.*	400	10,848
Casella Waste Systems, Inc., Class A*	1,500	69,045
CECO Environmental Corp.*	1,309	10,027
Covanta Holding Corp.	4,000	59,360
Energy Recovery, Inc.*	1,500	14,685
Evoqua Water Technologies Corp.*	2,400	45,480
Heritage-Crystal Clean, Inc.*	400	12,548
Pure Cycle Corp.*	400	5,036
Tetra Tech, Inc.	1,764	151,986
US Ecology, Inc.	840	48,645

		512,848

Food — 1.6%
B&G Foods, Inc.	2,172	38,944
BellRing Brands, Inc., Class A*	1,300	27,677
Cal-Maine Foods, Inc.	1,046	44,716
Calavo Growers, Inc.	551	49,915
Darling Ingredients, Inc.*	5,367	150,705
Fresh Del Monte Produce, Inc.	1,016	35,540
HF Foods Group, Inc.*	300	5,850
Hostess Brands, Inc.*	4,000	58,160
Ingles Markets, Inc., Class A	404	19,194
J&J Snack Foods Corp.	509	93,793
John B Sanfilippo & Son, Inc.	300	27,384
Lancaster Colony Corp.	621	99,422
Nathan’s Famous, Inc.	100	7,088
Natural Grocers by Vitamin Cottage, Inc.	400	3,948
Performance Food Group Co.*	3,400	175,032
Sanderson Farms, Inc.	653	115,072
Seneca Foods Corp., Class A*	211	8,607
SpartanNash Co.	1,130	16,091
The Chefs’ Warehouse, Inc.*	750	28,583
The Simply Good Foods Co.*	2,800	79,912
Tootsie Roll Industries, Inc.	519	17,719
United Natural Foods, Inc.*	1,900	16,644
Village Super Market, Inc., Class A	268	6,218
Weis Markets, Inc.	366	14,819

		1,141,033

Forest Products & Paper — 0.2%
Clearwater Paper Corp.*	378	8,074
Neenah, Inc.	574	40,427
P.H. Glatfelter Co.	1,359	24,870
Schweitzer-Mauduit International, Inc.	976	40,982
Verso Corp., Class A*	1,300	23,439

		137,792

Gas — 1.1%
Chesapeake Utilities Corp.	535	51,269

	Number of Shares	Value†

Gas — (continued)
New Jersey Resources Corp.	2,964	$132,106
Northwest Natural Holding Co.	950	70,044
ONE Gas, Inc.	1,700	159,069
RGC Resources, Inc.	200	5,716
South Jersey Industries, Inc.	2,980	98,280
Southwest Gas Holdings, Inc.	1,786	135,682
Spire, Inc.	1,656	137,961

		790,127

Hand & Machine Tools — 0.5%
Franklin Electric Co., Inc.	1,570	89,992
Kennametal, Inc.	2,700	99,603
Luxfer Holdings PLC	1,000	18,510
MSA Safety, Inc.	1,172	148,094

		356,199

Healthcare Products — 4.1%
Accelerate Diagnostics, Inc.*	951	16,072
Accuray, Inc.*	2,738	7,721
Alphatec Holdings, Inc.*	1,300	9,224
AngioDynamics, Inc.*	1,158	18,540
Apyx Medical Corp.*	1,400	11,844
AtriCure, Inc.*	1,200	39,012
Atrion Corp.	51	38,327
Avanos Medical, Inc.*	1,600	53,920
Axogen, Inc.*	1,200	21,468
Axonics Modulation Technologies, Inc.*	600	16,626
BioLife Solutions, Inc.*	300	4,854
BioSig Technologies, Inc.*	700	4,144
BioTelemetry, Inc.*	1,100	50,930
Cardiovascular Systems, Inc.*	1,100	53,449
CareDx, Inc.*	1,400	30,198
Celcuity, Inc.*	300	3,192
Cerus Corp.*	5,000	21,100
Conformis, Inc.*	2,500	3,750
CONMED Corp.	903	100,982
CryoLife, Inc.*	1,199	32,481
Cutera, Inc.*	500	17,905
CytoSorbents Corp.*	1,100	4,235
GenMark Diagnostics, Inc.*	1,700	8,177
Glaukos Corp.*	1,312	71,465
Globus Medical, Inc., Class A*	2,500	147,200
Haemonetics Corp.*	1,646	189,125
Hanger, Inc.*	1,300	35,893
Inogen, Inc.*	600	40,998
Inspire Medical Systems, Inc.*	400	29,684
Integer Holdings Corp.*	1,093	87,910
Intersect ENT, Inc.*	1,100	27,390
Invacare Corp.	1,190	10,734
iRadimed Corp.*	200	4,676
iRhythm Technologies, Inc.*	800	54,472
Lantheus Holdings, Inc.*	1,200	24,612
LeMaitre Vascular, Inc.	500	17,975
LivaNova PLC*	1,600	120,688
Luminex Corp.	1,353	31,335
Meridian Bioscience, Inc.	1,360	13,287

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Merit Medical Systems, Inc.*	1,775	$55,415
Misonix, Inc.*	300	5,583
NanoString Technologies, Inc.*	1,200	33,384
Natus Medical, Inc.*	1,175	38,763
Nevro Corp.*	1,000	117,540
Novocure Ltd.*	2,900	244,383
NuVasive, Inc.*	1,706	131,942
OPKO Health, Inc.*	12,301	18,082
OraSure Technologies, Inc.*	2,201	17,674
Orthofix Medical, Inc.*	571	26,369
OrthoPediatrics Corp.*	300	14,097
Patterson Cos., Inc.	2,800	57,344
Pulse Biosciences, Inc.*	400	5,364
Quanterix Corp.*	400	9,452
Quidel Corp.*	1,151	86,360
Rockwell Medical, Inc.*	1,800	4,392
RTI Surgical Holdings, Inc.*	2,035	5,576
SeaSpine Holdings Corp.*	600	7,206
Shockwave Medical, Inc.*	800	35,136
Sientra, Inc.*	1,000	8,940
Silk Road Medical, Inc.*	600	24,228
STAAR Surgical Co.*	1,500	52,755
Surmodics, Inc.*	473	19,596
Tactile Systems Technology, Inc.*	600	40,506
Tandem Diabetes Care, Inc.*	1,800	107,298
TransEnterix, Inc.*	461	678
Utah Medical Products, Inc.	100	10,790
Varex Imaging Corp.*	1,300	38,753
ViewRay, Inc.*	2,200	9,284
Wright Medical Group N.V.*	4,204	128,138
Zynex, Inc.	700	5,509

		2,836,132

Healthcare Services — 2.1%
Addus HomeCare Corp.*	400	38,888
Amedisys, Inc.*	1,024	170,926
American Renal Associates Holdings, Inc.*	400	4,148
Apollo Medical Holdings, Inc.*	100	1,841
Brookdale Senior Living, Inc.*	6,200	45,074
Catasys, Inc.*	300	4,893
Community Health Systems, Inc.*	3,600	10,440
Genesis Healthcare, Inc.*	1,861	3,052
Invitae Corp.*	3,000	48,390
LHC Group, Inc.*	988	136,107
Magellan Health, Inc.*	741	57,983
Medpace Holdings, Inc.*	900	75,654
Natera, Inc.*	1,900	64,011
National HealthCare Corp.	406	35,091
Neuronetics, Inc.*	400	1,796
Personalis, Inc.*	400	4,360
RadNet, Inc.*	1,500	30,450
Select Medical Holdings Corp.*	3,600	84,024
SI-BONE, Inc.*	400	8,600
Surgery Partners, Inc.*	700	10,959
Syneos Health, Inc.*	2,100	124,897
Teladoc Health, Inc.*	2,300	192,556

	Number of Shares	Value†

Healthcare Services — (continued)
Tenet Healthcare Corp.*	3,400	$129,302
The Ensign Group, Inc.	1,680	76,222
The Joint Corp.*	500	8,070
The Pennant Group, Inc.*	840	27,779
Tivity Health, Inc.*	1,689	34,363
Triple-S Management Corp., Class B*	831	15,365
U.S. Physical Therapy, Inc.	407	46,540
Vapotherm, Inc.*	200	2,432

		1,494,213

Holding Companies — 0.1%
Hilltop Holdings, Inc.	2,383	59,408
National Bank Holdings Corp., Class A	1,000	35,220
Tiptree, Inc.	1,100	8,954

		103,582

Home Builders — 1.1%
Beazer Homes USA, Inc.*	924	13,056
Cavco Industries, Inc.*	272	53,143
Century Communities, Inc.*	800	21,880
Green Brick Partners, Inc.*	600	6,888
Installed Building Products, Inc.*	700	48,209
KB Home	2,900	99,383
LGI Homes, Inc.*	700	49,455
M/I Homes, Inc.*	836	32,897
MDC Holdings, Inc.	1,637	62,468
Meritage Homes Corp.*	1,190	72,721
Skyline Corp.*	1,700	53,890
Taylor Morrison Home Corp.*	3,600	78,696
TRI Pointe Group, Inc.*	4,500	70,110
William Lyon Homes, Class A*	1,000	19,980
Winnebago Industries, Inc.	1,022	54,145

		736,921

Home Furnishings — 0.4%
Bassett Furniture Industries, Inc.	300	5,004
Daktronics, Inc.	1,209	7,363
Ethan Allen Interiors, Inc.	928	17,688
Flexsteel Industries, Inc.	200	3,984
Hamilton Beach Brands Holding Co., Class A	144	2,750
Hooker Furniture Corp.	300	7,707
iRobot Corp.*	919	46,529
Kimball International, Inc., Class B	1,244	25,713
La-Z-Boy, Inc.	1,562	49,172
Sleep Number Corp.*	972	47,861
Sonos, Inc.*	2,500	39,050
Universal Electronics, Inc.*	400	20,904

		273,725

Household Products & Wares — 0.5%
ACCO Brands Corp.	3,393	31,758
Central Garden & Pet Co.*	300	9,321
Central Garden & Pet Co., Class A*	1,402	41,163
Helen of Troy Ltd.*	816	146,709
Tupperware Brands Corp.	1,600	13,728

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — (continued)
WD-40 Co.	463	$89,887

		332,566

Housewares — 0.0%
Lifetime Brands, Inc.	400	2,780

Insurance — 2.8%
Ambac Financial Group, Inc.*	1,500	32,355
American Equity Investment Life Holding Co.	2,976	89,072
AMERISAFE, Inc.	608	40,146
Argo Group International Holdings Ltd.	1,032	67,854
BRP Group, Inc., Class A*	600	9,630
Citizens, Inc.*	1,466	9,896
CNO Financial Group, Inc.	4,993	90,523
Crawford & Co., Class A	700	8,029
Donegal Group, Inc., Class A	283	4,194
eHealth, Inc.*	720	69,178
Employers Holdings, Inc.	1,082	45,174
Enstar Group Ltd.*	387	80,055
Essent Group Ltd.	3,100	161,169
FBL Financial Group, Inc., Class A	327	19,270
FedNat Holding Co.	500	8,315
FGL Holdings	4,600	48,990
Genworth Financial, Inc., Class A*	17,000	74,800
Global Indemnity Ltd.	283	8,385
Goosehead Insurance, Inc., Class A	400	16,960
Greenlight Capital Re Ltd., Class A*	1,128	11,404
Hallmark Financial Services, Inc.*	555	9,751
HCI Group, Inc.	200	9,130
Health Insurance Innovations, Inc., Class A*	400	7,716
Heritage Insurance Holdings, Inc.	800	10,600
Horace Mann Educators Corp.	1,380	60,251
Independence Holding Co.	100	4,208
Investors Title Co.	39	6,209
Kinsale Capital Group, Inc.	700	71,162
MBIA, Inc.*	2,700	25,110
National General Holdings Corp.	2,200	48,620
National Western Life Group, Inc., Class A	74	21,525
NI Holdings, Inc.*	200	3,440
NMI Holdings, Inc., Class A*	2,100	69,678
Palomar Holdings, Inc.*	400	20,196
ProAssurance Corp.	1,800	65,052
ProSight Global, Inc.*	400	6,452
Protective Insurance Corp., Class B	325	5,229
Radian Group, Inc.	6,703	168,648
RLI Corp.	1,322	119,006
Safety Insurance Group, Inc.	482	44,599
Selective Insurance Group, Inc.	1,875	122,231
State Auto Financial Corp.	576	17,868
Stewart Information Services Corp.	808	32,958
Third Point Reinsurance Ltd.*	2,400	25,248
Trupanion, Inc.*	900	33,714
United Fire Group, Inc.	680	29,736
United Insurance Holdings Corp.	800	10,088
Universal Insurance Holdings, Inc.	1,051	29,418

	Number of Shares	Value†

Insurance — (continued)
Watford Holdings Ltd.*	700	$17,612

		1,990,854

Internet — 1.5%
1-800-Flowers.com, Inc., Class A*	737	10,686
Blucora, Inc.*	1,596	41,719
Boingo Wireless, Inc.*	1,400	15,330
Cardlytics, Inc.*	500	31,430
Cargurus, Inc.*	2,500	87,950
Cars.com, Inc.*	2,300	28,106
ChannelAdvisor Corp.*	900	8,136
Cogent Communications Holdings, Inc.	1,419	93,384
comScore, Inc.*	1,900	9,386
DHI Group, Inc.*	2,100	6,321
Endurance International Group Holdings, Inc.*	2,700	12,690
ePlus, Inc.*	430	36,245
Eventbrite, Inc., Class A*	1,300	26,221
EverQuote, Inc., Class A*	200	6,870
Groupon, Inc.*	15,000	35,850
HealthStream, Inc.*	900	24,480
Leaf Group Ltd.*	900	3,600
Limelight Networks, Inc.*	3,372	13,758
Liquidity Services, Inc.*	1,035	6,169
LiveXLive Media, Inc.*	1,500	2,318
NIC, Inc.	2,129	47,583
OptimizeRx Corp.*	500	5,135
Overstock.com, Inc.*	871	6,141
Perficient, Inc.*	1,045	48,143
Q2 Holdings, Inc.*	1,400	113,512
QuinStreet, Inc.*	1,615	24,726
Shutterstock, Inc.*	600	25,728
Stamps.com, Inc.*	562	46,938
Stitch Fix, Inc., Class A*	1,400	35,924
TechTarget, Inc.*	800	20,880
The Meet Group, Inc.*	2,300	11,523
The RealReal, Inc.*	600	11,310
The Rubicon Project, Inc.*	1,900	15,504
TrueCar, Inc.*	3,500	16,625
Tucows, Inc., Class A*	300	18,534
Upwork, Inc.*	2,000	21,340
VirnetX Holding Corp.*	2,283	8,675
Yelp, Inc.*	2,300	80,109
Zix Corp.*	1,848	12,529

		1,071,508

Investment Companies — 0.2%
Altus Midstream Co., Class A*	2,100	6,006
Cannae Holdings, Inc.*	2,300	85,537
Ellington Financial, Inc.	1,000	18,330
Medallion Financial Corp.*	900	6,543
PDL Community Bancorp*	400	5,880
Rafael Holdings, Inc., Class B*	400	7,136

		129,432

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Iron & Steel — 0.6%
AK Steel Holding Corp.*	9,700	$31,913
Allegheny Technologies, Inc.*	4,100	84,706
Carpenter Technology Corp.	1,600	79,648
Cleveland-Cliffs, Inc.	8,600	72,240
Commercial Metals Co.	3,900	86,853
Ryerson Holding Corp.*	400	4,732
Schnitzer Steel Industries, Inc., Class A	900	19,512
TimkenSteel Corp.*	1,400	11,004

		390,608

Leisure Time — 0.7%
Acushnet Holdings Corp.	1,100	35,750
Callaway Golf Co.	3,146	66,695
Camping World Holdings, Inc., Class A	1,200	17,688
Clarus Corp.	700	9,492
Drive Shack, Inc.*	2,400	8,784
Escalade, Inc.	600	5,898
Fox Factory Holding Corp.*	1,200	83,484
Johnson Outdoors, Inc., Class A	200	15,340
LCI Industries	791	84,740
Liberty TripAdvisor Holdings, Inc., Class A*	2,400	17,640
Lindblad Expeditions Holdings, Inc.*	700	11,445
Malibu Boats, Inc., Class A*	700	28,665
Marine Products Corp.	88	1,267
MasterCraft Boat Holdings, Inc.*	500	7,875
OneSpaWorld Holdings Ltd.*	1,600	26,944
Vista Outdoor, Inc.*	2,200	16,456
YETI Holdings, Inc.*	1,400	48,692

		486,855

Lodging — 0.2%
BBX Capital Corp.	2,500	11,925
Bluegreen Vacations Corp.	400	4,136
Boyd Gaming Corp.	2,666	79,820
Century Casinos, Inc.*	1,100	8,712
Monarch Casino & Resort, Inc.*	385	18,692
Red Lion Hotels Corp.*	800	2,984
Target Hospitality Corp.*	1,300	6,500
The Marcus Corp.	733	23,287

		156,056

Machinery — Construction & Mining — 0.3%
Argan, Inc.	536	21,515
Astec Industries, Inc.	798	33,516
Bloom Energy Corp., Class A*	2,000	14,940
Hyster-Yale Materials Handling, Inc.	344	20,282
Terex Corp.	2,100	62,538
The Manitowoc Co., Inc.*	1,325	23,188

		175,979

Machinery — Diversified — 1.1%
Alamo Group, Inc.	317	39,799
Albany International Corp., Class A	1,032	78,349
Applied Industrial Technologies, Inc.	1,282	85,497
Briggs & Stratton Corp.	1,636	10,896
Cactus, Inc., Class A	1,600	54,912

	Number of Shares	Value†

Machinery — Diversified — (continued)
Chart Industries, Inc.*	1,177	$79,436
Columbus McKinnon Corp.	785	31,424
CSW Industrials, Inc.	500	38,500
DXP Enterprises, Inc.*	522	20,781
Gencor Industries, Inc.*	500	5,835
Hurco Cos., Inc.	200	7,672
Ichor Holdings Ltd.*	800	26,616
Kadant, Inc.	399	42,031
Lindsay Corp.	355	34,076
SPX FLOW, Inc.*	1,400	68,418
Tennant Co.	536	41,765
The Gorman-Rupp Co.	551	20,662
Twin Disc, Inc.*	400	4,408
Welbilt, Inc.*	4,200	65,562

		756,639

Media — 0.7%
Central European Media Enterprises Ltd., Class A*	3,100	14,043
Cumulus Media, Inc., Class A*	600	10,542
Daily Journal Corp.*	41	11,907
Entercom Communications Corp., Class A	4,100	19,024
Entravision Communications Corp., Class A	2,800	7,336
Gannett Co., Inc.	4,253	27,134
Gray Television, Inc.*	2,900	62,176
Hemisphere Media Group, Inc.*	400	5,940
Houghton Mifflin Harcourt Co.*	3,900	24,375
Lee Enterprises, Inc.*	2,400	3,408
Meredith Corp.	1,200	38,964
MSG Networks, Inc., Class A*	1,400	24,360
Saga Communications, Inc., Class A	133	4,043
Scholastic Corp.	956	36,758
TEGNA, Inc.	7,000	116,830
The E.W. Scripps Co., Class A	1,929	30,305
TiVo Corp.	4,023	34,115
Tribune Publishing Co.	700	9,212
WideOpenWest, Inc.*	800	5,936

		486,408

Metal Fabricate/Hardware — 1.0%
Advanced Drainage Systems, Inc.	1,400	54,376
Atkore International Group, Inc.*	1,600	64,736
CIRCOR International, Inc.*	635	29,362
Haynes International, Inc.	364	13,024
Helios Technologies, Inc.	959	44,335
L.B. Foster Co., Class A*	400	7,752
Lawson Products, Inc.*	100	5,210
Mueller Industries, Inc.	1,888	59,944
Mueller Water Products, Inc., Class A	5,192	62,200
NN, Inc.	1,600	14,800
Northwest Pipe Co.*	300	9,993
Olympic Steel, Inc.	231	4,139
Omega Flex, Inc.	59	6,330
RBC Bearings, Inc.*	814	128,889
Rexnord Corp.*	3,400	110,908
The Eastern Co.	100	3,053

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — (continued)
TriMas Corp.*	1,495	$46,958
Worthington Industries, Inc.	1,284	54,159

		720,168

Mining — 0.6%
Century Aluminum Co.*	1,754	13,181
Coeur Mining, Inc.*	8,028	64,866
Compass Minerals International, Inc.	1,100	67,056
Contura Energy, Inc.*	700	6,335
Covia Holdings, Corp.*	1,220	2,489
Energy Fuels, Inc.*	2,800	5,348
Ferroglobe Representation & Warranty Insurance Trust Units*	2,414	0
Gold Resource Corp.	2,400	13,296
Hecla Mining Co.	15,191	51,498
Kaiser Aluminum Corp.	516	57,219
Livent Corp.*	5,000	42,750
Novagold Resources, Inc.*	7,300	65,408
Ring Energy, Inc.*	2,400	6,336
Smart Sand, Inc.*	700	1,764
United States Lime & Minerals, Inc.	29	2,619
Uranium Energy Corp.*	5,300	4,872
US Silica Holdings, Inc.	2,600	15,990

		421,027

Miscellaneous Manufacturing — 1.7%
Actuant Corp., Class A	1,906	49,613
American Outdoor Brands Corp.*	1,579	14,653
Axon Enterprise, Inc.*	1,911	140,038
AZZ, Inc.	876	40,252
Chase Corp.	200	23,696
EnPro Industries, Inc.	717	47,953
ESCO Technologies, Inc.	834	77,145
Fabrinet*	1,200	77,808
Federal Signal Corp.	2,043	65,887
GP Strategies Corp.*	400	5,292
Harsco Corp.*	2,700	62,127
Hillenbrand, Inc.	2,344	78,079
John Bean Technologies Corp.	1,029	115,927
LSB Industries, Inc.*	749	3,146
Lydall, Inc.*	600	12,312
Materion Corp.	657	39,059
Myers Industries, Inc.	1,125	18,765
NL Industries, Inc.*	90	352
Park-Ohio Holdings Corp.	200	6,730
Proto Labs, Inc.*	882	89,567
Raven Industries, Inc.	1,246	42,937
SPX Corp.*	1,400	71,232
Standex International Corp.	400	31,740
Sturm Ruger & Co., Inc.	519	24,409
Synalloy Corp.*	400	5,164
Tredegar Corp.	761	17,008
Trinseo S.A.	1,300	48,373

		1,209,264

	Number of Shares	Value†

Office & Business Equipment — 0.0%
AstroNova, Inc.	300	$4,116
Pitney Bowes, Inc.	5,500	22,165

		26,281

Office Furnishings — 0.4%
Herman Miller, Inc.	1,932	80,468
HNI Corp.	1,443	54,055
Interface, Inc.	1,995	33,097
Knoll, Inc.	1,553	39,229
Steelcase, Inc., Class A	2,831	57,922

		264,771

Oil & Gas — 1.6%
Abraxas Petroleum Corp.*	4,100	1,439
Amplify Energy Corp.	293	1,937
Berry Petroleum Corp.	2,100	19,803
Bonanza Creek Energy, Inc.*	700	16,338
Brigham Minerals, Inc., Class A	600	12,864
California Resources Corp.*	1,700	15,351
Callon Petroleum Co.*	12,538	60,559
Chaparral Energy, Inc., Class A*	1,400	2,464
CNX Resources Corp.*	6,300	55,755
Cobalt International Energy, Inc.*	1	0
Comstock Resources, Inc.*	800	6,584
CVR Energy, Inc.	1,000	40,430
Delek US Holdings, Inc.	2,379	79,768
Denbury Resources, Inc.*	16,800	23,688
Diamond Offshore Drilling, Inc.*	2,000	14,380
Earthstone Energy, Inc., Class A*	700	4,431
Evolution Petroleum Corp.	1,200	6,564
Extraction Oil & Gas, Inc.*	3,700	7,844
Falcon Minerals Corp.	1,500	10,590
Goodrich Petroleum Corp.*	500	5,020
Gulfport Energy Corp.*	5,800	17,632
HighPoint Resources Corp.*	3,725	6,295
Jagged Peak Energy, Inc.*	2,200	18,678
Laredo Petroleum, Inc.*	5,900	16,933
Magnolia Oil & Gas Corp., Class A*	3,300	41,514
Matador Resources Co.*	3,500	62,895
Montage Resources Corp.*	993	7,884
Murphy USA, Inc.*	957	111,969
Nabors Industries Ltd.	12,600	36,288
Noble Corp. PLC*	9,500	11,590
Northern Oil & Gas, Inc.*	10,300	24,102
Oasis Petroleum, Inc.*	11,200	36,512
Pacific Drilling S.A.*	1,100	4,488
Panhandle Oil and Gas, Inc., Class A	634	7,107
Par Pacific Holdings, Inc.*	1,218	28,306
Parker Drilling Co.*	400	9,000
PDC Energy, Inc.*	2,112	55,271
Penn Virginia Corp.*	400	12,140
QEP Resources, Inc.	8,400	37,800
SandRidge Energy, Inc.*	800	3,392
Seadrill Ltd.*	2,400	6,096
SilverBow Resources, Inc.*	300	2,970
SM Energy Co.	3,700	41,588

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Southwestern Energy Co.*	17,700	$42,834
Talos Energy, Inc.*	600	18,090
Tellurian, Inc.*	3,400	24,752
Trecora Resources*	1,000	7,150
Unit Corp.*	1,700	1,183
W&T Offshore, Inc.*	3,543	19,699
Whiting Petroleum Corp.*	3,200	23,488

		1,123,455

Oil & Gas Services — 0.9%
Archrock, Inc.	4,200	42,168
DMC Global, Inc.	500	22,470
Dril-Quip, Inc.*	1,200	56,292
Exterran Corp.*	1,000	7,830
Flotek Industries, Inc.*	2,000	4,000
Forum Energy Technologies, Inc.*	2,700	4,536
Frank’s International N.V.*	3,900	20,163
FTS International, Inc.*	800	832
Geospace Technologies Corp.*	600	10,062
Helix Energy Solutions Group, Inc.*	5,001	48,160
Independence Contract Drilling, Inc.*	1,100	1,096
KLX Energy Services Holdings, Inc.*	600	3,864
Liberty Oilfield Services, Inc., Class A	2,000	22,240
Mammoth Energy Services, Inc.	500	1,100
Matrix Service Co.*	987	22,583
McDermott International, Inc.*	6,013	4,068
MRC Global, Inc.*	2,800	38,192
National Energy Services Reunited Corp.*	1,000	9,120
Natural Gas Services Group, Inc.*	594	7,282
NCS Multistage Holdings, Inc.*	400	840
Newpark Resources, Inc.*	2,712	17,004
NexTier Oilfield Solutions, Inc.*	4,991	33,440
Nine Energy Service, Inc.*	400	3,128
NOW, Inc.*	3,600	40,464
Oceaneering International, Inc.*	3,300	49,203
Oil States International, Inc.*	2,000	32,620
ProPetro Holding Corp.*	2,800	31,500
RPC, Inc.	2,200	11,528
Select Energy Services, Inc., Class A*	2,100	19,488
Solaris Oilfield Infrastructure, Inc., Class A	1,100	15,400
SRC Energy, Inc.*	8,500	35,020
TETRA Technologies, Inc.*	5,379	10,543
Thermon Group Holdings, Inc.*	1,100	29,480

		655,716

Packaging and Containers — 0.1%
Greif, Inc., Class A	800	35,360
Greif, Inc., Class B	200	10,354
UFP Technologies, Inc.*	200	9,922

		55,636

Pharmaceuticals — 4.0%
AcelRx Pharmaceuticals, Inc.*	3,300	6,963
Aclaris Therapeutics, Inc.*	800	1,512
Adamas Pharmaceuticals, Inc.*	700	2,653
Aeglea BioTherapeutics, Inc.*	900	6,876

	Number of Shares	Value†

Pharmaceuticals — (continued)
Aerie Pharmaceuticals, Inc.*	1,500	$36,255
Aimmune Therapeutics, Inc.*	1,400	46,858
Akcea Therapeutics, Inc.*	400	6,776
Akebia Therapeutics, Inc.*	4,310	27,239
Akorn, Inc.*	3,600	5,400
Alector, Inc.*	1,000	17,230
Amneal Pharmaceuticals, Inc.*	2,937	14,156
Amphastar Pharmaceuticals, Inc.*	1,100	21,219
Anika Therapeutics, Inc.*	400	20,740
Antares Pharma, Inc.*	5,600	26,320
Apellis Pharmaceuticals, Inc.*	1,700	52,054
Arvinas, Inc.*	700	28,763
Assertio Therapeutics, Inc.*	2,283	2,854
Athenex, Inc.*	2,100	32,067
Axsome Therapeutics, Inc.*	800	82,688
Beyondspring, Inc.*	400	6,200
BioDelivery Sciences International, Inc.*	3,100	19,592
BioSpecifics Technologies Corp.*	200	11,388
Calithera Biosciences, Inc.*	1,200	6,852
Calyxt, Inc.*	300	2,103
Cara Therapeutics, Inc.*	1,200	19,332
Catalyst Pharmaceuticals, Inc.*	2,800	10,500
ChemoCentryx, Inc.*	1,300	51,415
Chiasma, Inc.*	1,100	5,456
Chimerix, Inc.*	1,700	3,451
Clovis Oncology, Inc.*	1,700	17,722
Collegium Pharmaceutical, Inc.*	1,000	20,580
Concert Pharmaceuticals, Inc.*	900	8,303
Corbus Pharmaceuticals Holdings, Inc.*	1,700	9,282
Corcept Therapeutics, Inc.*	3,100	37,510
CorMedix, Inc.*	1,000	7,280
Cyclerion Therapeutics, Inc.*	976	2,655
Diplomat Pharmacy, Inc.*	2,300	9,200
Eagle Pharmaceuticals, Inc.*	300	18,024
Enanta Pharmaceuticals, Inc.*	600	37,068
Endo International PLC*	7,600	35,644
Esperion Therapeutics, Inc.*	800	47,704
Flexion Therapeutics, Inc.*	1,200	24,840
G1 Therapeutics, Inc.*	1,200	31,716
Galectin Therapeutics, Inc.*	1,400	4,004
Global Blood Therapeutics, Inc.*	1,900	151,031
Gritstone Oncology, Inc.*	1,000	8,970
Harpoon Therapeutics, Inc.*	200	2,958
Heron Therapeutics, Inc.*	2,800	65,800
Heska Corp.*	216	20,723
Intra-Cellular Therapies, Inc.*	1,400	48,034
Ironwood Pharmaceuticals, Inc.*	4,861	64,700
Jounce Therapeutics, Inc.*	400	3,492
Kadmon Holdings, Inc.*	4,900	22,197
Kala Pharmaceuticals, Inc.*	300	1,107
KalVista Pharmaceuticals, Inc.*	500	8,905
Kindred Biosciences, Inc.*	1,400	11,872
Kodiak Sciences, Inc.*	700	50,365
La Jolla Pharmaceutical Co.*	700	2,751
Lannett Co., Inc.*	997	8,794

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Lifevantage Corp.*	600	$9,366
Madrigal Pharmaceuticals, Inc.*	281	25,602
Mallinckrodt PLC*	2,800	9,772
MannKind Corp.*	5,401	6,967
Marinus Pharmaceuticals, Inc.*	1,400	3,024
MediciNova, Inc.*	1,400	9,436
Mersana Therapeutics, Inc.*	500	2,865
Millendo Therapeutics, Inc.*	400	2,696
Minerva Neurosciences, Inc.*	800	5,688
Mirati Therapeutics, Inc.*	900	115,974
MyoKardia, Inc.*	1,500	109,327
Nature’s Sunshine Products, Inc.*	200	1,786
Neogen Corp.*	1,669	108,919
Ocular Therapeutix, Inc.*	700	2,765
Odonate Therapeutics, Inc.*	300	9,735
Optinose, Inc.*	600	5,532
Option Care Health, Inc.*	4,411	16,453
Pacira BioSciences, Inc.*	1,400	63,420
PhaseBio Pharmaceuticals, Inc.*	600	3,666
Phibro Animal Health Corp., Class A	700	17,381
Portola Pharmaceuticals, Inc.*	2,500	59,700
Prestige Consumer Healthcare, Inc.*	1,572	63,666
Principia Biopharma, Inc.*	500	27,390
Progenics Pharmaceuticals, Inc.*	2,601	13,239
Protagonist Therapeutics, Inc.*	600	4,230
Ra Pharmaceuticals, Inc.*	1,100	51,623
Radius Health, Inc.*	1,600	32,256
Reata Pharmaceuticals, Inc., Class A*	734	150,052
Recro Pharma, Inc.*	500	9,165
Revance Therapeutics, Inc.*	1,300	21,099
Rhythm Pharmaceuticals, Inc.*	800	18,368
Rocket Pharmaceuticals, Inc.*	1,100	25,036
Seres Therapeutics, Inc.*	800	2,760
SIGA Technologies, Inc.*	2,000	9,540
Sorrento Therapeutics, Inc.*	3,300	11,154
Spero Therapeutics, Inc.*	400	3,846
Supernus Pharmaceuticals, Inc.*	1,700	40,324
Sutro Biopharma, Inc.*	500	5,500
Syros Pharmaceuticals, Inc.*	1,400	9,674
TG Therapeutics, Inc.*	2,900	32,190
TherapeuticsMD, Inc.*	7,200	17,424
Tricida, Inc.*	700	26,418
Turning Point Therapeutics, Inc.*	900	56,061
Tyme Technologies, Inc.*	2,000	2,800
UroGen Pharma Ltd.*	700	23,359
USANA Health Sciences, Inc.*	448	35,190
Vanda Pharmaceuticals, Inc.*	1,841	30,211
Verrica Pharmaceuticals, Inc.*	600	9,534
Voyager Therapeutics, Inc.*	900	12,555
Xeris Pharmaceuticals, Inc.*	800	5,640
Zogenix, Inc.*	1,375	71,679
Zynerba Pharmaceuticals, Inc.*	800	4,832

		2,775,032

	Number of Shares	Value†

Real Estate — 0.7%
Consolidated-Tomoka Land Co.	124	$7,480
Cushman & Wakefield PLC*	3,800	77,672
eXp World Holdings, Inc.*	700	7,931
Forestar Group, Inc.*	460	9,591
FRP Holdings, Inc.*	269	13,399
Kennedy-Wilson Holdings, Inc.	4,081	91,006
Legacy Housing Corp.*	300	4,992
Marcus & Millichap, Inc.*	700	26,075
Newmark Group, Inc., Class A	4,700	63,238
RE/MAX Holdings, Inc., Class A	600	23,094
Realogy Holdings Corp.	3,500	33,880
Redfin Corp.*	2,800	59,192
Stratus Properties, Inc.*	100	3,098
The RMR Group, Inc., Class A	467	21,314
The St. Joe Co.*	1,200	23,796

		465,758

Retail — 4.3%
Abercrombie & Fitch Co., Class A	2,200	38,038
America’s Car-Mart, Inc.*	180	19,739
American Eagle Outfitters, Inc.	5,200	76,440
Asbury Automotive Group, Inc.*	649	72,552
Ascena Retail Group, Inc.*	335	2,568
At Home Group, Inc.*	1,400	7,700
Barnes & Noble Education, Inc.*	1,737	7,417
Bed Bath & Beyond, Inc.	4,000	69,200
Big Lots, Inc.	1,300	37,336
Biglari Holdings, Inc., Class B*	40	4,577
BJ’s Restaurants, Inc.	620	23,535
BJ’s Wholesale Club Holdings, Inc.*	3,800	86,412
Bloomin’ Brands, Inc.	2,900	64,003
BMC Stock Holdings, Inc.*	2,200	63,118
Boot Barn Holdings, Inc.*	900	40,077
Brinker International, Inc.	1,300	54,600
Caleres, Inc.	1,354	32,157
Carrols Restaurant Group, Inc.*	1,113	7,847
Chico’s FAS, Inc.	4,000	15,240
Chuy’s Holdings, Inc.*	600	15,552
Citi Trends, Inc.	503	11,629
Conn’s, Inc.*	704	8,723
Cracker Barrel Old Country Store, Inc.	789	121,301
Dave & Buster’s Entertainment, Inc.	1,000	40,170
Del Taco Restaurants, Inc.*	1,100	8,696
Denny’s Corp.*	1,952	38,806
Designer Brands, Inc., Class A	2,200	34,628
Dillard’s, Inc., Class A	300	22,044
Dine Brands Global, Inc.	571	47,690
Duluth Holdings, Inc., Class B*	200	2,106
El Pollo Loco Holdings, Inc.*	600	9,084
Express, Inc.*	1,654	8,055
Fiesta Restaurant Group, Inc.*	1,013	10,019
FirstCash, Inc.	1,339	107,964
Freshpet, Inc.*	1,100	64,999
Gaia, Inc.*	400	3,196
GameStop Corp., Class A	3,100	18,848
Genesco, Inc.*	495	23,720

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
GMS, Inc.*	1,100	$29,788
GNC Holdings, Inc., Class A*	2,800	7,560
Group 1 Automotive, Inc.	607	60,700
Guess?, Inc.	1,500	33,570
Haverty Furniture Cos., Inc.	550	11,088
Hibbett Sports, Inc.*	555	15,562
Hudson Ltd., Class A*	1,500	23,010
J Alexander’s Holdings, Inc.*	483	4,617
J. Jill, Inc.	800	904
J.C. Penney Co., Inc.*	12,100	13,552
Jack in the Box, Inc.	814	63,516
Lands’ End, Inc.*	300	5,040
Lithia Motors, Inc., Class A	726	106,722
Lumber Liquidators Holdings, Inc.*	1,033	10,092
MarineMax, Inc.*	700	11,683
Movado Group, Inc.	460	10,000
National Vision Holdings, Inc.*	2,500	81,075
Noodles & Co.*	1,200	6,648
Office Depot, Inc.	17,700	48,498
Papa John’s International, Inc.	710	44,836
Party City Holdco, Inc.*	2,100	4,914
PC Connection, Inc.	365	18,126
PetIQ, Inc.*	700	17,535
PetMed Express, Inc.	713	16,770
Potbelly Corp.*	1,000	4,220
PriceSmart, Inc.	731	51,916
Red Robin Gourmet Burgers, Inc.*	520	17,170
Regis Corp.*	732	13,081
RH*	557	118,919
Rite Aid Corp.*	2,010	31,095
Rush Enterprises, Inc., Class A	935	43,477
Rush Enterprises, Inc., Class B	100	4,570
Ruth’s Hospitality Group, Inc.	895	19,480
Sally Beauty Holdings, Inc.*	4,100	74,825
Shake Shack, Inc., Class A*	1,000	59,570
Shoe Carnival, Inc.	258	9,618
Signet Jewelers Ltd.	1,700	36,958
Sonic Automotive, Inc., Class A	734	22,754
Sportsman’s Warehouse Holdings, Inc.*	1,000	8,030
Systemax, Inc.	362	9,108
Tailored Brands, Inc.	1,956	8,098
Texas Roadhouse, Inc.	2,170	122,214
The Buckle, Inc.	1,049	28,365
The Cato Corp., Class A	704	12,250
The Cheesecake Factory, Inc.	1,416	55,026
The Children’s Place, Inc.	494	30,885
The Container Store Group, Inc.*	600	2,532
The Habit Restaurants, Inc., Class A*	500	5,215
The Lovesac Co.*	400	6,420
The Michaels Cos, Inc.*	3,100	25,079
Tilly’s, Inc., Class A	800	9,800
Vera Bradley, Inc.*	800	9,440
Waitr Holdings, Inc.*	2,000	644
Wingstop, Inc.	1,000	86,230
Winmark Corp.	75	14,872

	Number of Shares	Value†

Retail — (continued)
World Fuel Services Corp.	2,100	$91,182
Zumiez, Inc.*	703	24,282

		3,022,917

Savings & Loans — 1.6%
Axos Financial, Inc.*	2,000	60,560
Banc of California, Inc.	1,300	22,334
BankFinancial Corp.	609	7,966
Berkshire Hills Bancorp, Inc.	1,542	50,701
Brookline Bancorp, Inc.	2,522	41,512
Capitol Federal Financial, Inc.	4,400	60,412
Community Bankers Trust Corp.	600	5,328
Dime Community Bancshares, Inc.	930	19,428
Entegra Financial Corp.*	300	9,048
ESSA Bancorp, Inc.	200	3,390
First Capital, Inc.	100	7,300
First Defiance Financial Corp.	600	18,894
First Financial Northwest, Inc.	100	1,494
Flagstar Bancorp, Inc.	1,100	42,075
Flushing Financial Corp.	838	18,105
FS Bancorp, Inc.	100	6,379
Hingham Institution for Savings	43	9,039
Home Bancorp, Inc.	300	11,757
HomeStreet, Inc.*	800	27,200
HomeTrust Bancshares, Inc.	500	13,415
Investors Bancorp, Inc.	7,455	88,826
Malvern Bancorp, Inc.*	300	6,927
Meridian Bancorp, Inc.	1,474	29,613
Meta Financial Group, Inc.	1,200	43,812
MutualFirst Financial, Inc.	200	7,934
Northfield Bancorp, Inc.	1,293	21,929
Northwest Bancshares, Inc.	3,475	57,789
OceanFirst Financial Corp.	1,710	43,673
Pacific Premier Bancorp, Inc.	1,916	62,471
Provident Financial Holdings, Inc.	300	6,570
Provident Financial Services, Inc.	2,103	51,839
Prudential Bancorp, Inc.	400	7,412
Riverview Bancorp, Inc.	500	4,105
Southern Missouri Bancorp, Inc.	300	11,508
Territorial Bancorp, Inc.	243	7,518
Timberland Bancorp, Inc.	300	8,922
United Community Financial Corp.	1,700	19,822
Washington Federal, Inc.	2,600	95,290
Waterstone Financial, Inc.	800	15,224
WSFS Financial Corp.	1,706	75,047

		1,102,568

Semiconductors — 2.6%
Alpha & Omega Semiconductor Ltd.*	600	8,172
Ambarella, Inc.*	1,000	60,560
Amkor Technology, Inc.*	3,411	44,343
Axcelis Technologies, Inc.*	1,025	24,697
AXT, Inc.*	1,500	6,525
Brooks Automation, Inc.	2,377	99,739
Cabot Microelectronics Corp.	961	138,692
CEVA, Inc.*	671	18,090

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Cirrus Logic, Inc.*	1,881	$155,013
Cohu, Inc.	1,424	32,538
CTS Corp.	1,063	31,901
Diodes, Inc.*	1,399	78,862
DSP Group, Inc.*	800	12,592
FormFactor, Inc.*	2,329	60,484
GSI Technology, Inc.*	700	4,963
Impinj, Inc.*	500	12,930
Inphi Corp.*	1,500	111,030
KEMET Corp.	1,900	51,395
Lattice Semiconductor Corp.*	4,024	77,019
MACOM Technology Solutions Holdings, Inc.*	1,622	43,145
MaxLinear, Inc.*	2,243	47,597
Onto Innovation, Inc.*	1,547	56,527
Photronics, Inc.*	2,092	32,970
Power Integrations, Inc.	895	88,525
Rambus, Inc.*	3,523	48,529
Semtech Corp.*	2,209	116,856
Silicon Laboratories, Inc.*	1,402	162,604
SMART Global Holdings, Inc.*	400	15,176
Synaptics, Inc.*	1,116	73,399
Ultra Clean Holdings, Inc.*	1,300	30,511
Veeco Instruments, Inc.*	1,654	24,289
Xperi Corp.	1,523	28,176

		1,797,849

Software — 4.3%
ACI Worldwide, Inc.*	3,827	144,986
Allscripts Healthcare Solutions, Inc.*	5,600	54,964
Altair Engineering, Inc., Class A*	1,300	46,683
American Software, Inc., Class A	893	13,288
Appfolio, Inc., Class A*	500	54,975
Appian Corp.*	1,100	42,031
Avaya Holdings Corp.*	3,600	48,600
Avid Technology, Inc.*	1,100	9,438
Bandwidth, Inc., Class A*	500	32,025
Benefitfocus, Inc.*	900	19,746
Blackbaud, Inc.	1,650	131,340
Blackline, Inc.*	1,400	72,184
Bottomline Technologies, Inc.*	1,445	77,452
Box, Inc., Class A*	4,600	77,188
Brightcove, Inc.*	1,200	10,428
Castlight Health, Inc., Class B*	3,900	5,187
Cision Ltd.*	3,300	32,901
Cloudera, Inc.*	7,793	90,633
CommVault Systems, Inc.*	1,348	60,175
Computer Programs & Systems, Inc.	447	11,801
Cornerstone OnDemand, Inc.*	1,900	111,245
CSG Systems International, Inc.	1,081	55,974
Digi International, Inc.*	857	15,186
Digimarc Corp.*	400	13,424
Digital Turbine Inc*	2,900	20,677
Domo, Inc., Class B*	600	13,032
Donnelley Financial Solutions, Inc.*	1,000	10,470
Ebix, Inc.	836	27,931

	Number of Shares	Value†

Software — (continued)
eGain Corp.*	900	$7,128
Envestnet, Inc.*	1,613	112,313
Everbridge, Inc.*	1,100	85,888
Evolent Health, Inc., Class A*	2,100	19,005
Exela Technologies, Inc.*	1,800	734
Five9, Inc.*	2,000	131,160
Glu Mobile, Inc.*	4,000	24,200
GTY Technology Holdings, Inc.*	1,200	7,068
Health Catalyst, Inc.*	300	10,410
InnerWorkings, Inc.*	1,724	9,499
Inovalon Holdings, Inc., Class A*	2,500	47,050
Instructure, Inc.*	1,100	53,031
Intelligent Systems Corp.*	200	7,988
ManTech International Corp., Class A	839	67,019
MicroStrategy, Inc., Class A*	288	41,077
MobileIron, Inc.*	3,500	17,010
Model N, Inc.*	1,000	35,070
NextGen Healthcare, Inc.*	1,804	28,990
Omnicell, Inc.*	1,335	109,096
Pareteum Corp.*	4,200	1,837
PDF Solutions, Inc.*	800	13,512
Phreesia, Inc.*	300	7,992
Progress Software Corp.	1,526	63,405
PROS Holdings, Inc.*	1,117	66,931
QAD, Inc., Class A	392	19,965
Rapid7, Inc.*	1,600	89,632
Rosetta Stone, Inc.*	700	12,698
SailPoint Technologies Holding, Inc.*	2,700	63,720
SecureWorks Corp., Class A*	100	1,666
Simulations Plus, Inc.	400	11,628
SPS Commerce, Inc.*	1,177	65,229
SVMK, Inc.*	3,000	53,610
Synchronoss Technologies, Inc.*	1,500	7,125
Tabula Rasa HealthCare, Inc.*	700	34,076
Upland Software, Inc.*	800	28,568
Verint Systems, Inc.*	2,195	121,515
Verra Mobility Corp.*	4,300	60,157
Workiva, Inc.*	1,200	50,460
Yext, Inc.*	3,100	44,702
Zuora, Inc., Class A*	3,000	42,990

		2,979,118

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,477	55,993

Telecommunications — 1.8%
8X8, Inc.*	3,100	56,730
Acacia Communications, Inc.*	1,200	81,372
ADTRAN, Inc.	1,705	16,862
Airgain, Inc.*	400	4,276
Anterix, Inc.*	300	12,963
ATN International, Inc.	335	18,556
CalAmp Corp.*	1,000	9,580
Calix, Inc.*	1,487	11,896
Casa Systems, Inc.*	1,200	4,908
Cincinnati Bell, Inc.*	1,682	17,611

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Clearfield, Inc.*	400	$5,576
Comtech Telecommunications Corp.	852	30,237
Consolidated Communications Holdings, Inc.	2,571	9,975
Extreme Networks, Inc.*	4,147	30,563
Frontier Communications Corp.*	3,073	2,734
Gogo, Inc.*	2,200	14,080
GTT Communications, Inc.*	1,000	11,350
Harmonic, Inc.*	2,870	22,386
IDT Corp., Class B*	700	5,047
Infinera Corp.*	5,394	42,828
Inseego Corp.*	1,800	13,194
Intelsat S.A.*	2,300	16,169
InterDigital, Inc.	994	54,163
Iridium Communications, Inc.*	3,300	81,312
j2 Global, Inc.	1,574	147,500
Knowles Corp.*	2,652	56,090
KVH Industries, Inc.*	354	3,940
Liberty Latin America Ltd., Class A*	1,400	27,020
Liberty Latin America Ltd., Class C*	3,900	75,894
Loral Space & Communications, Inc.*	446	14,415
Maxar Technologies, Inc.	2,200	34,474
NeoPhotonics Corp.*	1,300	11,466
NETGEAR, Inc.*	1,029	25,221
Ooma, Inc.*	400	5,292
ORBCOMM, Inc.*	2,700	11,367
Plantronics, Inc.	1,067	29,172
Preformed Line Products Co.	45	2,716
Ribbon Communications, Inc.*	1,843	5,713
RigNet, Inc.*	500	3,300
Shenandoah Telecommunications Co.	1,618	67,325
Spok Holdings, Inc.	612	7,485
TESSCO Technologies, Inc.	300	3,366
Viavi Solutions, Inc.*	7,700	115,500
Vonage Holdings Corp.*	7,500	55,575

		1,277,199

Textiles — 0.2%
Culp, Inc.	500	6,810
UniFirst Corp.	489	98,768

		105,578

Toys, Games & Hobbies — 0.0%
Funko, Inc., Class A*	600	10,296

Transportation — 1.3%
Air Transport Services Group, Inc.*	1,885	44,222
ArcBest Corp.	795	21,942
Ardmore Shipping Corp.*	800	7,240
Atlas Air Worldwide Holdings, Inc.*	848	23,379
CAI International, Inc.*	460	13,331
Costamare, Inc.	1,200	11,436
Covenant Transportation Group, Inc., Class A*	400	5,170
CryoPort, Inc.*	1,000	16,460
Daseke, Inc.*	1,800	5,688
DHT Holdings, Inc.	3,000	24,840

	Number of Shares	Value†

Transportation — (continued)
Diamond S Shipping, Inc.*	900	$15,066
Dorian LPG Ltd.*	1,032	15,975
Eagle Bulk Shipping, Inc.*	1,500	6,900
Echo Global Logistics, Inc.*	1,000	20,700
Era Group, Inc.*	800	8,136
Forward Air Corp.	896	62,675
GasLog Ltd.	1,300	12,727
Genco Shipping & Trading Ltd.	700	7,434
Golar LNG Ltd.	3,200	45,504
Heartland Express, Inc.	1,567	32,985
Hub Group, Inc., Class A*	1,043	53,496
International Seaways, Inc.*	733	21,814
Marten Transport Ltd.	1,151	24,735
Matson, Inc.	1,400	57,120
Nordic American Tankers Ltd.	4,767	23,454
Overseas Shipholding Group, Inc., Class A*	1,600	3,680
PAM Transportation Services, Inc.*	50	2,886
Radiant Logistics, Inc.*	1,000	5,570
Safe Bulkers, Inc.*	2,600	4,420
Saia, Inc.*	861	80,176
Scorpio Bulkers, Inc.	1,500	9,555
Scorpio Tankers, Inc.	1,440	56,650
SEACOR Holdings, Inc.*	600	25,890
SFL Corp., Ltd.	2,684	39,026
Teekay Corp.	1,900	10,108
Teekay Tankers Ltd., Class A*	661	15,844
Tidewater, Inc.*	1,400	26,992
Universal Logistics Holdings, Inc.	300	5,688
US Xpress Enterprises, Inc., Class A*	1,200	6,036
Werner Enterprises, Inc.	1,552	56,477
YRC Worldwide, Inc.*	1,300	3,315

		934,742

Trucking and Leasing — 0.2%
GATX Corp.	1,100	91,135
General Finance Corp.*	400	4,428
The Greenbrier Cos., Inc.	1,047	33,954
Willis Lease Finance Corp.*	100	5,891

		135,408

Venture Capital — 0.0%
Safeguard Scientifics, Inc.	850	9,333

Water — 0.5%
American States Water Co.	1,224	106,047
Artesian Resources Corp., Class A	313	11,647
California Water Service Group	1,566	80,743
Consolidated Water Co., Ltd.	300	4,890
Global Water Resources, Inc.	500	6,575
Middlesex Water Co.	531	33,756
PICO Holdings, Inc.*	792	8,807
SJW Group	888	63,101
The York Water Co.	397	18,306

		333,872

TOTAL COMMON STOCKS (Cost $49,372,728)		63,595,211

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 8.2%

Apartments — 0.2%
Bluerock Residential Growth REIT, Inc.	600	$7,230
BRT Apartments Corp.	200	3,394
Front Yard Residential Corp.	1,600	19,744
Independence Realty Trust, Inc.	2,892	40,719
Investors Real Estate Trust	361	26,173
NexPoint Residential Trust, Inc.	600	27,000
Preferred Apartment Communities, Inc., Class A	1,400	18,648

		142,908

Building & Real Estate — 0.7%
Agree Realty Corp.	1,396	97,957
Anworth Mortgage Asset Corp.	3,731	13,133
Apollo Commercial Real Estate Finance, Inc.	5,056	92,474
Ares Commercial Real Estate Corp.	1,000	15,840
Capstead Mortgage Corp.	2,775	21,978
Getty Realty Corp.	1,169	38,425
Invesco Mortgage Capital, Inc.	4,807	80,037
iStar, Inc.	1,918	27,830
New York Mortgage Trust, Inc.	8,900	55,447
PennyMac Mortgage Investment Trust	2,792	62,234
Ready Capital Corp.	1,100	16,962

		522,317

Diversified — 1.8%
AG Mortgage Investment Trust, Inc.	1,188	18,319
Alexander & Baldwin, Inc.	2,256	47,286
American Assets Trust, Inc.	1,600	73,440
American Finance Trust, Inc.	3,400	45,084
Arlington Asset Investment Corp., Class A	900	5,013
Armada Hoffler Properties, Inc.	1,700	31,195
Blackstone Mortgage Trust, Inc., Class A	4,200	156,324
CatchMark Timber Trust, Inc., Class A	1,400	16,058
Clipper Realty, Inc.	600	6,360
Colony Credit Real Estate, Inc.	2,800	36,848
CoreCivic, Inc.	4,000	69,520
CorEnergy Infrastructure Trust, Inc.	400	17,884
CorePoint Lodging, Inc.	1,550	16,554
Exantas Capital Corp.	1,175	13,877
Four Corners Property Trust, Inc.	2,300	64,837
Gladstone Commercial Corp.	1,052	22,997
Gladstone Land Corp.	700	9,079
Global Net Lease, Inc.	2,733	55,425
Lexington Realty Trust	7,715	81,933
One Liberty Properties, Inc.	503	13,676
PotlatchDeltic Corp.	2,237	96,795
PS Business Parks, Inc.	665	109,638
The GEO Group, Inc.	4,052	67,304
UMH Properties, Inc.	1,368	21,519
Uniti Group, Inc.	6,100	50,081
Washington Real Estate Investment Trust	2,706	78,961

		1,226,007

Diversified Financial Services — 0.5%
ARMOUR Residential REIT, Inc.	2,075	37,080
Cherry Hill Mortgage Investment Corp.	500	7,295

	Number of Shares	Value†

Diversified Financial Services — (continued)
Dynex Capital, Inc.	769	$13,027
Granite Point Mortgage Trust, Inc.	1,900	34,922
Great Ajax Corp.	600	8,886
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,100	67,578
KKR Real Estate Finance Trust, Inc.	900	18,378
Ladder Capital Corp.	3,376	60,903
Orchid Island Capital, Inc.	2,500	14,625
Redwood Trust, Inc.	3,777	62,472
TPG RE Finance Trust, Inc.	1,500	30,405
Western Asset Mortgage Capital Corp.	1,597	16,497

		372,068

Healthcare — 1.1%
CareTrust REIT, Inc.	3,095	63,850
Community Healthcare Trust, Inc.	600	25,716
Global Medical REIT, Inc.	900	11,907
Healthcare Realty Trust, Inc.	4,272	142,557
LTC Properties, Inc.	1,317	58,962
National Health Investors, Inc.	1,357	110,568
New Senior Investment Group, Inc.	2,700	20,655
Physicians Realty Trust	6,200	117,428
Sabra Health Care REIT, Inc.	6,293	134,293
Senior Housing Properties Trust	7,800	65,832
Universal Health Realty Income Trust	420	49,291

		801,059

Hotels & Resorts — 0.9%
Ashford Hospitality Trust, Inc.	3,020	8,426
Braemar Hotels & Resorts, Inc.	987	8,814
Chatham Lodging Trust	1,500	27,510
DiamondRock Hospitality Co.	6,423	71,167
Hersha Hospitality Trust	1,117	16,252
Pebblebrook Hotel Trust	4,293	115,095
RLJ Lodging Trust	5,680	100,650
Ryman Hospitality Properties, Inc.	1,512	131,030
Summit Hotel Properties, Inc.	3,400	41,956
Sunstone Hotel Investors, Inc.	7,247	100,878

		621,778

Industrial — 1.1%
EastGroup Properties, Inc.	1,241	164,643
First Industrial Realty Trust, Inc.	4,129	171,395
Monmouth Real Estate Investment Corp.	2,949	42,701
QTS Realty Trust, Inc., Class A	1,843	100,020
Rexford Industrial Realty, Inc.	3,600	164,412
STAG lndustrial, Inc.	4,200	132,594

		775,765

Office Property — 0.5%
City Office REIT, Inc.	1,900	25,688
Easterly Government Properties, Inc.	2,400	56,952
Franklin Street Properties Corp.	3,145	26,921
Mack-Cali Realty Corp.	2,900	67,077
Office Properties Income Trust	1,569	50,428
Piedmont Office Realty Trust, Inc., Class A	4,000	88,960

		316,026

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Real Estate — 0.3%
Essential Properties Realty Trust, Inc.	2,500	$62,025
Farmland Partners, Inc.	900	6,102
Innovative Industrial Properties, Inc.	300	22,761
Safehold, Inc.	400	16,120
Xenia Hotels & Resorts, Inc.	3,800	82,118

		189,126

Regional Malls — 0.1%
CBL & Associates Properties, Inc.	6,900	7,245
Pennsylvania Real Estate Investment Trust	2,715	14,471
Tanger Factory Outlet Centers, Inc.	3,100	45,663
Washington Prime Group, Inc.	5,800	21,112

		88,491

Storage & Warehousing — 0.3%
Industrial Logistics Properties Trust	2,158	48,382
Jernigan Capital, Inc.	600	11,484
National Storage Affiliates Trust	2,000	67,240
Terreno Realty Corp.	2,175	117,755

		244,861

Strip Centers — 0.7%
Acadia Realty Trust	2,720	70,529
Alexander’s, Inc.	69	22,794
Cedar Realty Trust, Inc.	2,826	8,337
Kite Realty Group Trust	2,751	53,727
Retail Opportunity Investments Corp.	3,800	67,108
Retail Value, Inc.	500	18,400
RPT Realty	2,641	39,721
Saul Centers, Inc.	351	18,526
Seritage Growth Properties, Class A	1,100	44,088
Urban Edge Properties	3,700	70,966
Urstadt Biddle Properties, Inc., Class A	916	22,753
Whitestone REIT	1,400	19,068

		456,017

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,075,648)		5,756,423

RIGHTS — 0.0%
A. Schulman, Inc. CVR*	1,188	621
Chelsea Therapeutics International Ltd. CVR*	1,600	0
Corium International, Inc. CVR*	900	162
Cubist Pharmaceuticals, Inc.*	1,200	0
Durata Therapeutics CVR Shares*	500	0
Media General CVR*	4,400	440
Newstar Financial, Inc. CVR*	1,300	314
Tobira Therapeutic, Inc. CVR*	400	5,568

TOTAL RIGHTS (Cost $2,135)		7,105

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $1,040,775)	1,040,775	$1,040,775

TOTAL INVESTMENTS — 100.6% (Cost $55,491,286)		70,399,514

Other Assets & Liabilities — (0.6)%		(406,122)

TOTAL NET ASSETS — 100.0%		$69,993,392

†	See Security Valuation Note.
*	Non-income producing security.

AG — Aktiengesellschaft.

CVR — Contingent Valued Rights.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

S.A. — Societe Anonyme.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS	$63,595,211	$63,595,211	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,756,423	5,756,423	—	—
RIGHTS	7,105	—	7,105	—
SHORT-TERM INVESTMENTS	1,040,775	1,040,775	—	—

TOTAL INVESTMENTS	$70,399,514	$70,392,409	$7,105	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$18,948	$18,948	$—	$—

TOTAL ASSETS - OTHER FINANCIAL INSTRUMENTS	$18,948	$18,948	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Small Cap Index Fund

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	Russell 2000 Mini Index	3/20/2020	14	50	$1,671	$1,169,420	$18,948	$—

Total							$18,948	$—

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 97.2%
Australia — 6.9%
AGL Energy Ltd.	4,795	$69,017
Alumina Ltd.	20,068	32,414
AMP Ltd.	21,837	29,375
APA Group	8,473	65,958
Aristocrat Leisure Ltd.	4,246	100,329
ASX Ltd.	1,423	78,351
Aurizon Holdings Ltd.	15,495	56,865
AusNet Services	12,510	14,918
Australia & New Zealand Banking Group Ltd.	20,897	360,389
Bendigo & Adelaide Bank Ltd.	4,040	27,722
BHP Group Ltd.	21,481	588,199
BHP Group PLC	15,366	360,088
BlueScope Steel Ltd.	3,653	38,691
Boral Ltd.	9,502	29,894
Brambles Ltd.	11,486	94,538
Caltex Australia Ltd.	1,758	41,918
Challenger Ltd.	4,465	25,408
CIMIC Group Ltd.	829	19,274
Coca-Cola Amatil Ltd.	3,824	29,696
Cochlear Ltd.	418	65,879
Coles Group Ltd.	8,554	89,045
Commonwealth Bank of Australia	12,917	724,615
Computershare Ltd.	3,381	39,862
Crown Resorts Ltd.	2,801	23,616
CSL Ltd.	3,306	640,974
Dexus	7,928	65,262
Flight Centre Travel Group Ltd.	439	13,578
Fortescue Metals Group Ltd.	10,101	76,145
Goodman Group	12,146	114,138
Harvey Norman Holdings Ltd.	3,235	9,239
Incitec Pivot Ltd.	10,941	24,443
Insurance Australia Group Ltd.	17,303	92,971
Lendlease Group	4,333	53,571
Macquarie Group Ltd.	2,376	230,102
Magellan Financial Group Ltd.	965	38,663
Medibank Pvt. Ltd.	21,209	47,004
Mirvac Group	28,418	63,608
National Australia Bank Ltd.	20,976	362,971
Newcrest Mining Ltd.	5,595	118,161
Oil Search Ltd.	10,741	54,769
Orica Ltd.	2,861	44,118
Origin Energy Ltd.	12,782	75,787
Qantas Airways, Ltd.	5,515	27,489
QBE Insurance Group Ltd.	9,844	88,955
Ramsay Health Care Ltd.	1,058	53,829
REA Group Ltd.	400	29,059
Rio Tinto Ltd.	2,721	192,511
Santos Ltd.	12,884	74,121
Scentre Group	38,643	103,998
SEEK Ltd.	2,700	42,735
Sonic Healthcare Ltd.	3,289	66,316
South32 Ltd.	13,128	24,519
South32 Ltd.	24,967	47,141
Stockland	17,063	55,362
Suncorp Group Ltd.	9,505	86,342

	Number of Shares	Value†

Australia — (continued)
Sydney Airport	8,538	$51,874
Tabcorp Holdings Ltd.	13,929	44,282
Telstra Corp. Ltd.	30,674	76,194
The GPT Group	13,907	54,780
The GPT Group, In Specie*	16,419	0
TPG Telecom Ltd.	2,240	10,554
Transurban Group	20,135	210,754
Treasury Wine Estates Ltd.	5,300	60,371
Vicinity Centres	25,092	43,887
Washington H. Soul Pattinson & Co., Ltd.	819	12,355
Wesfarmers Ltd.	8,335	242,229
Westpac Banking Corp.	25,414	433,988
WiseTech Global, Ltd.	1,081	17,752
Woodside Petroleum Ltd.	7,012	169,540
Woolworths Group Ltd.	9,128	231,518
Worley Ltd.	2,442	26,380

		7,710,400

Austria — 0.2%
ANDRITZ AG	564	24,247
Erste Group Bank AG*	2,258	84,816
OMV AG	1,135	63,588
Raiffeisen Bank International AG	1,156	28,934
Verbund AG	518	26,004
voestalpine AG	888	24,629

		252,218

Belgium — 1.0%
Ageas	1,326	78,410
Anheuser-Busch InBev N.V.	5,549	454,468
Colruyt S.A.	375	19,551
Galapagos N.V.*	327	68,097
Groupe Bruxelles Lambert S.A.	597	62,996
KBC Group N.V.	1,820	137,219
Proximus SADP	1,133	32,465
Solvay S.A.	535	62,271
Telenet Group Holding N.V.	377	16,947
UCB S.A.	918	73,050
Umicore S.A.	1,444	70,372

		1,075,846

Bermuda — 0.0%
Jardine Strategic Holdings Ltd.	1,700	52,136

China — 0.1%
BeiGene Ltd. ADR*	200	33,152
Sands China Ltd.	17,600	94,038
Yangzijiang Shipbuilding Holdings Ltd.	19,000	15,838

		143,028

Denmark — 1.8%
A.P. Moller — Maersk A/S, Class B	45	64,927
A.P. Moller — Maersk A/S, Class A	24	32,532
Carlsberg A/S, Class B	784	117,001
Chr Hansen Holding A/S	775	61,609
Coloplast A/S, Class B	851	105,576

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Danske Bank A/S	4,748	$76,815
Demant A/S*	713	22,455
DSV PANALPINA A/S	1,572	181,214
Genmab A/S*	462	102,751
H. Lundbeck A/S	500	19,115
ISS A/S	945	22,675
Novo Nordisk A/S, Class B	12,912	748,235
Novozymes A/S, Class B	1,550	75,868
Orsted A/S	1,352	139,830
Pandora A/S	618	26,884
Tryg A/S	965	28,619
Vestas Wind Systems A/S	1,362	137,571

		1,963,677

Finland — 1.1%
Elisa OYJ	1,000	55,254
Fortum OYJ	3,199	78,963
Kone OYJ, Class B	2,528	165,301
Metso OYJ	784	30,972
Neste OYJ	3,173	110,406
Nokia OYJ	40,648	150,352
Nokian Renkaat OYJ	902	25,943
Nordea Bank Abp	23,789	192,458
Nordea Bank Abp	345	2,804
Orion OYJ, Class B	750	34,734
Sampo OYJ, Class A	3,258	142,255
Stora Enso OYJ, Class R	4,323	62,903
UPM-Kymmene OYJ	3,922	136,073
Wartsila OYJ Abp	3,552	39,262

		1,227,680

France — 10.4%
Accor S.A.	1,184	55,576
Aeroports de Paris	215	42,569
Air Liquide S.A.	3,437	487,269
Alstom S.A.	1,439	68,380
Amundi S.A.	462	36,330
Arkema S.A.	503	53,785
Atos S.E.	732	61,168
AXA S.A.	14,062	397,341
BioMerieux	318	28,351
BNP Paribas S.A.	8,195	487,097
Bollore S.A.	7,224	31,568
Bollore S.A.*	42	179
Bouygues S.A.	1,607	68,502
Bureau Veritas S.A.	2,023	52,885
Capgemini S.E.	1,140	139,428
Carrefour S.A.	4,289	72,136
Casino Guichard Perrachon S.A.	468	21,924
Cie de Saint-Gobain	3,550	145,429
Cie Generale des Etablissements Michelin SCA	1,271	156,409
CNP Assurances	1,195	23,811
Covivio	313	35,548
Credit Agricole S.A.	8,213	119,511
Danone S.A.	4,540	377,030

	Number of Shares	Value†

France — (continued)
Dassault Aviation S.A.	18	$23,620
Dassault Systemes S.E.	960	158,329
Edenred	1,757	91,056
Eiffage S.A.	567	65,050
Electricite de France S.A.	4,450	49,655
Engie S.A.	13,504	218,743
EssilorLuxottica S.A.	2,061	315,090
Eurazeo S.E.	333	22,858
Eutelsat Communications S.A.	1,342	21,812
Faurecia S.E.	580	31,487
Gecina S.A.	310	55,497
Getlink S.E.	3,111	54,240
Hermes International	236	176,790
ICADE	232	25,262
Iliad S.A.	205	26,665
Ingenico Group S.A.	462	50,256
Ipsen S.A.	293	26,009
JCDecaux S.A.	510	15,758
Kering S.A.	558	367,676
Klepierre S.A.	1,415	53,832
L’Oreal S.A.	1,842	544,696
Legrand S.A.	1,988	162,348
LVMH Moet Hennessy Louis Vuitton S.E.	2,030	945,891
Natixis S.A.	7,282	32,438
Orange S.A.	14,550	213,831
Pernod Ricard S.A.	1,542	275,923
Peugeot S.A.	4,412	106,229
Publicis Groupe S.A.	1,660	75,267
Remy Cointreau S.A.	159	19,529
Renault S.A.	1,361	64,631
Safran S.A.	2,408	371,940
Sanofi	8,225	826,020
Sartorius Stedim Biotech	210	34,858
Schneider Electric S.E.	4,074	418,564
SCOR S.E.	1,198	50,431
SEB S.A.	179	26,622
Societe Generale S.A.	5,939	207,260
Sodexo S.A.	643	76,201
Suez	2,717	41,172
Teleperformance	442	107,989
Thales S.A.	767	79,810
TOTAL S.A.	17,524	972,420
Ubisoft Entertainment S.A.*	622	43,094
Unibail-Rodamco-Westfield	4,540	35,617
Unibail-Rodamco-Westfield	772	121,797
Valeo S.A.	1,663	58,942
Veolia Environnement S.A.	3,929	104,545
Vinci S.A.	3,763	419,101
Vivendi S.A.	6,173	178,756
Wendel S.A.	185	24,644
Worldline S.A.*	621	44,024

		11,496,501

Germany — 7.8%
adidas AG	1,329	432,615
Allianz S.E.	3,098	759,099

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
BASF S.E.	6,694	$504,306
Bayer AG	6,798	552,657
Bayerische Motoren Werke AG	2,426	198,704
Beiersdorf AG	734	87,808
Brenntag AG	1,140	61,853
Carl Zeiss Meditec AG	302	38,393
Commerzbank AG	7,915	48,883
Continental AG	822	106,228
Covestro AG	1,214	56,488
Daimler AG	6,696	370,185
Delivery Hero S.E.*	704	55,799
Deutsche Bank AG	14,246	110,386
Deutsche Boerse AG	1,393	218,441
Deutsche Lufthansa AG	1,773	32,636
Deutsche Post AG	7,331	278,757
Deutsche Telekom AG	24,559	401,349
Deutsche Wohnen S.E.	2,578	104,865
E.ON S.E.	16,467	175,982
Evonik Industries AG	1,319	40,286
Fraport AG Frankfurt Airport Services Worldwide	349	29,625
Fresenius Medical Care AG & Co., KGaA	1,530	112,651
Fresenius S.E. & Co., KGaA	3,082	173,436
GEA Group AG	1,137	37,598
Hannover Rueck S.E.	439	84,646
HeidelbergCement AG	1,073	77,970
Henkel AG & Co., KGaA	773	72,657
HOCHTIEF AG	160	20,371
Infineon Technologies AG	9,057	204,638
KION Group AG	453	31,152
Knorr-Bremse AG	363	36,951
LANXESS AG	589	39,548
Merck KGaA	962	113,414
METRO AG	1,204	19,374
MTU Aero Engines AG	373	106,278
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,061	313,095
Puma S.E.	591	45,319
RWE AG	4,409	135,101
SAP S.E.	7,177	966,016
Siemens AG	5,582	728,965
Siemens Healthineers AG	1,145	54,888
Symrise AG	947	99,539
Telefonica Deutschland Holding AG	5,808	16,849
thyssenkrupp AG	2,829	38,014
TUI AG	2,901	36,612
Uniper S.E.	1,539	50,867
United Internet AG	908	29,736
Volkswagen AG	247	47,840
Vonovia S.E.	3,728	200,229
Wirecard AG	841	100,727
Zalando S.E.*	869	43,824

		8,703,650

	Number of Shares	Value†

Hong Kong — 3.1%
AIA Group Ltd.	88,200	$927,685
ASM Pacific Technology Ltd.	2,000	27,761
BOC Hong Kong Holdings Ltd.	28,000	97,200
Budweiser Brewing Co., APAC, Ltd.*	9,200	31,051
CK Asset Holdings Ltd.	18,670	134,727
CK Hutchison Holdings Ltd.	19,628	187,163
CK Infrastructure Holdings Ltd.	5,000	35,583
CLP Holdings Ltd.	12,000	125,969
Dairy Farm International Holdings Ltd.	2,600	14,846
Galaxy Entertainment Group Ltd.	16,000	117,786
Hang Lung Properties Ltd.	14,000	30,740
Hang Seng Bank Ltd.	5,600	115,752
Henderson Land Development Co., Ltd.	10,891	53,443
HK Electric Investments & HK Electric Investments Ltd.	20,777	20,478
HKT Trust & HKT Ltd.	25,240	35,570
Hong Kong & China Gas Co., Ltd.	75,846	148,193
Hong Kong Exchanges & Clearing Ltd.	8,665	281,506
Hongkong Land Holdings Ltd.	9,000	51,768
Kerry Properties Ltd.	5,509	17,497
Link REIT	15,676	166,071
Melco Resorts & Entertainment Ltd. ADR	1,367	33,040
MTR Corp., Ltd.	11,671	68,970
New World Development Co., Ltd.	45,832	62,824
NWS Holdings Ltd.	10,013	14,034
PCCW Ltd.	33,068	19,566
Power Assets Holdings Ltd.	10,500	76,814
Sino Land Co., Ltd.	23,079	33,499
SJM Holdings Ltd.	11,000	12,525
Sun Hung Kai Properties Ltd.	11,661	178,587
Swire Pacific Ltd., Class A	3,500	32,514
Swire Properties Ltd.	9,336	30,929
Techtronic Industries Co., Ltd.	10,000	81,617
The Bank of East Asia Ltd.	8,875	19,815
Vitasoy International Holdings Ltd.	6,000	21,766
WH Group Ltd.	69,823	72,195
Wharf Real Estate Investment Co., Ltd.	9,000	54,914
Wheelock & Co., Ltd.	6,000	39,998
Yue Yuen Industrial Holdings Ltd.	4,500	13,281

		3,487,677

Ireland — 1.0%
AerCap Holdings N.V.*	913	56,122
AIB Group PLC	6,225	21,688
Bank of Ireland Group PLC	7,345	40,424
CRH PLC	5,896	236,483
DCC PLC	709	61,498
Experian PLC	6,632	224,823
Flutter Entertainment PLC	565	68,859
James Hardie Industries PLC	3,193	62,405
Kerry Group PLC, Class A	1,187	147,926
Kingspan Group PLC	1,165	71,155
Smurfit Kappa Group PLC	1,724	66,473

		1,057,856

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Isle of Man — 0.0%
GVC Holdings PLC	4,148	$48,582

Israel — 0.6%
Azrieli Group Ltd.	283	20,730
Bank Hapoalim BM	8,292	68,863
Bank Leumi Le-Israel BM	11,337	82,680
Check Point Software Technologies Ltd.*	912	101,196
CyberArk Software Ltd.*	300	34,974
Elbit Systems Ltd.	186	28,981
Israel Chemicals Ltd.	5,884	27,787
Israel Discount Bank Ltd., Class A	8,729	40,539
Mizrahi Tefahot Bank Ltd.	962	25,661
Nice Ltd.*	446	69,157
Teva Pharmaceutical Industries Ltd.*	7,232	70,503
Teva Pharmaceutical Industries Ltd. ADR*	1,100	10,780
Wix.com Ltd.*	300	36,714

		618,565

Italy — 2.0%
Assicurazioni Generali SpA	7,936	163,838
Atlantia SpA	3,574	83,414
Davide Campari-Milano SpA	4,464	40,789
Enel SpA	59,956	476,282
Eni SpA	18,862	292,951
Ferrari N.V.	869	144,286
FinecoBank Banca Fineco SpA	3,881	46,556
Intesa Sanpaolo SpA	110,335	290,645
Leonardo SpA	3,179	37,281
Mediobanca Banca di Credito Finanziario SpA	4,539	49,977
Moncler SpA	1,369	61,615
Pirelli & C SpA	3,060	17,661
Poste Italiane SpA	4,029	45,781
Prysmian SpA	1,822	43,982
Recordati SpA	813	34,272
Snam SpA	15,675	82,416
Telecom Italia SpA*	60,149	37,564
Telecom Italia SpA, RSP	40,890	25,042
Terna Rete Elettrica Nazionale SpA	10,172	68,030
UniCredit SpA	14,564	212,883

		2,255,265

Japan — 23.8%
ABC-Mart, Inc.	200	13,652
Acom Co., Ltd.	3,200	14,519
Advantest Corp.	1,500	84,597
Aeon Co., Ltd.	4,900	101,118
AEON Financial Service Co., Ltd.	700	11,030
Aeon Mall Co., Ltd.	710	12,594
AGC, Inc.	1,400	50,061
Air Water, Inc.	1,000	14,592
Aisin Seiki Co., Ltd.	1,200	44,448
Ajinomoto Co., Inc.	3,400	56,601
Alfresa Holdings Corp.	1,300	26,410
Alps Alpine Co., Ltd.	1,400	31,779
Amada Holdings Co., Ltd.	2,400	27,297
ANA Holdings, Inc.	800	26,707

	Number of Shares	Value†

Japan — (continued)
Aozora Bank Ltd.	1,000	$26,419
Asahi Group Holdings Ltd.	2,700	123,175
Asahi Intecc Co., Ltd.	1,400	40,994
Asahi Kasei Corp.	9,500	106,670
Astellas Pharma, Inc.	13,700	233,859
Bandai Namco Holdings, Inc.	1,500	91,248
Benesse Holdings, Inc.	500	13,142
Bridgestone Corp.	4,100	152,315
Brother Industries Ltd.	1,800	37,176
Calbee, Inc.	600	19,549
Canon, Inc.	7,400	202,527
Casio Computer Co., Ltd.	1,500	29,975
Central Japan Railway Co.	1,000	201,069
Chubu Electric Power Co., Inc.	4,700	66,438
Chugai Pharmaceutical Co., Ltd.	1,600	147,352
Coca-Cola Bottlers Japan Holdings, Inc.	1,000	25,550
Concordia Financial Group Ltd.	7,200	29,568
Credit Saison Co., Ltd.	1,000	17,344
CyberAgent, Inc.	800	27,869
Dai Nippon Printing Co., Ltd.	1,700	45,981
Dai-ichi Life Holdings, Inc.	8,100	133,490
Daicel Corp.	2,000	19,121
Daifuku Co., Ltd.	800	48,348
Daiichi Sankyo Co., Ltd.	4,200	277,386
Daikin Industries Ltd.	1,800	253,962
Daito Trust Construction Co., Ltd.	500	61,788
Daiwa House Industry Co., Ltd.	4,100	126,923
Daiwa House REIT Investment Corp.	13	33,993
Daiwa Securities Group, Inc.	11,100	56,037
Denso Corp.	3,100	140,003
Dentsu Group, Inc.	1,500	51,684
Disco Corp.	200	46,965
East Japan Railway Co.	2,200	198,576
Eisai Co., Ltd.	1,800	134,687
Electric Power Development Co., Ltd.	1,000	24,273
FamilyMart Co., Ltd.	2,000	47,899
FANUC Corp.	1,400	258,531
Fast Retailing Co., Ltd.	400	237,630
Fuji Electric Co., Ltd.	900	27,340
FUJIFILM Holdings Corp.	2,700	128,941
Fujitsu Ltd.	1,400	131,678
Fukuoka Financial Group, Inc.	1,200	22,927
GMO Payment Gateway, Inc.	300	20,544
Hakuhodo DY Holdings, Inc.	1,500	24,137
Hamamatsu Photonics K.K.	1,000	40,980
Hankyu Hanshin Holdings, Inc.	1,600	68,441
Hikari Tsushin, Inc.	100	25,130
Hino Motors Ltd.	2,000	21,151
Hirose Electric Co., Ltd.	220	28,123
Hisamitsu Pharmaceutical Co., Inc.	400	19,481
Hitachi Chemical Co., Ltd.	800	33,517
Hitachi Construction Machinery Co., Ltd.	700	20,851
Hitachi High-Technologies Corp.	500	35,410
Hitachi Ltd.	7,000	295,370
Hitachi Metals Ltd.	1,400	20,608

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Honda Motor Co., Ltd.	11,900	$336,788
Hoshizaki Corp.	400	35,664
Hoya Corp.	2,800	267,294
Hulic Co., Ltd.	2,500	30,101
Idemitsu Kosan Co., Ltd.	1,356	37,469
IHI Corp.	1,200	28,081
Iida Group Holdings Co., Ltd.	1,000	17,526
Inpex Corp.	7,400	76,662
Isetan Mitsukoshi Holdings Ltd.	2,500	22,449
Isuzu Motors Ltd.	4,000	47,283
ITOCHU Corp.	9,900	229,449
Itochu Techno-Solutions Corp.	700	19,714
J. Front Retailing Co., Ltd.	1,500	20,921
Japan Airlines Co., Ltd.	800	24,909
Japan Airport Terminal Co., Ltd.	300	16,646
Japan Exchange Group, Inc.	3,600	63,378
Japan Post Bank Co., Ltd.	3,000	28,784
Japan Post Holdings Co., Ltd.	11,500	108,151
Japan Post Insurance Co., Ltd.	1,700	28,979
Japan Prime Realty Investment Corp.	6	26,381
Japan Real Estate Investment Corp.	10	66,365
Japan Retail Fund Investment Corp.	20	43,038
Japan Tobacco, Inc.	8,700	193,980
JFE Holdings, Inc.	3,800	48,759
JGC Holdings Corp.	1,600	25,466
JSR Corp.	1,500	27,439
JTEKT Corp.	1,500	17,720
JXTG Holdings, Inc.	22,690	102,980
Kajima Corp.	3,500	46,533
Kakaku.com, Inc.	1,100	28,086
Kamigumi Co., Ltd.	700	15,387
Kansai Paint Co., Ltd.	1,400	34,201
Kao Corp.	3,500	288,663
Kawasaki Heavy Industries Ltd.	1,000	21,857
KDDI Corp.	12,900	384,889
Keihan Holdings Co., Ltd.	700	33,990
Keikyu Corp.	1,600	30,846
Keio Corp.	800	48,407
Keisei Electric Railway Co., Ltd.	1,000	38,749
Keyence Corp.	1,364	478,953
Kikkoman Corp.	1,100	53,850
Kintetsu Group Holdings Co., Ltd.	1,300	70,512
Kirin Holdings Co., Ltd.	6,000	130,960
Kobayashi Pharmaceutical Co., Ltd.	400	33,881
Koito Manufacturing Co., Ltd.	800	37,045
Komatsu Ltd.	6,700	160,810
Konami Holdings Corp.	700	28,765
Konica Minolta, Inc.	3,200	20,845
Kose Corp.	200	29,153
Kubota Corp.	7,800	122,485
Kuraray Co., Ltd.	2,600	31,506
Kurita Water Industries Ltd.	800	23,740
Kyocera Corp.	2,400	163,574
Kyowa Kirin Co., Ltd.	1,700	40,053
Kyushu Electric Power Co., Inc.	2,900	25,160

	Number of Shares	Value†

Japan — (continued)
Kyushu Railway Co.	1,200	$40,173
Lawson, Inc.	400	22,705
LINE Corp.*	400	19,653
Lion Corp.	1,500	29,158
LIXIL Group Corp.	2,100	36,239
M3, Inc.	3,000	90,467
Makita Corp.	1,600	55,256
Marubeni Corp.	11,700	86,444
Marui Group Co., Ltd.	1,500	36,574
Maruichi Steel Tube Ltd.	300	8,431
Mazda Motor Corp.	4,500	38,346
McDonald’s Holdings Co., Japan Ltd.	400	19,272
Mebuki Financial Group, Inc.	7,020	17,898
Medipal Holdings Corp.	1,300	28,691
MEIJI Holdings Co., Ltd.	800	54,064
Mercari, Inc.*	600	12,266
MINEBEA MITSUMI, Inc.	2,600	53,706
MISUMI Group, Inc.	2,200	54,450
Mitsubishi Chemical Holdings Corp.	9,500	70,786
Mitsubishi Corp.	10,000	264,914
Mitsubishi Electric Corp.	13,500	183,812
Mitsubishi Estate Co., Ltd.	8,800	168,387
Mitsubishi Gas Chemical Co., Inc.	1,100	16,758
Mitsubishi Heavy Industries Ltd.	2,400	93,064
Mitsubishi Materials Corp.	900	24,426
Mitsubishi Motors Corp.	5,200	21,675
Mitsubishi Tanabe Pharma Corp.	1,500	27,518
Mitsubishi UFJ Financial Group, Inc.	89,600	484,408
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	22,532
Mitsui & Co., Ltd.	12,000	213,306
Mitsui Chemicals, Inc.	1,400	34,103
Mitsui Fudosan Co., Ltd.	6,600	161,304
Mitsui OSK Lines Ltd.	800	22,000
Mizuho Financial Group, Inc.	178,780	275,396
MonotaRO Co., Ltd.	1,000	26,621
MS&AD Insurance Group Holdings, Inc.	3,490	115,200
Murata Manufacturing Co., Ltd.	4,200	258,504
Nabtesco Corp.	900	26,520
Nagoya Railroad Co., Ltd.	1,400	43,474
NEC Corp.	1,800	74,492
Nexon Co., Ltd.*	3,700	49,082
NGK Insulators Ltd.	2,000	34,792
NGK Spark Plug Co., Ltd.	1,100	21,322
NH Foods Ltd.	600	24,854
Nidec Corp.	1,600	218,534
Nikon Corp.	2,400	29,351
Nintendo Co., Ltd.	800	319,968
Nippon Building Fund, Inc.	10	73,303
Nippon Express Co., Ltd.	600	35,171
Nippon Paint Holdings Co., Ltd.	1,100	56,630
Nippon Prologis REIT, Inc.	15	38,204
Nippon Shinyaku Co., Ltd.	300	25,978
Nippon Steel Corp.	6,017	90,694
Nippon Telegraph & Telephone Corp.	9,400	237,573
Nippon Yusen K.K.	1,300	23,431

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Nissan Chemical Corp.	1,000	$41,878
Nissan Motor Co., Ltd.	17,000	98,511
Nisshin Seifun Group, Inc.	1,315	22,943
Nissin Foods Holdings Co., Ltd.	500	37,136
Nitori Holdings Co., Ltd.	600	94,711
Nitto Denko Corp.	1,200	67,473
Nomura Holdings, Inc.	24,600	126,586
Nomura Real Estate Holdings, Inc.	1,000	23,985
Nomura Real Estate Master Fund, Inc.	28	47,895
Nomura Research Institute Ltd.	2,430	51,968
NSK Ltd.	3,000	28,360
NTT Data Corp.	4,500	60,183
NTT DOCOMO, Inc.	9,800	272,990
Obayashi Corp.	5,000	55,533
Obic Co., Ltd.	500	67,350
Odakyu Electric Railway Co., Ltd.	2,100	48,991
Oji Holdings Corp.	6,000	32,448
Olympus Corp.	8,800	135,632
Omron Corp.	1,400	81,603
Ono Pharmaceutical Co., Ltd.	2,800	63,925
Oracle Corp. Japan	300	27,228
Oriental Land Co., Ltd.	1,400	191,018
ORIX Corp.	9,800	162,399
Orix JREIT, Inc.	20	43,351
Osaka Gas Co., Ltd.	2,900	55,457
Otsuka Corp.	800	31,948
Otsuka Holdings Co., Ltd.	2,900	129,265
Pan Pacific International Holdings Corp.	3,200	53,092
Panasonic Corp.	16,200	151,943
Park24 Co., Ltd.	800	19,589
PeptiDream, Inc.*	700	35,772
Persol Holdings Co., Ltd.	1,400	26,238
Pigeon Corp.	900	32,955
Pola Orbis Holdings, Inc.	800	19,055
Rakuten, Inc.*	6,300	53,822
Recruit Holdings Co., Ltd.	10,000	374,554
Renesas Electronics Corp.*	5,400	36,893
Resona Holdings, Inc.	14,800	64,506
Ricoh Co., Ltd.	5,000	54,408
Rinnai Corp.	200	15,630
Rohm Co., Ltd.	700	55,852
Ryohin Keikaku Co., Ltd.	1,700	39,621
Sankyo Co., Ltd.	400	13,285
Santen Pharmaceutical Co., Ltd.	2,600	49,512
SBI Holdings, Inc.	1,710	36,102
Secom Co., Ltd.	1,500	133,864
Sega Sammy Holdings, Inc.	1,200	17,376
Seibu Holdings, Inc.	1,600	26,320
Seiko Epson Corp.	2,200	33,218
Sekisui Chemical Co., Ltd.	2,600	45,110
Sekisui House Ltd.	4,600	98,232
Seven & i Holdings Co., Ltd.	5,600	205,270
Seven Bank Ltd.	5,300	17,363
SG Holdings Co., Ltd.	1,100	24,778
Sharp Corp.	1,200	18,339
Shimadzu Corp.	1,600	50,037

	Number of Shares	Value†

Japan — (continued)
Shimamura Co., Ltd.	200	$15,205
Shimano, Inc.	500	81,116
Shimizu Corp.	4,000	40,747
Shin-Etsu Chemical Co., Ltd.	2,600	285,930
Shinsei Bank Ltd.	1,400	21,360
Shionogi & Co., Ltd.	2,000	123,723
Shiseido Co., Ltd.	2,900	205,929
Showa Denko K.K.	1,000	26,356
SMC Corp.	400	182,926
Softbank Corp.	12,100	162,257
SoftBank Group Corp.	11,400	494,954
Sohgo Security Services Co., Ltd.	500	27,062
Sompo Holdings, Inc.	2,525	99,156
Sony Corp.	9,300	631,449
Sony Financial Holdings, Inc.	1,200	28,806
Square Enix Holdings Co., Ltd.	700	34,856
Stanley Electric Co., Ltd.	1,000	28,881
Subaru Corp.	4,400	108,987
SUMCO Corp.	1,800	29,824
Sumitomo Chemical Co., Ltd.	10,600	48,130
Sumitomo Corp.	8,800	130,709
Sumitomo Dainippon Pharma Co., Ltd.	1,100	21,313
Sumitomo Electric Industries Ltd.	5,500	82,600
Sumitomo Heavy Industries Ltd.	800	22,724
Sumitomo Metal Mining Co., Ltd.	1,800	57,960
Sumitomo Mitsui Financial Group, Inc.	9,700	358,273
Sumitomo Mitsui Trust Holdings, Inc.	2,343	92,621
Sumitomo Realty & Development Co., Ltd.	2,500	87,224
Sumitomo Rubber Industries Ltd.	1,200	14,633
Sundrug Co., Ltd.	600	21,709
Suntory Beverage & Food Ltd.	1,000	41,749
Suzuken Co., Ltd.	540	22,009
Suzuki Motor Corp.	2,700	112,703
Sysmex Corp.	1,200	81,702
T&D Holdings, Inc.	4,300	54,377
Taiheiyo Cement Corp.	800	23,482
Taisei Corp.	1,400	57,989
Taisho Pharmaceutical Holdings Co., Ltd.	300	22,139
Taiyo Nippon Sanso Corp.	1,000	22,134
Takeda Pharmaceutical Co., Ltd.	10,895	430,921
TDK Corp.	900	101,141
Teijin Ltd.	1,200	22,419
Terumo Corp.	4,800	170,277
The Bank of Kyoto Ltd.	400	17,056
The Chiba Bank Ltd.	3,700	21,275
The Chugoku Electric Power Co., Inc.	2,100	27,605
The Kansai Electric Power Co., Inc.	5,400	62,558
The Shizuoka Bank Ltd.	3,200	23,802
The Yokohama Rubber Co., Ltd.	1,000	19,395
THK Co., Ltd.	1,000	26,848
Tobu Railway Co., Ltd.	1,400	50,681
Toho Co., Ltd.	900	37,505
Toho Gas Co., Ltd.	600	24,499
Tohoku Electric Power Co., Inc.	3,500	34,698
Tokio Marine Holdings, Inc.	4,700	263,148
Tokyo Century Corp.	300	15,973

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Tokyo Electric Power Co. Holdings, Inc.*	10,800	$46,230
Tokyo Electron Ltd.	1,100	240,163
Tokyo Gas Co., Ltd.	2,700	65,607
Tokyu Corp.	3,600	66,574
Tokyu Fudosan Holdings Corp.	4,000	27,621
Toppan Printing Co., Ltd.	2,000	41,317
Toray Industries, Inc.	10,000	67,755
Toshiba Corp.	3,700	125,584
Tosoh Corp.	1,800	27,730
TOTO Ltd.	1,000	42,227
Toyo Seikan Group Holdings Ltd.	1,000	17,214
Toyo Suisan Kaisha Ltd.	600	25,479
Toyoda Gosei Co., Ltd.	400	9,988
Toyota Industries Corp.	1,100	63,294
Toyota Motor Corp.	16,668	1,174,452
Toyota Tsusho Corp.	1,600	56,204
Trend Micro, Inc.*	900	46,053
Tsuruha Holdings, Inc.	300	38,519
Unicharm Corp.	3,000	101,302
United Urban Investment Corp.	21	39,439
USS Co., Ltd.	1,500	28,355
Welcia Holdings Co., Ltd.	400	25,412
West Japan Railway Co.	1,200	103,792
Yakult Honsha Co., Ltd.	900	49,601
Yamada Denki Co., Ltd.	5,300	28,122
Yamaha Corp.	1,100	60,988
Yamaha Motor Co., Ltd.	2,100	42,069
Yamato Holdings Co., Ltd.	2,300	39,214
Yamazaki Baking Co., Ltd.	1,000	17,869
Yaskawa Electric Corp.	1,800	67,808
Yokogawa Electric Corp.	1,600	28,098
Z Holdings Corp.	19,700	83,176
ZOZO, Inc.	600	11,475

		26,464,445

Luxembourg — 0.3%
ArcelorMittal S.A.	4,640	81,755
Aroundtown S.A.	6,059	54,421
Eurofins Scientific S.E.	87	48,331
Millicom International Cellular S.A.	489	23,484
SES S.A.	2,712	38,119
Tenaris S.A.	3,478	39,406

		285,516

Macau — 0.0%
Wynn Macau Ltd.	12,400	30,555

Netherlands — 6.1%
ABN AMRO Bank N.V.	3,103	56,557
Adyen N.V.*	78	64,163
Aegon N.V.	13,470	61,661
Airbus S.E.	4,256	624,636
Akzo Nobel N.V.	1,665	170,037
Altice Europe N.V.*	5,094	32,986
ASML Holding N.V.	3,108	920,148
CNH Industrial N.V.	7,476	82,086

	Number of Shares	Value†

Netherlands — (continued)
EXOR N.V.	766	$59,389
Heineken Holding N.V.	885	86,016
Heineken N.V.	1,900	202,784
ING Groep N.V.	28,675	344,744
Koninklijke Ahold Delhaize N.V.	8,760	219,635
Koninklijke DSM N.V.	1,351	176,638
Koninklijke KPN N.V.	26,565	78,616
Koninklijke Philips N.V.	6,580	321,656
Koninklijke Vopak N.V.	469	25,486
NN Group N.V.	2,293	87,187
NXP Semiconductors N.V.	1,996	254,011
Prosus N.V.*	3,536	264,641
QIAGEN N.V.*	1,662	56,630
Randstad N.V.	923	56,557
Royal Dutch Shell PLC, Class A	31,238	925,095
Royal Dutch Shell PLC, Class B	27,265	809,331
Unilever N.V.	10,704	614,313
Wolters Kluwer N.V.	2,080	151,873

		6,746,876

New Zealand — 0.3%
a2 Milk Co., Ltd.*	5,597	56,672
Auckland International Airport Ltd.	7,064	41,638
Fisher & Paykel Healthcare Corp. Ltd.	4,362	65,282
Fletcher Building Ltd.	5,870	20,120
Mercury NZ Ltd.	5,143	17,495
Meridian Energy Ltd.	8,838	29,771
Ryman Healthcare Ltd.	2,831	31,114
Spark New Zealand Ltd.	14,196	41,396

		303,488

Norway — 0.6%
Aker BP ASA	827	27,143
DNB ASA	6,815	127,528
Equinor ASA	7,543	150,425
Gjensidige Forsikring ASA	1,418	29,765
Mowi ASA	3,226	83,879
Norsk Hydro ASA	10,203	37,941
Orkla ASA	5,523	56,008
Schibsted ASA, Class B	698	19,947
Telenor ASA	5,381	96,458
Yara International ASA	1,266	52,746

		681,840

Portugal — 0.2%
Banco Espirito Santo S.A.*	27,017	0
EDP - Energias de Portugal S.A.	18,562	80,548
Galp Energia SGPS S.A.	3,702	62,150
Jeronimo Martins SGPS S.A.	1,733	28,559

		171,257

Singapore — 1.3%
Ascendas Real Estate Investment Trust	22,459	49,620
CapitaLand Commercial Trust	18,656	27,630
CapitaLand Ltd.	18,600	51,904
CapitaLand Mall Trust	18,100	33,133

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
City Developments Ltd.	3,000	$24,416
ComfortDelGro Corp. Ltd.	15,200	26,895
DBS Group Holdings Ltd.	13,210	254,705
Genting Singapore Ltd.	46,800	32,048
Jardine Cycle & Carriage Ltd.	611	13,664
Jardine Matheson Holdings Ltd.	1,600	89,036
Keppel Corp. Ltd.	10,300	51,897
Mapletree Commercial Trust	15,200	27,029
Oversea-Chinese Banking Corp. Ltd.	23,903	195,540
SATS Ltd.	5,300	19,950
Sembcorp Industries Ltd.	9,000	15,327
Singapore Airlines Ltd.	4,000	26,893
Singapore Exchange Ltd.	6,000	39,517
Singapore Press Holdings Ltd.	12,400	20,087
Singapore Technologies Engineering Ltd.	12,000	35,144
Singapore Telecommunications Ltd.	60,100	150,678
Suntec Real Estate Investment Trust	16,000	21,903
United Overseas Bank Ltd.	9,237	181,661
UOL Group Ltd.	3,107	19,229
Venture Corp. Ltd.	2,100	25,334
Wilmar International Ltd.	13,800	42,279

		1,475,519

Spain — 2.8%
ACS Actividades de Construccion y Servicios S.A.	1,883	75,535
Aena SME S.A.	488	93,559
Amadeus IT Group S.A.	3,129	256,256
Banco Bilbao Vizcaya Argentaria S.A.	49,398	277,338
Banco de Sabadell S.A.	40,918	47,911
Banco Santander S.A.	122,548	513,815
Bankia S.A.	9,428	20,187
Bankinter S.A.	4,820	35,404
CaixaBank S.A.	25,876	81,485
Cellnex Telecom S.A.	1,870	80,664
Enagas S.A.	1,740	44,444
Endesa S.A.	2,463	65,774
Ferrovial S.A.	3,694	111,918
Grifols S.A.	2,184	77,164
Iberdrola S.A.	44,018	453,633
Industria de Diseno Textil S.A.	8,077	285,447
Mapfre S.A.	8,177	21,682
Naturgy Energy Group S.A.	2,261	56,935
Red Electrica Corp. S.A.	3,120	62,868
Repsol S.A.	10,887	171,037
Siemens Gamesa Renewable Energy S.A.	1,855	32,668
Telefonica S.A.	34,329	240,067

		3,105,791

Sweden — 2.4%
Alfa Laval AB	2,253	56,740
Assa Abloy AB, Class B	7,335	171,459
Atlas Copco AB, Class A	4,917	196,265
Atlas Copco AB, Class B	2,942	102,149
Boliden AB	1,973	52,400
Electrolux AB, Class B	1,720	42,283

	Number of Shares	Value†

Sweden — (continued)
Epiroc AB, Class A	5,080	$62,125
Epiroc AB, Class B	2,942	34,965
Essity AB, Class B	4,370	140,741
Hennes & Mauritz AB, Class B	5,952	121,406
Hexagon AB, Class B	1,938	108,627
Husqvarna AB, Class B	2,834	22,711
ICA Gruppen AB	622	29,055
Industrivarden AB, Class C	1,227	29,590
Investor AB, Class B	3,334	182,016
Kinnevik AB, Class B	1,832	44,893
L E Lundbergforetagen AB, Class B	602	26,427
Lundin Petroleum AB	1,292	43,869
Sandvik AB	8,392	163,454
Securitas AB, Class B	2,230	38,421
Skandinaviska Enskilda Banken AB, Class A	11,899	111,849
Skanska AB, Class B	2,417	54,677
SKF AB, Class B	2,667	53,997
Svenska Handelsbanken AB, Class A	11,598	124,913
Swedbank AB, Class A	6,908	102,694
Swedish Match AB	1,295	66,714
Tele2 AB, Class B	3,797	55,110
Telefonaktiebolaget LM Ericsson, Class B	22,252	194,434
Telia Co., AB	20,047	86,133
Volvo AB, Class B	11,070	185,325

		2,705,442

Switzerland — 9.6%
ABB Ltd.	13,397	323,178
Adecco Group AG	1,125	71,125
Alcon, Inc.*	3,065	173,607
Baloise Holding AG	370	66,965
Barry Callebaut AG	23	50,772
Chocoladefabriken Lindt & Spruengli AG	1	88,345
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	8	62,120
Cie Financiere Richemont S.A.	3,838	299,943
Clariant AG*	1,425	31,846
Coca-Cola HBC AG*	1,426	48,470
Credit Suisse Group AG*	18,930	255,890
Dufry AG*	292	28,955
EMS-Chemie Holding AG	52	34,187
Geberit AG	277	155,475
Givaudan S.A.	67	209,911
Glencore PLC*	78,655	244,911
Julius Baer Group Ltd.*	1,680	86,609
Kuehne + Nagel International AG	402	67,804
LafargeHolcim Ltd.*	3,623	200,995
Lonza Group AG*	540	196,996
Nestle S.A.	21,759	2,355,744
Novartis AG	15,699	1,486,532
Pargesa Holding S.A.	272	22,598
Partners Group Holding AG	139	127,397
Roche Holding AG	5,135	1,668,889
Schindler Holding AG	145	35,509
Schindler Holding AG, Participation Certificates	304	77,308

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
SGS S.A.	40	$109,547
Sika AG	921	172,960
Sonova Holding AG	410	93,730
STMicroelectronics N.V.	5,012	135,227
Straumann Holding AG	74	72,589
Swiss Life Holding AG	242	121,404
Swiss Prime Site AG*	579	66,987
Swiss Re AG	2,163	242,997
Swisscom AG	190	100,581
Temenos AG	471	74,507
The Swatch Group AG	210	58,633
The Swatch Group AG	425	22,482
UBS Group AG*	28,406	358,466
Vifor Pharma AG	334	60,957
Zurich Insurance Group AG	1,090	447,118

		10,610,266

United Kingdom — 13.8%
3i Group PLC	7,110	103,463
Admiral Group PLC	1,312	40,093
Anglo American PLC	7,515	215,892
Antofagasta PLC	2,581	31,250
Ashtead Group PLC	3,405	108,875
Associated British Foods PLC	2,516	86,553
AstraZeneca PLC	9,579	958,787
Auto Trader Group PLC	6,702	52,927
Aveva Group PLC	488	30,106
Aviva PLC	29,303	162,649
BAE Systems PLC	23,642	177,016
Barclays PLC	126,798	302,349
Barratt Developments PLC	7,726	76,499
Berkeley Group Holdings PLC	878	56,520
BP PLC	148,742	935,713
British American Tobacco PLC	14,636	622,065
British American Tobacco PLC ADR	2,252	95,620
BT Group PLC	62,856	160,170
Bunzl PLC	2,529	69,170
Burberry Group PLC	2,902	84,726
Carnival PLC	1,094	52,440
Centrica PLC	43,976	52,018
Coca-Cola European Partners PLC	1,476	73,924
Coca-Cola European Partners PLC	200	10,176
Compass Group PLC	11,769	294,954
Croda International PLC	875	59,438
Diageo PLC	17,260	727,284
Direct Line Insurance Group PLC	9,937	41,115
easyJet PLC	1,334	25,129
Evraz PLC	3,788	20,284
Ferguson PLC	1,650	150,162
Fiat Chrysler Automobiles N.V.	8,095	120,021
G4S PLC	12,521	36,209
GlaxoSmithKline PLC	36,416	855,674
Halma PLC	2,847	79,724
Hargreaves Lansdown PLC	2,059	52,816
HSBC Holdings PLC	147,481	1,154,554
Imperial Brands PLC	6,887	170,388

	Number of Shares	Value†

United Kingdom — (continued)
Informa PLC	8,875	$100,942
InterContinental Hotels Group PLC	1,282	88,093
Intertek Group PLC	1,128	87,407
ITV PLC	27,237	54,496
J. Sainsbury PLC	12,992	39,616
JD Sports Fashion PLC	3,307	36,733
Johnson Matthey PLC	1,361	54,116
Kingfisher PLC	14,253	41,031
Land Securities Group PLC	5,379	70,608
Legal & General Group PLC	44,370	178,238
Lloyds Banking Group PLC	510,715	423,090
London Stock Exchange Group PLC	2,281	234,425
M&G PLC*	18,831	59,166
Marks & Spencer Group PLC	15,574	44,160
Meggitt PLC	5,739	49,987
Melrose Industries PLC	34,877	111,092
Micro Focus International PLC	2,152	30,205
Mondi PLC	3,375	79,142
National Grid PLC	24,808	310,032
Next PLC	943	87,872
NMC Health PLC	538	12,605
Ocado Group PLC*	3,409	57,841
Pearson PLC	5,773	48,771
Persimmon PLC	2,313	82,619
Prudential PLC	19,091	365,798
Reckitt Benckiser Group PLC	5,165	419,548
RELX PLC	7,340	185,287
RELX PLC	6,969	175,779
Rentokil Initial PLC	13,868	83,119
Rio Tinto PLC	8,331	493,157
Rolls-Royce Holdings PLC*	12,875	116,365
Rolls-Royce Holdings PLC*	592,250	785
Royal Bank of Scotland Group PLC	34,775	111,557
RSA Insurance Group PLC	7,501	56,218
Schroders PLC	960	42,390
Segro PLC	8,146	96,999
Severn Trent PLC	1,743	58,066
Smith & Nephew PLC	6,496	156,559
Smiths Group PLC	2,951	65,912
Spirax-Sarco Engineering PLC	552	64,978
SSE PLC	7,299	139,209
St. James’s Place PLC	4,100	63,201
Standard Chartered PLC	19,726	185,881
Standard Life Aberdeen PLC	18,172	79,060
Taylor Wimpey PLC	25,341	64,977
Tesco PLC	71,278	240,895
The British Land Co., PLC	6,815	57,666
The Sage Group PLC	7,977	79,138
The Weir Group PLC	1,767	35,340
Unilever PLC	8,087	462,924
United Utilities Group PLC	4,874	60,993
Vodafone Group PLC	194,806	378,194
Whitbread PLC	947	60,778
Wm Morrison Supermarkets PLC	15,833	41,903

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
WPP PLC	9,426	$132,646

		15,304,362

TOTAL COMMON STOCKS (Cost $81,556,056)		107,978,438

PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG	454	27,949
FUCHS PETROLUB S.E.	492	24,444
Henkel AG & Co., KGaA	1,330	137,390
Porsche Automobil Holding S.E.	1,115	82,732
Sartorius AG	272	58,144
Volkswagen AG	1,375	270,654

TOTAL PREFERRED STOCKS (Cost $442,388)		601,313

RIGHTS — 0.0%
Spain — 0.0%
Repsol S.A.* (Cost $5,141)	10,887	5,166

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $663,436)	663,436	663,436

TOTAL INVESTMENTS — 98.4% (Cost $82,667,021)		109,248,353

Other Assets & Liabilities — 1.6%		1,818,569

TOTAL NET ASSETS — 100.0%		$111,066,922

†	See Security Valuation Note.
*	Non-income producing security.

AB — Aktiebolag.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

ASA — Allmennaksjeselskap.

KGaA — Kommanditgesellschaft auf Aktien.

OYJ — Julkinen Osakeyhtiö.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

SpA — Società per Azioni.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$299,492
Aerospace & Defense	1.5%	1,666,637
Agriculture	1.1%	1,191,046
Airlines	0.2%	163,763
Apparel	2.0%	2,127,913
Auto Manufacturers	3.0%	3,197,117
Auto Parts & Equipment	1.0%	1,063,106

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Banks	10.4%	$11,221,380
Beverages	2.3%	2,520,682
Biotechnology	0.8%	852,745
Building & Real Estate	0.2%	224,095
Building Materials	1.5%	1,594,487
Chemicals	3.2%	3,508,919
Commercial Services	2.7%	2,897,675
Computers	0.7%	709,576
Cosmetics & Personal Care	2.4%	2,556,697
Distribution & Wholesale	1.1%	1,214,022
Diversified Financial Services	2.3%	2,477,376
Diversified Operations	0.2%	250,826
Electric	2.7%	2,862,913
Electrical Components & Equipment	1.3%	1,389,761
Electronics	1.3%	1,359,936
Energy-Alternate Sources	0.2%	170,239
Engineering & Construction	1.4%	1,471,401
Entertainment	0.5%	535,908
Environmental Control	—%	23,740
Food	4.8%	5,220,042
Food Service	0.1%	76,201
Forest Products & Paper	0.3%	377,039
Gas	0.8%	839,601
Hand & Machine Tools	0.7%	724,520
Healthcare Products	1.8%	1,920,202
Healthcare Services	0.5%	562,405
Holding Companies	0.3%	341,518
Home Builders	0.3%	344,311
Home Furnishings	0.8%	906,300
Hotels & Resorts	0.1%	130,311
Household Products & Wares	0.5%	492,205
Insurance	5.7%	6,152,648
Internet	0.8%	908,705
Investment Companies	0.3%	313,288
Iron & Steel	0.4%	439,579
Leisure Time	0.3%	304,179
Lodging	0.4%	410,112
Machinery — Construction & Mining	0.6%	694,993
Machinery — Diversified	1.8%	1,995,175
Media	0.6%	607,858
Metal Fabricate/Hardware	0.3%	356,103
Mining	2.4%	2,565,088
Miscellaneous Manufacturing	1.0%	1,092,813
Office & Business Equipment	0.4%	439,939
Oil & Gas	4.9%	5,258,872
Packaging and Containers	—%	17,214
Pharmaceuticals	8.8%	9,542,992
Pipelines	0.1%	91,444
Real Estate	1.5%	1,662,696
Real Estate Investment Trusts	1.7%	1,791,216
Real Estate Management Services	0.2%	200,229
Retail	2.2%	2,421,074
Semiconductors	1.8%	1,989,114
Shipbuilding	—%	15,838
Software	1.6%	1,771,240
Telecommunications	4.1%	4,403,739
Textiles	0.1%	121,680
Toys, Games & Hobbies	0.4%	411,216

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Transportation	2.0%	$2,145,048
Venture Capital	0.1%	103,463
Water	0.2%	264,776

	100.0%	$107,978,438

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS
Australia	$7,710,400	$24,519	$7,685,881	$—
Austria	252,218	—	252,218	—
Belgium	1,075,846	19,551	1,056,295	—
Bermuda	52,136	—	52,136	—
China	143,028	33,152	109,876	—
Denmark	1,963,677	221,921	1,741,756	—
Finland	1,227,680	110,406	1,117,274	—
France	11,496,501	295,015	11,201,486	—
Germany	8,703,650	194,993	8,508,657	—
Hong Kong	3,487,677	84,569	3,403,108	—
Ireland	1,057,856	296,891	760,965	—
Isle of Man	48,582	48,582	—	—
Israel	618,565	183,664	434,901	—
Italy	2,255,265	—	2,255,265	—
Japan	26,464,445	—	26,464,445	—
Luxembourg	285,516	—	285,516	—
Macau	30,555	—	30,555	—
Netherlands	6,746,876	254,011	6,492,865	—
New Zealand	303,488	—	303,488	—
Norway	681,840	—	681,840	—
Portugal	171,257	—	171,257	—
Singapore	1,475,519	—	1,475,519	—
Spain	3,105,791	—	3,105,791	—
Sweden	2,705,442	—	2,705,442	—
Switzerland	10,610,266	150,465	10,459,801	—
United Kingdom	15,304,362	448,539	14,855,823	—

TOTAL COMMON STOCKS	107,978,438	2,366,278	105,612,160	—

PREFERRED STOCKS	601,313	—	601,313	—

RIGHTS	5,166	5,166	—	—

SHORT-TERM INVESTMENTS	663,436	663,436	—	—

TOTAL INVESTMENTS	$109,248,353	$3,034,880	$106,213,473	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$20,742	$20,742	$—	$—

TOTAL ASSETS-OTHER FINANCIAL INSTRUMENTS	$20,742	$20,742	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period.

An amount of $205,848 was transferred from Level 1 into Level 2 at 12/31/19 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

An amount of $1,429,885 was transferred from Level 2 into Level 1 at 12/31/19 as a result of using quoted prices in active markets for such foreign securities.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	E-Mini MSCI EAFE Index	3/20/2020	15	50	$2,037	$1,527,375	$20,742	$—

Total							$20,742	$—

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 94.5%
Australia — 1.5%
CSL Ltd.	24,672	$4,783,455

Belgium — 3.0%
Anheuser-Busch InBev N.V.	118,263	9,685,831

Brazil — 1.4%
Equatorial Energia S.A.	831,448	4,710,443

Canada — 9.5%
Alimentation Couche-Tard, Inc., Class B	371,944	11,803,791
CAE, Inc.	239,664	6,345,268
Canadian National Railway Co.	73,045	6,607,829
Constellation Software, Inc.	6,509	6,321,582

		31,078,470

China — 4.4%
Alibaba Group Holding Ltd. ADR*	51,374	10,896,425
Tencent Holdings Ltd.	74,873	3,607,094

		14,503,519

France — 11.1%
Air Liquide S.A.	36,532	5,179,196
LVMH Moet Hennessy Louis Vuitton S.E.	11,264	5,248,528
Safran S.A.	63,859	9,863,665
Teleperformance	36,510	8,920,083
Vinci S.A.	63,314	7,051,541

		36,263,013

Germany — 4.2%
adidas AG	19,669	6,402,643
SAP S.E.	53,607	7,215,441

		13,618,084

Hong Kong — 1.8%
Techtronic Industries Co., Ltd.	708,881	5,785,672

India — 7.8%
HDFC Bank Ltd.	542,708	9,683,835
Housing Development Finance Corp. Ltd.	200,282	6,772,026
Tata Consultancy Services Ltd.	291,588	8,830,794

		25,286,655

Ireland — 3.9%
DCC PLC	70,807	6,141,782
Flutter Entertainment PLC	27,865	3,396,033
Medtronic PLC	28,508	3,234,233

		12,772,048

Japan — 1.7%
Keyence Corp.	15,750	5,530,433

Mexico — 1.8%
Wal-Mart de Mexico S.A.B. de C.V.	1,991,822	5,718,160

Netherlands — 9.0%
Heineken N.V.	40,922	4,367,539
IMCD N.V.	42,074	3,683,891
Unilever N.V.	181,226	10,400,737
Wolters Kluwer N.V.	151,264	11,044,668

		29,496,835

	Number of Shares	Value†

Spain — 5.7%
Cellnex Telecom S.A.	198,631	$8,568,115
Grifols S.A.	278,742	9,848,413

		18,416,528

Switzerland — 5.7%
Alcon, Inc.*	115,260	6,528,512
Nestle S.A.	111,239	12,043,321

		18,571,833

Taiwan — 3.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	168,002	9,760,916

United Kingdom — 11.9%
Ashtead Group PLC	159,817	5,110,138
Bunzl PLC	242,922	6,644,135
London Stock Exchange Group PLC	54,888	5,640,990
RELX PLC	525,379	13,251,594
Rentokil Initial PLC	1,384,551	8,298,459

		38,945,316

United States — 7.1%
Alphabet, Inc., Class C*	4,035	5,394,876
Booking Holdings, Inc.*	3,345	6,869,727
Mastercard, Inc., Class A	36,626	10,936,157

		23,200,760

TOTAL COMMON STOCKS (Cost $244,697,703)		308,127,971

PREFERRED STOCKS — 1.3%
Brazil — 1.3%
Itau Unibanco Holding S.A. ADR (Cost $4,670,080)	468,156	4,283,627

SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $12,199,742)	12,199,742	12,199,742

TOTAL INVESTMENTS — 99.6% (Cost $261,567,525)		324,611,340

Other Assets & Liabilities — 0.4%		1,353,623

TOTAL NET ASSETS — 100.0%		$325,964,963

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

S.A. — Societe Anonyme.

S.A.B. de C.V. — Sociedad Anonima de Capital Variable.

S.E. — Societas Europaea.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

International Equity Fund

Country Weightings as of 12/31/2019 ††
United Kingdom	12%
France	11
United States	11
Canada	9
Netherlands	9
India	8
Switzerland	6
Other	34

Total	100%

††	% of total investments as of December 31, 2019.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Aerospace & Defense	5.2%	$16,208,933
Apparel	3.8%	11,651,171
Banks	3.1%	9,683,835
Beverages	4.6%	14,053,370
Biotechnology	1.5%	4,783,455
Chemicals	2.9%	8,863,087
Commercial Services	8.6%	26,660,191
Computers	5.8%	17,750,877
Cosmetics & Personal Care	3.4%	10,400,737
Distribution & Wholesale	2.1%	6,644,135
Diversified Financial Services	7.6%	23,349,173
Electric	1.5%	4,710,443
Engineering & Construction	5.1%	15,619,656
Entertainment	1.1%	3,396,033
Food	3.9%	12,043,321
Hand & Machine Tools	1.9%	5,785,672
Healthcare Products	3.2%	9,762,745
Internet	8.7%	26,768,122
Machinery—Diversified	1.8%	5,530,433
Media	3.6%	11,044,668
Oil & Gas	2.0%	6,141,782
Pharmaceuticals	3.2%	9,848,413
Retail	5.7%	17,521,951
Semiconductors	3.2%	9,760,916
Software	4.4%	13,537,023
Transportation	2.1%	6,607,829

	100.0%	$308,127,971

Summary of inputs used to value the Fund’s investments as of

12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS
Australia	$4,783,455	$—	$4,783,455	$—
Belgium	9,685,831	—	9,685,831	—
Brazil	4,710,443	4,710,443	—	—
Canada	31,078,470	31,078,470	—	—
China	14,503,519	10,896,425	3,607,094	—
France	36,263,013	—	36,263,013	—
Germany	13,618,084	—	13,618,084	—
Hong Kong	5,785,672	—	5,785,672	—
India	25,286,655	8,830,794	16,455,861	—
Ireland	12,772,048	3,234,233	9,537,815	—
Japan	5,530,433	—	5,530,433	—
Mexico	5,718,160	5,718,160	—	—
Netherlands	29,496,835	—	29,496,835	—
Spain	18,416,528	—	18,416,528	—
Switzerland	18,571,833	—	18,571,833	—
Taiwan	9,760,916	9,760,916	—	—
United Kingdom	38,945,316	—	38,945,316
United States	23,200,760	23,200,760	—	—

TOTAL COMMON STOCKS	308,127,971	97,430,201	210,697,770	—

PREFERRED STOCKS	4,283,627	4,283,627	—	—

SHORT-TERM INVESTMENTS	12,199,742	12,199,742.00	—	—

TOTAL INVESTMENTS	$324,611,340	$113,913,570	$210,697,770	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 96.7%
Brazil — 7.4%
Ambev S.A.	444,830	$2,064,528
Atacadao S.A.	273,461	1,587,320
B3 S.A.—Brasil Bolsa Balcao	185,722	1,983,860
Banco do Brasil S.A.	46,630	612,274
Hapvida Participacoes e Investimentos S.A.	81,393	1,292,916
Lojas Renner S.A.	129,315	1,806,302
Petroleo Brasileiro S.A.	190,512	1,515,496

		10,862,696

China — 20.9%
Alibaba Group Holding Ltd. ADR*	31,997	6,786,564
Anhui Conch Cement Co., Ltd., Class H	189,500	1,380,722
Baidu, Inc. ADR*	4,400	556,160
Bank of China Ltd., Class H	5,032,000	2,151,071
China Construction Bank Corp., Class H	2,972,930	2,577,655
China International Capital Corp., Ltd., Class H	238,400	459,651
China Life Insurance Co., Ltd., Class H	520,000	1,446,462
New Oriental Education & Technology Group, Inc. ADR*	12,659	1,534,904
Pinduoduo, Inc. ADR*	22,200	839,604
Ping An Insurance Group Co., of China Ltd., Class H	199,500	2,360,777
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	170,100	331,011
Shenzhou International Group Holdings Ltd.	125,100	1,828,346
Sinopharm Group Co., Ltd., Class H	86,400	315,264
TAL Education Group ADR*	17,872	861,430
Tencent Holdings Ltd.	148,900	7,173,430
Yihai International Holding Ltd.*	40,000	234,808

		30,837,859

Egypt — 0.9%
Commercial International Bank Egypt S.A.E.	269,312	1,393,039

Germany — 0.5%
adidas AG	2,239	728,838

Hong Kong — 7.9%
Budweiser Brewing Co., APAC, Ltd.*	193,900	654,437
China Mengniu Dairy Co., Ltd.	598,000	2,418,966
China Mobile Ltd.	113,500	959,059
China Overseas Land & Investment Ltd.	278,000	1,082,697
China Resources Beer Holdings Co., Ltd.	610,000	3,374,266
China Resources Land Ltd.	162,000	806,004
CSPC Pharmaceutical Group Ltd.	604,000	1,441,385
Sino Biopharmaceutical Ltd.	655,000	916,357

		11,653,171

Hungary — 2.6%
OTP Bank NYRT	44,056	2,306,772
Richter Gedeon NYRT	68,637	1,492,278

		3,799,050

India — 8.3%
Axis Bank Ltd.	140,433	1,484,502
Eicher Motors Ltd.	2,794	882,338

	Number of Shares	Value†

India — (continued)
HDFC Bank Ltd. ADR	17,878	$1,132,929
ICICI Bank Ltd.	189,731	1,438,876
ICICI Bank Ltd. ADR	23,744	358,297
ICICI Prudential Life Insurance Co., Ltd.	181,474	1,226,596
IndusInd Bank Ltd.	49,324	1,043,640
Infosys Ltd.	109,290	1,125,472
Infosys Ltd. ADR	37,641	388,455
L&T Finance Holdings Ltd.	396,834	659,533
Larsen & Toubro Ltd.	70,291	1,278,628
Shree Cement Ltd.	4,069	1,160,935

		12,180,201

Indonesia — 5.0%
Astra International Tbk PT	2,347,800	1,169,422
Bank Central Asia Tbk PT	1,355,300	3,259,505
Bank Mandiri Persero Tbk PT	1,023,700	565,659
Bank Rakyat Indonesia Tbk PT	4,523,100	1,431,679
Telekomunikasi Indonesia Persero Tbk PT	3,223,300	923,403

		7,349,668

Malaysia — 1.0%
Malayan Banking Bhd	267,401	565,065
Public Bank Bhd	177,300	843,263

		1,408,328

Mexico — 3.8%
Alsea S.A.B.de C.V.*	310,530	818,390
Grupo Financiero Banorte S.A.B. de C.V., Class O	320,950	1,791,854
Infraestructura Energetica Nova S.A.B. de C.V.	255,485	1,199,628
Wal-Mart de Mexico S.A.B. de C.V.	635,361	1,824,006

		5,633,878

Peru — 2.1%
Cia de Minas Buenaventura S.A.A. ADR	119,160	1,799,316
Credicorp Ltd.	6,316	1,346,129

		3,145,445

Philippines — 1.0%
Ayala Land, Inc.	834,650	748,607
Jollibee Foods Corp.	174,070	741,681
SM Investments Corp.	3,135	64,512

		1,554,800

Poland — 1.9%
LPP S.A.	607	1,411,138
Santander Bank Polska S.A.	16,688	1,352,142

		2,763,280

Portugal — 0.9%
Jeronimo Martins SGPS S.A.	77,524	1,277,546

Russia — 5.3%
MMC Norilsk Nickel PJSC ADR	68,860	2,099,541
Sberbank of Russia PJSC ADR	137,499	2,265,222
X5 Retail Group N.V. GDR	58,000	2,001,799

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Russia — (continued)
Yandex N.V., Class A*	34,875	$1,516,714

		7,883,276

Singapore — 0.5%
DBS Group Holdings Ltd.	39,600	763,537

South Africa — 5.8%
Capitec Bank Holdings Ltd.	14,761	1,523,914
Clicks Group Ltd.	82,950	1,520,928
Nedbank Group Ltd.	67,861	1,039,073
Reunert Ltd.	142,971	741,089
Sanlam Ltd.	371,008	2,096,151
The Bidvest Group Ltd.	108,987	1,593,281

		8,514,436

South Korea — 5.1%
Hotel Shilla Co., Ltd.	10,703	836,551
LG Chem Ltd.	1,378	377,647
LG Household & Health Care Ltd.	773	839,673
Macquarie Korea Infrastructure Fund	36,428	365,398
NCSoft Corp.	2,108	983,604
S-Oil Corp.	6,055	497,308
Samsung Biologics Co., Ltd.*	1,261	470,579
Samsung Electronics Co., Ltd.	66,369	3,198,115

		7,568,875

Taiwan — 10.9%
ASE Technology Holding Co., Ltd.	535,258	1,491,821
Cathay Financial Holding Co., Ltd.	279,000	396,144
CTBC Financial Holding Co., Ltd.	1,255,000	938,919
Eclat Textile Co., Ltd.	36,000	484,612
Hon Hai Precision Industry Co., Ltd.	125,112	379,529
Largan Precision Co., Ltd.	2,000	334,076
MediaTek, Inc.	87,000	1,289,086
Mega Financial Holding Co., Ltd.	864,000	882,248
Nanya Technology Corp.	135,000	377,810
President Chain Store Corp.	15,000	152,320
Taiwan Cement Corp.	196,900	287,210
Taiwan Semiconductor Manufacturing Co., Ltd.	772,769	8,552,876
Vanguard International Semiconductor Corp.	210,000	555,526

		16,122,177

Thailand — 2.3%
Bangkok Dusit Medical Services PCL, Class F	893,900	775,910
CP ALL PCL	346,500	835,776
Muangthai Capital PCL	297,700	633,589
PTT PCL	734,500	1,078,930

		3,324,205

Turkey — 1.8%
Akbank T.A.S.*	1,141,459	1,554,803
Tupras Turkiye Petrol Rafinerileri A.S.	51,019	1,087,073

		2,641,876

	Number of Shares	Value†

United States — 0.8%
NIKE, Inc., Class B	11,069	$1,121,400

TOTAL COMMON STOCKS (Cost $118,343,284)		142,527,581

PREFERRED STOCKS — 3.2%

Brazil — 3.2%
Itau Unibanco Holding S.A.	167,062	1,540,756
Petroleo Brasileiro S.A.	218,532	1,639,520
Telefonica Brasil S.A.	106,900	1,540,771

TOTAL PREFERRED STOCKS (Cost $3,789,432)		4,721,047

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $2,034,751)	2,034,751	2,034,751

TOTAL INVESTMENTS — 101.3% (Cost $124,167,467)		149,283,379

Other Assets & Liabilities — (1.3)%		(1,871,270)

TOTAL NET ASSETS — 100.0%		$147,412,109

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

GDR — Global Depository Receipt.

N.V. — Naamloze Vennootschap.

PCL — Public Company Limited.

S.A. — Societe Anonyme.

S.A.B. de C.V. — Sociedad Anonima de Capital Variable.

Tbk PT — Terbuka Perseroan Terbatas.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	3.9%	$5,574,334
Auto Manufacturers	0.6%	882,338
Banks	21.9%	31,276,986
Beverages	1.9%	2,718,965
Biotechnology	0.3%	470,579
Building Materials	2.0%	2,828,867
Chemicals	0.3%	377,647
Commercial Services	1.7%	2,396,334
Computers	1.1%	1,513,927
Cosmetics & Personal Care	0.6%	839,673
Distribution & Wholesale	0.5%	741,089
Diversified Financial Services	5.0%	7,081,714
Electric	0.8%	1,199,628

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Emerging Markets Equity Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Electronics	0.3%	379,529
Engineering & Construction	0.9%	1,278,628
Food	4.2%	5,933,119
Healthcare Services	1.5%	2,068,826
Holding Companies	2.4%	3,374,266
Insurance	5.3%	7,526,130
Internet	11.9%	17,016,472
Investment Companies	0.3%	365,398
Mining	2.7%	3,898,857
Miscellaneous Manufacturing	0.2%	334,076
Oil & Gas	2.9%	4,178,807
Pharmaceuticals	2.9%	4,165,284
Real Estate	1.8%	2,637,308
Retail	9.9%	14,121,104
Semiconductors	10.9%	15,465,234
Telecommunications	1.3%	1,882,462

	100.0%	$142,527,581

Summary of inputs used to value the Fund’s investments as of

12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS
Brazil	$10,862,696	$10,862,696	$—	$—
China	30,837,859	10,578,662	20,259,197	—
Egypt	1,393,039	1,393,039	—	—
Germany	728,838	—	728,838	—
Hong Kong	11,653,171	654,437	10,998,734	—
Hungary	3,799,050	1,492,278	2,306,772	—
India	12,180,201	3,106,277	9,073,924	—
Indonesia	7,349,668	—	7,349,668	—
Malaysia	1,408,328	—	1,408,328	—
Mexico	5,633,878	5,633,878	—	—
Peru	3,145,445	3,145,445	—	—
Philippines	1,554,800	—	1,554,800	—
Poland	2,763,280	1,352,142	1,411,138	—
Portugal	1,277,546	—	1,277,546	—
Russia	7,883,276	3,616,255	4,267,021	—
Singapore	763,537	—	763,537	—
South Africa	8,514,436	741,089	7,773,347	—
South Korea	7,568,875	365,398	7,203,477	—
Taiwan	16,122,177	—	16,122,177	—
Thailand	3,324,205	—	3,324,205	—
Turkey	2,641,876	—	2,641,876	—
United States	1,121,400	1,121,400

TOTAL COMMON STOCKS	142,527,581	44,062,996	98,464,585	—

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
PREFERRED STOCKS	$4,721,047	$4,721,047	$—	$—

SHORT-TERM INVESTMENTS	2,034,751	2,034,751	—	—

TOTAL INVESTMENTS	$149,283,379	$50,818,794	$98,464,585	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$(94,768)	$—	$(94,768)	$—

TOTAL LIABILITIES -OTHER FINANCIAL INSTRUMENTS	$(94,768)	$—	$(94,768)	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period.

An amount of $770,069 was transferred from Level 1 into Level 2 at 12/31/19 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

An amount of $3,635,015 was transferred from Level 2 into Level 1 at 12/31/19 as a result of using quoted prices in active markets for such foreign securities.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

Open forward foreign currency contracts held by Emerging Markets Fund at December 31, 2019 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Appreciation	Unrealized Depreciation
Sell	Hong Kong Dollar	UBS Securities	2/7/2020	(173,021,932)	7.79527	$(22,100,979)	$(22,195,747)	$—	$(94,768)

	Total							$—	$(94,768)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 3.9%
Entertainment — 0.7%
Red Rock Resorts, Inc., Class A	39,337	$942,121

Lodging — 1.6%
Boyd Gaming Corp.	24,740	740,716
Hilton Worldwide Holdings, Inc.	13,154	1,458,910

		2,199,626

Real Estate — 1.6%
CBRE Group, Inc., Class A*	22,175	1,359,106
Jones Lang LaSalle, Inc.	4,120	717,251

		2,076,357

TOTAL COMMON STOCKS (Cost $4,746,094)		5,218,104

REAL ESTATE INVESTMENT TRUSTS — 93.6%
Apartments — 16.6%
Apartment Investment & Management Co., Class A	25,932	1,339,388
AvalonBay Communities, Inc.	18,004	3,775,439
Essex Property Trust, Inc.	18,641	5,608,331
Invitation Homes, Inc.	141,051	4,227,299
UDR, Inc.	153,502	7,168,543

		22,119,000

Building & Real Estate — 5.0%
Agree Realty Corp.	8,805	617,847
Realty Income Corp.	22,181	1,633,187
Spirit Realty Capital, Inc.	64,460	3,170,143
STORE Capital Corp.	33,168	1,235,176

		6,656,353

Diversified — 20.9%
American Tower Corp.	43,317	9,955,113
Crown Castle International Corp.	20,793	2,955,725
Digital Realty Trust, Inc.	25,564	3,061,033
Duke Realty Corp.	131,370	4,554,598
SBA Communications Corp.	22,043	5,312,142
Weyerhaeuser Co.	62,944	1,900,909

		27,739,520

Healthcare — 11.3%
Healthcare Trust of America, Inc., Class A	77,803	2,355,875
Healthpeak Properties, Inc.	43,119	1,486,312
Medical Properties Trust, Inc.	124,761	2,633,704
Sabra Health Care REIT, Inc.	84,779	1,809,184
Welltower, Inc.	82,005	6,706,369

		14,991,444

Hotels & Resorts — 7.2%
Host Hotels & Resorts, Inc.	106,288	1,971,642
Park Hotels & Resorts, Inc.	125,924	3,257,654
VICI Properties, Inc.	169,325	4,326,254

		9,555,550

	Number of Shares	Value†

Industrial — 5.1%
CyrusOne, Inc.	29,211	$1,911,276
Prologis, Inc.	54,313	4,841,461

		6,752,737

Office Property — 7.5%
Boston Properties, Inc.	4,680	645,185
Empire State Realty Trust, Inc., Class A	72,996	1,019,024
Hudson Pacific Properties, Inc.	88,629	3,336,882
Kilroy Realty Corp.	29,310	2,459,109
VEREIT, Inc.	279,270	2,580,455

		10,040,655

Regional Malls — 3.4%
Simon Property Group, Inc.	10,441	1,555,291
Taubman Centers, Inc.	24,561	763,602
The Macerich Co.	79,957	2,152,442

		4,471,335

Storage & Warehousing — 6.4%
Extra Space Storage, Inc.	36,675	3,873,613
Public Storage	21,810	4,644,658

		8,518,271

Strip Centers — 3.6%
Regency Centers Corp.	20,291	1,280,159
SITE Centers Corp.	123,409	1,730,194
Urban Edge Properties	94,683	1,816,020

		4,826,373

Telecommunications — 6.6%
Equinix, Inc.	15,111	8,820,291

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $109,343,835)		124,491,529

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $1,563,541)	1,563,541	1,563,541

TOTAL INVESTMENTS — 98.7% (Cost $115,653,470)		131,273,174

Other Assets & Liabilities — 1.3%		1,794,381

TOTAL NET ASSETS — 100.0%		$133,067,555

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS	$5,218,104	$5,218,104	$—	$—
REAL ESTATE INVESTMENT TRUSTS	124,491,529	124,491,529	—	—
SHORT-TERM INVESTMENTS	1,563,541	1,563,541	—	—

TOTAL INVESTMENTS	$131,273,174	$131,273,174	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 57.9%
Penn Series Flexibly Managed Fund*	32,766	$2,144,523
Penn Series Index 500 Fund*	132,125	3,607,020
Penn Series Large Cap Growth Fund*	86,234	2,157,581
Penn Series Large Cap Value Fund*	199,208	6,452,334
Penn Series Large Core Value Fund*	285,374	6,443,737
Penn Series Large Growth Stock Fund*	13,914	724,920
Penn Series Mid Cap Growth Fund*	54,986	1,442,281
Penn Series Mid Cap Value Fund*	54,731	1,447,626
Penn Series Mid Core Value Fund*	186,581	5,026,504
Penn Series Real Estate Securities Fund*	80,786	2,201,429
Penn Series Small Cap Growth Fund*	45,337	2,151,232
Penn Series Small Cap Value Fund*	36,719	1,443,792
Penn Series SMID Cap Growth Fund*	41,686	1,433,571
Penn Series SMID Cap Value Fund*	177,484	5,035,220

TOTAL AFFILIATED EQUITY FUNDS (Cost $31,200,326)		41,711,770

AFFILIATED FIXED INCOME FUNDS — 8.9%
Penn Series High Yield Bond Fund*	95,662	1,425,363
Penn Series Limited Maturity Bond Fund*	385,671	4,959,730

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $5,904,401)		6,385,093

AFFILIATED INTERNATIONAL EQUITY FUNDS — 32.9%
Penn Series Developed International Index Fund*	579,852	8,576,016
Penn Series Emerging Markets Equity Fund*	482,308	6,520,803
Penn Series International Equity Fund*	253,856	8,618,417

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $18,949,266)		23,715,236

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $222,363)	222,363	222,363

TOTAL INVESTMENTS — 100.0% (Cost $56,276,356)		72,034,462

Other Assets & Liabilities — 0.0%		(17,942)

TOTAL NET ASSETS — 100.0%		$72,016,520

*	Non-income producing security.
†	See Security Valuation Note.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
AFFILIATED EQUITY FUNDS	$41,711,770	$41,711,770	$—	$—
AFFILIATED FIXED INCOME FUNDS	6,385,093	6,385,093	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	23,715,236	23,715,236	—	—
SHORT-TERM INVESTMENTS	222,363	222,363	—	—

TOTAL INVESTMENTS	$72,034,462	$72,034,462	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.9%
Penn Series Flexibly Managed Fund*	211,312	$13,830,353
Penn Series Index 500 Fund*	426,076	11,631,878
Penn Series Large Cap Growth Fund*	278,079	6,957,535
Penn Series Large Cap Value Fund*	642,379	20,806,664
Penn Series Large Core Value Fund*	920,228	20,778,742
Penn Series Large Growth Stock Fund*	44,872	2,337,825
Penn Series Mid Cap Growth Fund*	177,323	4,651,175
Penn Series Mid Cap Value Fund*	88,252	2,334,274
Penn Series Mid Core Value Fund*	515,714	13,893,322
Penn Series Real Estate Securities Fund*	260,521	7,099,193
Penn Series Small Cap Growth Fund*	97,467	4,624,797
Penn Series Small Cap Index Fund*	92,174	2,324,622
Penn Series Small Cap Value Fund*	118,417	4,656,163
Penn Series SMID Cap Growth Fund*	67,212	2,311,431
Penn Series SMID Cap Value Fund*	490,585	13,917,895

TOTAL AFFILIATED EQUITY FUNDS (Cost $92,680,166)		132,155,869

AFFILIATED FIXED INCOME FUNDS — 17.7%
Penn Series High Yield Bond Fund*	308,462	4,596,082
Penn Series Limited Maturity Bond Fund*	1,954,106	25,129,800
Penn Series Quality Bond Fund*	711,013	11,383,316

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $37,419,846)		41,109,198

AFFILIATED INTERNATIONAL EQUITY FUNDS — 24.9%
Penn Series Developed International Index Fund*	1,402,327	20,740,421
Penn Series Emerging Markets Equity Fund*	1,036,943	14,019,467
Penn Series International Equity Fund*	682,165	23,159,513

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $44,202,922)		57,919,401

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $1,145,752)	1,145,752	1,145,752

TOTAL INVESTMENTS — 100.0% (Cost $175,448,686)		232,330,220

Other Assets & Liabilities — 0.0%		(22,141)

TOTAL NET ASSETS — 100.0%		$232,308,079

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
AFFILIATED EQUITY FUNDS	$132,155,869	$132,155,869	$—	$—
AFFILIATED FIXED INCOME FUNDS	41,109,198	41,109,198	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	57,919,401	57,919,401	—	—
SHORT-TERM INVESTMENTS	1,145,752	1,145,752	—	—

TOTAL INVESTMENTS	$232,330,220	$232,330,220	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 45.3%
Penn Series Flexibly Managed Fund*	273,530	$17,902,516
Penn Series Index 500 Fund*	441,210	12,045,036
Penn Series Large Cap Growth Fund*	239,966	6,003,946
Penn Series Large Cap Value Fund*	554,339	17,955,045
Penn Series Large Core Value Fund*	794,112	17,931,038
Penn Series Large Growth Stock Fund*	58,081	3,026,001
Penn Series Mid Cap Growth Fund*	229,523	6,020,391
Penn Series Mid Core Value Fund*	778,802	20,980,932
Penn Series Real Estate Securities Fund*	224,805	6,125,947
Penn Series Small Cap Growth Fund*	63,080	2,993,136
Penn Series Small Cap Index Fund*	119,305	3,008,884
Penn Series Small Cap Value Fund*	153,274	6,026,729
Penn Series SMID Cap Growth Fund*	86,999	2,991,902
Penn Series SMID Cap Value Fund*	423,340	12,010,168

TOTAL AFFILIATED EQUITY FUNDS (Cost $92,351,942)		135,021,671

AFFILIATED FIXED INCOME FUNDS — 37.7%
Penn Series High Yield Bond Fund*	598,931	8,924,078
Penn Series Limited Maturity Bond Fund*	3,449,406	44,359,363
Penn Series Quality Bond Fund*	3,681,634	58,942,961

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $98,710,832)		112,226,402

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.1%
Penn Series Developed International Index Fund*	1,008,465	14,915,198
Penn Series Emerging Markets Equity Fund*	1,118,499	15,122,101
Penn Series International Equity Fund*	618,110	20,984,824

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $36,086,284)		51,022,123

TOTAL INVESTMENTS — 100.1% (Cost $227,149,058)		298,270,196

Other Assets & Liabilities — (0.1)%		(155,020)

TOTAL NET ASSETS — 100.0%		$298,115,176

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
AFFILIATED EQUITY FUNDS	$135,021,671	$135,021,671	$—	$—
AFFILIATED FIXED INCOME FUNDS	112,226,402	112,226,402	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	51,022,123	51,022,123	—	—

TOTAL INVESTMENTS	$298,270,196	$298,270,196	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 33.1%
Penn Series Flexibly Managed Fund*	114,635	$7,502,879
Penn Series Index 500 Fund*	104,013	2,839,542
Penn Series Large Cap Growth Fund*	75,427	1,887,180
Penn Series Large Cap Value Fund*	174,242	5,643,688
Penn Series Large Core Value Fund*	249,608	5,636,148
Penn Series Mid Core Value Fund*	104,913	2,826,357
Penn Series Real Estate Securities Fund*	70,662	1,925,538
Penn Series Small Cap Value Fund*	24,089	947,188
Penn Series SMID Cap Value Fund*	66,534	1,887,557

TOTAL AFFILIATED EQUITY FUNDS (Cost $22,594,843)		31,096,077

AFFILIATED FIXED INCOME FUNDS — 56.3%
Penn Series High Yield Bond Fund*	188,257	2,805,035
Penn Series Limited Maturity Bond Fund*	1,807,024	23,238,329
Penn Series Quality Bond Fund*	1,677,947	26,863,938

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $46,850,971)		52,907,302

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.1%
Penn Series Developed International Index Fund*	190,187	2,812,867
Penn Series Emerging Markets Equity Fund*	140,631	1,901,327
Penn Series International Equity Fund*	138,775	4,711,408

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,233,135)		9,425,602

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $475,998)	475,998	475,998

TOTAL INVESTMENTS — 100.0% (Cost $77,154,947)		93,904,979

Other Assets & Liabilities — 0.0%		41,740

TOTAL NET ASSETS — 100.0%		$93,946,719

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
AFFILIATED EQUITY FUNDS	$31,096,077	$31,096,077	$—	$—
AFFILIATED FIXED INCOME FUNDS	52,907,302	52,907,302	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	9,425,602	9,425,602	—	—
SHORT-TERM INVESTMENTS	475,998	475,998	—	—

TOTAL INVESTMENTS	$93,904,979	$93,904,979	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2019

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.9%
Penn Series Flexibly Managed Fund*	72,708	$4,758,720
Penn Series Index 500 Fund*	21,990	600,339
Penn Series Large Cap Value Fund*	55,256	1,789,751
Penn Series Large Core Value Fund*	105,543	2,383,156
Penn Series Mid Core Value Fund*	44,360	1,195,070
Penn Series Real Estate Securities Fund*	22,409	610,637
Penn Series SMID Cap Value Fund*	21,099	598,587

TOTAL AFFILIATED EQUITY FUNDS (Cost $9,585,075)		11,936,260

AFFILIATED FIXED INCOME FUNDS — 75.8%
Penn Series High Yield Bond Fund*	119,403	1,779,107
Penn Series Limited Maturity Bond Fund*	1,604,581	20,634,913
Penn Series Quality Bond Fund*	1,431,261	22,914,494

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $41,192,164)		45,328,514

AFFILIATED INTERNATIONAL EQUITY FUNDS — 3.0%
Penn Series Developed International Index Fund*	80,419	1,189,390
Penn Series International Equity Fund*	17,604	597,640

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,490,280)		1,787,030

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.520%) (Cost $765,573)	765,573	765,573

TOTAL INVESTMENTS — 100.0% (Cost $53,033,092)		59,817,377

Other Assets & Liabilities — 0.0%		14,459

TOTAL NET ASSETS — 100.0%		$59,831,836

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
AFFILIATED EQUITY FUNDS	$11,936,260	$11,936,260	$—	$—
AFFILIATED FIXED INCOME FUNDS	45,328,514	45,328,514	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	1,787,030	1,787,030	—	—
SHORT-TERM INVESTMENTS	765,573	765,573	—	—

TOTAL INVESTMENTS	$59,817,377	$59,817,377	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out of the fair value hierarchy as of the beginning of the period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2019

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS:
Investments at value	$112,779,924	$243,984,202	$423,471,318	$158,784,284
Foreign currency at value	—	—	—	113,450
Cash	—	—	—	58,342
Initial margin held by broker for open futures	—	362,500	824,145	—
Interest and dividends receivable	239,977	1,629,763	3,210,621	2,260,779
Receivable for investment securities sold	—	—	—	1,510,914
Receivable for capital stock sold	—	804,190	11,903,898	868,191
Other assets	3,146	7,203	13,440	4,997

Total Assets	113,023,047	246,787,858	439,423,422	163,600,957

LIABILITIES:
Cash overdraft	—	124	5	—
Payable for investment securities purchased	31,172	1,494,600	4,982,000	3,552,950
Payable for capital stock redeemed	—	73,988	160,518	12,214
Futures variation margin payable	—	16,475	198,401	—
Payable to investment adviser (See Note 3)	7,985	93,942	160,407	61,950
Payable to the administrator (See Note 3)	45,487	17,947	31,882	11,992
Other liabilities	—	93,272	155,993	65,362

Total Liabilities	84,644	1,790,348	5,689,206	3,704,468

NET ASSETS	$112,938,403	$244,997,510	$433,734,216	$159,896,489

Investments at cost	$112,779,924	$244,258,758	$413,507,931	$151,860,230
Foreign currency at cost	$—	$—	$—	$112,601

COMPONENTS OF NET ASSETS:
Paid-in Capital	$112,938,482	$245,686,162	$424,107,225	$160,332,854
Total distributable earnings (loss)	(79)	(688,652)	9,626,991	(436,365)

NET ASSETS	$112,938,403	$244,997,510	$433,734,216	$159,896,489

Shares outstanding, $0.10 par value, 500 million shares authorized	112,925,962

Shares outstanding, $0.10 par value, 250 million shares authorized			27,094,190	10,733,170

Shares outstanding, $0.0001 par value, 250 million shares authorized		19,058,146

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$12.86	$16.01	$14.90

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2019

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS:
Investments of affiliated issuers at value	$—	$80,971,820	$—	$—
Investments of unaffiliated issuers at value	4,456,261,370	—	331,493,308	63,599,287
Foreign currency at value	78,145	—	—	—
Cash	247,104	—	—	500
Foreign currency due from custodian	—	—	2,435	—
Interest and dividends receivable	10,428,002	—	114,497	28,638
Tax reclaims receivable	130,639	—	5,072	21,853
Receivable for investment securities sold	18,592,495	200,791	2,180,248	38,665
Receivable for capital stock sold	127,299	61,940	—	—
Other assets	129,989	2,491	9,743	1,829

Total Assets	4,485,995,043	81,237,042	333,805,303	63,690,772

LIABILITIES:
Cash overdraft	—	132,281	880	—
Written options, at value	44,812,478	—	—	—
Payable for investment securities purchased	18,506,906	—	501,402	96,460
Payable for capital stock redeemed	60,411	280	1,532,533	309,228
Payable to investment adviser (See Note 3)	2,574,719	—	198,792	29,325
Payable to the administrator (See Note 3)	325,848	6,068	24,450	4,600
Other liabilities	1,449,292	28,056	126,959	31,877

Total Liabilities	67,729,654	166,685	2,385,016	471,490

NET ASSETS	$4,418,265,389	$81,070,357	$331,420,287	$63,219,282

Investments of affiliated issuers at cost	$—	$47,241,380	$—	$—
Investments of unaffiliated issuers at cost	$3,747,059,787	$—	$225,179,290	$42,252,564
Written options, premiums received	$(21,766,279)	$—	$—	$—
Foreign currency at cost	$76,345	$—	$2,387	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$3,739,328,322	$48,068,656	$225,748,518	$42,129,648
Total distributable earnings (loss)	678,937,067	33,001,701	105,671,769	21,089,634

NET ASSETS	$4,418,265,389	$81,070,357	$331,420,287	$63,219,282

Shares outstanding, $0.10 par value, 250 million shares authorized	67,509,997		6,360,861

Shares outstanding, $0.0001 par value, 250 million shares authorized		3,411,822		2,527,070

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$65.45	$23.76	$52.10	$25.02

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2019

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS:
Investments at value	$135,344,759	$196,496,316	$193,261,878	$496,238,085
Foreign currency at value	1,581	—	—	—
Cash	—	—	—	2,284
Initial margin held by broker for open futures	—	—	—	434,700
Interest and dividends receivable	89,482	140,524	424,798	501,366
Tax reclaims receivable	27,643	—	7,603	—
Receivable for investment securities sold	450,277	—	—	—
Receivable for capital stock sold	553,586	—	—	—
Futures variation margin receivable	—	—	—	26,565
Other assets	4,075	5,910	6,005	14,410

Total Assets	136,471,403	196,642,750	193,700,284	497,217,410

LIABILITIES:
Cash overdraft	—	—	253	—
Payable for investment securities purchased	406,351	—	—	—
Payable for capital stock redeemed	45	331,980	542,993	2,408,622
Payable to investment adviser (See Note 3)	68,850	110,881	108,742	53,414
Payable to the administrator (See Note 3)	10,104	14,685	14,558	35,917
Other liabilities	55,710	77,274	74,920	179,843

Total Liabilities	541,060	534,820	741,466	2,677,796

NET ASSETS	$135,930,343	$196,107,930	$192,958,818	$494,539,614

Investments at cost	$112,517,584	$172,916,820	$168,770,262	$218,161,374
Foreign currency at cost	$1,562	$—	$—	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$113,163,766	$173,731,437	$169,202,574	$224,005,634
Total distributable earnings (loss)	22,766,577	22,376,493	23,756,244	270,533,980

NET ASSETS	$135,930,343	$196,107,930	$192,958,818	$494,539,614

Shares outstanding, $0.10 par value, 250 million shares authorized		6,054,601

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,766,339		8,543,870	18,112,111

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$28.52	$32.39	$22.58	$27.30

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2019

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS:
Investments at value	$149,218,835	$116,204,788	$99,467,041	$71,620,800
Cash	—	—	500	—
Interest and dividends receivable	34,185	230,129	232,595	24,561
Tax reclaims receivable	—	—	17,971	—
Receivable for investment securities sold	213,438	—	378,942	—
Receivable for capital stock sold	—	481,120	71,813	—
Net unrealized appreciation of forward foreign currency contracts	—	—	794	—
Other assets	4,189	4,390	2,645	2,140

Total Assets	149,470,647	116,920,427	100,172,301	71,647,501

LIABILITIES:
Cash overdraft	—	631	—	—
Foreign currency overdraft	—	—	1	—
Payable for investment securities purchased	165,103	—	150,650	—
Payable for capital stock redeemed	383,123	1,621	38,719	604,215
Payable to investment adviser (See Note 3)	87,866	58,517	54,147	45,229
Payable to the administrator (See Note 3)	10,830	9,953	6,569	5,354
Net unrealized depreciation of forward foreign currency contracts	—	—	73,382	—
Other liabilities	57,873	51,196	49,998	31,970

Total Liabilities	704,795	121,918	373,466	686,768

NET ASSETS	$148,765,852	$116,798,509	$99,798,835	$70,960,733

Investments at cost	$100,606,123	$100,313,432	$87,859,531	$59,727,870
Foreign currency at cost	$—	$—	$(1)	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$100,567,641	$103,450,759	$89,491,145	$59,180,772
Total distributable earnings (loss)	48,198,211	13,347,750	10,307,690	11,779,961

NET ASSETS	$148,765,852	$116,798,509	$99,798,835	$70,960,733

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,671,023	4,416,296	3,704,736	2,063,299

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$26.23	$26.45	$26.94	$34.39

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2019

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS:
Investments at value	$85,392,378	$118,385,000	$205,209,594	$70,399,514
Foreign currency, at value	—	1,892	—	—
Cash	—	—	—	42,000
Initial margin held by broker for open futures	—	—	—	84,705
Interest and dividends receivable	124,377	22,717	424,726	—
Tax reclaims receivable	—	7,950	722	—
Receivable for investment securities sold	—	62,056	596,210	273
Receivable for capital stock sold	—	—	—	—
Futures variation margin receivable	—	—	—	1,540
Other assets	2,557	3,370	6,438	2,115

Total Assets	85,519,312	118,482,985	206,237,690	70,530,147

LIABILITIES:
Cash overdraft	1	—	22	—
Payable for investment securities purchased	17,772	23,091	558,946	—
Payable for capital stock redeemed	73,481	85,461	399,768	464,470
Payable to investment adviser (See Note 3)	60,323	72,772	124,500	17,723
Payable to the administrator (See Note 3)	6,338	8,578	15,254	5,152
Other liabilities	37,179	49,493	90,509	49,410

Total Liabilities	195,094	239,395	1,188,999	536,755

NET ASSETS	$85,324,218	$118,243,590	$205,048,691	$69,993,392

Investments at cost	$80,342,433	$81,882,864	$176,458,656	$55,491,286
Foreign currency at cost	$—	$1,871	$—	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$82,034,162	$81,801,592	$177,161,228	$55,296,572
Total distributable earnings (loss)	3,290,056	36,441,998	27,887,463	14,696,820

NET ASSETS	$85,324,218	$118,243,590	$205,048,691	$69,993,392

Shares outstanding, $0.10 par value, 500 million shares authorized	3,007,938		5,214,664

Shares outstanding, $0.0001 par value, 250 million shares authorized		2,492,089		2,775,298

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$28.37	$47.45	$39.32	$25.22

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2019

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS:
Investments at value	$109,248,353	$324,611,340	$149,283,379	$131,273,174
Foreign currency at value	273,117	14,717	69,582	—
Cash	—	—	50,133	—
Initial margin held by broker for open futures	90,000	—	—	—
Interest and dividends receivable	105,333	148,178	213,924	502,933
Tax reclaims receivable	392,012	1,002,023	62,447	—
Receivable for investment securities sold	—	1,146,817	165,764	30,603
Receivable for capital stock sold	1,500,000	—	—	1,625,487
Future variation margin receivable	6,639	—	—	—
Other assets	3,381	10,108	4,537	4,196

Total Assets	111,618,835	326,933,183	149,849,766	133,436,393

LIABILITIES:
Cash overdraft	26	—	—	—
Payable for investment securities purchased	—	—	478,800	218,469
Payable for capital stock redeemed	438,392	546,195	1,580,437	9,642
Payable to investment adviser (See Note 3)	27,977	221,890	114,078	76,839
Payable to the administrator (See Note 3)	8,286	24,335	10,876	9,927
Deferred Indian capital gains tax	—	22,891	21,472	—
Net unrealized depreciation of forward foreign currency contracts	—	—	94,768	—
Other liabilities	77,232	152,909	137,226	53,961

Total Liabilities	551,913	968,220	2,437,657	368,838

NET ASSETS	$111,066,922	$325,964,963	$147,412,109	$133,067,555

Investments at cost	$82,667,021	$261,567,525	$124,167,467	$115,653,470
Foreign currency at cost	$269,300	$17,282	$69,078	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$86,282,482	$266,180,962	$123,131,894	$117,458,950
Total distributable earnings (loss)	24,784,440	59,784,001	24,280,215	15,608,605

NET ASSETS	$111,066,922	$325,964,963	$147,412,109	$133,067,555

Shares outstanding, $0.10 par value, 250 million shares authorized		9,602,037

Shares outstanding, $0.0001 par value, 250 million shares authorized	7,510,349		10,899,781	4,882,476

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.79	$33.95	$13.52	$27.25

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2019

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS:
Investments of affiliated issuers at value	$71,812,099	$231,184,468	$298,270,196	$93,428,981
Investments of unaffiliated issuers at value	222,363	1,145,752	—	475,998
Interest and dividends receivable	20	90	223,495	21
Receivable for investment securities sold	26,171	109,762	11,674	26,068
Receivable for capital stock sold	638	1,262	—	61,494
Other assets	2,144	7,251	9,297	2,898

Total Assets	72,063,435	232,448,585	298,514,662	93,995,460

LIABILITIES:
Cash overdraft	81	—	250,234	11
Payable for capital stock redeemed	8,160	23,084	4	10
Payable to investment adviser (See Note 3)	7,258	23,296	29,379	9,538
Payable to the administrator (See Note 3)	5,305	17,437	22,295	7,047
Other liabilities	26,111	76,689	97,574	32,135

Total Liabilities	46,915	140,506	399,486	48,741

NET ASSETS	$72,016,520	$232,308,079	$298,115,176	$93,946,719

Investments of affiliated issuers at cost	$56,053,993	$174,302,934	$227,149,058	$76,678,949
Investments at unaffiliated issuers at cost	$222,363	$1,145,752	$—	$475,998

COMPONENTS OF NET ASSETS:
Paid-in Capital	$56,369,573	$175,744,335	$227,365,062	$77,311,652
Total distributable earnings (loss)	15,646,947	56,563,744	70,750,114	16,635,067

NET ASSETS	$72,016,520	$232,308,079	$298,115,176	$93,946,719

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,364,044	10,532,071	15,251,331	5,344,227

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.41	$22.06	$19.55	$17.58

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2019

Conservative Allocation Fund

ASSETS:
Investments of affiliated issuers at value	$59,051,804
Investments of unaffiliated issuers at value	765,573
Interest and dividends receivable	36
Receivable for investment securities sold	57,202
Receivable for capital stock sold	8,669
Other assets	1,846

Total Assets	59,885,130

LIABILITIES:
Payable for capital stock redeemed	21,130
Payable to investment adviser (See Note 3)	6,091
Payable to the administrator (See Note 3)	4,521
Other liabilities	21,552

Total Liabilities	53,294

NET ASSETS	$59,831,836

Investments of affiliated issuers at cost	$52,267,519
Investments of unaffiliated issuers at cost	$765,573

COMPONENTS OF NET ASSETS:
Paid-in Capital	$53,066,800
Total distributable earnings (loss)	6,765,036

NET ASSETS	$59,831,836

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,856,584

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.51

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2019

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

INVESTMENT INCOME:
Dividends	$21	$483	$8,726	$112,013
Interest	2,236,830	8,576,298	15,128,838	8,675,567
Foreign tax withheld	—	(5,303)	—	(1,538)

Total Investment Income	2,236,851	8,571,478	15,137,564	8,786,042

EXPENSES:
Investment advisory fees (See Note 3)	337,707	1,081,426	1,874,733	729,633
Shareholder servicing fees (See Note 3)	92,102	213,019	378,157	142,754
Administration fees (See Note 3)	30,701	71,006	126,052	47,585
Accounting fees (See Note 3)	70,951	138,344	206,052	99,308
Directors’ fees and expenses	5,992	13,875	24,603	9,288
Custodian fees and expenses	6,814	16,578	29,385	11,302
Pricing fees	9,014	29,466	25,496	11,877
Professional fees	10,545	23,864	43,693	15,714
Printing fees	6,748	15,119	26,728	9,949
Other expenses	34,011	58,935	82,818	53,443

Total Expenses	604,585	1,661,632	2,817,717	1,130,853

Net Investment Income (Loss)	1,632,266	6,909,846	12,319,847	7,655,189

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	67,047	2,682,841	1,817,953
Futures contracts	—	1,956,982	8,553,101	—

Net realized gain (loss)	—	2,024,029	11,235,942	1,817,953

Net change in unrealized appreciation (depreciation) of:
Investments	—	3,135,302	17,228,387	13,352,912
Futures contracts	—	(770,297)	(3,802,197)	—
Foreign currencies	—	—	—	5,173

Net change in unrealized appreciation (depreciation)	—	2,365,005	13,426,190	13,358,085

Net Realized and Unrealized Gain (Loss)	—	4,389,034	24,662,132	15,176,038

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,632,266	$11,298,880	$36,981,979	$22,831,227

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2019

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

INVESTMENT INCOME:
Dividends	$40,059,785	$1,201	$2,494,334	$749,533
Interest	55,366,510	—	—	—
Foreign tax withheld	(99,356)	—	(20,118)	(14,133)

Total Investment Income	95,326,939	1,201	2,474,216	735,400

EXPENSES:
Investment advisory fees (See Note 3)	29,006,871	—	2,281,740	328,429
Shareholder servicing fees (See Note 3)	3,767,820	72,373	288,760	53,743
Administration fees (See Note 3)	1,255,940	24,124	96,253	17,914
Accounting fees (See Note 3)	977,293	12,000	176,164	41,800
Directors’ fees and expenses	242,459	4,703	18,683	3,454
Custodian fees and expenses	303,407	5,544	24,437	4,643
Pricing fees	21,871	3,484	8,510	6,295
Professional fees	430,121	7,993	33,227	6,418
Printing fees	256,659	4,979	19,432	3,638
Other expenses	633,655	26,807	91,708	59,477

Total Expenses	36,896,096	162,007	3,038,914	525,811

Net Investment Income (Loss)	58,430,843	(160,806)	(564,698)	209,589

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Affiliated investments	—	8,879,420	—	—
Unaffiliated investments	348,012,378	—	26,570,118	8,059,388
Written options	7,805,550	—	—	—
Purchased options	878,490	—	—	—
Foreign currencies	1,739	—	1,785	1,890
Forward foreign currency contracts	(61,428)	—	—	—

Net realized gain (loss)	356,636,729	8,879,420	26,571,903	8,061,278

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	—	6,917,752	—	—
Unaffiliated investments	514,413,251	—	57,386,503	11,534,684
Foreign currencies	(3,315)	—	70	251
Purchased options	—	—	—	—
Written options	(33,001,384)	—	—	—

Net change in unrealized appreciation (depreciation)	481,408,552	6,917,752	57,386,573	11,534,935

Net Realized and Unrealized Gain (Loss)	838,045,281	15,797,172	83,958,476	19,596,213

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$896,476,124	$15,636,366	$83,393,778	$19,805,802

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2019

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$878,152	$3,801,095	$4,588,411	$9,233,336
Foreign tax withheld	(52,336)	(57,165)	(2,508)	—

Total Investment Income	825,816	3,743,930	4,585,903	9,233,336

EXPENSES:
Investment advisory fees (See Note 3)	817,856	1,266,950	1,278,428	603,041
Shareholder servicing fees (See Note 3)	122,678	171,270	172,859	418,531
Administration fees (See Note 3)	40,893	57,090	57,620	139,510
Accounting fees (See Note 3)	88,155	115,150	116,033	219,510
Directors’ fees and expenses	7,945	11,162	11,233	27,070
Custodian fees and expenses	11,615	13,098	13,098	31,733
Pricing fees	4,375	7,705	4,690	12,790
Professional fees	13,940	19,529	19,802	47,488
Printing fees	8,238	11,754	11,758	28,383
Other expenses	60,303	67,412	59,769	145,770

Total Expenses	1,175,998	1,741,120	1,745,290	1,673,826

Net Investment Income (Loss)	(350,182)	2,002,810	2,840,613	7,559,510

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,110,175	2,784,034	12,857,757	31,815,417
Futures contracts	—	—	—	997,582
Foreign currencies	(2,834)	—	—	—
Forward foreign currency contracts	—	—	—	—

Net realized gain (loss)	20,107,341	2,784,034	12,857,757	32,812,999

Net change in unrealized appreciation (depreciation) of:
Investments	12,135,093	35,272,917	33,680,835	83,553,240
Futures contracts	(89)	—	—	—
Foreign currencies	—	—	—	361,448

Net change in unrealized appreciation (depreciation)	12,135,004	35,272,917	33,680,835	83,914,688

Net Realized and Unrealized Gain (Loss)	32,242,345	38,056,951	46,538,592	116,727,687

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,892,163	$40,059,761	$49,379,205	$124,287,197

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$871,769	$2,816,474	$2,161,339	$314,876
Foreign tax withheld	—	—	(28,413)	(1,965)

Total Investment Income	871,769	2,816,474	2,132,926	312,911

EXPENSES:
Investment advisory fees (See Note 3)	944,306	801,331	610,245	523,319
Shareholder servicing fees (See Note 3)	121,411	131,127	77,102	62,798
Administration fees (See Note 3)	40,470	43,709	25,701	20,933
Accounting fees (See Note 3)	87,451	92,848	59,968	48,843
Directors’ fees and expenses	7,758	8,738	4,987	4,047
Custodian fees and expenses	9,323	10,031	7,780	5,155
Pricing fees	5,953	5,750	7,646	5,983
Professional fees	14,028	14,827	9,143	7,483
Printing fees	8,002	8,876	5,209	4,160
Other expenses	58,508	43,642	92,851	44,164

Total Expenses	1,297,210	1,160,879	900,632	726,885

Net Investment Income (Loss)	(425,441)	1,655,595	1,232,294	(413,974)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	12,732,010	(293,903)	(48,604)	8,545,162
Written options
Foreign currencies	(2,243)	—	(2,239)	—
Forward foreign currency contracts	—	—	149,740	—

Net realized gain (loss)	12,729,767	(293,903)	98,897	8,545,162

Net change in unrealized appreciation (depreciation) of:
Investments	29,535,931	21,231,600	20,238,073	13,607,296
Foreign currencies	20	—	148	—
Forward foreign currency contracts	—	—	(34,071)	—

Net change in unrealized appreciation (depreciation)	29,535,951	21,231,600	20,204,150	13,607,296

Net Realized and Unrealized Gain (Loss)	42,265,718	20,937,697	20,303,047	22,152,458

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,840,277	$22,593,292	$21,535,341	$21,738,484

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2019

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$1,530,630	$673,932	$3,544,432	$899,256
Interest
Foreign tax withheld	(7,287)	(2,028)	—	(299)

Total Investment Income	1,523,343	671,904	3,544,432	898,957

EXPENSES:
Investment advisory fees (See Note 3)	716,614	799,950	1,562,732	211,949
Shareholder servicing fees (See Note 3)	76,780	98,029	196,101	63,585
Administration fees (See Note 3)	25,593	32,676	65,367	21,195
Accounting fees (See Note 3)	59,718	74,418	128,945	49,455
Directors’ fees and expenses	5,041	6,261	12,900	4,153
Custodian fees and expenses	5,800	7,789	14,853	4,749
Pricing fees	5,420	7,641	8,894	34,598
Professional fees	8,949	11,656	22,146	9,312
Printing fees	5,204	6,474	13,305	4,337
Other expenses	50,602	60,751	105,479	106,135

Total Expenses	959,721	1,105,645	2,130,722	509,468

Net Investment Income (Loss)	563,622	(433,741)	1,413,710	389,489

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,710,595	5,700,181	15,904,051	9,400,587
Futures contracts	—	—	—	240,143
Foreign currencies	—	45	—	—
Forward foreign currency contracts	—	(93)	—	—

Net realized gain (loss)	2,710,595	5,700,133	15,904,051	9,640,730

Net change in unrealized appreciation (depreciation) of:
Investments	12,146,243	20,647,226	27,741,010	5,852,582
Futures contracts	—	(152)	—	—
Foreign currencies	—	—	—	93,314

Net change in unrealized appreciation (depreciation)	12,146,243	20,647,074	27,741,010	5,945,896

Net Realized and Unrealized Gain (Loss)	14,856,838	26,347,207	43,645,061	15,586,626

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,420,460	$25,913,466	$45,058,771	$15,976,115

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$3,783,485	$5,876,293	$4,121,014	$3,368,781
Foreign tax withheld	(312,411)	(295,192)	(494,358)	—

Total Investment Income	3,471,074	5,581,101	3,626,656	3,368,781

EXPENSES:
Investment advisory fees (See Note 3)	321,524	2,584,265	1,360,021	908,749
Shareholder servicing fees (See Note 3)	96,457	288,320	133,045	116,839
Administration fees (See Note 3)	32,152	96,107	44,349	38,946
Accounting fees (See Note 3)	84,300	212,213	108,697	84,910
Directors’ fees and expenses	6,302	18,739	8,811	7,516
Custodian fees and expenses	25,376	85,935	75,558	9,075
Pricing fees	91,790	11,473	20,435	5,080
Professional fees	31,268	42,907	37,535	13,233
Printing fees	6,584	19,729	9,334	8,042
Other expenses	187,890	91,635	182,558	53,330

Total Expenses	883,643	3,451,323	1,980,343	1,245,720

Net Investment Income (Loss)	2,587,431	2,129,778	1,646,313	2,123,061

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,593,903	21,306,031	4,915,623	18,498,543
Futures contracts	402,142	—	—	—
Foreign currencies	8,074	(404,257)	51,152	—
Forward foreign currency contracts	—	—	(520,219)	—

Net realized gain (loss)	3,004,119	20,901,774	4,446,556	18,498,543

Net change in unrealized appreciation (depreciation) of:
Investments	14,547,987	55,476,313	18,582,423	15,039,199
Foreign currencies	90,023	—	285,080	—
Forward foreign currency contracts	7,138	(37,289)	152,400	—
Futures contracts	—	—	—	—

Net change in unrealized appreciation (depreciation)	14,645,148	55,439,024	19,019,903	15,039,199

Net Realized and Unrealized Gain (Loss)	17,649,267	76,340,798	23,466,459	33,537,742

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,236,698	$78,470,576	$25,112,772	$35,660,803

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2019

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$4,796	$23,685	$795	$9,803

Total Investment Income	4,796	23,685	795	9,803

EXPENSES:
Investment advisory fees (See Note 3)	83,780	275,958	349,915	111,645
Shareholder servicing fees (See Note 3)	62,835	209,421	269,931	83,734
Administration fees (See Note 3)	20,945	69,807	89,977	27,912
Accounting fees (See Note 3)	12,000	23,269	29,993	12,000
Directors’ fees and expenses	4,084	13,648	17,655	5,455
Custodian fees and expenses	4,772	15,978	20,676	6,413
Pricing fees	3,481	3,484	3,484	3,478
Professional fees	6,929	23,055	29,732	9,366
Printing fees	4,289	14,393	18,759	5,829
Other expenses	30,607	46,090	61,288	28,061

Total Expenses	233,722	695,103	891,410	293,893

Net Investment Income (Loss)	(228,926)	(671,418)	(890,615)	(284,090)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investment transactions	5,681,845	23,326,208	27,316,251	5,886,607
Net change in unrealized appreciation (depreciation) of investments	8,960,560	22,590,636	24,602,076	7,164,741

Net Realized and Unrealized Gain (Loss)	14,642,405	45,916,844	51,918,327	13,051,348

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,413,479	$45,245,426	$51,027,712	$12,767,258

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$15,749

Total Investment Income	15,749

EXPENSES:
Investment advisory fees (See Note 3)	70,732
Shareholder servicing fees (See Note 3)	53,049
Administration fees (See Note 3)	17,683
Accounting fees (See Note 3)	12,000
Directors’ fees and expenses	3,438
Custodian fees and expenses	4,086
Pricing fees	3,484
Professional fees	5,890
Printing fees	3,726
Other expenses	23,617

Total Expenses	197,705

Net Investment Income (Loss)	(181,956)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investment transactions	2,818,377
Net change in unrealized appreciation (depreciation) of investments	3,438,658

Net Realized and Unrealized Gain (Loss)	6,257,035

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,075,079

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$1,632,266	$509,542	$6,909,846	$6,160,785
Net realized gain (loss)	—	(70)	2,024,029	(768,110)
Net change in unrealized appreciation (depreciation)	—	—	2,365,005	(2,056,883)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,632,266	509,472	11,298,880	3,335,792

Distributions from:
Distributable earnings	(1,635,471)	(510,090)	—	—

Total Distributions	(1,635,471)	(510,090)	—	—

Capital Share Transactions (1):
Shares issued	102,754,754	94,951,160	41,227,575	41,604,193
Shares issued in lieu of cash distributions	1,631,645	510,090	—	—
Shares redeemed	(102,377,868)	(76,094,058)	(40,744,979)	(40,908,148)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,008,531	19,367,192	482,596	696,045

Total Increase (Decrease)	2,005,326	19,366,574	11,781,476	4,031,837

Net Assets:
Beginning of period	110,933,077	91,566,503	233,216,034	229,184,197

End of period	$112,938,403	$110,933,077	$244,997,510	$233,216,034

(1) Shares Issued and Redeemed:
Shares issued	102,754,754	94,951,160	3,260,056	3,431,282
Shares issued in lieu of cash distributions	1,631,645	510,090	—	—
Shares redeemed	(102,377,868)	(76,094,058)	(3,230,544)	(3,364,472)

	2,008,531	19,367,192	29,512	66,810

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$12,319,847	$12,733,827	$7,655,189	$8,348,655
Net realized gain (loss)	11,235,942	(4,866,464)	1,817,953	(1,565,749)
Net change in unrealized appreciation (depreciation)	13,426,190	(9,305,916)	13,358,085	(10,363,034)

Net Increase (Decrease) in Net Assets Resulting from Operations	36,981,979	(1,438,553)	22,831,227	(3,580,128)

Capital Share Transactions (1):
Shares issued	54,795,448	29,933,168	8,900,568	10,512,961
Shares redeemed	(67,070,455)	(105,065,567)	(22,159,253)	(28,075,680)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,275,007)	(75,132,399)	(13,258,685)	(17,562,719)

Total Increase (Decrease)	24,706,972	(76,570,952)	9,572,542	(21,142,847)

Net Assets:
Beginning of period	409,027,244	485,598,196	150,323,947	171,466,794

End of period	$433,734,216	$409,027,244	$159,896,489	$150,323,947

(1) Shares Issued and Redeemed:
Shares issued	3,507,568	2,064,380	630,675	800,275
Shares redeemed	(4,317,186)	(7,245,939)	(1,565,598)	(2,137,330)

	(809,618)	(5,181,559)	(934,923)	(1,337,055)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$58,430,843	$89,026,940	$(160,806)	$(158,831)
Net realized gain (loss)	356,636,729	226,716,756	8,879,420	7,340,398
Net change in unrealized appreciation (depreciation)	481,408,552	(291,949,022)	6,917,752	(9,285,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	896,476,124	23,794,674	15,636,366	(2,103,497)

Capital Share Transactions (1):
Shares issued	100,104,430	44,963,034	3,067,693	2,793,291
Shares redeemed	(276,565,400)	(268,804,302)	(12,465,529)	(10,261,420)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(176,460,970)	(223,841,268)	(9,397,836)	(7,468,129)

Total Increase (Decrease)	720,015,154	(200,046,594)	6,238,530	(9,571,626)

Net Assets:
Beginning of period	3,698,250,235	3,898,296,829	74,831,827	84,403,453

End of period	$4,418,265,389	$3,698,250,235	$81,070,357	$74,831,827

(1) Shares Issued and Redeemed:
Shares issued	1,693,860	837,156	143,872	137,432
Shares redeemed	(4,550,970)	(4,996,105)	(563,517)	(501,881)

	(2,857,110)	(4,158,949)	(419,645)	(364,449)

	Large Growth Stock Fund		Large Cap Growth Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(564,698)	$(173,836)	$209,589	$236,110
Net realized gain (loss)	26,571,903	36,073,552	8,061,278	5,066,815
Net change in unrealized appreciation (depreciation)	57,386,573	(37,694,955)	11,534,935	(4,596,077)

Net Increase (Decrease) in Net Assets Resulting from Operations	83,393,778	(1,795,239)	19,805,802	706,848

Capital Share Transactions (1):
Shares issued	10,413,032	15,239,087	4,304,052	6,027,806
Shares redeemed	(45,061,044)	(37,900,582)	(14,334,452)	(11,679,501)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(34,648,012)	(22,661,495)	(10,030,400)	(5,651,695)

Total Increase (Decrease)	48,745,766	(24,456,734)	9,775,402	(4,944,847)

Net Assets:
Beginning of period	282,674,521	307,131,255	53,443,880	58,388,727

End of period	$331,420,287	$282,674,521	$63,219,282	$53,443,880

(1) Shares Issued and Redeemed:
Shares issued	221,847	353,101	196,608	320,123
Shares redeemed	(937,282)	(864,885)	(655,316)	(617,878)

	(715,435)	(511,784)	(458,708)	(297,755)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(350,182)	$(119,646)	$2,002,810	$2,373,356
Net realized gain (loss)	20,107,341	14,858,391	2,784,034	45,011,251
Net change in unrealized appreciation (depreciation)	12,135,004	(10,094,918)	35,272,917	(62,082,127)

Net Increase (Decrease) in Net Assets Resulting from Operations	31,892,163	4,643,827	40,059,761	(14,697,520)

Capital Share Transactions (1):
Shares issued	7,569,487	7,252,351	10,411,716	22,876,266
Shares redeemed	(21,895,817)	(18,024,928)	(33,804,138)	(29,956,659)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,326,330)	(10,772,577)	(23,392,422)	(7,080,393)

Total Increase (Decrease)	17,565,833	(6,128,750)	16,667,339	(21,777,913)

Net Assets:
Beginning of period	118,364,510	124,493,260	179,440,591	201,218,504

End of period	$135,930,343	$118,364,510	$196,107,930	$179,440,591

(1) Shares Issued and Redeemed:
Shares issued	284,633	302,245	346,323	807,607
Shares redeemed	(800,767)	(764,611)	(1,135,383)	(1,045,816)

	(516,134)	(462,366)	(789,060)	(238,209)

	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$2,840,613	$2,873,672	$7,559,510	$7,526,956
Net realized gain (loss)	12,857,757	21,239,641	32,812,999	34,214,884
Net change in unrealized appreciation (depreciation)	33,680,835	(35,212,678)	83,914,688	(61,067,957)

Net Increase (Decrease) in Net Assets Resulting from Operations	49,379,205	(11,099,365)	124,287,197	(19,326,117)

Capital Share Transactions (1):
Shares issued	4,504,943	9,421,815	28,584,665	23,774,377
Shares redeemed	(36,997,314)	(38,464,272)	(75,196,590)	(73,333,744)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(32,492,371)	(29,042,457)	(46,611,925)	(49,559,367)

Total Increase (Decrease)	16,886,834	(40,141,822)	77,675,272	(68,885,484)

Net Assets:
Beginning of period	176,071,984	216,213,806	416,864,342	485,749,826

End of period	$192,958,818	$176,071,984	$494,539,614	$416,864,342

(1) Shares Issued and Redeemed:
Shares issued	220,931	508,888	1,159,948	1,066,716
Shares redeemed	(1,793,095)	(1,989,565)	(3,057,861)	(3,268,680)

	(1,572,164)	(1,480,677)	(1,897,913)	(2,201,964)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(425,441)	$(357,178)	$1,655,595	$1,469,897
Net realized gain (loss)	12,729,767	9,997,554	(293,903)	17,904,839
Net change in unrealized appreciation (depreciation)	29,535,951	(8,393,504)	21,231,600	(44,175,166)

Net Increase (Decrease) in Net Assets Resulting from Operations	41,840,277	1,246,872	22,593,292	(24,800,430)

Capital Share Transactions (1):
Shares issued	13,244,827	10,493,912	5,399,945	7,809,360
Shares redeemed	(18,821,226)	(20,527,297)	(52,966,132)	(21,933,682)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,576,399)	(10,033,385)	(47,566,187)	(14,124,322)

Total Increase (Decrease)	36,263,878	(8,786,513)	(24,972,895)	(38,924,752)

Net Assets:
Beginning of period	112,501,974	121,288,487	141,771,404	180,696,156

End of period	$148,765,852	$112,501,974	$116,798,509	$141,771,404

(1) Shares Issued and Redeemed:
Shares issued	551,414	506,448	211,827	312,155
Shares redeemed	(798,522)	(984,438)	(2,069,575)	(819,626)

	(247,108)	(477,990)	(1,857,748)	(507,471)

	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$1,232,294	$1,082,476	$(413,974)	$(235,752)
Net realized gain (loss)	98,897	8,890,688	8,545,162	8,994,654
Net change in unrealized appreciation (depreciation)	20,204,150	(21,608,277)	13,607,296	(11,904,900)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,535,341	(11,635,113)	21,738,484	(3,145,998)

Capital Share Transactions (1):
Shares issued	14,785,376	5,645,058	7,160,153	9,313,190
Shares redeemed	(15,814,012)	(13,728,887)	(17,819,568)	(11,068,549)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,028,636)	(8,083,829)	(10,659,415)	(1,755,359)

Total Increase (Decrease)	20,506,705	(19,718,942)	11,079,069	(4,901,357)

Net Assets:
Beginning of period	79,292,130	99,011,072	59,881,664	64,783,021

End of period	$99,798,835	$79,292,130	$70,960,733	$59,881,664

(1) Shares Issued and Redeemed:
Shares issued	563,979	247,998	229,154	341,407
Shares redeemed	(650,236)	(571,822)	(568,231)	(394,886)

	(86,257)	(323,824)	(339,077)	(53,479)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$563,622	$336,642	$(433,741)	$(387,152)
Net realized gain (loss)	2,710,595	10,570,032	5,700,133	10,582,699
Net change in unrealized appreciation (depreciation)	12,146,243	(24,741,810)	20,647,074	(14,099,568)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,420,460	(13,835,136)	25,913,466	(3,904,021)

Capital Share Transactions (1):
Shares issued	4,642,070	24,848,843	14,321,866	10,662,667
Shares redeemed	(15,656,929)	(15,418,102)	(15,234,785)	(15,895,475)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,014,859)	9,430,741	(912,919)	(5,232,808)

Total Increase (Decrease)	4,405,601	(4,404,395)	25,000,547	(9,136,829)

Net Assets:
Beginning of period	80,918,617	85,323,012	93,243,043	102,379,872

End of period	$85,324,218	$80,918,617	$118,243,590	$93,243,043

(1) Shares Issued and Redeemed:
Shares issued	173,738	912,594	316,631	261,259
Shares redeemed	(584,936)	(551,662)	(344,444)	(380,158)

	(411,198)	360,932	(27,813)	(118,899)

	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$1,413,710	$1,177,178	$389,489	$485,242
Net realized gain (loss)	15,904,051	20,932,520	9,640,730	6,734,796
Net change in unrealized appreciation (depreciation)	27,741,010	(55,561,077)	5,945,896	(15,734,623)

Net Increase (Decrease) in Net Assets Resulting from Operations	45,058,771	(33,451,379)	15,976,115	(8,514,585)

Capital Share Transactions (1):
Shares issued	4,964,640	17,807,215	4,183,263	11,381,200
Shares redeemed	(56,259,919)	(35,798,757)	(20,889,549)	(13,781,178)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(51,295,279)	(17,991,542)	(16,706,286)	(2,399,978)

Total Increase (Decrease)	(6,236,508)	(51,442,921)	(730,171)	(10,914,563)

Net Assets:
Beginning of period	211,285,199	262,728,120	70,723,563	81,638,126

End of period	$205,048,691	$211,285,199	$69,993,392	$70,723,563

(1) Shares Issued and Redeemed:
Shares issued	137,639	495,797	179,188	497,918
Shares redeemed	(1,534,540)	(963,526)	(894,201)	(578,759)

	(1,396,901)	(467,729)	(715,013)	(80,841)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$2,587,431	$2,513,313	$2,129,778	$2,261,356
Net realized gain (loss)	3,004,119	784,755	20,901,774	39,485,265
Net change in unrealized appreciation (depreciation)	14,645,148	(19,388,036)	55,439,024	(84,337,632)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,236,698	(16,089,968)	78,470,576	(42,591,011)

Capital Share Transactions (1):
Shares issued	11,803,147	12,149,439	3,613,045	15,623,800
Shares redeemed	(19,444,354)	(14,518,453)	(53,011,076)	(51,961,438)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,641,207)	(2,369,014)	(49,398,031)	(36,337,638)

Total Increase (Decrease)	12,595,491	(18,458,982)	29,072,545	(78,928,649)

Net Assets:
Beginning of period	98,471,431	116,930,413	296,892,418	375,821,067

End of period	$111,066,922	$98,471,431	$325,964,963	$296,892,418

(1) Shares Issued and Redeemed:
Shares issued	863,914	881,613	118,759	535,648
Shares redeemed	(1,411,048)	(1,046,984)	(1,717,939)	(1,753,809)

	(547,134)	(165,371)	(1,599,180)	(1,218,161)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$1,646,313	$1,238,255	$2,123,061	$2,616,656
Net realized gain (loss)	4,446,556	12,654,422	18,498,543	4,807,690
Net change in unrealized appreciation (depreciation)	19,019,903	(45,234,597)	15,039,199	(12,543,521)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,112,772	(31,341,920)	35,660,803	(5,119,175)

Capital Share Transactions (1):
Shares issued	6,646,284	22,675,525	6,153,201	5,919,254
Shares redeemed	(31,319,595)	(28,717,460)	(23,112,165)	(24,276,489)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,673,311)	(6,041,935)	(16,958,964)	(18,357,235)

Total Increase (Decrease)	439,461	(37,383,855)	18,701,839	(23,476,410)

Net Assets:
Beginning of period	146,972,648	184,356,503	114,365,716	137,842,126

End of period	$147,412,109	$146,972,648	$133,067,555	$114,365,716

(1) Shares Issued and Redeemed:
Shares issued	527,622	1,785,301	236,427	288,555
Shares redeemed	(2,535,983)	(2,240,746)	(914,025)	(1,149,756)

	(2,008,361)	(455,445)	(677,598)	(861,201)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(228,926)	$(231,621)	$(671,418)	$(723,890)
Net realized gain (loss)	5,681,845	6,339,269	23,326,208	26,371,720
Net change in unrealized appreciation (depreciation)	8,960,560	(12,907,243)	22,590,636	(44,118,799)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,413,479	(6,799,595)	45,245,426	(18,470,969)

Capital Share Transactions (1):
Shares issued	2,949,256	4,910,588	5,725,655	4,387,154
Shares redeemed	(9,950,420)	(8,585,976)	(36,581,327)	(34,696,555)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,001,164)	(3,675,388)	(30,855,672)	(30,309,401)

Total Increase (Decrease)	7,412,315	(10,474,983)	14,389,754	(48,780,370)

Net Assets:
Beginning of period	64,604,205	75,079,188	217,918,325	266,698,695

End of period	$72,016,520	$64,604,205	$232,308,079	$217,918,325

(1) Shares Issued and Redeemed:
Shares issued	147,387	258,171	280,954	222,830
Shares redeemed	(503,292)	(448,319)	(1,778,108)	(1,758,352)

	(355,905)	(190,148)	(1,497,154)	(1,535,522)

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(890,615)	$(952,916)	$(284,090)	$(287,663)
Net realized gain (loss)	27,316,251	28,132,709	5,886,607	7,097,540
Net change in unrealized appreciation (depreciation)	24,602,076	(45,299,219)	7,164,741	(10,061,170)

Net Increase (Decrease) in Net Assets Resulting from Operations	51,027,712	(18,119,426)	12,767,258	(3,251,293)

Capital Share Transactions (1):
Shares issued	3,278,991	6,839,230	5,539,791	6,618,291
Shares redeemed	(47,809,610)	(39,757,796)	(13,287,527)	(12,854,172)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(44,530,619)	(32,918,566)	(7,747,736)	(6,235,881)

Total Increase (Decrease)	6,497,093	(51,037,992)	5,019,522	(9,487,174)

Net Assets:
Beginning of period	291,618,083	342,656,075	88,927,197	98,414,371

End of period	$298,115,176	$291,618,083	$93,946,719	$88,927,197

(1) Shares Issued and Redeemed:
Shares issued	179,320	389,787	337,395	417,209
Shares redeemed	(2,618,616)	(2,270,510)	(800,808)	(815,373)

	(2,439,296)	(1,880,723)	(463,413)	(398,164)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/19	Year Ended 12/31/18
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(181,956)	$(178,329)
Net realized gain (loss)	2,818,377	3,191,807
Net change in unrealized appreciation (depreciation)	3,438,658	(3,779,634)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,075,079	(766,156)

Capital Share Transactions (1):
Shares issued	8,565,195	8,235,287
Shares redeemed	(11,900,353)	(9,036,706)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,335,158)	(801,419)

Total Increase (Decrease)	2,739,921	(1,567,575)

Net Assets:
Beginning of period	57,091,915	58,659,490

End of period	$59,831,836	$57,091,915

(1) Shares Issued and Redeemed:
Shares issued	576,456	582,959
Shares redeemed	(799,657)	(639,328)

	(223,201)	(56,369)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019	2018	2017		2016		2015
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.01	—	(a)	—	(a)	—	(a)
Net realized and unrealized gain (loss) on investment transactions	—	—	—		—		—

Total from investment operations	0.02	0.01	—		—		—

Less distributions:
Net investment income	(0.02)	(0.01)	—	(a)	—	(a)	—	(a)

Total distributions	(0.02)	(0.01)	—		—		—

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00

Total return[2]	1.61%	0.55%	0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$112,938	$110,933	$91,567		$123,865		$133,645

Ratio of net expenses to average net assets[3]	0.59%	1.26%	0.85%		0.45%		0.23%

Ratio of total expenses to average net assets[4]	0.59%	0.59%	0.59%		0.58%		0.61%

Ratio of net investment income (loss) to average net assets[3]	1.60%	0.55%	0.01%		0.01%		0.01%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(a)  Less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019	2018	2017		2016		2015
Net asset value, beginning of period	$12.26	$12.09	$11.89		$11.59		$11.50

Income (loss) from investment operations:
Net investment income (loss)[1]	0.37	0.32	0.24		0.18		0.13
Net realized and unrealized gain (loss) on investment transactions	0.23	(0.15)	(0.04)		0.12		(0.04)

Total from investment operations	0.60	0.17	0.20		0.30		0.09

Net asset value, end of period	$12.86	$12.26	$12.09		$11.89		$11.59

Total return[2]	4.89%	1.41%	1.68%		2.59%		0.78%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$244,998	$233,216	$229,184		$210,476		$189,846

Ratio of total expenses to average net assets	0.70%	0.70%	0.70%		0.70%		0.73%

Ratio of net investment income (loss) to average net assets	2.92%	2.61%	1.98%		1.55%		1.10%

Portfolio turnover rate	54%	79%	97%		105%		127%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.66	$14.68	$14.03	$13.45	$13.40

Income (loss) from investment operations:
Net investment income (loss)[1]	0.45	0.41	0.36	0.36	0.33
Net realized and unrealized gain (loss) on investment transactions	0.90	(0.43)	0.29	0.22	(0.28)

Total from investment operations	1.35	(0.02)	0.65	0.58	0.05

Net asset value, end of period	$16.01	$14.66	$14.68	$14.03	$13.45

Total return[2]	9.21%	(0.14% )	4.63%	4.31%	0.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$433,734	$409,027	$485,598	$504,849	$534,675

Ratio of total expenses to average net assets	0.67%	0.66%	0.66%	0.66%	0.68%

Ratio of net investment income (loss) to average net assets	2.92%	2.81%	2.48%	2.58%	2.46%

Portfolio turnover rate	47%	59%	72%	77%	131%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.88	$13.18	$12.29	$10.61	$10.98

Income (loss) from investment operations:
Net investment income (loss)[1]	0.68	0.66	0.69	0.69	0.66
Net realized and unrealized gain (loss) on investment transactions	1.34	(0.96)	0.20	0.99	(1.03)

Total from investment operations	2.02	(0.30)	0.89	1.68	(0.37)

Net asset value, end of period	$14.90	$12.88	$13.18	$12.29	$10.61

Total return[2]	15.68%	(2.35% )	7.42%	15.83%	(3.37% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$159,896	$150,324	$171,467	$168,650	$173,033

Ratio of total expenses to average net assets	0.71%	0.77%	0.86%	0.86%	0.87%

Ratio of net investment income (loss) to average net assets	4.83%	5.02%	5.39%	6.03%	5.88%

Portfolio turnover rate	133%	115%	78%	81%	72%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$52.56		$52.31	$45.44		$42.05		$40.04

Income (loss) from investment operations:
Net investment income (loss)[1]	0.84		1.22	0.53		0.54		0.46
Net realized and unrealized gain (loss) on investment transactions	12.05		(0.97)	6.34		2.85		1.55

Total from investment operations	12.89		0.25	6.87		3.39		2.01

Net asset value, end of period	$65.45		$52.56	$52.31		$45.44		$42.05

Total return[2]	24.53%		0.48%	15.12%		8.06%		5.02%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$4,418,265		$3,698,250	$3,898,297		$3,494,596		$3,322,196

Ratio of total expenses to average net assets	0.88%		0.89%	0.89%		0.89%		0.92%

Ratio of net investment income (loss) to average net assets	1.40%		2.28%	1.07%		1.24%		1.10%

Portfolio turnover rate	45%		69%	61%		66%		69%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

BALANCED FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$19.53		$20.12	$17.60		$16.24		$16.13

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)		(0.04)	(0.04)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	4.27		(0.55)	2.56		1.39		0.14

Total from investment operations	4.23		(0.59)	2.52		1.36		0.11

Net asset value, end of period	$23.76		$19.53	$20.12		$17.60		$16.24

Total return[2]	21.66%		(2.93% )	14.32%		8.37%		0.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$81,070		$74,832	$84,403		$77,801		$76,587

Ratio of total expenses to average net assets[3]	0.20%		0.20%	0.19%		0.19%		0.21%

Ratio of net investment income (loss) to average net assets	(0.20%	)	(0.19% )	(0.19%	)	(0.19%	)	(0.21%	)

Portfolio turnover rate	6%		8%	9%		7%		8%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$39.95		$40.48	$30.40		$30.07		$27.21

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)		(0.02)	(0.03)		(0.04)		(0.09)
Net realized and unrealized gain (loss) on investment transactions	12.23		(0.51)	10.11		0.37		2.95

Total from investment operations	12.15		(0.53)	10.08		0.33		2.86

Net asset value, end of period	$52.10		$39.95	$40.48		$30.40		$30.07

Total return[2]	30.41%		(1.31% )	33.16%		1.10%		10.51%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$331,420		$282,675	$307,131		$259,278		$296,703

Ratio of total expenses to average net assets	0.95%		0.95%	0.96%		0.96%		0.98%

Ratio of net investment income (loss) to average net assets	(0.18%	)	(0.05% )	(0.08%	)	(0.15%	)	(0.30% )

Portfolio turnover rate	26%		42%	52%		42%		37%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$17.90		$17.78	$13.87		$13.09		$13.11

Income (loss) from investment operations:
Net investment income (loss)[1]	0.08		0.08	0.07		0.07		0.05
Net realized and unrealized gain (loss) on investment transactions	7.04		0.04	3.84		0.71		(0.07)

Total from investment operations	7.12		0.12	3.91		0.78		(0.02)

Net asset value, end of period	$25.02		$17.90	$17.78		$13.87		$13.09

Total return[2]	39.78%		0.68%	28.19%		5.96%		(0.15% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$63,219		$53,444	$58,389		$42,791		$43,702

Ratio of total expenses to average net assets	0.88%		0.87%	0.89%		0.89%		0.89%

Ratio of net investment income (loss) to average net assets	0.35%		0.40%	0.43%		0.55%		0.39%

Portfolio turnover rate	24%		25%	28%		25%		29%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019		2018	2017		2016	2015
Net asset value, beginning of period	$22.41		$21.67	$16.32		$16.30	$16.03

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)		(0.02)	(0.03)		0.01	(0.03)
Net realized and unrealized gain (loss) on investment transactions	6.18		0.76	5.38		0.01	0.30

Total from investment operations	6.11		0.74	5.35		0.02	0.27

Net asset value, end of period	$28.52		$22.41	$21.67		$16.32	$16.30

Total return[2]	27.27%		3.42%	32.78%		0.12%	1.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$135,930		$118,365	$124,493		$101,020	$111,680

Ratio of total expenses to average net assets	0.86%		0.86%	0.86%		0.85%	0.87%

Ratio of net investment income (loss) to average net assets	(0.26%	)	(0.09% )	(0.18%	)	0.06%	(0.20% )

Portfolio turnover rate	74%		72%	64%		141%	124%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

LARGE CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019		2018	2017		2016	2015
Net asset value, beginning of period	$26.22		$28.41	$24.79		$22.21	$23.22

Income (loss) from investment operations:
Net investment income (loss)[1]	0.31		0.35	0.41		0.36	0.27
Net realized and unrealized gain (loss) on investment transactions	5.86		(2.54)	3.21		2.22	(1.28)

Total from investment operations	6.17		(2.19)	3.62		2.58	(1.01)

Net asset value, end of period	$32.39		$26.22	$28.41		$24.79	$22.21

Total return[2]	23.53%		(7.71% )	14.60%		11.62%	(4.35% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$196,108		$179,441	$201,219		$202,553	$207,692

Ratio of total expenses to average net assets	0.91%		0.90%	0.90%		0.90%	0.92%

Ratio of net investment income (loss) to average net assets	1.05%		1.22%	1.57%		1.60%	1.17%

Portfolio turnover rate	62%		108%	17%		22%	19%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.41	$18.64	$16.18	$14.77	$14.89

Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.26	0.25	0.22	0.22
Net realized and unrealized gain (loss) on investment transactions	4.87	(1.49)	2.21	1.19	(0.34)

Total from investment operations	5.17	(1.23)	2.46	1.41	(0.12)

Net asset value, end of period	$22.58	$17.41	$18.64	$16.18	$14.77

Total return[2]	29.70%	(6.60% )	15.21%	9.55%	(0.81% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$192,959	$176,072	$216,214	$191,386	$203,012

Ratio of total expenses to average net assets	0.91%	0.90%	0.90%	0.90%	0.92%

Ratio of net investment income (loss) to average net assets	1.48%	1.39%	1.44%	1.47%	1.47%

Portfolio turnover rate	65%	76%	106%	87%	98%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

INDEX 500 FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.83	$21.87	$18.00	$16.14	$15.98

Income (loss) from investment operations:
Net investment income (loss)[1]	0.40	0.35	0.33	0.29	0.27
Net realized and unrealized gain (loss) on investment transactions	6.07	(1.39)	3.54	1.57	(0.11)

Total from investment operations	6.47	(1.04)	3.87	1.86	0.16

Net asset value, end of period	$27.30	$20.83	$21.87	$18.00	$16.14

Total return[2]	31.06%	(4.76% )	21.50%	11.52%	1.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$494,540	$416,864	$485,750	$432,873	$417,965

Ratio of total expenses to average net assets	0.36%	0.36%	0.36%	0.36%	0.38%

Ratio of net investment income (loss) to average net assets	1.63%	1.56%	1.64%	1.75%	1.68%

Portfolio turnover rate	3%	3%	2%	3%	3%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$19.01		$18.96	$14.92		$14.02		$14.88

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)		(0.06)	(0.03)		—	(a)	—	(a)
Net realized and unrealized gain (loss) on investment transactions	7.29		0.11	4.07		0.90		(0.86)

Total from investment operations	7.22		0.05	4.04		0.90		(0.86)

Net asset value, end of period	$26.23		$19.01	$18.96		$14.92		$14.02

Total return[2]	37.98%		0.26%	27.08%		6.42%		(5.78%	)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$148,766		$112,502	$121,288		$103,325		$111,742

Ratio of total expenses to average net assets	0.96%		0.96%	0.96%		0.97%		1.00%

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.28% )	(0.20%	)	0.00%		(0.02%	)

Portfolio turnover rate	22%		42%	25%		28%		43%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(a)  Less than one penny per share.

MID CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$22.60		$26.65	$22.69		$19.36		$21.04

Income (loss) from investment operations:
Net investment income (loss)[1]	0.29		0.23	0.20		0.20		0.20
Net realized and unrealized gain (loss) on investment transactions	3.56		(4.28)	3.76		3.13		(1.88)

Total from investment operations	3.85		(4.05)	3.96		3.33		(1.68)

Net asset value, end of period	$26.45		$22.60	$26.65		$22.69		$19.36

Total return[2]	17.04%		(15.20% )	17.45%		17.20%		(7.98%	)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$116,799		$141,771	$180,696		$170,374		$165,849

Ratio of total expenses to average net assets	0.80%		0.79%	0.78%		0.78%		0.81%

Ratio of net investment income (loss) to average net assets	1.14%		0.85%	0.83%		0.97%		0.93%

Portfolio turnover rate	14%		33%	31%		33%		42%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$20.92		$24.06	$21.57		$17.57		$17.84

Income (loss) from investment operations:
Net investment income (loss)[1]	0.35		0.28	0.33		0.19		0.19
Net realized and unrealized gain (loss) on investment transactions	5.67		(3.42)	2.16		3.81		(0.46)

Total from investment operations	6.02		(3.14)	2.49		4.00		(0.27)

Net asset value, end of period	$26.94		$20.92	$24.06		$21.57		$17.57

Total return[2]	28.78%		(13.05% )	11.55%		22.77%		(1.51% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$99,799		$79,292	$99,011		$96,177		$90,550

Ratio of total expenses to average net assets	1.05%		1.06%	1.02%		1.04%		1.07%

Ratio of net investment income (loss) to average net assets	1.44%		1.16%	1.48%		1.01%		1.06%

Portfolio turnover rate	50%		60%	45%		64%		77%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

SMID CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$24.93		$26.38	$20.68		$19.46		$19.76

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.18)		(0.10)	(0.11)		(0.10)		(0.15)
Net realized and unrealized gain (loss) on investment transactions	9.64		(1.35)	5.81		1.32		(0.15)

Total from investment operations	9.46		(1.45)	5.70		1.22		(0.30)

Net asset value, end of period	$34.39		$24.93	$26.38		$20.68		$19.46

Total return[2]	37.95%		(5.50% )	27.56%		6.27%		(1.52% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$70,961		$59,882	$64,783		$52,713		$56,002

Ratio of net expenses to average net assets[3]	1.04%		1.03%	1.05%		1.05%		1.07%

Ratio of total expenses to average net assets[4]	1.04%		1.03%	1.04%		1.04%		1.07%

Ratio of net investment income (loss) to average net assets[3]	(0.59%	)	(0.35% )	(0.47%	)	(0.52%	)	(0.71% )

Portfolio turnover rate	70%		83%	68%		160%		103%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$23.67		$27.90	$24.69		$19.72		$20.91

Income (loss) from investment operations:
Net investment income (loss)[1]	0.18		0.10	0.03		0.02		—
Net realized and unrealized gain (loss) on investment transactions	4.52		(4.33)	3.18		4.95		(1.19)

Total from investment operations	4.70		(4.23)	3.21		4.97		(1.19)

Net asset value, end of period	$28.37		$23.67	$27.90		$24.69		$19.72

Total return[2]	19.86%		(15.16% )	13.00%		25.20%		(5.69%	)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$85,324		$80,919	$85,323		$82,032		$67,959

Ratio of total expenses to average net assets	1.12%		1.10%	1.18%		1.21%		1.23%

Ratio of net investment income (loss) to average net assets	0.66%		0.36%	0.11%		0.10%		(0.02%	)

Portfolio turnover rate	32%		47%	37%		62%		48%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

SMALL CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$37.00		$38.80	$31.08		$28.59		$28.47

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.18)		(0.15)	(0.16)		(0.10)		(0.14)
Net realized and unrealized gain (loss) on investment transactions	10.63		(1.65)	7.88		2.59		0.26

Total from investment operations	10.45		(1.80)	7.72		2.49		0.12

Net asset value, end of period	$47.45		$37.00	$38.80		$31.08		$28.59

Total return[2]	28.24%		(4.64% )	24.84%		8.71%		0.42%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$118,244		$93,243	$102,380		$85,958		$91,666

Ratio of total expenses to average net assets	1.02%		1.00%	1.01%		1.02%		1.03%

Ratio of net investment income (loss) to average net assets	(0.40%	)	(0.36% )	(0.46%	)	(0.35%	)	(0.48%	)

Portfolio turnover rate	21%		22%	25%		17%		26%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$31.96	$37.11	$33.06	$26.50	$28.03

Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.17	0.18	0.23	0.17
Net realized and unrealized gain (loss) on investment transactions	7.12	(5.32)	3.87	6.33	(1.70)

Total from investment operations	7.36	(5.15)	4.05	6.56	(1.53)

Net asset value, end of period	$39.32	$31.96	$37.11	$33.06	$26.50

Total return[2]	23.03%	(13.88% )	12.25%	24.75%	(5.46% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$205,049	$211,285	$262,728	$244,968	$227,139

Ratio of total expenses to average net assets	0.98%	0.97%	0.97%	0.97%	0.99%

Ratio of net investment income (loss) to average net assets	0.65%	0.46%	0.56%	0.83%	0.62%

Portfolio turnover rate	54%	55%	59%	57%	47%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

SMALL CAP INDEX FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.26	$22.86	$20.09	$16.69	$17.59

Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.14	0.13	0.12	0.12
Net realized and unrealized gain (loss) on investment transactions	4.83	(2.74)	2.64	3.28	(1.02)

Total from investment operations	4.96	(2.60)	2.77	3.40	(0.90)

Net asset value, end of period	$25.22	$20.26	$22.86	$20.09	$16.69

Total return[2]	24.48%	(11.37% )	13.79%	20.37%	(5.12% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$69,993	$70,724	$81,638	$76,355	$65,480

Ratio of total expenses to average net assets	0.72%	0.65%	0.65%	0.66%	0.69%

Ratio of net investment income (loss) to average net assets	0.55%	0.59%	0.62%	0.70%	0.66%

Portfolio turnover rate	16%	14%	13%	18%	18%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.22	$14.22	$11.42	$11.38	$11.54

Income (loss) from investment operations:
Net investment income (loss)[1]	0.33	0.31	0.27	0.26	0.24
Net realized and unrealized gain (loss) on investment transactions	2.24	(2.31)	2.53	(0.22)	(0.40)

Total from investment operations	2.57	(2.00)	2.80	0.04	(0.16)

Net asset value, end of period	$14.79	$12.22	$14.22	$11.42	$11.38

Total return[2]	21.03%	(14.07% )	24.52%	0.35%	(1.39% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,067	$98,471	$116,930	$97,813	$98,109

Ratio of total expenses to average net assets	0.82%	0.79%	0.82%	0.81%	0.83%

Ratio of net investment income (loss) to average net assets	2.41%	2.24%	2.05%	2.35%	2.02%

Portfolio turnover rate	6%	3%	4%	7%	2%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

INTERNATIONAL EQUITY FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.51	$30.26	$22.98	$24.23	$23.39

Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.19	0.15	0.26	0.28
Net realized and unrealized gain (loss) on investment transactions	7.24	(3.94)	7.13	(1.51)	0.56

Total from investment operations	7.44	(3.75)	7.28	(1.25)	0.84

Net asset value, end of period	$33.95	$26.51	$30.26	$22.98	$24.23

Total return[2]	28.07%	(12.39% )	31.68%	(5.16% )	3.59%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$325,965	$296,892	$375,821	$319,322	$375,175

Ratio of total expenses to average net assets	1.08%	1.11%	1.12%	1.12%	1.15%

Ratio of net investment income (loss) to average net assets	0.66%	(0.66% )	0.56%	1.10%	1.17%

Portfolio turnover rate	50%	50%	32%	34%	27%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.39	$13.80	$10.22	$9.66	$10.84

Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.09	0.03	0.03	0.03
Net realized and unrealized gain (loss) on investment transactions	1.99	(2.50)	3.55	0.53	(1.21)

Total from investment operations	2.13	(2.41)	3.58	0.56	(1.18)

Net asset value, end of period	$13.52	$11.39	$13.80	$10.22	$9.66

Total return[2]	18.70%	(17.46% )	35.03%	5.80%	(10.89% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$147,412	$146,973	$184,357	$150,270	$147,819

Ratio of net expenses to average net assets[3]	1.34%	1.32%	1.51%	1.65%	1.74%

Ratio of total expenses to average net assets[4]	1.34%	1.32%	1.51%	1.65%	1.68%

Ratio of net investment income (loss) to average net assets[3]	1.11%	0.73%	0.25%	0.28%	0.24%

Portfolio turnover rate	35%	45%	41%	46%	41%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

REAL ESTATE SECURITIES FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.57	$21.47	$19.99	$18.95	$18.01

Income (loss) from investment operations:
Net investment income (loss)[1]	0.41	0.43	0.39	0.32	0.26
Net realized and unrealized gain (loss) on investment transactions	6.27	(1.33)	1.09	0.72	0.68

Total from investment operations	6.68	(0.90)	1.48	1.04	0.94

Net asset value, end of period	$27.25	$20.57	$21.47	$19.99	$18.95

Total return[2]	32.47%	(4.19% )	7.40%	5.49%	5.22%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$133,068	$114,366	$137,842	$137,257	$137,644

Ratio of total expenses to average net assets	0.96%	0.96%	0.95%	0.95%	0.97%

Ratio of net investment income (loss) to average net assets	1.64%	2.05%	1.86%	1.65%	1.42%

Portfolio turnover rate	74%	66%	75%	81%	61%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$17.37		$19.20	$15.99		$14.88		$15.12

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)		(0.06)	(0.05)		(0.05)		(0.05)
Net realized and unrealized gain (loss) on investment transactions	4.10		(1.77)	3.26		1.16		(0.19)

Total from investment operations	4.04		(1.83)	3.21		1.11		(0.24)

Net asset value, end of period	$21.41		$17.37	$19.20		$15.99		$14.88

Total return[2]	23.26%		(9.53% )	20.08%		7.46%		(1.59% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$72,017		$64,604	$75,079		$61,867		$61,119

Ratio of total expenses to average net assets[3]	0.33%		0.32%	0.31%		0.32%		0.34%

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.32% )	(0.31%	)	(0.32%	)	(0.34% )

Portfolio turnover rate	14%		19%	20%		20%		24%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$18.12		$19.66	$16.72		$15.55		$15.73

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)		(0.06)	(0.05)		(0.05)		(0.05)
Net realized and unrealized gain (loss) on investment transactions	4.00		(1.48)	2.99		1.22		(0.13)

Total from investment operations	3.94		(1.54)	2.94		1.17		(0.18)

Net asset value, end of period	$22.06		$18.12	$19.66		$16.72		$15.55

Total return[2]	21.75%		(7.83% )	17.58%		7.52%		(1.14% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$232,308		$217,918	$266,699		$230,243		$238,908

Ratio of total expenses to average net assets[3]	0.30%		0.30%	0.29%		0.30%		0.32%

Ratio of net investment income (loss) to average net assets	(0.29%	)	(0.29% )	(0.29%	)	(0.30%	)	(0.32% )

Portfolio turnover rate	12%		14%	16%		14%		20%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$16.48		$17.51	$15.36		$14.36		$14.44

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)		(0.05)	(0.05)		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investment transactions	3.12		(0.98)	2.20		1.04		(0.03)

Total from investment operations	3.07		(1.03)	2.15		1.00		(0.08)

Net asset value, end of period	$19.55		$16.48	$17.51		$15.36		$14.36

Total return[2]	18.63%		(5.88% )	14.00%		6.96%		(0.55% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$298,115		$291,618	$342,656		$332,347		$342,152

Ratio of total expenses to average net assets[3]	0.30%		0.29%	0.29%		0.29%		0.32%

Ratio of net investment income (loss) to average net assets	(0.30%	)	(0.29% )	(0.29%	)	(0.29%	)	(0.32% )

Portfolio turnover rate	9%		14%	12%		12%		17%

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$15.31		$15.86	$14.42		$13.60		$13.63

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)		(0.05)	(0.05)		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investment transactions	2.32		(0.50)	1.49		0.86		0.02

Total from investment operations	2.27		(0.55)	1.44		0.82		(0.03)

Net asset value, end of period	$17.58		$15.31	$15.86		$14.42		$13.60

Total return[2]	14.83%		(3.47% )	9.99%		6.03%		(0.22% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$93,947		$88,927	$98,414		$97,741		$102,101

Ratio of total expenses to average net assets[3]	0.32%		0.31%	0.30%		0.30%		0.33%

Ratio of net investment income (loss) to average net assets	(0.31%	)	(0.30% )	(0.30%	)	(0.30%	)	(0.33% )

Portfolio turnover rate	13%		17%	15%		15%		23%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$13.99		$14.18	$13.33		$12.73		$12.72

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)		(0.04)	(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.57		(0.15)	0.89		0.64		0.05

Total from investment operations	1.52		(0.19)	0.85		0.60		0.01

Net asset value, end of period	$15.51		$13.99	$14.18		$13.33		$12.73

Total return[2]	10.87%		(1.34% )	6.38%		4.71%		0.08%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$59,832		$57,092	$58,659		$56,092		$61,217

Ratio of total expenses to average net assets[3]	0.34%		0.33%	0.32%		0.31%		0.34%

Ratio of net investment income (loss) to average net assets	(0.31%	)	(0.31% )	(0.31%	)	(0.31%	)	(0.34%	)

Portfolio turnover rate	18%		23%	23%		26%		24%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, or the Fund’s sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from PMAM and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publicly traded security prices, discount rates, publicly disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the year ended December 31, 2019, if any, are shown as notes on the Schedule of Investments of the individual Fund.

Significant Level 3 items at December 31, 2019 consist of $3,276,056 and $6,782,797 of equities in the Flexibly Managed Fund and Large Growth Stock Fund, respectively which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue. For certain loan agreements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the Fund is subject to nonperformance by the counterparty.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31,2019 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2019, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Each of the Funds pay PMAM, on a monthly basis, an advisory fee accrued daily based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Morgan Stanley Investment Management Inc.	0.60%
Large Cap Value Fund	AllianceBernstein, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund*	American Century Investment Management, Inc.	0.69%
SMID Cap Growth Fund	Goldman Sachs Asset Management, LP	0.75%
SMID Cap Value Fund	AllianceBernstein, LP	0.84%
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
International Equity Fund	Vontobel Asset Management, Inc.	0.83% of the first $227,000,000; 0.75% over $227,000,000.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.	0.92%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

*	Effective October 1, 2019. Prior to October 1, 2019, the Fund’s Investment Advisory Fee was 0.72% on the average daily net assets of the Fund.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Administrative and Corporate, Co-Administrative and Shareholder Services

Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement. These fees are accrued daily.

Fund Administration and Accounting Services

Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee accrued daily based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FOFs is an asset based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and, if applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market Fund	0.64%	SMID Cap Growth Fund	1.07%
Limited Maturity Bond Fund	0.74%	SMID Cap Value Fund	1.26%
Quality Bond Fund	0.73%	Small Cap Growth Fund	1.13%
High Yield Bond Fund	0.92%	Small Cap Value Fund	1.02%
Flexibly Managed Fund	0.94%	Small Cap Index Fund	0.74%
Balanced Fund	0.79%	Developed International Index Fund	0.94%
Large Growth Stock Fund	1.02%	International Equity Fund	1.20%
Large Cap Growth Fund	0.89%	Emerging Markets Equity Fund	1.78%
Large Core Growth Fund	0.90%	Real Estate Securities Fund	1.02%
Large Cap Value Fund	0.96%	Aggressive Allocation Fund*	0.40%
Large Core Value Fund	0.96%	Moderately Aggressive Allocation Fund*	0.34%
Index 500 Fund	0.42%	Moderate Allocation Fund*	0.34%
Mid Cap Growth Fund	1.00%	Moderately Conservative Allocation Fund*	0.35%
Mid Cap Value Fund	0.83%	Conservative Allocation Fund*	0.38%
Mid Core Value Fund	1.11%

* For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

Total fees of $520,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2019. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2019 are as follows:

Money Market Fund	$8,860,490
Limited Maturity Bond Fund	44,432,114
Quality Bond Fund	31,115,868
Large Growth Stock Fund	18,078,159
Large Core Value Fund	25,236,156
Index 500 Fund	17,588,818
SMID Cap Growth Fund	3,249,534
SMID Cap Value Fund	4,252,072
Small Cap Index Fund	3,587,476
Developed International Index Fund	3,823,931
International Equity Fund	6,027,171

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2019 were as follows:

Large Growth Stock Fund	$3,578
Large Core Growth Fund	1
SMID Cap Growth Fund	3,672
Small Cap Value Fund	18,655

The Funds may purchase securities from or sell to other funds that have a common adviser. These interfund transactions are primarily used for transactional cost purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

A Summary of the FOF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the year ended December 31, 2019 as follows:

Balanced Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 60.5%
Penn Series Index 500 Fund*	$44,163,211	$1,606,694	$9,734,870	$7,313,373	$5,653,351	$49,001,759	1,794,936	$—
Affiliated Fixed Income Funds — 39.4%
Penn Series Quality Bond Fund*	30,748,755	3,406,671	5,015,813	1,566,047	1,264,401	31,970,061	1,996,881	—

	$74,911,966	$5,013,365	$14,750,683	$8,879,420	$6,917,752	$80,971,820		$—

*	Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

Aggressive Allocation Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 57.9%
Penn Series Flexibly Managed Fund*	$1,929,310	$112,240	$351,839	$170,321	$284,491	$2,144,523	32,766	$—
Penn Series Index 500 Fund*	1,895,349	1,473,484	439,702	300,486	377,403	3,607,020	132,125	—
Penn Series Large Cap Growth Fund*	1,912,178	92,147	548,732	243,083	458,905	2,157,581	86,234	—
Penn Series Large Cap Value Fund*	5,083,605	1,033,862	867,141	447,204	754,804	6,452,334	199,208	—
Penn Series Large Core Value Fund*	5,687,697	276,442	1,131,510	370,791	1,240,317	6,443,737	285,374	—
Penn Series Large Growth Stock Fund*	631,286	30,715	120,561	49,133	134,347	724,920	13,914	—
Penn Series Mid Cap Growth Fund*	1,267,007	61,431	336,903	132,202	318,544	1,442,281	54,986	—
Penn Series Mid Cap Value Fund*	3,083,098	335,140	2,450,378	623,774	(144,008)	1,447,626	54,731	—
Penn Series Mid Core Value Fund*	3,130,494	1,570,903	561,515	170,106	716,516	5,026,504	186,581	—
Penn Series Real Estate Securities Fund*	1,834,243	219,258	432,789	206,082	374,635	2,201,429	80,786	—
Penn Series Small Cap Growth Fund*	1,912,313	173,464	456,104	191,509	330,050	2,151,232	45,337	—
Penn Series Small Cap Index Fund*	626,679	9,810	732,721	272,638	(176,406)	—	—	—
Penn Series Small Cap Value Fund*	1,881,483	133,946	961,540	414,742	(24,839)	1,443,792	36,719	—
Penn Series SMID Cap Growth Fund*	1,278,895	84,336	383,329	145,990	307,679	1,433,571	41,686	—
Penn Series SMID Cap Value Fund*	4,406,956	452,829	687,306	376,394	486,347	5,035,220	177,484	—
Affiliated Fixed Income Funds — 8.9%
Penn Series High Yield Bond Fund*	1,282,819	159,613	216,275	32,758	166,448	1,425,363	95,662	—
Penn Series Limited Maturity Bond Fund*	4,599,119	831,064	700,855	41,009	189,393	4,959,730	385,671	—
Affiliated International Equity Funds — 32.9%
Penn Series Developed International Index Fund*	6,453,488	1,872,418	1,193,117	420,892	1,022,335	8,576,016	579,852	—
Penn Series Emerging Markets Equity Fund*	7,241,704	402,123	2,274,206	419,616	731,566	6,520,803	482,308	—
Penn Series International Equity Fund*	7,779,045	368,592	1,594,368	653,115	1,412,033	8,618,417	253,856	—

	$63,916,768	$9,693,817	$16,440,891	$5,681,845	$8,960,560	$71,812,099		$—

*	Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

Moderately Aggressive Allocation Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 56.9%
Penn Series Flexibly Managed Fund*	$13,050,710	$356,751	$2,609,248	$1,451,587	$1,580,553	$13,830,353	211,312	$—
Penn Series Index 500 Fund*	6,409,945	4,576,790	1,609,505	1,160,393	1,094,255	11,631,878	426,076	—
Penn Series Large Cap Growth Fund*	6,467,011	135,185	1,983,236	1,081,141	1,257,434	6,957,535	278,079	—
Penn Series Large Cap Value Fund*	17,192,975	2,855,690	3,243,641	1,895,158	2,106,482	20,806,664	642,379	—
Penn Series Large Core Value Fund*	19,235,422	405,555	4,227,496	1,395,643	3,969,618	20,778,742	920,228	—
Penn Series Large Growth Stock Fund*	2,134,929	45,062	453,837	177,822	433,849	2,337,825	44,872	—
Penn Series Mid Cap Growth Fund*	4,284,855	90,124	1,228,034	485,322	1,018,908	4,651,175	177,323	—
Penn Series Mid Cap Value Fund*	8,340,801	704,587	7,961,965	2,958,913	(1,708,062)	2,334,274	88,252	—
Penn Series Mid Core Value Fund*	8,469,538	4,720,222	1,670,493	741,990	1,632,065	13,893,322	515,714	—
Penn Series Real Estate Securities Fund*	6,202,521	486,351	1,528,888	917,554	1,021,655	7,099,193	260,521	—
Penn Series Small Cap Growth Fund*	4,311,635	246,834	1,093,817	460,048	700,097	4,624,797	97,467	—
Penn Series Small Cap Index Fund*	4,238,633	136,904	2,871,579	1,682,786	(862,122)	2,324,622	92,174	—
Penn Series Small Cap Value Fund*	6,362,925	318,674	3,323,876	2,132,778	(834,338)	4,656,163	118,417	—
Penn Series SMID Cap Growth Fund*	2,162,614	78,615	685,891	207,678	548,415	2,311,431	67,212	—
Penn Series SMID Cap Value Fund*	12,774,835	894,779	2,211,923	1,163,957	1,296,247	13,917,895	490,585	—
Affiliated Fixed Income Funds — 17.7%
Penn Series High Yield Bond Fund*	4,338,952	361,663	769,006	166,768	497,705	4,596,082	308,462	—
Penn Series Limited Maturity Bond Fund*	24,446,952	3,417,290	3,942,909	236,406	972,061	25,129,800	1,954,106	—
Penn Series Quality Bond Fund*	11,159,994	1,201,851	2,002,838	340,388	683,921	11,383,316	711,013	—
Affiliated International Equity Funds — 24.9%
Penn Series Developed International Index Fund*	15,279,512	5,360,681	3,387,487	1,133,264	2,354,451	20,740,421	1,402,327	—
Penn Series Emerging Markets Equity Fund*	17,814,962	405,388	6,828,908	1,257,422	1,370,603	14,019,467	1,036,943	—
Penn Series International Equity Fund*	21,926,365	450,618	4,953,499	2,279,190	3,456,839	23,159,513	682,165	—

	$216,606,086	$27,249,614	$58,588,076	$23,326,208	$22,590,636	$231,184,468		$—

*	Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

Moderate Allocation Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 45.3%
Penn Series Flexibly Managed Fund*	$17,481,348	$194,632	$3,742,238	$2,002,876	$1,965,898	$17,902,516	273,530	$—
Penn Series Index 500 Fund*	5,724,443	5,732,210	1,540,772	1,052,976	1,076,179	12,045,036	441,210	—
Penn Series Large Cap Growth Fund*	5,775,331	51,874	1,863,118	991,595	1,048,264	6,003,946	239,966	—
Penn Series Large Cap Value Fund*	14,394,220	3,210,723	2,992,146	1,705,759	1,636,489	17,955,045	554,339	—
Penn Series Large Core Value Fund*	17,178,234	155,624	4,086,973	1,317,654	3,366,499	17,931,038	794,112	—
Penn Series Large Growth Stock Fund*	2,859,977	31,704	668,272	494,426	308,166	3,026,001	58,081	—
Penn Series Mid Cap Growth Fund*	5,740,014	51,874	1,748,895	681,600	1,295,798	6,020,391	229,523	—
Penn Series Mid Cap Value Fund*	8,380,415	620,358	10,208,961	3,691,747	(2,483,559)	—	—	—
Penn Series Mid Core Value Fund*	14,182,196	5,867,496	2,937,882	920,553	2,948,569	20,980,932	778,802	—
Penn Series Real Estate Securities Fund*	5,539,718	287,335	1,393,019	921,591	770,322	6,125,947	224,805	—
Penn Series Small Cap Growth Fund*	2,887,864	104,210	765,521	471,488	295,095	2,993,136	63,080	—
Penn Series Small Cap Index Fund*	5,678,175	145,453	3,903,797	2,418,523	(1,329,470)	3,008,884	119,305	—
Penn Series Small Cap Value Fund*	8,523,801	311,412	4,525,860	2,054,083	(336,707)	6,026,729	153,274	—
Penn Series SMID Cap Growth Fund*	2,896,968	57,172	954,607	282,251	710,118	2,991,902	86,999	—
Penn Series SMID Cap Value Fund*	11,408,695	567,459	2,133,920	1,242,757	925,177	12,010,168	423,340	—
Affiliated Fixed Income Funds — 37.7%
Penn Series High Yield Bond Fund*	8,717,684	414,757	1,512,846	524,985	779,498	8,924,078	598,931	—
Penn Series Limited Maturity Bond Fund*	44,650,282	4,790,619	7,221,051	582,342	1,557,171	44,359,363	3,449,406	—
Penn Series Quality Bond Fund*	59,788,481	4,330,015	10,489,922	1,772,380	3,542,007	58,942,961	3,681,634	—
Affiliated International Equity Funds — 17.1%
Penn Series Developed International Index Fund*	14,618,842	437,645	3,010,696	1,137,717	1,731,690	14,915,198	1,008,465	—
Penn Series Emerging Markets Equity Fund*	14,913,341	691,088	3,081,405	557,954	2,041,123	15,122,101	1,118,499	—
Penn Series International Equity Fund*	20,558,450	181,566	4,999,935	2,490,994	2,753,749	20,984,824	618,110	—

	$291,898,479	$28,235,226	$73,781,836	$27,316,251	$24,602,076	$298,270,196		$—

*	Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

Moderately Conservative Allocation Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 33.1%
Penn Series Flexibly Managed Fund*	$7,022,276	$406,196	$1,553,433	$878,045	$749,795	$7,502,879	114,635	$—
Penn Series Index 500 Fund*	862,158	1,850,816	280,760	207,565	199,763	2,839,542	104,013	—
Penn Series Large Cap Growth Fund*	1,739,752	101,549	582,563	257,198	371,244	1,887,180	75,427	—
Penn Series Large Cap Value Fund*	4,336,130	1,211,121	934,430	374,443	656,424	5,643,688	174,242	—
Penn Series Large Core Value Fund*	5,174,525	304,647	1,284,916	413,535	1,028,357	5,636,148	249,608	—
Penn Series Mid Cap Value Fund*	1,682,493	219,977	2,146,640	163,352	80,818	—	—	—
Penn Series Mid Core Value Fund*	1,708,694	1,005,097	366,454	112,597	366,423	2,826,357	104,913	—
Penn Series Real Estate Securities Fund*	1,668,219	164,790	425,175	252,806	264,898	1,925,538	70,662	—
Penn Series Small Cap Index Fund*	855,059	18,321	1,004,185	409,199	(278,394)	—	—	—
Penn Series Small Cap Value Fund*	1,711,531	144,745	1,244,725	381,390	(45,753)	947,188	24,089	—
Penn Series SMID Cap Value Fund*	1,718,215	177,521	340,620	216,986	115,455	1,887,557	66,534	—
Affiliated Fixed Income Funds — 56.3%
Penn Series High Yield Bond Fund*	2,626,558	189,164	411,465	164,938	235,840	2,805,035	188,257	—
Penn Series Limited Maturity Bond Fund*	22,425,986	3,019,936	3,305,587	356,442	741,552	23,238,329	1,807,024	—
Penn Series Quality Bond Fund*	26,126,530	2,487,215	4,117,762	887,108	1,480,847	26,863,938	1,677,947	—
Affiliated International Equity Funds — 10.1%
Penn Series Developed International Index Fund*	2,642,592	220,606	581,401	230,391	300,679	2,812,867	190,187	—
Penn Series Emerging Markets Equity Fund*	1,797,538	178,586	396,902	41,914	280,191	1,901,327	140,631	—
Penn Series International Equity Fund*	4,424,280	253,875	1,122,047	538,698	616,602	4,711,408	138,775	—

	$88,522,536	$11,954,162	$20,099,065	$5,886,607	$7,164,741	$93,428,981		$—

*	Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

Conservative Allocation Fund	Total Value at 12/31/18	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/19	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.9%
Penn Series Flexibly Managed Fund*	$4,440,448	$647,596	$1,363,738	$802,913	$231,501	$4,758,720	72,708	$—
Penn Series Index 500 Fund*	—	591,786	3,114	43	11,624	600,339	21,990	—
Penn Series Large Cap Value Fund*	1,645,387	271,581	500,853	93,905	279,731	1,789,751	55,256	—
Penn Series Large Core Value Fund*	2,181,812	323,798	734,289	150,775	461,060	2,383,156	105,543	—
Penn Series Mid Cap Value Fund*	532,229	117,364	728,546	(8,778)	87,731	—	—	—
Penn Series Mid Core Value Fund*	1,080,786	168,669	350,341	109,861	186,095	1,195,070	44,360	—
Penn Series Real Estate Securities Fund*	527,722	97,389	177,508	29,892	133,142	610,637	22,409	—
Penn Series SMID Cap Value Fund*	543,382	105,712	157,146	(5,479)	112,118	598,587	21,099	—
Affiliated Fixed Income Funds — 75.8%
Penn Series High Yield Bond Fund*	1,660,755	242,849	377,833	107,036	146,300	1,779,107	119,403	—
Penn Series Limited Maturity Bond Fund*	19,846,212	3,899,004	4,074,481	368,878	595,300	20,634,913	1,604,581	—
Penn Series Quality Bond Fund*	22,208,980	3,458,415	4,742,188	1,068,979	920,308	22,914,494	1,431,261	—
Affiliated International Equity Funds — 3.0%
Penn Series Developed International Index Fund*	1,113,967	191,843	343,708	59,190	168,098	1,189,390	80,419	—
Penn Series International Equity Fund*	559,493	80,950	189,615	41,162	105,650	597,640	17,604	—

	$56,341,173	$10,196,956	$13,743,360	$2,818,377	$3,438,658	$59,051,804		$—

*	Non-income producing security.

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2019, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$6,982,676	$20,874,260	$117,655,025	$108,879,601
Quality Bond Fund	50,082,627	62,630,011	146,572,270	149,392,726
High Yield Bond Fund	—	—	199,137,647	208,900,396
Flexibly Managed Fund	135,124,317	221,006,835	1,609,950,635	2,015,615,215
Balanced Fund	—	—	5,013,365	14,750,683
Large Growth Stock Fund	—	—	83,505,931	115,599,505
Large Cap Growth Fund	—	—	13,980,489	24,094,556
Large Core Growth Fund	—	—	98,626,070	115,209,904
Large Cap Value Fund	—	—	107,235,404	137,778,100

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Large Core Value Fund	$—	$—	$124,033,002	$152,990,673
Index 500 Fund	—	—	15,765,678	55,089,938
Mid Cap Growth Fund	—	—	28,466,331	36,885,809
Mid Cap Value Fund	—	—	19,061,894	60,022,345
Mid Core Value Fund	—	—	42,636,236	42,129,195
SMID Cap Growth Fund	—	—	47,508,449	56,438,922
SMID Cap Value Fund	—	—	27,126,152	36,630,192
Small Cap Growth Fund	—	—	22,157,250	23,085,731
Small Cap Value Fund	—	—	115,199,430	158,451,398
Small Cap Index Fund	—	—	11,065,153	24,422,473
Developed International Index Fund	—	—	6,377,342	10,250,702
International Equity Fund	—	—	154,427,214	200,510,784
Emerging Markets Fund	—	—	51,045,996	69,556,521
Real Estate Securities Fund	—	—	94,535,043	111,716,667
Aggressive Allocation Fund	—	—	9,693,817	16,440,891
Moderately Aggressive Allocation Fund	—	—	27,249,614	58,588,076
Moderate Allocation Fund	—	—	28,235,226	73,781,836
Moderately Conservative Allocation Fund	—	—	11,954,162	20,099,065
Conservative Allocation Fund	—	—	10,196,956	13,743,360

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2019, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2019, primarily attributable to consent dividends, were reclassed between the following accounts:

	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Money Market Fund	$3,205	$(3,205)
Limited Maturity Bond Fund	(7,466,688)	7,466,688
Quality Bond Fund	(17,049,735)	17,049,735
High Yield Bond Fund	(7,655,189)	7,655,189
Flexibly Managed Fund	(419,911,595)	419,911,595
Balanced Fund	(7,605,682)	7,605,682
Large Growth Stock Fund	(25,128,547)	25,128,547
Large Cap Growth Fund	(8,252,598)	8,252,598
Large Core Growth Fund	(18,484,469)	18,484,469
Large Cap Value Fund	(3,516,531)	3,516,531
Large Core Value Fund	(16,067,378)	16,067,378
Index 500 Fund	(40,441,447)	40,441,447
Mid Cap Growth Fund	(11,454,170)	11,454,170
Mid Cap Value Fund	(1,655,595)	1,655,595
Mid Core Value Fund	(1,347,550)	1,347,550
SMID Cap Growth Fund	(8,108,219)	8,108,219
SMID Cap Value Fund	(4,705,760)	4,705,760
Small Cap Growth Fund	(5,191,045)	5,191,045
Small Cap Value Fund	(16,462,096)	16,462,096
Small Cap Index Fund	(10,127,438)	10,127,438
Developed International Index Fund	(4,597,837)	4,597,837
International Equity Fund	(21,242,698)	21,242,698
Emerging Markets Equity Fund	(4,423,711)	4,423,711
Real Estate Securities Fund	(20,449,450)	20,449,450
Aggressive Allocation Fund	(5,387,010)	5,387,010
Moderately Aggressive Allocation Fund	(22,396,960)	22,396,960
Moderate Allocation Fund	(26,051,076)	26,051,076
Moderately Conservative Allocation Fund	(5,558,130)	5,558,130
Conservative Allocation Fund	(2,591,500)	2,591,500

These reclassifications had no effect on net assets or net asset value per share.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2019 and 2018 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2019	2018	2019	2018	2019	2018
Money Market Fund	$1,635,471	$510,090	$—	$—	$1,635,471	$510,090
Limited Maturity Bond Fund	7,466,688	6,315,701	—	—	7,466,688	6,315,701
Quality Bond Fund	16,119,199	13,040,425	930,536	—	17,049,735	13,040,425
High Yield Bond Fund	7,655,189	8,362,253	—	—	7,655,189	8,362,253
Flexibly Managed Fund	113,162,273	89,066,857	306,749,828	220,993,192	419,912,101	310,060,049
Balanced Fund	1,824,970	1,618,911	11,045,108	10,217,792	12,870,078	11,836,703
Large Growth Stock Fund	—	—	25,691,548	36,763,217	25,691,548	36,763,217
Large Cap Growth Fund	249,533	362,647	8,003,073	5,000,739	8,252,606	5,363,386
Large Core Growth Fund	2,050,338	1,333,604	16,434,131	14,727,569	18,484,469	16,061,173
Large Cap Value Fund	2,002,810	2,815,584	1,513,721	45,477,072	3,516,531	48,292,656
Large Core Value Fund	5,965,127	7,011,734	10,102,251	17,088,617	16,067,378	24,100,351
Index 500 Fund	8,049,998	7,526,980	32,391,449	33,820,180	40,441,447	41,347,160
Mid Cap Growth Fund	1,247,910	—	10,206,138	10,785,921	11,454,048	10,785,921
Mid Cap Value Fund	1,655,595	4,999,980	—	15,103,474	1,655,595	20,103,454
Mid Core Value Fund	1,347,832	2,270,928	—	7,880,710	1,347,832	10,151,638
SMID Cap Growth Fund	371,139	1,006,750	7,737,080	7,823,839	8,108,219	8,830,589
SMID Cap Value Fund	563,622	1,362,793	4,142,138	9,798,966	4,705,760	11,161,759
Small Cap Growth Fund	—	873,747	5,629,113	9,301,326	5,629,113	10,175,073
Small Cap Value Fund	1,413,710	1,177,178	15,048,386	21,948,984	16,462,096	23,126,162
Small Cap Index Fund	888,792	1,036,352	9,238,646	6,041,328	10,127,438	7,077,680
Developed International Index Fund	2,879,486	2,350,632	2,697,215	600,324	5,576,701	2,950,956
International Equity Fund	1,537,154	2,499,808	19,705,544	41,505,615	21,242,698	44,005,423
Emerging Markets Equity Fund	810,574	1,647,468	3,787,263	13,091,057	4,597,837	14,738,525
Real Estate Securities Fund	6,875,946	2,616,827	13,573,504	4,192,210	20,449,450	6,809,037
Aggressive Allocation Fund	948,119	1,038,455	8,540,457	12,328,888	9,488,576	13,367,343
Moderately Aggressive Allocation Fund	3,679,730	3,861,611	32,228,790	44,887,924	35,908,520	48,749,535
Moderate Allocation Fund	5,967,423	6,036,319	36,041,566	46,404,803	42,008,989	52,441,122
Moderately Conservative Allocation Fund	2,331,930	2,086,905	7,908,345	10,926,807	10,240,275	13,013,712
Conservative Allocation Fund	1,693,608	1,486,148	3,485,940	4,400,064	5,179,548	5,886,212
Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

Capital loss carryforwards:

At December 31, 2019, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Money Market Fund	$80	$—
High Yield Bond Fund	3,935,768	3,425,483
Mid Cap Value Fund	545,604	129,271
Mid Core Value Fund	—	79,459

During the year ended December 31, 2019, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Limited Maturity Bond Fund	$1,080,342
Quality Bond Fund	2,999,659
High Yield Bond Fund	1,295,164

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2020:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Limited Maturity Bond Fund	$—	$407,319
Quality Bond Fund	—	325,902
Mid Cap Value Fund	—	1,246,096
SMID Cap Value Fund	—	1,623,668
Emerging Markets Equity Fund	—	227,910

Tax cost of securities:

At December 31, 2019, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2019 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Money Market Fund	$112,779,923	$1	$—	$1
Limited Maturity Bond Fund	244,265,533	2,423,351	(2,704,682)	(281,331)
Quality Bond Fund	413,518,825	11,648,846	(1,695,953)	9,952,893
High Yield Bond Fund	151,860,229	7,059,060	(135,005)	6,924,055
Flexibly Managed Fund	3,732,498,585	721,588,283	(42,637,976)	678,950,307
Balanced Fund	47,970,118	33,730,440	(728,738)	33,001,702
Large Growth Stock Fund	225,821,019	108,492,404	(2,820,115)	105,672,289
Large Cap Growth Fund	42,509,550	21,394,360	(304,623)	21,089,737
Large Core Growth Fund	112,577,293	23,963,358	(1,195,892)	22,767,466
Large Cap Value Fund	174,119,823	24,687,852	(2,311,359)	22,376,493
Large Core Value Fund	169,505,634	27,513,031	(3,756,787)	23,756,244
Index 500 Fund	225,704,105	287,023,558	(16,489,578)	270,533,980
Mid Cap Growth Fund	101,020,747	50,051,317	(1,853,229)	48,198,088

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Mid Cap Value Fund	$100,936,067	$25,818,128	$(10,549,407)	$15,268,721
Mid Core Value Fund	89,079,330	12,577,086	(2,189,375)	10,387,711
SMID Cap Growth Fund	59,840,839	13,527,251	(1,747,290)	11,779,961
SMID Cap Value Fund	80,478,654	12,240,810	(7,327,086)	4,913,724
Small Cap Growth Fund	81,942,898	39,198,427	(2,756,325)	36,442,102
Small Cap Value Fund	177,322,131	36,627,704	(8,740,241)	27,887,463
Small Cap Index Fund	55,702,676	23,656,776	(8,959,938)	14,696,838
Developed International Index Fund	84,466,020	39,414,276	(14,631,943)	24,782,333
International Equity Fund	264,788,682	66,305,530	(6,482,872)	59,822,658
Emerging Markets Equity Fund	124,659,780	30,816,865	(6,193,266)	24,623,599
Real Estate Securities Fund	115,664,569	18,106,064	(2,497,459)	15,608,605
Aggressive Allocation Fund	56,387,515	15,758,106	(111,159)	15,646,947
Moderately Aggressive Allocation Fund	175,766,476	56,881,534	(317,790)	56,563,744
Moderate Allocation Fund	227,520,082	71,121,140	(371,026)	70,750,114
Moderately Conservative Allocation Fund	77,269,912	16,750,032	(114,965)	16,635,067
Conservative Allocation Fund	53,052,341	6,784,285	(19,249)	6,765,036

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the year ended December 31, 2019. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds at December 31, 2019 are listed after the Fund’s Schedule of Investments.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.

The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

The total market value of written options held in the Flexibly Managed Fund as of December 31, 2019 can be found on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The Mid Core Value Fund and Emerging Markets Equity Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2019:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Futures variation margin receivable*	Call options written, at value Futures variation margin payable*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts
Interest rate contracts	Futures variation margin receivable*	Futures variation margin payable*

* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2019:

	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign currency contracts	Interest rate contracts	Equity Contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$—	$—	$—	$(327,552)
Quality Bond Fund	—	—	84,630	—	—	(1,500,523)
Flexibly Managed Fund	—	—	—	(44,812,478)	—	—
Index 500 Fund	147,053	—	—	—	—	—
Mid Core Value Fund	—	794	—	—	(73,382)	—
Small Cap Index Fund	18,948	—	—	—	—	—
Developed International Index Fund	20,742	—	—	—	—	—
Emerging Markets Fund	—	—	—	—	(94,768)	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of December 31, 2019:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund)	Loss Exposure, After Collateral (note less than $0)
Flexibly Managed Fund
Citigroup	ISDA	$—	$(25,415,819)	$(25,415,819)	$—	$(25,415,819)
Credit Suisse	ISDA	—	(14,977,705)	(14,977,705)	—	(14,977,705)
Goldman Sachs	ISDA	—	(2,296,689)	(2,296,689)	—	(2,296,689)
JP Morgan	ISDA	—	(1,121,125)	(1,121,125)	—	(1,121,125)
RBC Capital	ISDA	—	(1,001,140)	(1,001,140)	—	(1,001,140)

Total		$—	$(44,812,478)	$(44,812,478)	$—	$(44,812,478)

Mid Core Value Fund
Bank of America	Fx Letter	$13	$(3,729)	$(3,716)	$—	$(3,716)
Credit Suisse	Fx Letter	778	(13,792)	(13,014)	—	(13,014)
Goldman Sachs	Fx Letter	3	(24,281)	(24,278)	—	(24,278)
JP Morgan	Fx Letter	—	(18,027)	(18,027)	—	(18,027)
Morgan Stanley	Fx Letter	—	(13,553)	(13,553)	—	(13,553)

Total		$794	$(73,382)	$(72,588)	$—	$(72,588)

Emerging Markets Equity Fund
UBS Securities	Fx Letter	$—	$(94,768)	$(94,768)	$—	$(94,768)

Total		$—	$(94,768)	$(94,768)	$—	$(94,768)

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of December 31, 2019:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on purchased options
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) of futures contracts
Net change in unrealized appreciation (depreciation) of purchased options
Net change in unrealized appreciation (depreciation) of written options

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Interest rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) of futures contracts

Foreign currency contracts	Net realized gain (loss) on forward foreign currency contracts
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts

Fund	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity Contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$1,956,982
Quality Bond Fund	—	—	8,553,101
Flexibly Managed Fund	8,684,040	(61,428)	—
Index 500 Fund	997,582	—	—
Mid Core Value Fund	—	149,740	—
Small Cap Index Fund	240,143	—	—
Developed International Index Fund	402,142	—	—
Emerging Markets Equity Fund	—	(520,219)	—

Fund	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$(770,297)
Quality Bond Fund	—	—	(3,802,197)
Flexibly Managed Fund	(33,001,384)	—	—
Index 500 Fund	361,448	—	—
Mid Core Value Fund	—	(34,071)	—
Small Cap Index Fund	93,314	—	—
Developed International Index Fund	90,023	—	—
Emerging Markets Equity Fund	—	152,400	—

The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2019. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Fund	Forward foreign currency contracts (average cost)	Futures contracts (average notional value) long	Futures contracts (average notional value) short	Purchased options (average notional cost)	Written options (premiums received)
Limited Maturity Bond Fund	$—	$45,300,133	$12,722,853	$—	$—
Quality Bond Fund	—	123,647,521	8,746,984	—	—
Flexibly Managed Fund	—	—	—	141,017	21,190,367
Index 500 Fund	—	5,744,655	—	—	6,002
Mid Core Value Fund	(5,938,932)	—	—	—	—
Small Cap Index Fund	—	1,406,070	—	—	—
Developed International Index Fund	—	2,558,840	—	—	—
Emerging Markets Equity Fund	(23,559,281)	—	—	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2019

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — RECENT ACCOUNTING PRONOUNCEMENTS and REPORTING UPDATES

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Directors

Penn Series Funds, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc., comprised of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, underlying companies and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Penn Series Funds, Inc. investment companies since 2004.

Philadelphia, Pennsylvania

February 21, 2020

Penn Series Funds, Inc.

December 31, 2019

Tax Information (unaudited)

Each Fund reports the following amounts distributed during the year ended December 31, 2019 as capital gain dividends:

Fund	Long-Term Capital Gain
Quality Bond Fund	$930,536
Flexibly Managed Fund	306,749,828
Balanced Fund	11,045,108
Large Growth Stock Fund	25,691,548
Large Cap Growth Fund	8,003,073
Large Core Growth Fund	16,434,131
Large Cap Value Fund	1,513,721
Large Core Value Fund	10,102,251
Index 500 Fund	32,391,449
Mid Cap Growth Fund	10,206,138
SMID Cap Growth Fund	7,737,080
SMID Cap Value Fund	4,142,138
Small Cap Growth Fund	5,629,113
Small Cap Value Fund	15,048,386
Small Cap Index Fund	9,238,646
Developed International Index Fund	2,697,215
International Equity Fund	19,705,544
Emerging Markets Equity Fund	3,787,263
Real Estate Securities Fund	13,573,504
Aggressive Allocation Fund	8,540,457
Moderately Aggressive Allocation Fund	32,228,790
Moderate Allocation Fund	36,041,566
Moderately Conservative Allocation Fund	7,908,345
Conservative Allocation Fund	3,485,940

Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2019 as being eligible for the dividends received deduction available to corporate shareholders:

Fund
High Yield Bond Fund	1.46%
Flexibly Managed Fund	32.50%
Balanced Fund	43.71%
Large Cap Growth Fund	100.00%
Large Core Growth Fund	27.16%
Large Cap Value Fund	100.00%
Large Core Value Fund	67.38%
Index 500 Fund	100.00%
Mid Cap Growth Fund	62.26%
Mid Cap Value Fund	100.00%
Mid Core Value Fund	100.00%
SMID Cap Growth Fund	58.20%
SMID Cap Value Fund	100.00%
Small Cap Value Fund	100.00%
Small Cap Index Fund	58.20%
Developed International Index Fund	0.51%
International Equity Fund	3.40%
Real Estate Securities Fund	0.03%

Penn Series Funds, Inc.

December 31, 2019

Tax Information (unaudited) continued

Fund
Aggressive Allocation Fund	57.44%
Moderately Aggressive Allocation Fund	44.90%
Moderate Allocation Fund	26.81%
Moderately Conservative Allocation Fund	16.65%
Conservative Allocation Fund	9.12%

Disclosure of Portfolio Holdings

Pursuant to applicable law, the Funds are required to disclose to the SEC their complete portfolio holdings monthly on Form N-PORT, within 60 days of the end of each month and within 5 days after the end of each month for the Money Market Fund on Form N-MFP. Portfolio holdings reported for the last month of each fiscal quarter are made publicly available by the SEC 60 days after the end of the fiscal quarter. Holdings reports filed with the SEC on Forms N-PORT and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2019 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds Management (Unaudited)

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds Overseen by the Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS†
Marie K. Karpinski (1949)*	Director; No set term; served since 2015.	Retired (2010 – Present).	29	None.

Joanne B. Mack (1946)*	Director; No set term; served since 2013.	Vice President – Financial Services Consulting, Trianz (2012 – 2013); Management Consultant, self-employed (2009 – 2012; 2013 – Present).	29	None.

Archie C. MacKinlay (1955)*	Director; No set term; served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (1984 – Present).	29	None.

Rebecca C. Matthias (1953)*	Director; No set term; served since 2010.	Retired (2010 – Present); President, Destination Maternity Corporation (clothing) (1982 – 2010).	29	Director, CSS Industries.

David B. Pudlin (1949)*	Director; No set term; served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller (law firm) (1994 – Present).	29	None.
INTERESTED DIRECTORS
Eileen C. McDonnell (1962)*	Director and Chairperson of the Board; No set term; served since 2010.	Chief Executive Officer (2011 – Present), President (2010 – 2015), Chairperson of the Board (2013 – Present), Executive Vice President and Chief Marketing Officer (2008 – 2010), Penn Mutual; Director, PMAM (2010 – Present); President and Director (2010 – Present), Chairperson of the Board (2011 – Present), PIA.	29	Director, UHS of Delaware, Inc.

*	The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
OFFICERS
David M. O’Malley (1974)*	President; One year; served since 2014.	Chairperson and Chief Executive Officer, PMAM (2014 – Present); President and Chief Operating Officer (2016 – Present), Chief Operating Officer (2013 – 2015), Chief Financial Officer (2010 – 2013), Executive Vice President (2009 – 2013), Penn Mutual.

Steven Viola (1975)*	Treasurer One year; served since 2015.	Assistant Treasurer (2016 – Present), Senior Fund Accounting Analyst (2016 – 2017), PMAM; Senior Accountant, Penn Mutual (2005 – 2015).

Tyler J. Thur (1984)*	Assistant Treasurer One year; served since Feb. 2017.	Controller and Treasurer, PMAM (2015 – Present); Senior Financial Analyst, Penn Mutual (2011 – 2014).

Penn Series Funds Management (Unaudited)

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Victoria Robinson (1965)	Chief Compliance Officer One year; served since 2014. Secretary One year; served since 2019 AML Officer One year; served since 2019	Chief Ethics & Compliance Officer, Penn Mutual & Hornor, Townsend & Kent, LLC (“HTK”). Anti Money Laundering Officer. Penn Mutual & HTK (2019 present). Chief Operating Officer PMAM (2017 – 2019); Chief Compliance & Risk Officer, Managing Director, PMAM (2008 – 2019) Assistant Vice President, Penn Mutual (2010 – 2015).

*	The address of each Officer is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2019 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM8644 12/19

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $514,500 for 2019 and $502,000 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018. This represents the review of the semi-annual financial statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2019 and $0 for 2018.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(1)

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Penn Series Funds, Inc. To the extent required by applicable law, pre-approval by the Audit Committee of the Penn Series Funds, Inc. (the “Company”) Board of Directors is required for all audit and permissible non-audit services rendered to the Company and all permissible non-audit services rendered to the investment adviser to the Company, Penn Mutual Asset Management, Inc. (“PMAM”), or any other service providers controlling, controlled by or under common control with PMAM that provide ongoing services to the Company (“Related Entities”) that relate directly to the operations and financial reporting of the Company’s Funds. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by the Audit Committee Chairman or other member of the Audit Committee as designated by the Audit Committee. The Policy sets forth the audit, audit-related, tax and all other services that are subject to general or specific pre-approval by the Audit Committee subject to specified expense limitations. The Policy provides that the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor pursuant to the pre-approval provision of the Policy. Pursuant to the Policy, the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules and related guidance concerning auditor independence.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2018.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Penn Series Funds, Inc.

By (Signature and Title)* /s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date March 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date March 5, 2020

By (Signature and Title)* /s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date March 5, 2020

*	Print the name and title of each signing officer under his or her signature.